UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2018
Classes A, C, I, O, P*, P3, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

*Patent Pending
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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Keeping an Eye on the Path Forward
Dear Shareholder,
When historians look back at 2018, one of the key features of the year probably will be the return of volatility to the financial markets. Through almost three full quarters, markets continued to press forward, but in September and October investor sentiment shifted and both stocks and bonds retreated. In our view, there were numerous causes for this sentiment shift, including concerns over rising interest rates, decelerating earnings and uncertainty over potentially hawkish Federal Reserve monetary policy. We see it as indigestion from a combination of these worries, plus investors overreacting to modest changes in the late-cycle economic environment. Painful memories of the global financial crisis ten years ago may have exacerbated the move lower, in our opinion.
In our view, how this sentiment shift plays out will have implications for future return potential. We believe the sell-off was an overdone technical correction. Markets have repriced risk across the board, but we do not see material deterioration in the economic fundamentals. The job market is booming and consumer confidence is elevated. In our view, manufacturing continues to expand, corporate profits are still strong and business confidence is high. We expect that at some point, the rate of corporate earnings growth may revert to its long-term, historical average, but we do not believe that deceleration from its current lofty level should lead to a prolonged retreat of asset valuations.
Despite the drop in stock and bond prices, we think the U.S. economy remains strong enough to keep the Federal Reserve on course for its planned series of interest rate hikes into 2019. Commensurate with economic growth are rising interest rates, which in our opinion, are likely to create market volatility. Nonetheless, in light of economic strength, we believe markets will regain their composure and refocus on the positive fundamentals. We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2018

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first half of the fiscal year, the Index was up a slim 2.37%. The next five months saw the Index gain nearly 7%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, leaving the Index up just 2.06% for the fiscal year. (The Index returned 1.16% for the year ended October 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imported goods, covering more than 5,000 items, including day-to-day consumer goods, valued at some $200 billion. The tariffs would take effect one week later and the rate would increase to 25% at the beginning of 2019. The day after the announcement, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports to China. But investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, without breaking through. But as September ended, the 10-year Treasury yield, which had not been able to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of the rising Treasury yield which shook investors’ confidence: 2.88% to 3.23% in 22 days to October 5. If so, Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral” didn’t help. Commentators increasingly wrote about the fear that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending October at 0.28%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 2.05%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 3.02%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 0.98%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 7.35%, having given up a similar amount since the September 20 record close. The earnings per share of its constituent companies grew by about 25% year-over-year in both the first and second quarters, the most since 2010. Consumer discretionary was the top performer, up 15.16%. Materials was the weakest sector, down 9.35%, perhaps reflecting trade tensions on already fragile global growth.
In currencies, the dollar rose 2.93% against the euro, 4.13% against the pound and slipped 0.35% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets were shaken by the upsurge in volatility in early 2018 and again in October on the concerns described above. MSCI Japan® Index fell 4.22% for the fiscal year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 7.16%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. MSCI UK® Index slipped 0.91%. General weakness in banks and specific weakness in one heavily weighted consumer staples constituent, was mitigated by strength in energy as oil prices rose, and in the UK’s large pharmaceuticals names.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

Benchmark Descriptions (continued)

Index	Description
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-U.S. Small Cap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of October 31, 2018 (percent of net assets)

Hard Currency	35%
Local Currency	30%
Corporates	35%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -5.01% compared to a composite index, which is a blend of 1∕3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1∕3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1∕3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned -4.21% for the same period.
Portfolio Specifics: The Fund’s fiscal year was a period that challenged emerging markets (“EM”) performance, with the exception of the first few months. For the reporting period, the Fund outperformed its benchmark before deducting fees and operating expenses, but lagged the Composite Index net of those costs.
During the first few months of the period, the Fund maintained a bias towards EM local currency denominated securities as growth momentum across emerging markets, coupled with a weaker U.S. dollar, supported EM interest rate and currency-exchange (“FX”) risk. Subsequently, the Fund was underweight EM hard currency and corporate securities. As volatility began to pick up late in the first quarter and early 2nd quarter of 2018, we moved to underweight EM local currency, because a move higher in U.S. interest rates led to a stronger dollar and as a result, EM currencies began to weaken. What’s more, to support weaker currencies, many EM central banks were forced to hike their interest rates, providing a negative catalyst for EM local rates. The Fund finished the period with a bias towards EM corporates, followed by hard currency sovereign and quasi-sovereign securities.
The Fund’s overweight to EM local currency into the second quarter of 2018 and underweight to EM local currency thereafter, in favor of EM corporates contributed to performance for the period; these tactics captured much of the shifts in relative strength among the EM sub-asset classes. In addition, the Fund’s small cash position helped dampen the negative returns experienced across emerging markets.
The Fund’s local currency sleeve underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, driven by FX positions in the Colombian peso, Indonesian rupiah and Czech Koruna.
The Fund’s EM corporate sleeve underperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index, as security selection lagged in the major industries.
The Fund’s hard currency sleeve underperformed its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, largely due to the sleeve’s overweight of Argentina.
Current Outlook and Strategy: We believe the growth differential between emerging and developed market (“DM”) economies to narrow as EM growth moderates relative to DM in the coming months. In our view, strong oil markets have helped exporting countries such as Russia and Colombia, while penalizing those that subsidize gasoline. We believe trade uncertainty remains the dominant issue, but the jury is still out on its real economic impact: exports are showing weakness in some but not all countries. Heightened political risks, notably around U.S. tariffs against China and international sanctions against Russia, add noise to investor strategies. Even though the economic impact of these concerns has yet to be determined, we believe that investor sentiment will remain subdued until trade tension and sanction risks abate.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	-7.39%	1.58%	0.89%
Class C(2)	-6.87%	1.32%	0.55%
Class I	-4.88%	2.39%	1.62%
Class W	-4.91%	2.34%	1.56%
Excluding Sales Charge:
Class A	-5.01%	2.10%	1.32%
Class C	-5.95%	1.32%	0.55%
Class I	-4.88%	2.39%	1.62%
Class W	-4.91%	2.34%	1.56%
Composite Index	-4.21%	2.01%	1.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United States	53.4%
Germany	4.1%
United Kingdom	3.8%
Spain	2.6%
Mexico	1.5%
Peru	1.4%
Chile	1.2%
Argentina	1.1%
Poland	1.0%
Brazil	1.0%
Countries between 0.1% – 1.0%^	11.3%
Assets in Excess of Other Liabilities*,*	17.6%
Net Assets	100.0%
* Includes short-term investments.
* Includes purchased options.
^ Includes 37 countries, which each represents 0.1% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.32% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned -2.05% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted negative returns and outperformed its benchmark. Bond market returns continued to diverge over the 12-month period. U.S. bond markets suffered from two waves of higher interest rates as the headwinds of official hikes in the U.S. Federal Reserve Board’s (“Fed”) fed funds rate and strong growth in the U.S. economy drove U.S. Treasury yields higher, with the 10-year Treasury peaking at 3.23% before ending the period at 3.14%. The Fund’s defensive positioning in U.S. interest rates helped relative performance as those rates increased. The Fund continued to benefit from its allocations to non-government sectors, particularly among U.S. securitized credit bonds, which drew support from continuing strength in the real estate sector. Allocations to corporate credit, including investment grade and high yield bonds, were volatile over the period, with investment grade contributing to performance.
The Fund’s allocations to emerging market currencies detracted from relative results. By contrast, currency positioning in developed markets had less of an impact on performance. The U.S. dollar was a meaningful driver of market performance for the period. In light of a more aggressive Fed and dovish European Central Bank (“ECB”) and Bank of Japan, the U.S. dollar continued its ascent. We believe, the stronger U.S. dollar and growing trade tensions were a meaningful impediment to emerging market (“EM”) currencies, causing EM bonds to perform poorly.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a positive
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/25	2.8%
Spain Government Bond, 1.400%, 04/30/28	2.5%
United Kingdom Gilt, 3.500%, 01/22/45	1.9%
United States Treasury Note, 1.875%, 03/31/22	1.6%
United States Treasury Bond, 3.125%, 05/15/48	1.5%
United States Treasury Note, 2.875%, 08/15/28	1.2%
United States Treasury Note, 2.875%, 10/31/20	1.1%
United States Treasury Note, 2.875%, 10/15/21	1.1%
Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/46	1.1%
Republic of Poland Government Bond, 3.250%, 07/25/25	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
impact on the Fund’s performance during the period.
Current Strategy and Outlook: With the fourth quarter in full swing, and looking into 2019, we believe there will be a fourth rate hike from the Fed at its December meeting and two more hikes over the course of 2019. Recent market volatility, which we believe supports the Fed’s shift to becoming more data-dependent, has drawn the attention of Fed Chairman Jerome Powell. We believe that inflation risks, while biased higher, are unlikely to accelerate even with any pressures related to trade and tariffs. In our view, the trade picture, while easing in some respects on the heels of a new trade pact between the U.S., Mexico and Canada, has substantial uncertainty with risk stemming from escalating tensions between the U.S. and China. Meanwhile, in our opinion, the timing of a rate hike by the ECB appears to be delayed until late in 2019, given the ECB’s singular mandate on inflation. While the U.S. dollar has been unexpectedly strong over the prior 12 months, we believe it should level off against the euro as well as select EM currencies.
Against this backdrop, our focus on assets that can withstand downside volatility remains intact. We continue to favor U.S.-centric assets that potentially benefit from the underlying strength of U.S. fundamentals. As a result, we prefer securitized assets to corporate credit. Within securitized, we like floating-rate securities such as collateralized loan obligations and sectors tied to the United States, as well as sectors tied to the strengthening housing market such as non-agency residential mortgage-backed securities. Additionally, we continue to like commercial mortgage-backed securities, as we believe the fundamentals of the commercial real estate market remain solid.
We believe fundamentals for corporate credit remain supportive given the solid environment driven by higher nominal economic growth. What’s more, we believe that there are no immediate catalysts to turn the credit cycle. That said, the strong outperformance in the third quarter leaves yield spreads — the difference between yields of corporate bonds and comparable maturity U.S. Treasury securities — closer to full valuation, and we are neutral on the corporate credit sector. We have taken steps to redirect investments from longer-dated corporates to shorter-dated corporates to reduce potential downside risk. We maintain modest allocations to high yield, given its more U.S.-centric nature, over investment grade corporates.
Finally, we believe uncertainty and volatility will provide attractive, idiosyncratic opportunities within emerging markets. In line with our views of looking to take advantage of opportunities without exposing portfolios to significant downside volatility, we are biased toward opportunities in hard currency over local currency EMs and sovereign markets over corporate markets, where liquidity can be less reliable.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-3.74%	0.59%	3.75%	—	—
Class C(2)	-2.93%	0.35%	3.23%	—	—
Class I	-1.06%	1.37%	4.32%	—	—
Class O	-1.23%	1.11%	4.01%	—	—
Class P(3)	-0.51%	1.63%	4.45%	—	—
Class P3	—	—	—	—	-1.59%
Class R	-1.47%	0.85%	—	0.81%	—
Class R6(3)	-1.02%	1.37%	4.33%	—	—
Class W(4)	-1.09%	1.33%	4.26%	—	—
Excluding Sales Charge:
Class A	-1.32%	1.09%	4.01%	—	—
Class C	-1.99%	0.35%	3.23%	—	—
Class I	-1.06%	1.37%	4.32%	—	—
Class O	-1.23%	1.11%	4.01%	—	—
Class P(3)	-0.51%	1.63%	4.45%	—	—
Class P3	—	—	—	—	-1.59%
Class R	-1.47%	0.85%	—	0.81%	—
Class R6(3)	-1.02%	1.37%	4.33%	—	—
Class W(4)	-1.09%	1.33%	4.26%	—	—
BBGA Index	-2.05%	0.33%	3.16%	0.56%	—

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on June 29, 2016 and Class R6 incepted on May 31, 2013. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global Equity Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United States	59.9%
Japan	8.5%
United Kingdom	4.7%
Canada	4.0%
Netherlands	3.7%
Germany	3.3%
Australia	3.1%
France	2.9%
Switzerland	2.7%
Hong Kong	1.1%
Countries between 0.1% – 1.0%^	5.4%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.1% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund* (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong and Vincent Costa, CFA, Portfolio Managers**, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.29% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) and the MSCI All Country World IndexSM (“MSCI ACWISM”)*** which returned 1.16% and -0.52%, respectively, for the same period.
Portfolio Specifics****: For the reporting period, the Fund underperformed the MSCI World. In terms of the characteristics of stocks that affected performance during the reporting period, the Fund benefited from the fact that its stocks tend to be less sensitive to movements in the market. The Fund’s high dividend bias was also an advantage. On the other hand, the Fund’s lower average market capitalization held back returns. However, it was stock specific characteristics that detracted the most. On the regional level, stock selection within Europe detracted the most value. By contrast, stock selection within Japan contributed to returns. At the sector level, Fund holdings within the information technology and industrials sectors detracted the most from performance. At the individual stock level, key detractors were an overweight position in Royal Mail plc and underweight positions in Microsoft Corporation and Apple Inc. By contrast, stock selection within the consumer discretionary and financials sectors contributed the most to returns. Key contributors for the period among individual securities includes overweight positions in Eli Lilly and Company, Kohl’s Corporation and AES Corporation.
Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

Apple, Inc.	2.2%
Johnson & Johnson	1.6%
Royal Dutch Shell PLC – Class A	1.2%
Bank of America Corp.	1.2%
Pfizer, Inc.	1.2%
UnitedHealth Group, Inc.	1.2%
Cisco Systems, Inc.	1.2%
Intel Corp.	1.1%
Home Depot, Inc.	1.0%
McDonald’s Corp.	1.0%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The managers then seek to optimize the Fund’s potential to achieve its dividend, alpha and volatility objectives.

*
On March 15, 2018, the Fund’s Board of Trustees approved changes with respect to the Fund’s principal investment strategies, primary benchmark and portfolio managers.

**
Effective May 1, 2018, Martin Jansen, Christopher F. Corapi and Maya Venkatraman were removed as portfolio managers of the Fund and Steve Wetter and Kai Yee Wong were added as portfolio managers of the Fund. Effective June 30, 2018, James Ying was removed as a portfolio manager of the Fund.

***
Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI ACWISM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund now invests.

****
Beginning April 16, 2018 through the close of business on April 27, 2018, the Fund was in a transition period and may have held a large portion of the Fund’s assets in temporary investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-6.96%	2.74%	9.58%
Class C(2)	-3.02%	3.18%	9.41%
Class I	-1.05%	4.22%	10.54%
Class W(3)	-1.07%	4.22%	10.50%
Excluding Sales Charge:
Class A	-1.29%	3.96%	10.24%
Class C	-2.06%	3.18%	9.41%
Class I	-1.05%	4.22%	10.54%
Class W(3)	-1.07%	4.22%	10.50%
MSCI World IndexSM	1.16%	6.81%	10.02%
MSCI All Country World IndexSM	-0.52%	6.15%	9.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser.
Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI All Country World IndexSM to the MSCI World IndexSM because the MSCI World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of October 31, 2018 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.99% compared to the -0.83% return of the S&P Target Risk® Growth Index and the -1.48% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: In our view, our tactical signal, based on fundamentals, continues to indicate a positive outlook and was reflected in the Fund’s positioning, which held target allocations throughout the period. Performance of the Fund was negative for the period and it underperformed its benchmark, the S&P Target Risk® Growth Index.
The Fund lagged the Composite Index principally because of Voya Small Company Fund’s underperformance of the S&P SmallCap 600 Index and Voya Multi-Manager Emerging Markets Equity Fund’s underperformance of the MSCI Emerging Markets Index. This was partly offset by Voya GNMA Income Fund’s outperformance of its closest Composite index member, the Bloomberg Barclays US Treasury 20+Year Index and by Voya Mid Cap Opportunities Fund’s outperformance of the S&P MidCap 400 Index.
The Composite Index trailed the S&P Target Risk® Growth Index. The Composite Index had the advantage of higher allocation than S&P Target Risk® Growth Index to outperforming U.S. vs. non-U.S. stocks. In U.S., stocks the Composite Index maintained a 10% allocation to relatively weak mid-caps, small caps and global real estate. S&P Target Risk® Growth Index’s U.S. stocks were overwhelmingly allocated to outperforming large caps. Similarly, in non-US stocks, the Composite Index equally weighted developed and underperforming emerging markets stocks. S&P Target Risk® Growth Index’s allocation was about 4:1. In fixed income the Composite Index held a 10% allocation to long Treasuries which lost more than 6% as interest rates rose. S&P Target Risk® Growth Index’s fixed income sleeve consisted mostly of corporates which lost a few percentage points.
Current Outlook and Strategy: Despite the spike in market volatility, we believe there is still plenty of good news as fundamentals are accelerating. In our view, the tax reform package will positively impact a key component of U.S. GDP that has been missing — capital investment. We think that impact will be constructive for productivity and future sustainable growth. Yet there is a distinct lack of euphoria in the markets, and we believe the biggest risk for investors is missing the next leg of this rally. The new path forward is not without risks. Trade wars, a stronger dollar, rising oil prices and the U.S. Federal Reserve Board rate hikes are weighing on investor sentiment. However, we believe long-term investors should pay attention to the most positive economic environment in 30 years, a decline in geopolitical tension and corporate earnings reaching all-time highs. In our view, this is a time when a broadly diversified portfolio, as near as the United States and as far away as the emerging markets, potentially can lower risk and increase return.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of October 31, 2018, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA Nareit Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets IndexSM, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	-8.57%	2.02%	2.89%
Class C(2)	-4.59%	2.48%	3.24%
Class I	-2.72%	3.50%	4.24%
Class R	-3.14%	3.00%	3.73%
Class W	-2.65%	3.54%	4.27%
Excluding Sales Charge:
Class A	-2.99%	3.24%	3.99%
Class C	-3.65%	2.48%	3.24%
Class I	-2.72%	3.50%	4.24%
Class R	-3.14%	3.00%	3.73%
Class W	-2.65%	3.54%	4.27%
S&P Target Risk® Growth Index	-0.83%	5.58%	6.37%
Composite Index	-1.48%	5.14%	5.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the indices indicated. An Index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

Japan	24.7%
United Kingdom	13.9%
Canada	7.5%
France	5.9%
Australia	5.4%
Italy	4.6%
Switzerland	4.4%
Germany	4.4%
South Korea	2.8%
Sweden	2.6%
Countries between 0.0% – 2.2%^	21.4%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 32 countries, which each represents 0.0% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -11.82% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned -7.70% and -7.81%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 441 basis points (-4.41%) for the year ended October 31, 2018. Negative active return from stock selection was further reduced by value lost from country allocations. With respect to stock selection, positions in Canada, Germany, and France drove underperformance, as investments in Canadian media services company Transcontinental, German medical equipment maker Draegerwerk, and French air carrier Air France-KLM proved costly to return. Stock selection in the U.K. provided some offset, led by positions in tour operator Dart Group and polymer products
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Tecan Group AG	0.9%
Yuasa Trading Co., Ltd.	0.8%
UbiSoft Entertainment	0.8%
B&M European Value Retail SA	0.8%
Thanachart Capital PCL	0.8%
Mellanox Technologies Ltd.	0.7%
Hikma Pharmaceuticals PLC	0.7%
Zenkoku Hosho Co. Ltd.	0.5%
West Fraser Timber Co., Ltd.	0.5%
DMG Mori Co. Ltd.	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
manufacturer Fenner. From a country allocation perspective, opportunistic exposures to China and South Africa detracted most from return. An overweight position in Canada and an underweight position in Korea were more successful. Sector allocations delivered positive results, owing primarily to an underweight position in consumer discretionary and an overweight position in information technology.
Victory Capital Sleeve — The Sleeve underperformed the S&P Developed ex-U.S. Small Cap Index by approximately 201 basis points (-2.01%) for the year ended October 31, 2018. We believe international small-cap equities declined amid ongoing global trade tensions, concerns of slowing growth in China and rising interest rates in the United States. Overall security selection was negative and accounted for the Fund’s relative underperformance. Excess returns were generated in five of the eleven economic sectors. On the downside, security selection was weakest in the Industrials sector. Durr AG was the top detractor during the period. The German machinery company declined after issuing 2018 margin guidance which, in our view, implies pricing pressure on orders for its core paint application business. CKD was another weak performer in the Industrials sector. The Japanese factory automation equipment firm sold off on, in our view, concerns over lower short-term capital spending by semiconductor memory manufacturers and lower demand from Chinese factory owners due to trade war uncertainty.
Notable relative outperformance was generated in the energy and real estate sectors. Australian oil and gas producer, Beach Energy, advanced on the back of rising oil prices. The company also delivered strong operational results and announced the acquisition of Lattice Energy, which triples the company’s reserves. Within real estate, German residential development company, TAG Immobilien, increased after raising full year guidance for cashflow and dividends. The company continues to benefit from a strong German residential property market leading to positive rental reversions and higher portfolio valuations.
Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 627 basis points (-6.27%) for the year ended October 31, 2018. Security selection and sector allocation, a result of our bottom-up security selection process, both detracted from relative performance during the period.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Weak selection within the information technology, consumer discretionary, and financials sectors detracted the most from relative returns. Stronger selection within the health care sector partially offset negative returns. The Sleeve’s underweight allocation to the real estate and consumer staples sectors along with its overweight to the industrials and materials sectors also detracted. An overweight allocation to the health care sector, however, contributed positively to returns. From a regional perspective, negative security selection in Japan and Europe detracted from relative performance while the selection within Developed Asia ex-Japan yielded positive relative results.
The top relative detractors during the period included Ferrotec Holdings Corporation, a Japanese component supplier to the semiconductor industry, Maisons du Monde, a French furniture and home décor retailer, and ams AG, an Austria-based designer and manufacturer of advanced sensor solutions. Top contributors to relative performance during the period included Hikma Pharmaceuticals, a multinational pharmaceutical company based in the UK, BeiGene, a China-based biotech company, and Asahi Intecc, a Japan-based producer of ultra-fine stainless steel wiring and mesh. BeiGene was eliminated from the Sleeve during the period.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which countries and industries are most attractive. As of October 31, 2018, the Sleeve is overweight Israel, Canada, Norway, Singapore, and Hong Kong. We also maintain opportunistic exposures to China, Thailand, and Taiwan. We are underweight in the U.K., France, Switzerland, and Japan. At the sector level, we are emphasizing information technology, energy, and materials. Meanwhile, we are underweight in real estate, consumer staples, and consumer discretionary.
Victory Capital Sleeve — Uncertainty with respect to the duration of ongoing trade tensions and the potential impact on global growth, corporate profits and inflation continues to weigh on investor sentiment. International small-cap valuations are now at their lowest levels in over five years after the most recent sell-off in October. Despite current trade frictions, we believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities. We will maintain our portfolio construction guidelines, focusing on stock selection as we continue to invest in high quality companies with improving business momentum that trade at attractive valuations relative to peers.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Furthermore, we buy companies whose results we think will exceed consensus expectations over the next one to two years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with largest overweight exposures to the industrials, health care, and consumer discretionary sectors. The Sleeve was most underweight the real estate, consumer staples, and information technology sectors at the end of the period. Regionally, the Sleeve ended the period with overweight allocations to Emerging Markets, particularly South Korea, and Japan, and an underweight allocation to Developed Asia ex-Japan and Europe.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-16.88%	2.71%	9.97%
Class C(2)	-13.32%	3.24%	9.90%
Class I	-11.49%	4.38%	11.15%
Class O	-11.78%	4.02%	10.75%
Class W	-11.57%	4.28%	11.03%
Excluding Sales Charge:
Class A	-11.82%	3.93%	10.63%
Class C	-12.45%	3.24%	9.90%
Class I	-11.49%	4.38%	11.15%
Class O	-11.78%	4.02%	10.75%
Class W	-11.57%	4.28%	11.03%
S&P Developed ex-U.S. Small Cap Index	-7.70%	4.90%	11.09%
MSCI EAFE® Small Cap Index	-7.81%	5.16%	11.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of October 31, 2018 (as a percentage of net assets)

Energy	45.8%
Financials	15.8%
Materials	10.4%
Communication Services	10.1%
Information Technology	5.1%
Consumer Staples	3.9%
Utilities	2.8%
Real Estate	1.3%
Industrials	0.7%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov, Portfolio Manager*, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.14% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 6.71% and 8.15%, respectively, for the same period.
Portfolio Specifics: The Russian equity market witnessed price appreciation during the reporting period. Russian equities were one of the top performers across both developed and emerging markets thanks to higher oil prices and a relatively solid macroeconomic situation. A combination of stronger oil prices and weaker currency provided strong support for Russian energy exporters. A continuation of conservative monetary and fiscal policies was an additional supportive factor for local equity valuations. Economic data showed further improvement in fiscal revenues and international reserves. Nevertheless, western sanctions had a detrimental effect on Russian equities’ performance. The local market sold off after the United States initiated a new round of sanctions in April, targeting Russian oligarchs and the secondary debt and equity of companies they own. For the reporting period, Russian equity market performance lagged the oil price recovery.
President Putin was re-elected with the highest voting result in Russia’s post-Soviet history and presented a set of new priorities for the next presidential term. In our view, the new presidential decrees contain ambitious targets for the next six years, prioritizing quality of life and further improvements in infrastructure and education. In the meantime, the Russian government has kept a tight control of spending and focused on lowering Russia’s federal budget deficit. It succeeded in introducing important changes to the Russian pension system, which will contain rising public pension costs and redirect government funds towards investments into infrastructure, education and healthcare. In our view, the fact that the Russian government has introduced unpopular changes during the period of high oil prices gives more credibility to its attempts to boost the contribution of investments to economic growth.
For the reporting period, the Fund underperformed both of its benchmarks due to sector allocation. In particular, the overweight allocation to the industrials and consumer staples sectors detracted the most from performance. By contrast, the Fund’s allocation to the utilities sector proved positive. Stock selection overall
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Lukoil PJSC ADR	13.3%
Novatek PJSC GDR	6.9%
Sberbank PAO ADR	6.9%
Tatneft	5.2%
Yandex NV	4.9%
Gazprom PJSC	4.8%
MMC Norilsk Nickel PJSC ADR	4.8%
Gazprom Neft JSC	4.7%
Tatneft PJSC ADR	4.7%
PhosAgro OJSC GDR	4.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
contributed to performance. Stock selection in the energy and financial sectors contributed, whereas selection in materials detracted from performance.
The Fund’s overweight positions in PJSC Aeroflot and Sberbank, and not owning benchmark stock Rosneft OJSC, were the biggest detractors from performance. Aeroflot, a leading Russian airline, was impacted by escalating cost pressures and rising competition. Due to its unparalleled daily liquidity volumes and its status as proxy for the broader Russian equity market, Sberbank shares were disproportionately affected by the latest U.S. sanctions. Despite short-term pressures, we remain positive on the long-term prospects of Sberbank, as we believe the Bank is well positioned to become the main beneficiary of ongoing financial sector consolidation in Russia.
The top three individual stock contributors to performance were our long-term overweight position in Gazprom Neft and our underweight positions in VTB Bank and Moscow Stock Exchange. The Fund benefited the most from its overweight position in Gazprom Neft, a leading Russian oil company. We believe that Gazprom Neft is well positioned to benefit from rising oil production and stable oil prices. Our long-term underweight position in VTB Bank is driven by low profitability and a poor capital position compared to its main competitor Sberbank. Despite its relatively defensive reputation, Moscow Stock Exchange shares suffered a blow earlier this year when the company unexpectedly cancelled its interim dividend.
Current Outlook and Strategy: The outlook for Russian equities is dominated by commodity prices, geopolitical risks and interest rate policies. In our view, stable energy prices and a stronger ruble are positive for Russian equities. Recent outbursts of anxiety over sanctions are having a detrimental effect on the valuation of Russian assets: it is the unknown nature of potential future sanctions that upends the market. In the absence of new western sanctions, we believe that oil prices and domestic factors, such as monetary and fiscal policies, could become the main drivers of the local equity market. We maintain a constructive view on Russian equities. We believe that they screen particularly well among major emerging market economies on resilience to slowing global trade, rising U.S. yields and sensitivity to high energy prices — the three major global issues currently at the forefront of market concern.
Despite our earlier views, discretionary spending is not growing. Economic growth remains fragile and we believe government policies are holding back a recovery of consumer spending. The Central Bank of Russia has broken the easing cycle by hiking interest rates; we expect real rates to stay high and hinder consumer recovery.
Geopolitical uncertainty presents another risk to future growth, especially related to foreign investment and technology transfer. We do not foresee any structural changes or removal of sanctions, nor do we expect Russia to lose access to international capital markets. Ultimately, we believe that the impact of commodity prices, interest rates and government policies will remain more important than anxiety over sanctions.

*
Effective November 1, 2018, Ivo Luiten was removed as portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009
Including Sales Charge:
Class A(1)	-1.85%	-1.83%	6.01%	—
Class I	4.25%	-0.48%	—	2.25%
Class W(2)	4.28%	-0.41%	6.83%	—
Excluding Sales Charge:
Class A	4.14%	-0.66%	6.64%	—
Class I	4.25%	-0.48%	—	2.25%
Class W(2)	4.28%	-0.41%	6.83%	—
RTS Index	6.71%	-1.01%	7.40%	2.38%
MSCI Russia 10/40 Index	8.15%	-0.04%	7.95%	2.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(2)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$947.10	1.14%	$5.59	$1,000.00	$1,019.46	1.14%	$5.80
Class C	1,000.00	942.10	1.89	9.25	1,000.00	1,015.68	1.89	9.60
Class I	1,000.00	947.40	0.84	4.12	1,000.00	1,020.97	0.84	4.28
Class W	1,000.00	946.30	0.89	4.37	1,000.00	1,020.72	0.89	4.53
Voya Global Bond Fund
Class A	$1,000.00	$964.60	0.91%	$4.51	$1,000.00	$1,020.62	0.91%	$4.63
Class C	1,000.00	961.60	1.66	8.21	1,000.00	1,016.84	1.66	8.44
Class I	1,000.00	965.70	0.66	3.27	1,000.00	1,021.88	0.66	3.36
Class O	1,000.00	965.40	0.91	4.51	1,000.00	1,020.62	0.91	4.63
Class P	1,000.00	968.60	0.16	0.79	1,000.00	1,024.40	0.16	0.82
Class P3(1)	1,000.00	984.10	0.01	0.04	1,000.00	1,020.92	0.01	0.04
Class R	1,000.00	964.20	1.16	5.74	1,000.00	1,019.36	1.16	5.90
Class R6	1,000.00	966.00	0.66	3.27	1,000.00	1,021.88	0.66	3.36
Class W	1,000.00	965.50	0.66	3.27	1,000.00	1,021.88	0.66	3.36

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*
Voya Global Equity Fund
Class A	$1,000.00	$972.30	1.11%	$5.52	$1,000.00	$1,019.61	1.11%	$5.65
Class C	1,000.00	968.60	1.86	9.23	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	973.60	0.86	4.28	1,000.00	1,020.87	0.86	4.38
Class W	1,000.00	973.60	0.86	4.28	1,000.00	1,020.87	0.86	4.38
Voya Global Perspectives® Fund**
Class A	$1,000.00	$958.30	0.48%	$2.37	$1,000.00	$1,022.79	0.48%	$2.45
Class C	1,000.00	954.30	1.23	6.06	1,000.00	1,019.00	1.23	6.26
Class I	1,000.00	959.30	0.23	1.14	1,000.00	1,024.05	0.23	1.17
Class R	1,000.00	957.30	0.73	3.60	1,000.00	1,021.53	0.73	3.72
Class W	1,000.00	959.40	0.23	1.14	1,000.00	1,024.05	0.23	1.17
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$853.50	1.58%	$7.38	$1,000.00	$1,017.24	1.58%	$8.03
Class C	1,000.00	850.40	2.30	10.73	1,000.00	1,013.61	2.30	11.67
Class I	1,000.00	855.10	1.22	5.70	1,000.00	1,019.06	1.22	6.21
Class O	1,000.00	853.60	1.55	7.24	1,000.00	1,017.39	1.55	7.88
Class W	1,000.00	854.60	1.30	6.08	1,000.00	1,018.65	1.30	6.61
Voya Russia Fund
Class A	$1,000.00	$995.00	2.00%	$10.06	$1,000.00	$1,015.12	2.00%	$10.16
Class I	1,000.00	995.70	1.75	8.80	1,000.00	1,016.38	1.75	8.89
Class W	1,000.00	996.00	1.75	8.80	1,000.00	1,016.38	1.75	8.89

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

(1)
Commencement of operations was June 1, 2018. Expenses paid for the actual Fund’s return reflect the 153-day period ended October 31, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios or portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$188,259,203	$243,546,396	$—
Investments in affiliated underlying funds at fair value**	17,480,180	—	—	52,017,129
Short-term investments at fair value***	181,000	29,755,225	2,123,124	—
Cash	3,325	—	75,660	—
Cash collateral for futures	—	1,267,730	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	10,719,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	5,648,000	—	—
Foreign currencies at value****	—	73,215	3,419	—
Foreign cash collateral for futures*****	—	73,621	—	—
Receivables:
Investment securities sold	—	751,861	11,747	—
Investments in affiliated underlying funds sold	—	—	—	1,142,153
Fund shares sold	46,200	679,984	53,776	13,293
Dividends	283	5,409	442,057	—
Interest	—	1,751,089	—	—
Foreign tax reclaims	—	—	311,868	—
Unrealized appreciation on forward foreign currency contracts	12,302	1,185,471	—	—
Unrealized appreciation on forward premium swaptions	—	183,119	—	—
Variation margin receivable on centrally cleared swaps	—	730,249	—	—
Prepaid expenses	37,239	53,271	14,223	16,998
Reimbursement due from manager	10,107	23,787	51,187	11,584
Other assets	264	15,475	64,996	921
Total assets	17,770,900	241,175,709	246,698,453	53,202,078
LIABILITIES:
Income distribution payable	—	24,759	—	—
Payable for investment securities purchased	—	327,759	11,728	—
Payable for investments in affiliated underlying funds purchased	—	—	—	1,109,826
Payable for fund shares redeemed	41,888	3,142,269	414,197	45,637
Payable upon receipt of securities loaned	—	846,053	1,554,124	—
Unrealized depreciation on forward foreign currency contracts	5,422	2,496,403	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	350,000	—	—
Payable for investment management fees	12,103	99,346	106,630	9,055
Payable for distribution and shareholder service fees	62	20,660	78,247	16,710
Payable to custodian due to bank overdraft	—	256,988	—	—
Payable to trustees under the deferred compensation plan (Note 7)	264	15,475	64,996	921
Payable for trustee fees	101	1,286	1,368	262
Other accrued expenses and liabilities	15,495	133,542	497,971	25,996
Written options, at fair value^	—	5,491,669	—	—
Total liabilities	75,335	13,206,209	2,729,261	1,208,407
NET ASSETS	$17,695,565	$227,969,500	$243,969,192	$51,993,671
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$18,294,051	$232,009,694	$300,978,878	$51,481,861
Total distributable earnings (loss)	(598,486)	(4,040,194)	(57,009,686)	511,810
NET ASSETS	$17,695,565	$227,969,500	$243,969,192	$51,993,671
+ Including securities loaned at value	$—	$823,452	$1,312,528	$—
* Cost of investments in securities	$—	$192,866,311	$253,485,083	$—
** Cost of investments in affiliated underlying funds	$18,749,321	$—	$—	$53,216,545
*** Cost of short-term investments	$181,000	$29,756,659	$2,123,124	$—
**** Cost of foreign currencies	$—	$107,710	$3,424	$—
***** Cost of foreign cash collateral for futures	$—	$73,621	$—	$—
^ Premiums received on written options	$—	$4,875,615	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018 (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
Class A
Net assets	$197,005	$32,989,019	$164,032,099	$6,990,745
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	21,990	3,508,778	4,826,319	633,057
Net asset value and redemption price per share†	$8.96	$9.40	$33.99	$11.04
Maximum offering price per share (5.75%)(1)	$9.19(2)	$9.64(2)	$36.06	$11.71
Class C
Net assets	$23,865	$12,578,395	$48,210,437	$5,112,374
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,718	1,345,702	1,523,524	470,405
Net asset value and redemption price per share†	$8.78	$9.35	$31.64	$10.87
Class I
Net assets	$17,452,904	$35,067,254	$29,177,937	$3,269,872
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,940,165	3,748,911	850,733	295,147
Net asset value and redemption price per share	$9.00	$9.35	$34.30	$11.08
Class O
Net assets	n/a	$2,518	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	274	n/a	n/a
Net asset value and redemption price per share	n/a	$9.20	n/a	n/a
Class P
Net assets	n/a	$106,241	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	11,282	n/a	n/a
Net asset value and redemption price per share	n/a	$9.42	n/a	n/a
Class P3
Net assets	n/a	$915,797	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	97,642	n/a	n/a
Net asset value and redemption price per share	n/a	$9.38	n/a	n/a
Class R
Net assets	n/a	$6,263,218	n/a	$24,776,434
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	667,874	n/a	2,254,839
Net asset value and redemption price per share	n/a	$9.38	n/a	$10.99
Class R6
Net assets	n/a	$69,686,649	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	7,428,589	n/a	n/a
Net asset value and redemption price per share	n/a	$9.38	n/a	n/a
Class W
Net assets	$21,791	$70,360,409	$2,548,719	$11,844,246
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,427	7,660,466	74,368	1,067,456
Net asset value and redemption price per share	$8.98	$9.18	$34.27	$11.10

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$171,328,454	$73,041,807
Short-term investments at fair value**	5,906,631	4,603,784
Foreign currencies at value***	387,453	—
Receivables:
Investment securities sold	1,744,842	1,406,557
Fund shares sold	32,750	133
Dividends	393,844	268,831
Foreign tax reclaims	197,156	—
Unrealized appreciation on forward foreign currency contracts	325	—
Prepaid expenses	45,347	17,511
Reimbursement due from manager	24,386	7,278
Other assets	15,576	11,815
Total assets	180,076,764	79,357,716
LIABILITIES:
Payable for investment securities purchased	1,447,548	1,475,152
Payable for fund shares redeemed	93,421	11,775
Payable upon receipt of securities loaned	3,271,053	25,047
Unrealized depreciation on forward foreign currency contracts	1	—
Payable for investment management fees	170,940	88,199
Payable for distribution and shareholder service fees	20,595	15,621
Payable to custodian due to foreign currency overdraft****	—	1,314,495
Payable to trustees under the deferred compensation plan (Note 7)	15,576	11,815
Payable for trustee fees	1,054	422
Other accrued expenses and liabilities	310,682	249,732
Total liabilities	5,330,870	3,192,258
NET ASSETS	$174,745,894	$76,165,458
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$158,722,387	$57,837,245
Total distributable earnings	16,023,507	18,328,213
NET ASSETS	$174,745,894	$76,165,458
+ Including securities loaned at value	$3,040,237	$23,746
* Cost of investments in securities	$170,541,575	$51,802,631
** Cost of short-term investments	$5,906,631	$4,603,784
*** Cost of foreign currencies	$391,597	$—
**** Cost of foreign currency overdraft	$—	$1,314,401
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018 (continued)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$53,085,739	$72,853,754
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	964,148	2,452,029
Net asset value and redemption price per share†	$55.06	$29.71
Maximum offering price per share (5.75%)(1)	$58.42	$31.52
Class C
Net assets	$9,791,079	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	192,091	n/a
Net asset value and redemption price per share	$50.97	n/a
Class I
Net assets	$81,259,505	$2,949,995
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,477,798	98,890
Net asset value and redemption price per share	$54.99	$29.83
Class O
Net assets	$1,500	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	28	n/a
Net asset value and redemption price per share	$54.35	n/a
Class W
Net assets	$30,608,071	$361,709
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	461,656	12,146
Net asset value and redemption price per share	$66.30	$29.78

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2018

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$115,229	$8,077,665
Interest, net of foreign taxes withheld*	1,277	10,125,133	5,853
Dividends from affiliated underlying funds	811,094	—	—
Dividends from unaffiliated underlying funds	3,373	—	—
Securities lending income, net	—	19,595	35,504
Total investment income	815,744	10,259,957	8,119,022
EXPENSES:
Investment management fees	160,521	1,283,267	2,001,151
Distribution and shareholder service fees:
Class A	1,237	95,067	453,991
Class C	240	154,796	554,725
Class O	—	5,357	—
Class R	—	33,498	—
Transfer agent fees:
Class A	1,451	52,164	372,950
Class C	70	21,226	114,049
Class I	15,813	24,356	42,495
Class O	—	2,918	—
Class P	—	43	—
Class P3	—	31	—
Class R	—	9,187	—
Class R6	—	319	—
Class W	61	96,239	6,421
Shareholder reporting expense	730	41,250	54,633
Registration fees	72,709	118,483	62,928
Professional fees	15,695	73,120	81,046
Custody and accounting expense	11,958	142,455	105,210
Trustee fees	803	10,285	10,945
Transition cost (Note 7)	—	—	41,000
Miscellaneous expense	13,567	26,008	21,757
Interest expense	300	11,478	2,011
Total expenses	295,155	2,201,547	3,925,312
Waived and reimbursed fees	(124,130)	(228,059)	(567,441)
Net expenses	171,025	1,973,488	3,357,871
Net investment income	644,719	8,286,469	4,761,151
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indonesian capital gains tax withheld^)	—	(2,097,709)	57,278,180
Sale of affiliated underlying funds	178,797	—	—
Sale of unaffiliated underlying funds	75,590	—	—
Forward foreign currency contracts	(5,014)	(2,996,268)	22,536
Foreign currency related transactions	24	1,396,156	279,811
Futures	—	871,770	465,416
Swaps	—	1,054,281	—
Written options	—	(1,466,106)	—
Net realized gain (loss)	249,397	(3,237,876)	58,045,943
Net change in unrealized appreciation (depreciation) on:
Investments	—	(8,162,309)	(65,023,917)
Affiliated underlying funds	(1,803,329)	—	—
Forward foreign currency contracts	9,313	(148,366)	(1,427)
Foreign currency related transactions	—	(30,121)	(57,379)
Futures	—	(403,761)	(197,578)
Swaps	—	1,330,682	—
Written options	—	(933,562)	—
Net change in unrealized appreciation (depreciation)	(1,794,016)	(8,347,437)	(65,280,301)
Net realized and unrealized loss	(1,544,619)	(11,585,313)	(7,234,358)
Decrease in net assets resulting from operations	$(899,900)	$(3,298,844)	$(2,473,207)
* Foreign taxes withheld	$—	$7,333	$548,986
^ Foreign taxes on sale of Indonesian investments	$—	$15,528	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2018

	Voya Global Perspectives® Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$4,677,088	$3,936,166
Interest, net of foreign taxes withheld*	—	11,616	—
Dividends from affiliated underlying funds	1,271,995	—	—
Securities lending income, net	—	110,423	98
Total investment income	1,271,995	4,799,127	3,936,264
EXPENSES:
Investment management fees	104,801	2,317,114	1,138,466
Distribution and shareholder service fees:
Class A	19,542	177,313	198,009
Class C	57,254	121,439	—
Class O	—	6,907	—
Class R	127,628	—	—
Transfer agent fees:
Class A	3,413	64,551	197,246
Class C	2,501	12,565	—
Class I	1,381	45,826	7,243
Class O	—	2,882	—
Class R	11,152	—	—
Class W	4,710	46,562	1,138
Shareholder reporting expense	4,970	27,010	19,601
Registration fees	76,032	105,038	47,773
Professional fees	22,300	85,905	30,130
Custody and accounting expense	3,214	367,897	138,439
Trustee fees	2,096	8,426	3,373
Miscellaneous expense	12,662	20,261	9,611
Interest expense	3	783	1,001
Total expenses	453,659	3,410,479	1,792,030
Waived and reimbursed fees	(127,940)	(445,160)	(115,297)
Brokerage commission recapture	—	(3,978)	—
Net expenses	325,719	2,961,341	1,676,733
Net investment income	946,276	1,837,786	2,259,531
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	14,886,729	6,164,802
Sale of affiliated underlying funds	568,888	—	—
Capital gain distributions from affiliated underlying funds	1,845,856	—	—
Forward foreign currency contracts	—	(16,913)	—
Foreign currency related transactions	—	(6,881)	6,162
Net realized gain	2,414,744	14,862,935	6,170,964
Net change in unrealized appreciation (depreciation) on:
Investments	—	(39,605,281)	(4,559,357)
Affiliated underlying funds	(5,244,711)	—	—
Forward foreign currency contracts	—	(347)	—
Foreign currency related transactions	—	(5,913)	261
Net change in unrealized appreciation (depreciation)	(5,244,711)	(39,611,541)	(4,559,096)
Net realized and unrealized gain (loss)	(2,829,967)	(24,748,606)	1,611,868
Increase (decrease) in net assets resulting from operations	$(1,883,691)	$(22,910,820)	$3,871,399
* Foreign taxes withheld	$—	$487,623	$470,202
^ Foreign taxes on sale of Indian investments	$—	$1,477	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$644,719	$651,778	$8,286,469	$9,778,296
Net realized gain (loss)	249,397	(1,517)	(3,237,876)	(4,331,158)
Net change in unrealized appreciation (depreciation)	(1,794,016)	357,561	(8,347,437)	8,562,887
Increase (decrease) in net assets resulting from operations	(899,900)	1,007,822	(3,298,844)	14,010,025
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(4,600)	(845)	(645,646)	(1,284,601)
Class C	(511)	(258)	(172,116)	(508,039)
Class I	(705,665)	(290,926)	(1,023,476)	(2,466,641)
Class O	—	—	(41,223)	(79,646)
Class P	—	—	(2,779)	(4,221)
Class P3	—	—	(7,098)	—
Class R	—	—	(104,728)	(197,734)
Class R6	—	—	(1,579,780)	(4,508,342)
Class W	(800)	(326)	(1,385,326)	(2,401,104)
Return of capital:
Class A	—	—	(967,529)	(466,822)
Class C	—	—	(369,808)	(209,358)
Class I	—	—	(1,122,573)	(942,265)
Class O	—	—	(49,688)	(26,935)
Class P	—	—	(2,606)	(1,215)
Class P3	—	—	(10,644)	—
Class R	—	—	(163,828)	(66,472)
Class R6	—	—	(1,897,884)	(1,950,072)
Class W	—	—	(1,781,595)	(1,016,163)
Total distributions	(711,576)	(292,355)	(11,328,327)	(16,130,592)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,703,339	4,990,183	103,688,492	74,462,456
Reinvestment of distributions	711,576	292,355	10,837,235	15,076,407
	4,414,915	5,282,538	114,525,727	89,538,863
Cost of shares redeemed	(7,875,091)	(909,996)	(128,836,863)	(264,929,153)
Net increase (decrease) in net assets resulting from capital share transactions	(3,460,176)	4,372,542	(14,311,136)	(175,390,290)
Net increase (decrease) in net assets	(5,071,652)	5,088,009	(28,938,307)	(177,510,857)
NET ASSETS:
Beginning of year or period	22,767,217	17,679,208	256,907,807	434,418,664
End of year or period	$17,695,565	$22,767,217	$227,969,500	$256,907,807

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Fund		Voya Global Perspectives® Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$4,761,151	$4,564,042	$946,276	$754,281
Net realized gain	58,045,943	13,755,724	2,414,744	371,682
Net change in unrealized appreciation (depreciation)	(65,280,301)	41,303,798	(5,244,711)	3,647,081
Increase (decrease) in net assets resulting from operations	(2,473,207)	59,623,564	(1,883,691)	4,773,044
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(6,733,823)	(2,304,956)	(299,966)	(228,383)
Class C	(1,397,184)	(496,431)	(180,015)	(118,877)
Class I	(1,356,745)	(501,029)	(84,281)	(28,219)
Class R	—	—	(856,509)	(565,917)
Class W	(126,473)	(48,270)	(198,534)	(116,176)
Total distributions	(9,614,225)	(3,353,073)	(1,619,305)	(1,057,572)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,280,561	28,885,791	18,473,657	8,025,237
Reinvestment of distributions	7,939,114	2,774,237	1,596,862	1,046,553
	20,219,675	31,660,028	20,070,519	9,071,790
Cost of shares redeemed	(49,760,505)	(79,143,695)	(9,251,079)	(7,838,330)
Net increase (decrease) in net assets resulting from capital share transactions	(29,540,830)	(47,483,667)	10,819,440	1,233,460
Net increase (decrease) in net assets	(41,628,262)	8,786,824	7,316,444	4,948,932
NET ASSETS:
Beginning of year or period	285,597,454	276,810,630	44,677,227	39,728,295
End of year or period	$243,969,192	$285,597,454	$51,993,671	$44,677,227

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$1,837,786	$1,512,602	$2,259,531	$2,006,685
Net realized gain	14,862,935	20,986,559	6,170,964	4,381,075
Net change in unrealized appreciation (depreciation)	(39,611,541)	33,566,162	(4,559,096)	10,479,784
Increase (decrease) in net assets resulting from operations	(22,910,820)	56,065,323	3,871,399	16,867,544
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(562,656)	(324,922)	(2,141,437)	(1,350,569)
Class C	(15,607)	—	—	—
Class I	(1,040,110)	(1,033,872)	(191,534)	(103,823)
Class O	(30,252)	(16,423)	—	—
Class W	(607,003)	(383,909)	(15,063)	(4,405)
Total distributions	(2,255,628)	(1,759,126)	(2,348,034)	(1,458,797)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,344,688	32,528,339	3,481,426	12,650,127
Reinvestment of distributions	2,039,974	1,648,497	2,136,038	1,334,344
	57,384,662	34,176,836	5,617,464	13,984,471
Redemption fee proceeds (Note 4)	—	—	71,554	71,180
Cost of shares redeemed	(71,182,894)	(102,599,568)	(17,887,773)	(22,158,715)
Net decrease in net assets resulting from capital share transactions	(13,798,232)	(68,422,732)	(12,198,755)	(8,103,064)
Net increase (decrease) in net assets	(38,964,680)	(14,116,535)	(10,675,390)	7,305,683
NET ASSETS:
Beginning of year or period	213,710,574	227,827,109	86,840,848	79,535,165
End of year or period	$174,745,894	$213,710,574	$76,165,458	$86,840,848

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 14).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-18	9.72	0.27•	(0.74)	(0.47)	0.29	—	—	0.29	—	8.96	(5.01)	1.92	1.14	1.14	2.95	197	50
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
Class C
10-31-18	9.54	0.19	(0.74)	(0.55)	0.21	—	—	0.21	—	8.78	(5.95)	2.67	1.89	1.89	2.19	24	50
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
Class I
10-31-18	9.76	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	9.00	(4.88)	1.46	0.84	0.84	3.22	17,453	50
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
Class W
10-31-18	9.74	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	8.98	(4.91)	1.67	0.89	0.89	3.18	22	50
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
Voya Global Bond Fund
Class A
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
Class C
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
Class I
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
Class O
10-31-18	9.72	0.30•	(0.41)	(0.11)	0.17	—	0.24	0.41	—	9.20	(1.23)	1.05	0.91	0.91	3.11	3	105
10-31-17	9.67	0.28	0.22	0.50	0.34	—	0.11	0.45	—	9.72	5.32	1.02	0.90	0.90	2.92	2,331	153
10-31-16	9.55	0.21	0.33	0.54	0.18	0.07	0.17	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class P
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class P3
06-01-18(5) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
Class R6
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
Class W
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
Voya Global Equity Fund
Class A
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
Class C
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
Class I
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
Class W
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4)
Class A
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
Class C
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
Class I
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
Class R
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
Class W
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
Voya Multi-Manager International Small Cap Fund
Class A
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(c)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
Class C
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(c)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
Class I
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(c)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
Class O
10-31-18	62.26	0.50•	(7.76)	(7.26)	0.65	—	—	0.65	—	54.35	(11.78)	1.75	1.55	1.55	0.79	2	46
10-31-17	47.97	0.39	14.23	14.62	0.33	—	—	0.33	—	62.26	30.69	1.74	1.55	1.55	0.70	2,875	50
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(c)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class W
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(c)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
Voya Russia Fund
Class A
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
Class I
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
Class W
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Voya Global Equity Fund’s total return would have been (1.80)%, (2.54)%, (1.54)% and (1.53)% for Classes A, C, I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Voya Global Equity Fund would have been 1.24%, 0.49%, 1.49% and 1.50% on Classes A, C, I and W, respectively; and total return for Voya Multi-Manager International Small Cap Fund would have been (0.01)%, (0.65)%, 0.49%, 0.10% and 0.34% on Classes A, C, I, O and W, respectively.

(c)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Voya Multi-Manager International Small Cap Fund’s total return would have been 4.72%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P*, Class P3, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2018, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond, and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $12,302, $1,750,552, and $325, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2018. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $350,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt or Multi-Manager International Small Cap at October 31, 2018.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $5,422, $7,988,072 and $1, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2018, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of October 31, 2018, Global Bond had pledged $5,648,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at October 31, 2018 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt, Global Equity and Multi-Manager International Small Cap used forward

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$100,584	$180,089
Global Bond	197,221,826	102,704,517
Global Equity	—	506,955
Multi-Manager International Small Cap	210,047	121,132
Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at October 31, 2018. There were no open forward foreign currency contracts for Global Equity at October 31, 2018.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2018, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the
Fund with its duration strategy. During the year ended October 31, 2018, Global Equity purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2018, Global Bond had an average notional value of  $84,384,323 and $45,488,566 on futures contracts purchased and sold, respectively. During the year ended October 31, 2018, Global Equity had an average notional value of $10,368,720 on futures contracts purchased. Please refer to the table for Global Bond following the Portfolio of Investments for open futures contracts at October 31, 2018. There were no open futures contracts for Global Equity at October 31, 2018.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2018, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased and written foreign currency options at October 31, 2018.
During the year ended October 31, 2018, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions at October 31, 2018.
During the year ended October 31, 2018, Global Bond had purchased and written interest rate caps and floors to gain exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased interest rate floors and written interest rate caps at October 31, 2018. There were no open purchased interest rate caps and written interest rate floors at October 31, 2018.
During the year ended October 31, 2018, Global Bond had purchased and written forward premium swaptions to manage duration and yield curve exposures. Please refer to the tables following the Portfolio of Investments for open purchased forward premium swaptions at October 31, 2018. There were no open written forward premium swaptions at October 31, 2018.
Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2018.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2018, Global Bond bought credit protection on credit default swap indices (“CDX”) with a notional amount of  $9,323,281 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy protection at October 31, 2018.
For the year ended October 31, 2018, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $8,456,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at October 31, 2018.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2018, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $433,594,242.
For the year ended October 31, 2018, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $471,616,027.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2018.
At October 31, 2018, Global Bond had pledged $10,719,000 for open centrally cleared swaps.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global Equity, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global Equity declares and pays dividends, if any, quarterly. Prior to May 1, 2018, Global Equity declared and paid dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2018, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
U.S. government securities not included above were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$9,791,976	$12,734,999
Global Bond	74,194,269	104,872,828
Global Equity	373,846,792	395,049,527
Global Perspectives®	21,977,146	11,869,787
Multi-Manager International Small Cap	94,682,623	109,606,919
Russia	28,280,785	43,849,467
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$163,451,695	$160,267,606
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2018 and the year ended October 31, 2017 were $71,554 and $71,180, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond	0.50%
Global Equity(1)	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%

(1)
Prior to May 1, 2018, the management fee was 0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of  $1 billion.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2018, the Investment Adviser waived $76,151 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is also contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Fund	Sub-Adviser
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A	N/A
Global Bond	0.25%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	N/A	N/A
Global Perspectives®	0.25%	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.25%(1)	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%. Prior to February 28, 2018, the Distribution Fee and/or Service Fee was 0.35%.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$117	$—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Global Bond	1,575	—
Global Equity	4,664	—
Global Perspectives®	2,382	—
Multi-Manager International Small Cap	2,124	—
Russia	1,795	—
Contingent Deferred Sales Charges:
Global Bond	$2,957	$121
Global Equity	74	1,177
Global Perspectives®	—	562
Multi-Manager International Small Cap	—	97
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended October 31, 2018, Global Equity incurred $41,000 of transition costs associated with the changes to the Fund’s principal investment strategies, portfolio managers, management fee, sub-advisory fee and expense limits. The Investment Adviser reimbursed the Fund for these costs.
At October 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment company owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Global Bond	7.12%
	Global Perspectives®	48.18
	Multi-Manager International Small Cap	7.15
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	52.08
Voya Solution 2025 Portfolio	Global Bond	10.61
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Diversified Emerging Markets Debt Fund	Audit Fee	$4,688
	Transfer Agent	6,843
Global Equity Fund	Transfer Agent	296,622
Russia	Transfer Agent	138,346
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class P	Class P3	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.90%	0.15%	0.00%	1.15%	0.65%	0.65%
Global Equity(2)	0.85%	1.60%	0.60%	N/A	N/A	N/A	N/A	N/A	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	1.85%	N/A	N/A	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	N/A	1.90%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Prior to May 1, 2018, the expense limits for Global Equity were 1.35%, 2.10%, 1.10%, and 1.10% for Class A, Class C, Class I, and Class W, respectively.

Pursuant to side letter agreements, through March 1, 2019, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Multi-Manager International Small Cap(1)(2)	1.58%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
Prior to February 28, 2018, the side letter agreement expense limit for Multi-Manager International Small Cap was 1.68% for Class A.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2019	2020	2021	Total
Diversified Emerging Markets Debt	$100,908	$113,773	$123,603	$338,284
Global Bond Fund	—	—	20,357	20,357
Global Equity	349,636	316,817	344,066	1,010,519
Global Perspectives®	67,850	111,420	127,660	306,930
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2018, are as follows:
	October 31,
	2019	2020	2021	Total
Diversified Emerging Markets Debt
Class A	$61	$—	$452	$513
Class C	19	84	40	143
Class W	7	73	35	115
Global Bond
Class A	$44,306	$44,643	$52,006	$140,955
Class C	20,491	22,091	21,161	63,743
Class I	—	17,317	24,159	41,476
Class O	1,938	2,773	2,908	7,619
Class R	4,140	7,423	9,159	20,722
Class W	70,314	79,571	95,946	245,831
Global Equity
Class A	$149,204	$273,101	$136,943	$559,248
Class C	65,569	107,207	42,867	215,643
Class W	2,398	5,374	2,565	10,337
Global Perspectives®
Class I	$215	$104	$280	$599
The expense limitation agreements are contractual through March 1, 2019 (except for Global Equity, which is through at least March 1, 2020) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	—	$—
Options Purchased	55,000,000	228,800
Options Terminated in Closing Sell Transactions	(55,000,000)	(228,800)
Balance at 10/31/2018	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	792,100,000	$8,343,450
Options Purchased	9,425,576,320	36,016,355

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Cost
Options Terminated in Closing Sell Transactions	(8,710,000,000)	(42,253,494)
Options Expired	(1,297,276,320)	(1,625,021)
Balance at 10/31/2018	210,400,000	$481,290

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2017	—	$—
Options Written	55,000,000	216,975
Options Terminated in Closing Purchase Transactions	(55,000,000)	(216,975)
Balance at 10/31/2018	—	$—

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2018 were as follows:
	GBP Notional	USD Notional	Premiums Received
Balance at 10/31/2017	—	992,000,000	$7,769,852
Options Written	210,400,000	9,497,876,320	41,790,613
Options Terminated in Closing Purchase Transactions	(210,400,000)	(9,721,400,000)	(44,052,691)
Options Expired	—	(294,876,320)	(887,414)
Balance at 10/31/2018	—	473,600,000	$4,620,360

Transactions in purchased forward premium swaptions for Global Bond during the year ended October 31, 2018 were as follows:
	EUR Notional	USD Notional	Cost Payable
Balance at 10/31/2017	—	$—
Options Purchased	58,200,000	250,040,000	—
Options Terminated in Closing Sell Transactions	(58,200,000)	(179,600,000)	—
Balance at 10/31/2018	—	70,440,000	$—

Transactions in written forward premium swaptions for Global Bond during the year ended October 31, 2018 were as follows:
	EUR Notional	Premiums Receivable
Balance at 10/31/2017	—	$—
Options Written	86,800,000	—
Options Terminated in Closing Purchase Transactions	(86,800,000)	—
Balance at 10/31/2018	—	$—

Transactions in purchased interest rate caps for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	—	$—
Options Purchased	526,300,000	157,890
Options Terminated in Closing Purchase Transactions	(526,300,000)	(157,890)
Balance at 10/31/2018	—	$—

Transactions in written interest rate caps for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2017	—	$—
Options Written	1,052,600,000	255,255
Balance at 10/31/2018	1,052,600,000	$255,255

Transactions in purchased interest rate floors for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Cost
Balance at 10/31/2017	—	$—
Options Purchased	2,105,300,000	263,162
Options Terminated in Closing Purchase Transactions	(1,052,650,000)	(131,581)
Balance at 10/31/2018	1,052,650,000	$131,581

Transactions in written interest rate floors for Global Bond for the year ended October 31, 2018 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2017	—	$—
Options Written	1,578,900,000	1,263,120
Options Terminated in Closing Purchase Transactions	(1,578,900,000)	(1,263,120)
Balance at 10/31/2018	—	$—

NOTE 11 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% through May 18, 2018.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 11 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	3	$1,100,000	2.46%
Global Bond	11	13,321,000	2.70
Global Equity	7	2,804,286	3.18
Multi-Manager International Small Cap	8	912,000	2.69
Russia	1	1,356,000	2.16

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
10/31/2018	143,257	—	480	(134,869)	—	8,868	1,377,056	—	4,600	—	(1,224,275)	—	157,381
10/31/2017	10,698	—	94	(2,654)	—	8,138	102,899	—	845	—	(25,076)	—	78,668
Class C
10/31/2018	204	—	54	—	—	258	1,881	—	512	—	—	—	2,393
10/31/2017	1,405	—	29	(168)	—	1,266	12,561	—	258	—	(1,499)	—	11,320
Class I
10/31/2018	243,440	—	73,430	(692,221)	—	(375,351)	2,314,314	—	705,664	—	(6,642,621)	—	(3,622,643)
10/31/2017	510,224	—	32,397	(92,967)	—	449,654	4,861,143	—	290,926	—	(883,376)	—	4,268,693
Class W
10/31/2018	1,068	—	83	(869)	—	282	10,088	—	800	—	(8,195)	—	2,693
10/31/2017	1,476	—	36	(5)	—	1,507	13,580	—	326	—	(45)	—	13,861
Global Bond
Class A
10/31/2018	2,904,268	—	149,683	(2,823,449)	—	230,502	29,115,203	—	1,470,623	—	(27,679,043)	—	2,906,783
10/31/2017	399,680	—	161,222	(1,684,633)	4,657	(1,119,074)	3,927,964	—	1,581,813	—	(16,509,594)	45,542	(10,954,275)
Class B(1)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	99	(115)	(4,704)	(4,720)	—	—	953	—	(1,095)	(45,542)	(45,684)
Class C
10/31/2018	154,212	—	46,621	(577,754)	—	(376,921)	1,536,481	—	456,635	—	(5,639,631)	—	(3,646,515)
10/31/2017	150,290	—	58,332	(739,793)	—	(531,171)	1,471,761	—	569,116	—	(7,179,285)	—	(5,138,408)
Class I
10/31/2018	2,583,185	—	205,204	(4,400,208)	—	(1,611,819)	25,492,407	—	2,011,761	—	(43,011,981)	—	(15,507,813)
10/31/2017	2,820,118	—	296,450	(6,302,519)	—	(3,185,951)	27,587,770	—	2,885,620	—	(61,351,462)	—	(30,878,072)
Class O
10/31/2018	27,421	—	12	(267,088)	—	(239,655)	266,107	—	110	—	(2,497,077)	—	(2,230,860)
10/31/2017	33,531	—	12	(30,464)	—	3,079	323,314	—	108	—	(293,323)	—	30,099
Class P
10/31/2018	560	—	547	(306)	—	801	5,474	—	5,385	—	(3,082)	—	7,777
10/31/2017	305	—	552	(468)	—	389	2,940	—	5,436	—	(4,652)	—	3,724
Class P3
6/1/2018(2) - 10/31/2018	107,365	—	1,859	(11,582)	—	97,642	1,040,368	—	17,742	—	(110,920)	—	947,190
Class R
10/31/2018	128,595	—	27,044	(152,944)	—	2,695	1,273,938	—	265,355	—	(1,500,442)	—	38,851
10/31/2017	168,528	—	26,628	(118,730)	—	76,426	1,656,169	—	261,119	—	(1,158,635)	—	758,653
Class R6
10/31/2018	2,142,818	—	354,274	(3,019,898)	—	(522,806)	21,486,369	—	3,477,389	—	(29,665,881)	—	(4,702,123)
10/31/2017	1,848,285	—	653,503	(13,096,351)	—	(10,594,563)	17,992,052	—	6,378,623	—	(127,659,763)	—	(103,289,088)
Class W
10/31/2018	2,448,416	—	326,323	(1,958,227)	—	816,512	23,472,145	—	3,132,235	—	(18,728,806)	—	7,875,574
10/31/2017	2,249,497	—	354,114	(5,402,030)	—	(2,798,419)	21,500,486	—	3,393,619	—	(50,771,344)	—	(25,877,239)
Global Equity
Class A
10/31/2018	148,390	—	145,947	(750,307)	—	(455,970)	5,330,717	—	5,242,730	—	(27,116,044)	—	(16,542,597)
10/31/2017	593,090	—	64,699	(1,194,589)	25,416	(511,384)	19,670,351	—	1,917,032	—	(38,106,266)	827,275	(15,691,608)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Equity (continued)
Class B(1)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	1	—	71	(3,867)	(23,212)	(27,007)	20	—	2,325	—	(129,367)	(827,275)	(954,297)
Class C
10/31/2018	21,960	—	39,943	(295,333)	—	(233,430)	735,191	—	1,338,502	—	(9,904,256)	—	(7,830,563)
10/31/2017	19,250	—	13,284	(971,976)	—	(939,442)	579,312	—	367,301	—	(29,490,116)	—	(28,543,503)
Class I
10/31/2018	167,227	—	34,046	(315,477)	—	(114,204)	6,125,581	—	1,234,095	—	(11,490,887)	—	(4,131,211)
10/31/2017	222,058	—	14,704	(312,589)	—	(75,827)	7,180,427	—	439,349	—	(10,106,314)	—	(2,486,538)
Class W
10/31/2018	2,414	—	3,419	(34,086)	—	(28,253)	89,072	—	123,787	—	(1,249,318)	—	(1,036,459)
10/31/2017	45,989	—	1,616	(39,471)	—	8,134	1,455,681	—	48,230	—	(1,311,632)	—	192,279
Global Perspectives®
Class A
10/31/2018	56,303	—	25,125	(125,939)	—	(44,511)	658,714	—	292,703	—	(1,465,356)	—	(513,939)
10/31/2017	89,775	—	20,929	(186,433)	—	(75,729)	1,004,081	—	220,383	—	(2,057,725)	—	(833,261)
Class C
10/31/2018	50,264	—	15,024	(95,049)	—	(29,761)	583,436	—	173,379	—	(1,091,782)	—	(334,967)
10/31/2017	89,230	—	11,108	(120,163)	—	(19,825)	981,755	—	115,859	—	(1,321,421)	—	(223,807)
Class I
10/31/2018	193,386	—	7,228	(49,973)	—	150,641	2,249,377	—	84,281	—	(573,472)	—	1,760,186
10/31/2017	94,153	—	2,677	(14,245)	—	82,585	1,052,442	—	28,219	—	(159,033)	—	921,628
Class R
10/31/2018	412,478	—	73,710	(317,286)	—	168,902	4,782,389	—	856,509	—	(3,679,855)	—	1,959,043
10/31/2017	266,498	—	53,897	(211,968)	—	108,427	2,962,731	—	565,916	—	(2,345,320)	—	1,183,327
Class W
10/31/2018	872,997	—	16,266	(212,063)	—	677,200	10,199,741	—	189,990	—	(2,440,614)	—	7,949,117
10/31/2017	182,890	—	11,012	(178,416)	—	15,486	2,024,228	—	116,176	—	(1,954,831)	—	185,573
Multi-Manager International Small Cap
Class A
10/31/2018	141,506	—	8,148	(204,458)	—	(54,804)	8,778,622	—	507,395	—	(12,909,392)	—	(3,623,375)
10/31/2017	162,112	—	6,115	(389,784)	1,085	(220,472)	8,831,765	—	289,973	—	(20,690,688)	60,304	(11,508,646)
Class B(1)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	—	(454)	(1,019)	(1,473)	—	—	—	—	(23,884)	(60,304)	(84,188)
Class C
10/31/2018	10,219	—	265	(32,675)	—	(22,191)	611,975	—	15,398	—	(1,921,595)	—	(1,294,222)
10/31/2017	7,994	—	—	(134,137)	—	(126,143)	416,923	—	—	—	(6,683,079)	—	(6,266,156)
Class I
10/31/2018	632,342	—	14,725	(332,978)	—	314,089	40,756,255	—	912,773	—	(21,176,948)	—	20,492,080
10/31/2017	326,725	—	20,640	(1,258,903)	—	(911,538)	17,307,853	—	974,808	—	(65,765,636)	—	(47,482,975)
Class O
10/31/2018	4,249	—	0	(50,391)	—	(46,142)	269,441	—	18	—	(2,899,190)	—	(2,629,731)
10/31/2017	5,442	—	—	(10,602)	—	(5,160)	296,676	—	—	—	(569,102)	—	(272,426)
Class W
10/31/2018	64,035	—	8,079	(413,623)	—	(341,509)	4,928,395	—	604,390	—	(32,275,769)	—	(26,742,984)
10/31/2017	90,539	—	6,750	(136,194)	—	(38,905)	5,675,122	—	383,716	—	(8,867,179)	—	(2,808,341)
Russia
Class A
10/31/2018	77,026	—	66,788	(418,178)	—	(274,364)	2,356,114	—	1,969,592	71,554	(12,877,677)	—	(8,480,417)
10/31/2017	277,707	—	46,240	(649,356)	—	(325,409)	7,528,155	—	1,238,581	63,904	(17,529,007)	—	(8,698,367)
Class I
10/31/2018	30,688	—	5,146	(151,738)	—	(115,904)	968,938	—	152,155	—	(4,575,704)	—	(3,454,611)
10/31/2017	158,196	—	3,399	(151,884)	—	9,711	4,380,945	—	91,407	7	(4,185,700)	—	286,659
Class W
10/31/2018	4,786	—	484	(13,988)	—	(8,718)	156,374	—	14,291	—	(434,392)	—	(263,727)
10/31/2017	28,520	—	163	(16,145)	—	12,538	741,027	—	4,356	7,269	(444,008)	—	308,644

(1)
Class B converted to Class on May 2, 2017.

(2)
Commencement of operations.

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.
government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 13 — SECURITIES LENDING (continued)

official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2018:
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2018:
Global Bond Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$165,168	$(165,168)	$—
Jefferies LLC	195,965	(195,965)	—
Scotia Capital (USA) INC	263,044	(263,044)	—
UBS AG	199,275	(199,275)	—
Total	$823,452	$(823,452)	$—

(1)
Collateral with a fair value of  $846,053 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$1,312,528	$(1,312,528)	$—
Total	$1,312,528	$(1,312,528)	$—

(1)
Collateral with a fair value of  $1,554,124 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$102,272	$(102,272)	$—
Credit Suisse Securities (USA) LLC	73,635	(73,635)	—
Deutsche Bank Securities Inc.	146,589	(146,589)	—
Deutsche Bank, AG	31,310	(31,310)	—
JP Morgan Securities, Plc.	100,300	(100,300)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	20,794	(20,794)	—
Morgan Stanley & Co. LLC	7,981	(7,981)	—
Nomura International PLC	70,806	(70,806)	—
RBC Capital Markets, LLC	1,464	(1,464)	—
SG Americas Securities, LLC	1,664	(1,664)	—
UBS Securities LLC.	12,510	(12,510)	—
Barclays Capital Inc.	223,820	(223,820)	—
Deutsche Bank, AG	249,570	(249,570)	—
Goldman, Sachs & Co. LLC	382,861	(382,861)	—
J.P. Morgan Securities LLC	39,159	(39,159)	—
JP Morgan Securities, Plc.	1,092,562	(1,092,562)	—
Nomura International PLC	60,606	(60,606)	—
Barclays Capital Inc.	143,911	(143,911)	—
Deutsche Bank Securities Inc.	116,515	(116,515)	—
Morgan Stanley & Co. LLC	42,029	(42,029)	—
Nomura International PLC	119,879	(119,879)	—
Total	$3,040,237	$(3,040,237)	$—

(1)
Collateral with a fair value of  $3,271,053 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Nomura International PLC	$23,746	$(23,746)	$—
Total	$23,746	$(23,746)	$—

(1)
Collateral with a fair value of  $25,047 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2018:
	Paid-in Capital	Distributable Earnings
Global Bond	$(12,225)	$12,225
Global Equity	(8,757,263)	8,757,263
Russia(1)	(21,810,157)	21,810,157

(1)
Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2018			Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$711,576	$—	$—	$292,355	$—	$—
Global Bond	4,962,172	—	6,366,155	11,450,923	—	4,679,669
Global Equity	9,614,225	—	—	3,353,073	—	—
Global Perspectives®	1,368,350	250,955	—	813,634	243,938	—
Multi-Manager International Small Cap	2,255,628	—	—	1,759,126	—	—
Russia	2,348,034	—	—	1,458,797	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$568,235	$115,613	$(1,282,153)	$—	—	—
Global Bond	—	—	(2,142,767)	(935,869)	Short-term	None
				(925,610)	Long-term	None
				$(1,861,479)
Global Equity	214,277	—	(10,007,522)	(19,000,794)	Short-term	None
				(27,440,947)	Long-term	None
				$(46,441,741)
Global Perspectives®	492,085	1,944,233	(1,923,874)	—	—	—
Multi-Manager International Small Cap	2,142,949	13,842,480	130,598	—	—	—
Russia	883,846	—	21,105,442	(2,440,823)	Short-term	None
				(1,209,256)	Long-term	None
				$(3,650,079)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended October 31, 2017 were as follows:
	Diversified Emerging Markets Debt	Global Bond	Global Equity	Global Perspectives®	Multi-Manager International Small Cap	Russia
Distributions from net investment income:
Class A	$(845)	$(1,284,601)	$(2,304,956)	$(179,095)	$(324,922)	$(1,350,569)
Class B	—	(595)	(2,387)	—	—	—
Class C	(258)	(508,039)	(496,431)	(85,115)	—	—
Class I	(290,926)	(2,466,641)	(501,029)	(22,691)	(1,033,872)	(103,823)
Class O	—	(79,646)	—	—	(16,423)	—
Class P	—	(4,221)	—	—	—	—
Class R	—	(197,734)	—	(433,578)	—	—
Class R6	—	(4,508,342)	—	—	—	—
Class W	(328)	(2,401,104)	(48,270)	(93,155)	(383,909)	(4,405)
	$(292,355)	$(11,450,923)	$(3,353,073)	$(813,634)	$(1,759,126)	$(1,458,797)
Distributions from net realized gains:
Class A	$—	$—	$—	$(49,288)	$—	$—
Class C	—	—	—	(33,762)	—	—
Class I	—	—	—	(5,528)	—	—
Class R	—	—	—	(132,339)	—	—
Class W	—	—	—	(23,021)	—	—
	$—	$—	$—	$(243,938)	$—	$—
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$560,129	$(123,072)	$4,188,253	$351,451	$1,470,547	$955,470

NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2018, the following Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	NII	$0.0350	December 3, 2018	Daily
Class C	NII	$0.0290	December 3, 2018	Daily
Class I	NII	$0.0371	December 3, 2018	Daily
Class O	NII	$0.0338	December 3, 2018	Daily
Class P	NII	$0.0413	December 3, 2018	Daily
Class P3	NII	$0.0419	December 3, 2018	Daily
Class R	NII	$0.0330	December 3, 2018	Daily
Class R6	NII	$0.0373	December 3, 2018	Daily
Class W	NII	$0.0361	December 3, 2018	Daily
Multi-Manager International Small Cap
Class A	NII	$0.6809	December 17, 2018	December 13, 2018
Class C	NII	$0.2308	December 17, 2018	December 13, 2018
Class I	NII	$0.9071	December 17, 2018	December 13, 2018
Class O	NII	$—	December 17, 2018	December 13, 2018
Class W	NII	$0.8268	December 17, 2018	December 13, 2018
All Classes	STCG	$0.1590	December 17, 2018	December 13, 2018
All Classes	LTCG	$4.5355	December 17, 2018	December 13, 2018
Russia
Class A	NII	$0.7587	December 17, 2018	December 13, 2018
Class I	NII	$0.8216	December 17, 2018	December 13, 2018
Class W	NII	$0.8343	December 17, 2018	December 13, 2018

NII – Net investment income
LTCG – Long-term capital gain
STCG – Short-term capital gain

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 15 — SUBSEQUENT EVENTS (continued)

Management Fee waivers: On September 14, 2018, the Board approved a management fee waiver for Multi-Manager International Small Cap. Effective March 1, 2019, the Investment Adviser has agreed to waive 0.036% of the management fee for the Fund. Any fees waived or reimbursed are not eligible for recoupment. This waiver replaces the management fee waiver effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The termination of this obligation was also approved by the Board on September 14, 2018.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 98.8%
	Affiliated Investment Companies: 98.8%
664,975	Voya Emerging Markets Corporate Debt Fund - Class P	$6,257,410	35.4
638,378	Voya Emerging Markets Hard Currency Debt Fund - Class P	5,739,016	32.4
819,694	Voya Emerging Markets Local Currency Debt Fund - Class P	5,483,754	31.0
	Total Mutual Funds (Cost $18,749,321)	17,480,180	98.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
181,000 (1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070% (Cost $181,000)	$181,000	1.0
	Total Short-Term Investments (Cost $181,000)	181,000	1.0
	Total Investments in Securities (Cost $18,930,321)	$17,661,180	99.8
	Assets in Excess of Other Liabilities	34,385	0.2
	Net Assets	$17,695,565	100.0

(1)
Rate shown is the 7-day yield as of October 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$17,480,180	$—	$—	$17,480,180
Short-Term Investments	181,000	—	—	181,000
Total Investments, at fair value	$17,661,180	$—	$—	$17,661,180
Other Financial Instruments+
Forward Foreign Currency Contracts	—	12,302	—	12,302
Total Assets	$17,661,180	$12,302	$—	$17,673,482
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5,422)	$—	$(5,422)
Total Liabilities	$—	$(5,422)	$—	$(5,422)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2018 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/2018	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$7,135,796	$1,096,779	$(1,467,190)	$(507,975)	$6,257,410	$341,775	$19,707	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	7,015,366	1,228,153	(1,829,656)	(674,847)	5,739,016	320,149	37,964	—
Voya Emerging Markets Local Currency Debt Fund - Class P	7,820,982	314,174	(2,030,895)	(620,507)	5,483,754	149,170	121,126	—
	$21,972,144	$2,639,106	$(5,327,741)	$(1,803,329)	$17,480,180	$811,094	$178,797	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 116,870	PLN 437,200	BNP Paribas	01/11/19	$2,680
USD 3,809	PLN 13,847	Citibank N.A.	01/11/19	192
USD 116,870	RUB 7,758,466	Goldman Sachs International	01/11/19	90
USD 116,870	TRY 706,144	Goldman Sachs International	01/11/19	(4,148)
USD 116,870	MXN 2,275,071	Goldman Sachs International	01/11/19	6,194
USD 3,371	ZAR 48,650	Goldman Sachs International	01/11/19	103
USD 1,171	RUB 78,013	Goldman Sachs International	01/11/19	(3)
USD 1,037	TRY 6,899	Goldman Sachs International	01/11/19	(146)
TRY 335,339	USD 58,435	HSBC Bank USA N.A.	01/11/19	(965)
USD 116,870	ZAR 1,706,285	HSBC Bank USA N.A.	01/11/19	2,247
USD 3,668	MXN 70,236	HSBC Bank USA N.A.	01/11/19	252
USD 58,435	BRL 219,400	Morgan Stanley	01/11/19	(160)
USD 58,435	MXN 1,190,021	Toronto Dominion Securities	01/11/19	544
				$6,880

Currency Abbreviations
BRL − Brazilian Real
MXN − Mexican Peso
PLN − Polish Zloty
RUB − Russian Ruble
TRY − Turkish Lira
USD − United States Dollar
ZAR − South African Rand
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2018 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$12,302
Total Asset Derivatives		$12,302
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,422
Total Liability Derivatives		$5,422

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(5,014)
Total	$(5,014)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$9,313
Total	$9,313

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	Morgan Stanley	Toronto Dominion Securities	Totals
Assets:
Forward foreign currency contracts	$2,680	$192	$6,387	$2,499	$—	$544	$12,302
Total Assets	$2,680	$192	$6,387	$2,499	$—	$544	$12,302
Liabilities:
Forward foreign currency contracts	$—	$—	$4,297	$965	$160	$—	$5,422
Total Liabilities	$—	$—	$4,297	$965	$160	$—	$5,422
Net OTC derivative instruments by counterparty, at fair value	$2,680	$192	$2,090	$1,534	$(160)	$544	$6,880
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$2,680	$192	$2,090	$1,534	$(160)	$544	$6,880

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2018 (continued)

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $18,950,214.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,423
Gross Unrealized Depreciation	(1,287,576)
Net Unrealized Depreciation	$(1,282,153)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.0%
		Argentina: 0.4%
1,000,000 (1)		YPF SA, 8.500%, 03/23/2021	$1,013,250	0.4
		Brazil: 0.9%
250,000	(1)(2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	245,050	0.1
300,000 (1)		Klabin Finance SA, 4.875%, 09/19/2027	272,535	0.1
250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	231,875	0.1
1,100,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,232,935	0.6
			1,982,395	0.9
		Canada: 0.6%
230,000 (1)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	216,200	0.1
1,220,000		Other Securities	1,166,762	0.5
			1,382,962	0.6
		Chile: 0.3%
250,000 (1)		Cencosud SA, 4.375%, 07/17/2027	220,628	0.1
300,000 (1)		Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	298,678	0.1
200,000 (1)		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	200,502	0.1
			719,808	0.3
		China: 0.3%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	702,113	0.3
		France: 0.5%
706,000 (1)		BNP Paribas SA, 3.500%, 03/01/2023	686,804	0.3
257,000 (1)		BPCE SA, 5.150%, 07/21/2024	258,990	0.1
256,000 (1)		Electricite de France SA, 2.350%, 10/13/2020	251,154	0.1
			1,196,948	0.5
		Guernsey: 0.3%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	655,456	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		India: 0.2%
500,000 (1)		Reliance Industries Ltd, 3.667%, 11/30/2027	$452,889	0.2
		Indonesia: 0.3%
425,000 (1)		Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	416,682	0.2
200,000 (3)		Other Securities	195,868	0.1
			612,550	0.3
		Ireland: 0.3%
794,000		Other Securities	706,414	0.3
		Israel: 0.1%
250,000		Other Securities	220,785	0.1
		Italy: 0.1%
200,000		Other Securities	203,500	0.1
		Jamaica: 0.2%
322,000 (1)		Digicel Ltd., 6.750%, 03/01/2023	260,015	0.1
243,000		Other Securities	221,434	0.1
			481,449	0.2
		Japan: 0.8%
255,000 (1)		Mizuho Bank Ltd., 3.200%, 03/26/2025	242,520	0.1
770,000 (1)		MUFG Bank Ltd, 2.300%, 03/05/2020	760,015	0.4
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	746,651	0.3
			1,749,186	0.8
		Kazakhstan: 0.3%
675,000		Other Securities	662,336	0.3
		Luxembourg: 0.1%
130,000 (1)		Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	128,212	0.1
		Mexico: 1.4%
567,000 (1)		Cemex SAB de CV, 6.125%, 05/05/2025	564,165	0.3
525,000	(1)(4)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	521,745	0.2
1,175,000 (1)		Mexichem SAB de CV, 4.875%, 09/19/2022	1,171,263	0.5
1,100,000		Petroleos Mexicanos, 4.500%-6.875%, 01/23/2026-06/27/2044	996,217	0.4
			3,253,390	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Netherlands: 0.9%
1,141,000		Shell International Finance BV, 3.250%-4.000%, 05/11/2025- 05/10/2046	$1,083,199	0.5
290,000 (1)		Siemens Financieringsmaat- schappij NV, 2.350%, 10/15/2026	258,892	0.1
650,000		Other Securities	681,094	0.3
			2,023,185	0.9
		Norway: 0.2%
382,000		Other Securities	367,181	0.2
		Panama: 0.1%
250,000 (1)		Multibank, Inc., 4.375%, 11/09/2022	242,187	0.1
		Peru: 0.3%
400,000 (1)		El Fondo Mivivienda SA, 3.500%, 01/31/2023	385,000	0.2
375,000 (1)		Petroleos del Peru SA, 4.750%, 06/19/2032	348,375	0.1
			733,375	0.3
		Russia: 0.3%
400,000 (1)		Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/2021	410,810	0.2
250,000 (1)		VEON Holdings BV, 4.950%, 06/16/2024	237,315	0.1
			648,125	0.3
		Spain: 0.1%
350,000		Other Securities	313,710	0.1
		Sweden: 0.3%
666,000	(1)(4)	Nordea Bank AB, 5.500%, 12/31/2199	661,005	0.3
		Switzerland: 0.5%
456,000 (1)		Credit Suisse AG, 6.500%, 08/08/2023	482,859	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	662,890	0.3
			1,145,749	0.5
		Trinidad And Tobago: 0.1%
166,667		Other Securities	146,442	0.1
		Turkey: 0.4%
650,000	(1)(4)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	542,363	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Turkey (continued)
500,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	$432,879	0.2
		975,242	0.4
	United Arab Emirates: 0.5%
1,080,000 (1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,145,471	0.5
	United Kingdom: 1.3%
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	182,916	0.1
1,000,000	Santander UK PLC, 2.375%, 03/16/2020	987,759	0.4
713,000 (1)	Standard Chartered PLC, 4.300%, 02/19/2027	671,812	0.3
270,000 (1)	Standard Chartered PLC, 5.300%, 01/09/2043	256,873	0.1
980,000	Other Securities	956,826	0.4
		3,056,186	1.3
	United States: 17.9%
225,000	Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	216,223	0.1
945,000	Anheuser-Busch InBev Finance, Inc., 2.650%-4.900%, 02/01/2021-02/01/2046	912,523	0.4
337,000 (1)	AT&T, Inc., 4.300%, 02/15/2030	317,388	0.1
863,000	AT&T, Inc., 5.150%-5.450%, 03/15/2042-03/01/2047	811,483	0.4
1,672,000 (4)	Bank of America Corp., 3.300%-4.100%, 01/11/2023-12/20/2028	1,612,349	0.7
260,000 (1)	Brink’s Co/The, 4.625%, 10/15/2027	239,850	0.1
255,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	237,947	0.1
255,000 (1)	Calpine Corp., 5.250%, 06/01/2026	235,238	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
250,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	$235,937	0.1
1,495,000	Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,496,746	0.7
770,000	Citizens Bank NA/ Providence RI, 2.450%, 12/04/2019	764,391	0.3
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	300,622	0.1
758,000	Comcast Corp., 2.350%-4.250%, 01/15/2027-01/15/2033	725,195	0.3
235,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	211,500	0.1
1,338,000	CVS Health Corp., 2.800%, 07/20/2020	1,324,398	0.6
600,000	CVS Health Corp., 4.300%, 03/25/2028	586,380	0.2
236,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	238,107	0.1
581,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	602,345	0.2
176,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	182,771	0.1
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	288,273	0.1
1,185,000	Energy Transfer Partners L.P., 4.900%, 02/01/2024	1,206,056	0.6
245,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	232,444	0.1
230,000 (1)	First Data Corp., 5.750%, 01/15/2024	232,300	0.1
289,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	282,737	0.1
963,000 (4)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	937,051	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
120,000 (1)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	$120,900	0.1
250,000 (1)		Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	245,000	0.1
235,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	228,244	0.1
215,000	(1)(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	172,000	0.1
1,258,000 (4)		JPMorgan Chase & Co., 2.550%-6.000%, 03/01/2021-12/31/2199	1,215,503	0.5
428,000 (1)		Metropolitan Edison Co., 4.000%, 04/15/2025	422,609	0.2
396,000		Metropolitan Edison Co., 7.700%, 01/15/2019	399,717	0.2
453,000		Morgan Stanley, 3.750%, 02/25/2023	450,082	0.2
753,000		Morgan Stanley, 4.100%, 05/22/2023	752,942	0.3
250,000 (1)		Novelis Corp., 5.875%, 09/30/2026	236,250	0.1
120,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	120,000	0.1
235,000 (1)		Post Holdings, Inc., 5.000%, 08/15/2026	217,669	0.1
255,000 (1)		Quicken Loans, Inc., 5.250%, 01/15/2028	227,269	0.1
260,000 (1)		Sinclair Television Group, Inc., 5.125%, 02/15/2027	235,300	0.1
225,000 (1)		Sirius XM Radio, Inc., 5.000%, 08/01/2027	212,555	0.1
225,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/2027	214,031	0.1
255,000 (1)		Standard Industries, Inc./NJ, 5.000%, 02/15/2027	233,325	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
240,000 (1)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$237,854	0.1
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	419,343	0.2
235,000 (1)		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	224,131	0.1
20,532,393		Other Securities	19,874,079	8.7
			40,889,057	17.9
		Total Corporate Bonds/Notes
		(Cost $70,235,796)	68,470,558	30.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
		United States: 11.5%
482,100		Alternative Loan Trust 2005-51 3A2A, 3.236%, (12MTA + 1.290%), 11/20/2035	466,263	0.2
159,150		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	124,256	0.0
239,286		Alternative Loan Trust 2007-23CB A3, 2.781%, (US0001M + 0.500%), 09/25/2037	162,353	0.1
607,255		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	586,725	0.2
108,315		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.781%, (US0001M + 0.500%), 11/25/2035	72,348	0.0
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.001%, (US0001M + 0.720%), 11/25/2035	303,494	0.2
371,322	(1)(4)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	364,172	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
6,258,821 (5)	Fannie Mae 2005-18 SC, 2.369%, (-1.000*US0001M + 4.650%), 03/25/2035	$458,463	0.2
4,171,028 (5)	Fannie Mae 2009-106 SA, 3.969%, (-1.000*US0001M + 6.250%), 01/25/2040	547,385	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.281%, (US0001M + 3.000%), 10/25/2029	535,229	0.2
500,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.481%, (US0001M + 2.200%), 01/25/2030	511,411	0.2
400,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.681%, (US0001M + 2.400%), 05/25/2030	410,707	0.2
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.781%, (US0001M + 2.500%), 05/25/2030	619,923	0.3
147,409	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	155,061	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 14.875%, (-4.000*US0001M + 24.000%), 07/25/2035	157,848	0.1
203,743	Fannie Mae REMIC Trust 2006-104 ES, 22.043%, (-5.000*US0001M + 33.450%), 11/25/2036	313,888	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
2,485,772 (5)	Fannie Mae REMIC Trust 2007-36 SN, 4.489%, (-1.000*US0001M + 6.770%), 04/25/2037	$377,184	0.2
227,678	Fannie Mae REMIC Trust 2007-55 DS, 9.297%, (-2.500*US0001M + 15.000%), 06/25/2037	231,444	0.1
1,731,428 (5)	Fannie Mae REMIC Trust 2008-53 FI, 3.819%, (-1.000*US0001M + 6.100%), 07/25/2038	147,187	0.1
1,017,675 (5)	Fannie Mae REMIC Trust 2008-58 SM, 3.819%, (-1.000*US0001M + 6.100%), 07/25/2038	130,440	0.0
147,528	Fannie Mae REMIC Trust 2009-66 SL, 8.313%, (-3.333*US0001M + 15.833%), 09/25/2039	150,324	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 8.480%, (-3.333*US0001M + 16.000%), 09/25/2039	96,667	0.0
7,682,895 (5)	Fannie Mae REMIC Trust 2010-123 SL, 3.789%, (-1.000*US0001M + 6.070%), 11/25/2040	905,262	0.4
6,510,810 (5)	Fannie Mae REMIC Trust 2011-55 SK, 4.279%, (-1.000*US0001M + 6.560%), 06/25/2041	974,130	0.4
2,894,481 (5)	Fannie Mae REMIC Trust 2011-86 NS, 3.669%, (-1.000*US0001M + 5.950%), 09/25/2041	331,084	0.1
1,185,142 (5)	Fannie Mae REMIC Trust 2012-10 US, 4.169%, (-1.000*US0001M + 6.450%), 02/25/2042	151,709	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
3,413,886 (5)	Fannie Mae REMIC Trust 2012-24 HS, 4.269%, (-1.000*US0001M + 6.550%), 09/25/2040	$422,839	0.2
2,527,462 (5)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	386,417	0.2
1,171,112 (5)	Fannie Mae Series 2007-9 SE, 3.799%, (-1.000*US0001M + 6.080%), 03/25/2037	143,531	0.1
1,854,522 (5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	248,481	0.1
294,629 (5)	Freddie Mac REMIC Trust 2303 SY, 6.421%, (-1.000*US0001M + 8.700%), 04/15/2031	58,159	0.0
1,966,268 (5)	Freddie Mac REMIC Trust 2989 GU, 4.721%, (-1.000*US0001M + 7.000%), 02/15/2033	265,268	0.1
1,784,439 (5)	Freddie Mac REMIC Trust 3271 SB, 3.771%, (-1.000*US0001M + 6.050%), 02/15/2037	211,097	0.1
4,708,817 (5)	Freddie Mac REMIC Trust 3424 HI, 3.621%, (-1.000*US0001M + 5.900%), 04/15/2038	573,549	0.3
1,471,750 (5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	251,644	0.1
1,676,446 (5)	Freddie Mac REMIC Trust 3710 SL, 3.721%, (-1.000*US0001M + 6.000%), 05/15/2036	57,979	0.0
7,247,697 (5)	Freddie Mac REMIC Trust 3856 KS, 4.271%, (-1.000*US0001M + 6.550%), 05/15/2041	1,029,224	0.4
2,790,847 (5)	Freddie Mac REMIC Trust 3925 SD, 3.771%, (-1.000*US0001M + 6.050%), 07/15/2040	278,054	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
2,993,645 (5)	Freddie Mac REMIC Trust 3946 SE, 4.371%, (-1.000*US0001M + 6.650%), 02/15/2041	$400,557	0.2
4,667,534 (5)	Freddie Mac REMIC Trust 4077 SM, 4.421%, (-1.000*US0001M + 6.700%), 08/15/2040	560,223	0.2
1,558,635 (5)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	221,751	0.1
2,812,336 (5)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	530,187	0.2
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.981%, (US0001M + 4.700%), 04/25/2028	355,029	0.2
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.781%, (US0001M + 2.500%), 03/25/2030	415,139	0.2
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.931%, (US0001M + 2.650%), 12/25/2029	625,580	0.3
147,961 (4)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.606%, 10/25/2046	146,783	0.1
89,178	Ginnie Mae Series 2007-37 S, 16.941%, (-3.667*US0001M + 25.300%), 04/16/2037	98,532	0.0
412,767	Ginnie Mae Series 2007-8 SP, 14.657%, (-3.242*US0001M + 22.048%), 03/20/2037	542,539	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
2,675,651 (5)		Ginnie Mae Series 2010-116 NS, 4.370%, (-1.000*US0001M + 6.650%), 09/16/2040	$326,382	0.1
1,745,696 (5)		Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	59,327	0.0
820,218 (5)		Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	113,212	0.0
4,673,866 (5)		Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	421,052	0.2
1,281,460 (5)		Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	176,627	0.1
2,216,948 (5)		Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	365,929	0.2
1,877,130 (5)		Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	155,664	0.1
3,775,449 (5)		Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	604,528	0.3
460,126		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.491%, (US0001M + 0.210%), 04/25/2036	431,738	0.2
388,971	(1)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.866%, 08/25/2047	377,475	0.2
245,873		Lehman XS Trust Series 2005-5N 1A2, 2.641%, (US0001M + 0.360%), 11/25/2035	222,963	0.1
269,463	(1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	266,671	0.1
342,928	(1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	341,795	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
15,031,527	(4)(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.486%, 08/25/2045	$242,343	0.1
88,232 (4)		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.876%, 10/25/2036	85,900	0.0
330,054 (4)		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.904%, 08/25/2046	315,695	0.2
614,665 (4)		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.615%, 12/25/2036	603,190	0.3
202,281 (4)		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.170%, 04/25/2037	184,787	0.1
846,223		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	766,193	0.3
218,771		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.711%, (US0001M + 0.430%), 06/25/2037	183,720	0.1
223,921		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	224,894	0.1
266,244 (4)		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.737%, 10/25/2036	268,689	0.1
59,358 (4)		Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.737%, 10/25/2036	59,903	0.0
359,280 (4)		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.325%, 05/25/2036	368,857	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
342,412 (4)		Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.776%, 04/25/2036	$342,684	0.1
562,237	(1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.795%, 08/20/2045	532,200	0.2
1,282,969		Other Securities	1,150,751	0.5
		Total Collateralized Mortgage Obligations
		(Cost $26,541,252)	26,300,688	11.5
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.6%
		United States: 9.6%
7,835,485	(4)(5)	BANK 2017-BNK5 XA, 1.095%, 06/15/2060	507,066	0.2
2,409,103	(4)(5)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.515%, 02/15/2050	223,208	0.1
110,000 (1)		BDS 2018-FL2 D, 4.840%, (US0001M + 2.550%), 08/15/2035	110,756	0.0
98,140	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	97,998	0.0
127,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	126,033	0.1
260,000	(1)(4)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.708%, 04/12/2038	265,491	0.1
3,364,214	(4)(5)	CD 2016-CD1 Mortgage Trust XA, 1.427%, 08/10/2049	273,301	0.1
14,441,008	(4)(5)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.755%, 12/10/2054	701,460	0.3
5,914,867	(4)(5)	Citigroup Commercial Mortgage Trust 2013-GC15 XA, 0.921%, 09/10/2046	193,137	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
8,581,000	(4)(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.848%, 08/10/2049	$495,543	0.2
3,611,270	(4)(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.120%, 10/12/2050	254,572	0.1
230,000 (4)		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	221,298	0.1
5,329,253	(4)(5)	COMM 2012-CR1 XA, 1.870%, 05/15/2045	286,538	0.1
17,293,327	(1)(4)(5)	COMM 2012-LTRT XA, 0.974%, 10/05/2030	494,446	0.2
10,651,292	(4)(5)	COMM 2013-CCRE13 XA, 0.854%, 11/10/2046	309,509	0.2
5,342,511	(4)(5)	COMM 2014-UBS2 XA, 1.313%, 03/10/2047	242,952	0.1
300,000 (4)		COMM 2016-COR1 C, 4.393%, 10/10/2049	291,409	0.1
7,291,878	(4)(5)	COMM 2016-CR28 XA, 0.645%, 02/10/2049	265,760	0.1
1,000,000 (4)		COMM 2017-COR2 C, 4.562%, 09/10/2050	1,003,618	0.5
350,000	(1)(6)	DBRR Re-REMIC Trust 2015-FRR1 B711, 9.350%, 08/28/2045	336,131	0.1
3,676,108	(1)(4)(5)	DBUBS 2011-LC1A XA, 0.712%, 11/10/2046	37,502	0.0
370,000	(1)(4)	DBUBS 2011-LC2A D, 5.534%, 07/10/2044	378,623	0.2
530,000	(1)(4)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	457,285	0.2
6,440,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/2044	548,920	0.2
4,300,000	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	253,806	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
8,087,203	(4)(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.623%, 08/25/2040	$128,104	0.1
382,169	(1)(4)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.390%, 06/10/2036	379,967	0.2
450,000	(1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	409,766	0.2
4,282,368	(4)(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.212%, 05/10/2045	189,975	0.1
4,537,935	(4)(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.076%, 11/10/2046	195,238	0.1
1,500,000	(1)(4)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	1,070,344	0.5
7,773,136	(4)(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	568,817	0.2
5,790,000	(1)(4)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.329%, 12/15/2047	73,428	0.0
398,262 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.351%, 06/12/2041	401,831	0.2
200,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	190,545	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
10,668,294	(4)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	$379,107	0.2
750,000 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.119%, 12/15/2047	736,634	0.3
770,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 3.992%, 01/15/2046	740,846	0.3
735,000 (4)		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	750,624	0.3
1,120,000	(1)(4)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.601%, 07/15/2050	1,074,642	0.5
5,194,991	(1)(4)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.112%, 03/10/2050	238,818	0.1
21,550,000	(1)(4)(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.437%, 12/15/2047	573,922	0.3
930,000	(1)(4)	Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/2047	961,353	0.4
8,346,519	(1)(4)(5)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.838%, 08/10/2049	493,455	0.2
13,290,545	(4)(5)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.016%, 12/15/2049	641,548	0.3
630,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.269%, 03/15/2045	490,998	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
742,714	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.269%, 03/15/2045	$356,735	0.2
1,913,474	(1)(4)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.277%, 03/15/2048	83,764	0.0
620,000	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.980%, 06/15/2046	563,527	0.3
12,035,369	(4)(5)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.751%, 09/15/2046	324,730	0.1
9,127,476	(4)(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.948%, 03/15/2046	237,896	0.1
16,399,358	(4)(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.096%, 03/15/2047	663,254	0.3
640,000		Other Securities	627,293	0.3
		Total Commercial Mortgage-Backed Securities
		(Cost $22,148,392)	21,923,523	9.6
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 1.3%
		Federal Home Loan Mortgage Corporation: 0.3%(7)
741,407		4.000%, 09/01/2045- 05/01/2046	743,038	0.3
		Federal National Mortgage Association: 0.7%(7)
1,475,016		2.500%-5.000%, 06/01/2030-05/01/2045	1,507,736	0.7
		Government National Mortgage Association: 0.3%
705,814 (4)		4.500%-5.500%, 03/20/2039-10/20/2060	722,677	0.3
		Total U.S. Government Agency Obligations
		(Cost $3,079,227)	2,973,451	1.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: 16.9%
	Argentina: 0.7%
1,420,000	Argentine Republic Government International Bond, 6.875%, 04/22/2021	$1,364,975	0.6
275,000	Argentine Republic Government International Bond, 6.875%, 01/26/2027	230,897	0.1
		1,595,872	0.7
	Brazil: 0.1%
250,000 (3)	Other Securities	262,042	0.1
	Canada: 0.3%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	794,597	0.3
	Chile: 0.9%
CLP 880,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,275,422	0.6
CLP 555,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	808,452	0.3
		2,083,874	0.9
	Colombia: 0.5%
529,000	Colombia Government International Bond, 2.625%, 03/15/2023	496,929	0.2
618,000	Colombia Government International Bond, 8.125%, 05/21/2024	729,704	0.3
		1,226,633	0.5
	Croatia: 0.1%
300,000	Other Securities	315,441	0.1
	Dominican Republic: 0.2%
461,000 (1)	Dominican Republic International Bond, 6.600%, 01/28/2024	482,897	0.2
	Ecuador: 0.2%
500,000	Other Securities	420,125	0.2
	Egypt: 0.1%
300,000	Other Securities	296,860	0.1
	Germany: 4.1%
EUR 5,530,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2025	6,471,946	2.8
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Germany (continued)
EUR 1,570,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	$2,432,576	1.1
EUR 170,000 (6)	Bundesrepublik Deutschland Bundesanleihe, 0.500%-1.500%, 08/15/2025-08/15/2048	198,929	0.1
EUR 179,700	Other Securities	205,777	0.1
		9,309,228	4.1
	Hungary: 0.2%
336,000	Other Securities	387,709	0.2
	Indonesia: 0.4%
950,000 (1)	Indonesia Government International Bond, 4.125%-4.750%, 01/15/2025-01/08/2026	932,631	0.4
	Ivory Coast: 0.1%
300,625	Other Securities	273,278	0.1
	Lebanon: 0.1%
244,000	Other Securities	211,125	0.1
	Mexico: 0.1%
175,000	Other Securities	173,298	0.1
	Morocco: 0.1%
200,000	Other Securities	199,423	0.1
	Nigeria: 0.1%
200,000	Other Securities	193,166	0.1
	Panama: 0.3%
515,000	Other Securities	571,389	0.3
	Peru: 1.1%
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,234,629	0.5
PEN 3,615,000	Peru Government Bond, 8.200%, 08/12/2026	1,249,907	0.6
75,000	Other Securities	84,000	0.0
		2,568,536	1.1
	Poland: 1.0%
PLN 7,500,000	Republic of Poland Government Bond, 3.250%, 07/25/2025	1,998,456	0.9
375,000	Other Securities	359,928	0.1
		2,358,384	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Russia: 0.3%
600,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	$614,697	0.3
	Saudi Arabia: 0.2%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	191,499	0.1
275,000 (1)	Saudi Government International Bond, 4.500%, 04/17/2030	271,590	0.1
		463,089	0.2
	Spain: 2.5%
EUR 5,110,000(1)	Spain Government Bond, 1.400%, 04/30/2028	5,746,682	2.5
	Sri Lanka: 0.1%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	180,256	0.1
	Turkey: 0.2%
461,000	Other Securities	458,318	0.2
	Ukraine: 0.2%
525,000	Other Securities	437,325	0.2
	United Kingdom: 2.5%
GBP 1,020,000	United Kingdom Gilt, 2.000%, 09/07/2025	1,376,840	0.6
GBP 2,480,000	United Kingdom Gilt, 3.500%, 01/22/2045	4,225,409	1.9
		5,602,249	2.5
	Uruguay: 0.1%
150,000	Other Securities	171,103	0.1
	Vietnam: 0.1%
125,000	Other Securities	128,936	0.1
	Total Foreign Government Bonds
	(Cost $39,937,004)	38,459,163	16.9
U.S. TREASURY OBLIGATIONS: 8.9%
	U.S. Treasury Bonds: 1.5%
3,502,000	3.125%, 05/15/2048	3,330,115	1.5
20,000	3.500%, 02/15/2039	20,586	0.0
		3,350,701	1.5
	U.S. Treasury Notes: 7.4%
1,910,000	1.250%, 03/31/2019	1,900,525	0.9
3,846,000	1.875%, 03/31/2022	3,712,817	1.6
1,900,000	2.125%, 03/31/2024	1,816,949	0.8
2,578,000	2.875%, 10/31/2020	2,578,151	1.1
2,517,000	2.875%, 10/15/2021	2,513,313	1.1
Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes (continued)
1,396,000		2.875%, 10/31/2023	$1,389,211	0.6
2,703,000		2.875%, 08/15/2028	2,641,127	1.2
303,000		1.500%-2.750%, 10/31/2019-09/15/2021	301,467	0.1
			16,853,560	7.4
		Total U.S. Treasury Obligations
		(Cost $20,669,301)	20,204,261	8.9
ASSET-BACKED SECURITIES: 4.2%
		United States: 4.2%
250,000 (1)		ArrowMark Colorado Holdings 2017-7A C, 4.336%, (US0003M + 1.900%), 07/15/2030	247,570	0.1
400,000 (1)		Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	401,499	0.2
250,000 (1)		Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	250,357	0.1
930,000 (1)		BlueMountain CLO 2012-2A BR, 4.222%, (US0003M + 1.900%), 11/20/2028	930,684	0.4
1,160,000 (1)		Bristol Park CLO Ltd. 2016-1A B, 4.336%, (US0003M + 1.900%), 04/15/2029	1,164,858	0.5
500,000 (1)		Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	500,350	0.2
543,064 (4)		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.959%, 03/25/2036	380,296	0.2
1,180,000 (1)		Invitation Homes 2018-SFR1 D Trust, 3.740%, (US0001M + 1.450%), 03/17/2037	1,179,439	0.5
300,000	(1)(4)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	279,604	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
300,000	(1)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	$278,153	0.1
250,000 (1)		Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	250,063	0.1
1,160,000 (1)		OHA Loan Funding Ltd. 2016-1A B1, 4.269%, (US0003M + 1.800%), 01/20/2028	1,160,651	0.5
630,000 (1)		Palmer Square Loan Funding 2017-1A D Ltd., 7.286%, (US0003M + 4.850%), 10/15/2025	616,122	0.3
250,000 (1)		Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	248,104	0.1
1,240,000 (1)		Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,229,571	0.5
250,000 (1)		THL Credit Wind River 2017-4A C CLO Ltd., 4.072%, (US0003M + 1.750%), 11/20/2030	247,081	0.1
200,000	(1)(4)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	181,195	0.1
		Total Asset-Backed Securities
		(Cost $9,642,468)	9,545,597	4.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 0.2%
Total Purchased Options
(Cost $612,871)	381,962	0.2
Total Long-Term Investments
(Cost $192,866,311)	188,259,203	82.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.0%
	Commercial Paper: 9.6%
2,500,000	American Electric Power Inc., 2.440%, 11/06/2018	$2,498,998	1.1
3,000,000	Concord Minutemen Cap Co., 2.290%, 11/06/2018	2,998,871	1.3
2,500,000	Consolidated Edison Inc., 2.510%, 11/02/2018	2,499,656	1.1
2,000,000	General Electric Co., 2.530%, 11/28/2018	1,996,121	0.9
4,000,000	Johnson Controls, 2.410%, 11/01/2018	3,999,737	1.7
2,000,000	Marriott International, Inc., 2.540%, 11/08/2018	1,998,926	0.9
2,000,000	Mckesson Corp., 2.540%, 11/28/2018	1,996,117	0.9
4,000,000	Sysco Corp-Dis, 2.320%, 11/01/2018	3,999,746	1.7
		21,988,172	9.6
	Securities Lending Collateral(9): 0.4%
846,053	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $846,104, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $862,974, due 11/29/18-09/09/49) (Cost $846,053)	846,053	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.0%
6,921,000 (10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070% (Cost $6,921,000)	$6,921,000	3.0
	Total Short-Term Investments (Cost $29,756,659)	29,755,225	13.0
	Total Investments in Securities (Cost $222,622,970)	$218,014,428	95.6
	Assets in Excess of Other Liabilities	9,955,072	4.4
	Net Assets	$227,969,500	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of October 31, 2018.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2018.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of October 31, 2018.

CAD
Canadian Dollar

CLP
Chilean Peso

EUR
EU Euro

GBP
British Pound

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	16.9%
Collateralized Mortgage Obligations	11.5
Commercial Mortgage-Backed Securities	9.6
Financial	9.3
U.S. Treasury Obligations	8.9
Energy	5.5
Consumer, Non-cyclical	4.2
Other Asset-Backed Securities	4.2
Communications	3.6
Utilities	2.5
Consumer, Cyclical	1.6
Basic Materials	1.4
U.S. Government Agency Obligations	1.3
Industrial	1.0
Technology	0.9
Purchased Options	0.2
Short-Term Investments	13.0
Assets in Excess of Other Liabilities	4.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Purchased Options	$—	$381,962	$—	$381,962
Corporate Bonds/Notes	—	68,470,558	—	68,470,558
Collateralized Mortgage Obligations	—	26,300,688	—	26,300,688
U.S. Treasury Obligations	—	20,204,261	—	20,204,261
Asset-Backed Securities	—	9,545,597	—	9,545,597
U.S. Government Agency Obligations	—	2,973,451	—	2,973,451
Foreign Government Bonds	—	38,459,163	—	38,459,163
Commercial Mortgage-Backed Securities	—	21,923,523	—	21,923,523
Short-Term Investments	6,921,000	22,834,225	—	29,755,225
Total Investments, at fair value	$6,921,000	$211,093,428	$—	$218,014,428
Other Financial Instruments+
Centrally Cleared Swaps	—	7,868,027	—	7,868,027
Forward Foreign Currency Contracts	—	1,185,471	—	1,185,471
Forward Premium Swaptions	—	183,119	—	183,119
Futures	445,559	—	—	445,559
Total Assets	$7,366,559	$220,330,045	$—	$227,696,604
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(3,242,294)	$—	$(3,242,294)
Forward Foreign Currency Contracts	—	(2,496,403)	—	(2,496,403)
Futures	(788,894)	—	—	(788,894)
Written Options	—	(5,491,669)	—	(5,491,669)
Total Liabilities	$(788,894)	$(11,230,366)	$—	$(12,019,260)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,349,000	CHF 1,340,026	Barclays Bank PLC	12/14/18	$12,804
NOK 32,306,193	USD 3,860,000	Barclays Bank PLC	12/14/18	(20,107)
CAD 363,670	USD 280,000	Barclays Bank PLC	12/14/18	(3,510)
USD 1,160,000	EUR 1,013,392	Barclays Bank PLC	12/14/18	7,860
EUR 3,513,476	USD 3,999,000	Barclays Bank PLC	12/14/18	(4,478)
DKK 4,946,164	USD 771,462	Barclays Bank PLC	12/14/18	(17,543)
NOK 8,187,770	USD 992,000	Barclays Bank PLC	12/14/18	(18,807)
NOK 5,834,925	USD 712,000	Barclays Bank PLC	12/14/18	(18,465)
GBP 585,066	USD 770,000	Barclays Bank PLC	12/14/18	(20,570)
GBP 728,960	USD 932,000	Barclays Bank PLC	12/14/18	18,222
NZD 10,101,221	USD 6,653,413	Barclays Bank PLC	12/14/18	(58,876)
USD 1,035,000	EUR 912,349	Barclays Bank PLC	12/14/18	(9,585)
ILS 83,351	USD 23,000	Barclays Bank PLC	01/11/19	(465)
USD 923,500	CLP 633,105,425	Barclays Bank PLC	01/11/19	12,911
USD 923,500	CLP 630,990,610	Barclays Bank PLC	01/11/19	15,952
IDR 9,401,343,731	USD 619,451	Barclays Bank PLC	01/11/19	(9,181)
MYR 2,951,127	USD 713,349	Barclays Bank PLC	01/11/19	(8,911)
ILS 3,173,397	USD 878,000	Barclays Bank PLC	01/11/19	(20,044)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP 19,086,816	USD 6,357	Barclays Bank PLC	01/11/19	(445)
USD 1,157,000	PLN 4,297,331	BNP Paribas	01/11/19	34,600
USD 23,000	THB 749,273	BNP Paribas	01/11/19	338
USD 1,825,000	ILS 6,595,780	BNP Paribas	01/11/19	41,772
USD 1,182,000	SEK 10,812,702	Citibank N.A.	12/14/18	(4,314)
CAD 4,533,132	USD 3,454,000	Citibank N.A.	12/14/18	(7,563)
USD 793,000	CHF 790,506	Citibank N.A.	12/14/18	4,753
NZD 1,591,399	USD 1,043,000	Citibank N.A.	12/14/18	(4,062)
GBP 874,966	USD 1,125,000	Citibank N.A.	12/14/18	(4,227)
USD 316,000	AUD 445,300	Citibank N.A.	12/14/18	513
USD 2,580,000	CHF 2,573,165	Citibank N.A.	12/14/18	14,189
EUR 2,465,141	USD 2,838,000	Citibank N.A.	12/14/18	(35,345)
USD 2,372,000	NZD 3,617,372	Citibank N.A.	12/14/18	10,415
JPY 160,411,752	USD 1,432,000	Citibank N.A.	12/14/18	(5,241)
USD 2,653,000	CAD 3,469,547	Citibank N.A.	12/14/18	15,183
USD 1,204,000	SEK 10,832,182	Citibank N.A.	12/14/18	15,549
CAD 5,208,136	USD 3,978,000	Citibank N.A.	12/14/18	(18,373)
SEK 13,116,810	USD 1,464,000	Citibank N.A.	12/14/18	(24,891)
USD 882,000	JPY 98,739,062	Citibank N.A.	12/14/18	3,780
USD 879,000	AUD 1,236,475	Citibank N.A.	12/14/18	2,981
USD 913,000	GBP 699,392	Citibank N.A.	12/14/18	17,126
CAD 394,138	USD 305,000	Citibank N.A.	12/14/18	(5,346)
EUR 2,613,224	USD 3,022,000	Citibank N.A.	12/14/18	(50,987)
USD 2,259,000	NOK 18,499,595	Citibank N.A.	12/14/18	60,150
USD 653,000	AUD 916,101	Citibank N.A.	12/14/18	3,960
USD 672,000	CAD 877,973	Citibank N.A.	12/14/18	4,497
USD 694,000	GBP 533,732	Citibank N.A.	12/14/18	10,325
USD 616,000	CZK 13,594,941	Citibank N.A.	01/11/19	17,722
SGD 763,827	USD 561,024	Citibank N.A.	01/11/19	(8,726)
USD 586,000	RUB 38,733,897	Citibank N.A.	01/11/19	2,979
USD 1,194,868	RON 4,724,867	Citibank N.A.	01/11/19	48,358
USD 384,778	PLN 1,398,744	Citibank N.A.	01/11/19	19,446
TRY 3,576,493	USD 586,000	Citibank N.A.	01/11/19	26,934
CHF 1,768,801	USD 1,785,000	Goldman Sachs International	12/14/18	(21,254)
NZD 521,671	USD 342,000	Goldman Sachs International	12/14/18	(1,429)
JPY 22,862,584	USD 205,000	Goldman Sachs International	12/14/18	(1,652)
USD 4,033,000	NOK 33,390,446	Goldman Sachs International	12/14/18	64,233
USD 1,451,000	AUD 2,047,365	Goldman Sachs International	12/14/18	481
AUD 5,066,252	USD 3,591,000	Goldman Sachs International	12/14/18	(1,655)
JPY 148,535,173	USD 1,318,000	Goldman Sachs International	12/14/18	4,158
USD 3,126,000	CHF 3,099,553	Goldman Sachs International	12/14/18	35,306
USD 1,270,000	NOK 10,311,946	Goldman Sachs International	12/14/18	44,329
USD 863,000	CHF 857,040	Goldman Sachs International	12/14/18	8,410
RUB 21,493,478	USD 322,646	Goldman Sachs International	01/11/19	873
ILS 3,175,275	USD 878,000	Goldman Sachs International	01/11/19	(19,536)
USD 117,000	KRW 131,372,246	Goldman Sachs International	01/11/19	1,631
USD 556,000	TRY 3,329,288	Goldman Sachs International	01/11/19	(14,568)
CZK 18,544,119	USD 860,916	Goldman Sachs International	01/11/19	(44,838)
ZAR 73,261	USD 5,076	Goldman Sachs International	01/11/19	(155)
BRL 6,271	USD 1,535	Goldman Sachs International	01/11/19	140
ILS 1,112,138	USD 314,289	Goldman Sachs International	01/11/19	(13,612)
HUF 42,276,070	USD 155,558	Goldman Sachs International	01/11/19	(7,107)
USD 288,260	CLP 191,659,619	Goldman Sachs International	01/11/19	12,598
RON 4,684,236	USD 1,157,000	Goldman Sachs International	01/11/19	(20,349)
USD 565	PHP 31,017	Goldman Sachs International	01/11/19	(13)
USD 23,000	IDR 355,097,000	Goldman Sachs International	01/11/19	(50)
USD 21,828	TRY 145,231	Goldman Sachs International	01/11/19	(3,061)
EUR 3,013,277	USD 3,468,000	HSBC Bank USA N.A.	12/14/18	(42,162)
KRW 3,461,991,779	USD 3,102,060	HSBC Bank USA N.A.	01/11/19	(61,801)
MXN 13,965,694	USD 729,418	HSBC Bank USA N.A.	01/11/19	(50,028)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF 12,970,966	USD 47,000	HSBC Bank USA N.A.	01/11/19	(1,453)
THB 24,229,878	USD 750,130	HSBC Bank USA N.A.	01/11/19	(17,286)
USD 23,000	PLN 84,990	HSBC Bank USA N.A.	01/11/19	802
USD 5,459,000	AUD 7,688,904	JPMorgan Chase Bank N.A.	12/14/18	11,556
CAD 311,221	USD 238,000	JPMorgan Chase Bank N.A.	12/14/18	(1,386)
NZD 1,641,565	USD 1,072,000	JPMorgan Chase Bank N.A.	12/14/18	(312)
AUD 3,063,003	USD 2,163,000	JPMorgan Chase Bank N.A.	12/14/18	7,080
JPY 232,900,792	USD 2,070,000	JPMorgan Chase Bank N.A.	12/14/18	1,502
USD 352,000	CAD 461,346	JPMorgan Chase Bank N.A.	12/14/18	1,249
CAD 1,704,711	USD 1,310,000	JPMorgan Chase Bank N.A.	12/14/18	(13,947)
CAD 1,105,536	USD 846,000	JPMorgan Chase Bank N.A.	12/14/18	(5,487)
CHF 400,220	USD 404,000	JPMorgan Chase Bank N.A.	12/14/18	(4,924)
EUR 1,673,613	USD 1,935,000	JPMorgan Chase Bank N.A.	12/14/18	(32,245)
USD 1,441,000	JPY 161,988,286	JPMorgan Chase Bank N.A.	12/14/18	219
USD 2,076,000	CAD 2,725,951	JPMorgan Chase Bank N.A.	12/14/18	3,522
CHF 6,789,745	USD 6,908,645	JPMorgan Chase Bank N.A.	12/14/18	(138,307)
EUR 1,558,045	USD 1,812,000	JPMorgan Chase Bank N.A.	12/14/18	(40,636)
USD 1,458,000	AUD 2,061,397	JPMorgan Chase Bank N.A.	12/14/18	(28,829)
GBP 4,109,328	USD 5,441,811	JPMorgan Chase Bank N.A.	12/14/18	(178,039)
EUR 36,183,765	USD 42,092,581	JPMorgan Chase Bank N.A.	12/14/18	(954,730)
JPY 3,629,463,605	USD 32,501,215	JPMorgan Chase Bank N.A.	12/14/18	(219,488)
CHF 2,291,120	USD 2,289,000	JPMorgan Chase Bank N.A.	12/14/18	(4,428)
GBP 212,497	USD 281,000	JPMorgan Chase Bank N.A.	12/14/18	(8,806)
USD 582,000	JPY 65,039,961	JPMorgan Chase Bank N.A.	12/14/18	3,512
USD 2,606,508	PEN 8,638,750	JPMorgan Chase Bank N.A.	01/11/19	51,344
RUB 36,556,794	USD 556,000	JPMorgan Chase Bank N.A.	01/11/19	(5,749)
USD 4,002,000	EUR 3,502,574	Morgan Stanley	12/14/18	19,873
USD 4,012,000	NOK 33,724,553	Morgan Stanley	12/14/18	3,522
USD 894,000	GBP 696,937	Morgan Stanley	12/14/18	1,271
USD 3,997,000	EUR 3,470,679	Morgan Stanley	12/14/18	51,134
NOK 33,309,164	USD 4,047,000	Morgan Stanley	12/14/18	(87,895)
GBP 1,526,756	USD 1,987,000	Morgan Stanley	12/14/18	(31,329)
USD 2,639,000	NZD 4,028,589	Morgan Stanley	12/14/18	8,953
SEK 10,602,557	USD 1,163,000	Morgan Stanley	12/14/18	258
AUD 5,224,714	USD 3,728,437	Morgan Stanley	12/14/18	(26,826)
USD 643,000	NZD 975,403	Morgan Stanley	12/14/18	6,213
USD 9,743,518	NOK 79,114,417	Morgan Stanley	12/14/18	340,032
CAD 897,757	USD 693,362	Morgan Stanley	12/14/18	(10,817)
USD 1,893,000	NZD 2,882,349	Morgan Stanley	12/14/18	11,271
USD 2,319,419	SEK 20,556,675	Morgan Stanley	12/14/18	64,046
USD 277,000	CHF 275,152	Morgan Stanley	12/14/18	2,634
HKD 312,256	USD 40,042	Morgan Stanley	01/11/19	(152)
				$(1,310,932)

At October 31, 2018, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	13	12/17/18	$1,191,367	$(1,839)
Australia 3-Year Bond	67	12/17/18	5,287,210	1,213
Canada 10-Year Bond	31	12/18/18	3,111,892	(56,418)
Euro-Bobl 5-Year	50	12/06/18	7,443,736	(711)
Euro-Buxl® 30-year German Government Bond	25	12/06/18	5,009,118	20,447
Euro-OAT	79	12/06/18	13,597,209	(12,804)
Euro-Schatz	130	12/06/18	16,487,615	8,541
Long Gilt	25	12/27/18	3,911,612	12,179
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long-Term Euro-BTP	62	12/06/18	8,542,038	(174,810)
Short Gilt	12	12/27/18	1,588,905	(2,758)
U.S. Treasury 2-Year Note	47	12/31/18	9,900,844	(22,416)
U.S. Treasury Long Bond	46	12/19/18	6,353,750	(309,149)
U.S. Treasury Ultra Long Bond	17	12/19/18	2,536,719	(188,551)
			$84,962,015	$(727,076)
Short Contracts:
Euro-Bund	(69)	12/06/18	(12,524,709)	8,766
Japan 10-Year Bond (TSE)	(5)	12/13/18	(6,674,791)	(17,976)
Japanese Government Bonds 10-Year Mini	(14)	12/12/18	(1,867,701)	(1,462)
U.S. Treasury 10-Year Note	(27)	12/19/18	(3,197,813)	23,713
U.S. Treasury 5-Year Note	(182)	12/31/18	(20,453,672)	194,631
U.S. Treasury Ultra 10-Year Note	(55)	12/19/18	(6,881,016)	176,069
			$(51,599,702)	$383,741

At October 31, 2018, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294%	Annual	02/10/23	EUR 5,700,000	$14,682	$15,796
Pay	6-month JPY-LIBOR	Semi-Annual	(0.105)	Semi-Annual	03/07/21	JPY 1,300,000,000	(43,334)	(45,217)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.199)	Semi-Annual	07/14/21	JPY 917,600,000	(57,102)	(62,456)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.020)	Semi-Annual	03/07/23	JPY 1,130,000,000	(54,583)	(53,106)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.166)	Semi-Annual	07/14/23	JPY 633,700,000	(74,257)	(78,881)
Pay	6-month JPY-LIBOR	Semi-Annual	0.754	Semi-Annual	05/21/24	JPY 3,232,000,000	971,666	946,100
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	02/24/25	JPY 1,844,721,303	398,385	362,056
Pay	6-month JPY-LIBOR	Semi-Annual	(0.092)	Semi-Annual	07/14/26	JPY 1,256,100,000	(272,636)	(283,454)
Pay	6-month JPY-LIBOR	Semi-Annual	0.387	Semi-Annual	03/02/31	JPY 14,900,000	(887)	(616)
Pay	6-month JPY-LIBOR	Semi-Annual	0.360	Semi-Annual	03/03/31	JPY 1,677,000,000	(148,987)	(117,747)
Pay	6-month JPY-LIBOR	Semi-Annual	0.471	Semi-Annual	07/04/32	JPY 473,650,000	(24,505)	(20,123)
Pay	6-month JPY-LIBOR	Semi-Annual	0.623	Semi-Annual	03/02/36	JPY 11,900,000	(569)	(272)
Pay	6-month JPY-LIBOR	Semi-Annual	0.585	Semi-Annual	03/03/36	JPY 1,341,000,000	(139,462)	(104,961)
Pay	6-month JPY-LIBOR	Semi-Annual	0.765	Semi-Annual	07/04/42	JPY 488,690,000	(91,703)	(83,000)
Pay	6-month JPY-LIBOR	Semi-Annual	1.289	Semi-Annual	02/04/45	JPY 1,754,000,000	1,534,062	1,501,576
Pay	3-month USD-LIBOR	Quarterly	3.048	Semi-Annual	10/30/20	USD 612,100,000	(318,977)	(318,978)
Pay	3-month USD-LIBOR	Quarterly	3.151	Semi-Annual	10/30/28	USD 54,300,000	(337,815)	(337,815)
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD 3,090,000	(274,290)	(273,891)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD 1,600,000	(211,248)	(211,026)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.129	Annual	02/16/46	EUR 1,300,000	129,436	122,746
Receive	6-month JPY-LIBOR	Semi-Annual	(0.030)	Semi-Annual	03/02/23	JPY 29,800,000	1,546	1,507
Receive	6-month JPY-LIBOR	Semi-Annual	(0.044)	Semi-Annual	03/03/23	JPY 4,344,000,000	248,670	242,134
Receive	6-month JPY-LIBOR	Semi-Annual	0.119	Semi-Annual	03/02/26	JPY 21,200,000	1,277	1,114
Receive	6-month JPY-LIBOR	Semi-Annual	0.103	Semi-Annual	03/03/26	JPY 2,381,000,000	168,040	149,115
Receive	6-month JPY-LIBOR	Semi-Annual	0.373	Semi-Annual	03/07/31	JPY 175,000,000	13,283	10,043
Receive	6-month JPY-LIBOR	Semi-Annual	0.484	Semi-Annual	07/05/32	JPY 1,273,200,000	45,450	33,856
Receive	6-month JPY-LIBOR	Semi-Annual	0.578	Semi-Annual	03/07/36	JPY 250,000,000	28,806	22,346
Receive	6-month JPY-LIBOR	Semi-Annual	0.178	Semi-Annual	07/14/36	JPY 467,900,000	349,967	357,421
Receive	6-month JPY-LIBOR	Semi-Annual	0.782	Semi-Annual	07/05/42	JPY 738,900,000	113,564	100,616
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month JPY-LIBOR	Semi-Annual	1.443	Semi-Annual	02/24/45	JPY 797,101,798	(964,425)	(936,616)
Receive	6-month JPY-LIBOR	Semi-Annual	0.233	Semi-Annual	07/14/46	JPY 294,600,000	455,791	468,223
Receive	6-month JPY-LIBOR	Semi-Annual	0.816	Semi-Annual	07/03/47	JPY 1,850,000	559	520
Receive	1-month USD-LIBOR	Monthly	1.720	Monthly	10/27/19	USD 11,090,000	110,624	110,032
Receive	1-month USD-LIBOR	Monthly	2.371	Monthly	03/05/20	USD 9,500,000	57,592	57,592
Receive	1-month USD-LIBOR	Monthly	2.798	Monthly	09/14/20	USD 6,000,000	13,099	13,099
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD 20,500,000	906,593	906,593
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD 18,400,000	708,777	707,259
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD 2,130,000	63,779	63,779
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD 2,360,000	42,477	42,477
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD 2,600,000	27,949	27,949
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD 1,140,000	(206)	(206)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD 3,420,000	210,625	210,256
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD 1,970,000	67,013	67,013
Receive	3-month USD-LIBOR	Quarterly	3.250	Semi-Annual	10/09/28	USD 106,087,000	(267,420)	(267,420)
Receive	3-month USD-LIBOR	Quarterly	3.198	Semi-Annual	10/16/28	USD 54,800,000	108,012	108,012
Receive	1-month USD-LIBOR	Quarterly	3.099	Semi-Annual	10/18/28	USD 1,600,000	2,008	2,008
Receive	3-month USD-LIBOR	Quarterly	3.237	Semi-Annual	10/25/28	USD 30,200,000	(36,553)	(36,553)
Receive	3-month USD-LIBOR	Quarterly	3.190	Semi-Annual	10/30/28	USD 121,800,000	317,321	317,321
Receive	3-month USD-LIBOR	Quarterly	3.166	Semi-Annual	10/31/28	USD 24,400,000	118,287	118,287
Receive	3-month USD-LIBOR	Quarterly	3.226	Semi-Annual	11/02/28	USD 42,600,000	(9,956)	(9,956)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD 1,270,000	115,227	115,227
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD 530,000	1,926	1,926
Receive	3-month USD-LIBOR	Quarterly	2.188	Semi-Annual	04/04/46	USD 3,000,000	642,151	642,151
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD 500,000	21,877	21,877
							$4,681,606	$4,625,733

At October 31, 2018, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay / Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.490%	3-month USD-LIBOR	11/05/18	USD 52,600,000	$71,010	$31
Put on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	3.400%	3-month USD-LIBOR	12/19/18	USD 52,600,000	118,350	155,720
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	3.450%	3-month USD-LIBOR	01/31/19	USD 52,600,000	226,180	226,180
Put on 10-Year Interest Rate Swap(1)	UBS AG	Pay	3.490%	3-month USD-LIBOR	11/05/18	USD 52,600,000	65,750	31
							$481,290	$381,962

At October 31, 2018, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Citibank N.A.	Pay	2.954%	3-month USD-LIBOR	11/13/18	USD 210,500,000	$2,189,200	$(12,569)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	3.050%	3-month USD-LIBOR	01/31/19	USD 52,600,000	241,960	(241,960)
Put on 10-Year Interest Rate Swap(2)	Citibank N.A.	Receive	2.954%	3-month USD-LIBOR	11/13/18	USD 210,500,000	2,189,200	(4,973,990)
							$4,620,360	$(5,228,519)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

At October 31, 2018, the following over-the-counter purchased interest rate floors were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Expiration Date	Notional Amount	Cost	Fair Value
Put Option – Max[-0.050% minus 10-Year Swap Rate minus 2-Year Swap Rate or 0.000%]	Citibank N.A.	0.000%	Receive	11/01/18	USD 1,052,650,000	$131,581	$—
						$131,581	$—

At October 31, 2018, the following over-the-counter written interest rate caps were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call OTC Option – Max[0, 10-Year Swap Rate minus 2-Year Swap Rate) – Exercise Rate]	Citibank N.A.	0.100%	Pay	11/01/18	USD 526,300,000	$128,943	$(131,575)
Call OTC Option – Max[0, 10-Year Swap Rate minus 2-Year Swap Rate) – Exercise Rate]	Citibank N.A.	0.100%	Pay	11/01/18	USD 526,300,000	126,312	(131,575)
						$255,255	$(263,150)

At October 31, 2018, the following over-the-counter forward premium swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(3)	Unrealized Appreciation/ (Depreciation)
Call on 5-Year Interest Rate Swap (Purchased)	Bank of America N.A.	0.000%	Receive	3-month USD-LIBOR	02/20/19	USD11,740,000	$(625,155)	$31,850
Call on 5-Year Interest Rate Swap (Purchased)	Barclays Bank PLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD16,679,000	(881,902)	51,070
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	02/13/19	USD11,740,000	(636,308)	21,064
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	03/06/19	USD11,740,000	(628,970)	28,320
Call on 5-Year Interest Rate Swap (Purchased)	Morgan Stanley Capital Services LLC	0.000%	Receive	3-month USD-LIBOR	04/25/19	USD 18,541,000	(986,381)	50,815
							$(3,758,716)	$183,119

(1)
Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective swaption contract.

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$381,962
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,185,471
Interest rate contracts	Unrealized appreciation on forward premium swaptions	183,119
Interest rate contracts	Net Assets — Unrealized appreciation**	445,559
Interest rate contracts	Net Assets — Unrealized appreciation***	7,868,027
Total Asset Derivatives		$10,064,138
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,496,403
Interest rate contracts	Net Assets — Unrealized depreciation**	788,894
Interest rate contracts	Net Assets — Unrealized depreciation***	3,242,294
Interest rate contracts	Written options, at fair value	5,491,669
Total Liability Derivatives		$12,019,260

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$86,690	$—	$86,690
Equity contracts	—	—	(84,237)	—	—	(84,237)
Foreign exchange contracts	246,400	(2,996,268)	—	—	132,825	(2,617,043)
Interest rate contracts	4,364,424		956,007	967,591	(1,598,931)	4,689,091
Total	$4,610,824	$(2,996,268)	$871,770	$1,054,281	$(1,466,106)	$2,074,501

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2018 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(148,366)	$—	$—	$—	$(148,366)
Interest rate contracts	(316,507)	—	(403,761)	1,330,682	(933,562)	(323,148)
Total	$(316,507)	$(148,366)	$(403,761)	$1,330,682	$(933,562)	$(471,514)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	UBS AG	Totals
Assets:
Purchased options	$—	$—	$—	$—	$31	$155,720	$—	$226,180	$—	$—	$31	$381,962
Forward premium swaptions	31,850	51,070	—	—	—	—	—	—	—	100,199	—	183,119
Forward foreign currency contracts	—	67,749	76,710	278,860	—	172,159	802	79,984	509,207	—	—	1,185,471
Total Assets	$31,850	$118,819	$76,710	$278,860	$31	$327,879	$802	$306,164	$509,207	$100,199	$31	$1,750,552
Liabilities:
Forward foreign currency contracts	$—	$210,987	$—	$169,075	$—	$149,279	$172,730	$1,637,313	$157,019	$—	$—	$2,496,403
Written options	—	—	—	5,249,709	—	—	—	241,960	—	—	—	5,491,669
Total Liabilities	$—	$210,987	$—	$5,418,784	$—	$149,279	$172,730	$1,879,273	$157,019	$—	$—	$7,988,072
Net OTC derivative instruments by counterparty, at fair value	$31,850	$(92,168)	$76,710	$(5,139,924)	$31	$178,600	$(171,928)	$(1,573,109)	$352,188	$100,199	$31	$(6,237,520)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$4,418,000	$—	$(178,600)		$1,230,000	$(70,000)	$(70,000)	$—	$5,329,400
Net Exposure(1)(2)	$31,850	$(92,168)	$76,710	$(721,924)	$31	$—	$(171,928)	$(343,109)	$282,188	$30,199	$31	$(908,120)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2018, the Fund had received $210,000 in cash collateral from Goldman Sachs International. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $218,288,433.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,928,092
Gross Unrealized Depreciation	(16,070,859)
Net Unrealized Depreciation	$(2,142,767)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK:99.3%
	Australia: 3.1%
46,752	Wesfarmers Ltd.	$1,548,320	0.6
563,570	Other Securities	5,946,816	2.5
		7,495,136	3.1
	Belgium: 0.6%
18,469	UCB S.A.	1,551,019	0.6
	Canada: 4.0%
19,073	Canadian Imperial Bank of Commerce - XTSE	1,647,020	0.7
252,795	Other Securities	8,175,982	3.3
		9,823,002	4.0
	China: 0.5%
12,394,500 (1)	Other Securities	1,102,522	0.5
	Denmark: 0.6%
36,065	Novo Nordisk A/S	1,557,523	0.6
	Finland: 0.4%
32,113	Other Securities	1,068,420	0.4
	France: 2.9%
238,609	Other Securities	7,058,598	2.9
	Germany: 3.3%
16,838 (2)	Covestro AG	1,085,857	0.4
213,330	Other Securities	7,016,755	2.9
		8,102,612	3.3
	Hong Kong: 1.1%
1,334,500	Other Securities	2,708,852	1.1
	Israel: 0.1%
46,049	Other Securities	265,243	0.1
	Japan: 8.5%
105,000	Astellas Pharma, Inc.	1,622,272	0.7
60,300	NTT DoCoMo, Inc.	1,495,370	0.6
9,800	Oracle Corp. Japan	663,352	0.3
554,496	Other Securities	16,811,248	6.9
		20,592,242	8.5
	Luxembourg: 0.2%
7,049	Other Securities	452,433	0.2
	Netherlands: 3.7%
71,994	Koninklijke Ahold Delhaize NV	1,647,971	0.7
38,608	NN Group NV	1,657,747	0.7
95,728	Royal Dutch Shell PLC - Class A	3,049,714	1.2
116,763	Other Securities	2,594,575	1.1
		8,950,007	3.7
	New Zealand: 0.3%
271,286	Other Securities	700,628	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Panama: 0.3%
10,927	Other Securities	$791,443	0.3
	Portugal: 0.1%
18,699	Other Securities	229,510	0.1
	Singapore: 1.0%
1,192,700	Other Securities	2,536,517	1.0
	Spain: 0.7%
85,403	Other Securities	1,779,682	0.7
	Sweden: 0.6%
26,885	Other Securities	1,369,487	0.6
	Switzerland: 2.7%
17,916	Nestle SA	1,512,525	0.6
10,019	Roche Holding AG	2,438,248	1.0
5,515	Zurich Insurance Group AG	1,712,305	0.7
6,575 (3)	Other Securities	913,824	0.4
		6,576,902	2.7
	United Kingdom: 4.7%
94,715	GlaxoSmithKline PLC	1,834,418	0.7
1,942,023 (3)	Other Securities	9,666,256	4.0
		11,500,674	4.7
	United States: 59.9%
24,284	AbbVie, Inc.	1,890,509	0.8
110,964	AES Corp.	1,617,855	0.7
38,929	Aflac, Inc.	1,676,672	0.7
29,112	Altria Group, Inc.	1,893,444	0.8
18,172	Amphenol Corp.	1,626,394	0.7
24,595	Apple, Inc.	5,382,862	2.2
77,628	AT&T, Inc.	2,381,627	1.0
107,279	Bank of America Corp.	2,950,173	1.2
5,288	Boeing Co.	1,876,500	0.8
34,033	Bristol-Myers Squibb Co.	1,720,028	0.7
20,757	Chevron Corp.	2,317,519	0.9
62,711	Cisco Systems, Inc.	2,869,028	1.2
15,431	Darden Restaurants, Inc.	1,644,173	0.7
19,205	Eli Lilly & Co.	2,082,590	0.8
26,408	Exxon Mobil Corp.	2,104,189	0.9
14,321	Home Depot, Inc.	2,518,777	1.0
13,668	Honeywell International, Inc.	1,979,400	0.8
5,038	Humana, Inc.	1,614,226	0.7
56,982	Intel Corp.	2,671,316	1.1
27,532	Johnson & Johnson	3,854,205	1.6
19,904	Kohl’s Corp.	1,507,330	0.6
5,718	Lockheed Martin Corp.	1,680,234	0.7
13,982	McDonald’s Corp.	2,473,416	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
24,325	Molson Coors Brewing Co.	$1,556,800	0.6
13,863	Motorola Solutions, Inc.	1,699,049	0.7
20,718	Omnicom Group	1,539,762	0.6
48,445	Oracle Corp.	2,366,054	1.0
18,994	PepsiCo, Inc.	2,134,546	0.9
68,135	Pfizer, Inc.	2,933,893	1.2
26,923	Philip Morris International, Inc.	2,371,109	1.0
15,196	Phillips 66	1,562,453	0.6
20,052	Texas Instruments, Inc.	1,861,427	0.8
16,762	Total System Services, Inc.	1,527,856	0.6
11,200	UnitedHealth Group, Inc.	2,927,120	1.2
17,310	Valero Energy Corp.	1,576,768	0.6
19,425	Waste Management, Inc.	1,737,955	0.7
42,963	Wells Fargo & Co.	2,286,920	0.9
1,976,350 (4)	Other Securities	65,752,454	26.9
		146,166,633	59.9
	Total Common Stock (Cost $252,241,440)	242,379,085	99.3
EXCHANGE-TRADED FUNDS: 0.5%
9,047	Other Securities	1,167,311	0.5
	Total Exchange-Traded Funds (Cost $1,243,643)	1,167,311	0.5
	Total Long-Term Investments (Cost $253,485,083)	243,546,396	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateral(5): 0.7%
554,124	Deutsche Bank AG, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $554,158, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.000%-7.500%, Market Value plus accrued interest $565,207, due 05/01/19-11/01/48)	554,124	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,000,061, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 11/29/18-09/09/49)	$1,000,000	0.4
		1,554,124	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
569,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070% (Cost $569,000)	569,000	0.2
	Total Short-Term Investments (Cost $2,123,124)	2,123,124	0.9
	Total Investments in Securities (Cost $255,608,207)	$245,669,520	100.7
	Liabilities in Excess of Other Assets	(1,700,328)	(0.7)
	Net Assets	$243,969,192	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains Level 3 securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2018 (continued)

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	15.9%
Information Technology	14.5
Health Care	13.0
Consumer Discretionary	10.9
Industrials	10.5
Consumer Staples	9.7
Sector Diversification	Percentage of Net Assets
Communication Services	8.2
Energy	5.0
Utilities	4.1
Real Estate	3.9
Materials	3.6
Exchange-Traded Funds	0.5
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,495,136	$—	$7,495,136
Belgium	—	1,551,019	—	1,551,019
Canada	9,823,002	—	—	9,823,002
China	—	1,102,522	—	1,102,522
Denmark	—	1,557,523	—	1,557,523
Finland	—	1,068,420	—	1,068,420
France	—	7,058,598	—	7,058,598
Germany	—	8,102,612	—	8,102,612
Hong Kong	—	2,708,852	—	2,708,852
Israel	—	265,243	—	265,243
Japan	—	20,592,242	—	20,592,242
Luxembourg	—	452,433	—	452,433
Netherlands	1,398,504	7,551,503	—	8,950,007
New Zealand	—	700,628	—	700,628
Panama	791,443	—	—	791,443
Portugal	—	229,510	—	229,510
Singapore	—	2,536,517	—	2,536,517
Spain	—	1,779,682	—	1,779,682
Sweden	—	1,369,487	—	1,369,487
Switzerland	—	6,576,902	—	6,576,902
United Kingdom	—	11,500,674	—	11,500,674
United States	146,166,633	—	—	146,166,633
Total Common Stock	158,179,582	84,199,503	—	242,379,085
Exchange-Traded Funds	1,167,311	—	—	1,167,311
Short-Term Investments	569,000	1,554,124	—	2,123,124
Total Investments, at fair value	$159,915,893	$85,753,627	$—	$245,669,520

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2018 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$22,536	$—	$22,536
Equity contracts	—	465,416	465,416
Total	$22,536	$465,416	$487,952

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(1,427)	$—	$(1,427)
Equity contracts	—	(197,578)	(197,578)
Total	$(1,427)	$(197,578)	$(199,005)

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $255,666,032.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,774,306
Gross Unrealized Depreciation	(22,781,828)
Net Unrealized Depreciation	$(10,007,522)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
237,487	Voya Corporate Leaders® 100 Fund - Class R6	$5,203,336	10.0
553,648	Voya Global Bond Fund - Class R6	5,193,221	10.0
325,785	Voya Global Real Estate Fund - Class R6	5,127,859	9.8
639,090	Voya GNMA Income Fund - Class I	5,183,018	10.0
674,186	Voya High Yield Bond Fund - Class R6	5,218,200	10.0
538,066	Voya Intermediate Bond Fund - Class R6	5,181,577	10.0
205,612 (1)	Voya MidCap Opportunities Fund - Class R6	5,243,097	10.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
493,106	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$5,266,368	10.1
544,847	Voya Multi-Manager International Factors Fund - Class I	5,214,187	10.0
325,770	Voya Small Company Fund - Class R6	5,186,266	10.0
	Total Mutual Funds (Cost $53,216,545)	52,017,129	100.0
	Liabilities in Excess of Other Assets	(23,458)	—
	Net Assets	$51,993,671	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Mutual Funds	$52,017,129	$—	$—	$52,017,129
Total Investments, at fair value	$52,017,129	$—	$—	$52,017,129

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$4,467,133	$1,735,977	$(869,141)	$(130,633)	$5,203,336	$83,590	$228,567	$66,549
Voya Global Bond Fund - Class R6	4,415,205	1,978,858	(894,036)	(306,806)	5,193,221	240,307	(14,365)	—
Voya Global Real Estate Fund - Class R6	4,437,062	2,416,359	(1,031,272)	(694,290)	5,127,859	123,820	(148,813)	585,415
Voya GNMA Income Fund - Class I	4,421,915	2,068,730	(1,171,513)	(136,114)	5,183,018	140,130	(59,789)	—
Voya High Yield Bond Fund - Class R6	4,446,244	2,057,704	(990,518)	(295,230)	5,218,200	295,214	23,426	—
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2018 (continued)

Issuer	Beginning Market Value at 10/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	4,432,427	2,045,377	(1,058,728)	(237,499)	5,181,577	170,709	(23,245)	—
Voya MidCap Opportunities Fund - Class R6	4,531,222	2,376,464	(1,200,127)	(464,462)	5,243,097	—	117,621	575,407
Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,608,665	2,722,528	(640,256)	(1,424,569)	5,266,368	65,350	312,814	—
Voya Multi-Manager International Factors Fund - Class I	4,528,247	2,192,809	(723,534)	(783,335)	5,214,187	138,394	64,988	133,057
Voya Small Company Fund - Class R6	4,451,617	2,382,339	(875,917)	(771,773)	5,186,266	14,481	67,684	485,428
	$44,739,737	$21,977,145	$(9,455,042)	$(5,244,711)	$52,017,129	$1,271,995	$568,888	$1,845,856

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $53,941,003.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$756,901
Gross Unrealized Depreciation	(2,680,775)
Net Unrealized Depreciation	$(1,923,874)

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Australia: 5.4%
495,519		Beach Energy Ltd.	$617,217	0.4
172,421		Whitehaven Coal Ltd.	595,590	0.3
3,536,317	(1)(2)	Other Securities	8,216,072	4.7
			9,428,879	5.4
		Austria: 0.6%
34,364 (1)		Other Securities	1,145,429	0.6
		Belgium: 1.4%
151,931 (3)		AGFA-Gevaert NV	678,318	0.4
62,692		Euronav NV	583,766	0.3
11,664 (2)		Other Securities	1,245,435	0.7
			2,507,519	1.4
		Bermuda: 0.2%
7,100		Other Securities	285,898	0.2
		Brazil: 0.3%
136,669 (2)		Other Securities	544,653	0.3
		Canada: 7.5%
47,523		Canfor Pulp Products, Inc.	794,908	0.5
7,607 (4)		Sleep Country Canada Holdings, Inc.	153,475	0.1
247,593 (3)		Tamarack Valley Energy Ltd.	667,671	0.4
36,939		Transcontinental, Inc.	608,050	0.3
18,388		West Fraser Timber Co., Ltd.	923,835	0.5
1,293,964	(1)(2)	Other Securities	9,949,406	5.7
			13,097,345	7.5
		China: 2.2%
5,981,755	(2)(5)	Other Securities	3,830,922	2.2
		Denmark: 0.8%
77,075 (2)		Other Securities	1,402,164	0.8
		Finland: 1.0%
132,206 (2)		Other Securities	1,731,677	1.0
		France: 5.9%
4,119 (3)		ID Logistics Group	695,139	0.4
23,395	(3)(4)	Maisons du Monde SA	586,482	0.3
5,271		Teleperformance	868,087	0.5
15,594 (3)		UbiSoft Entertainment	1,398,814	0.8
3,763	(3)(4)	Worldline SA/France	197,975	0.1
157,468	(1)(2)	Other Securities	6,651,772	3.8
			10,398,269	5.9
		Germany: 3.9%
7,260		Amadeus Fire AG	830,544	0.5
2,325 (4)		Aumann AG	114,350	0.1
5,005 (4)		Scout24 AG	207,423	0.1
242,499	(1)(2)	Other Securities	5,626,153	3.2
			6,778,470	3.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Greece: 0.0%
942		Other Securities	$22,299	0.0
		Hong Kong: 1.9%
475,171		Road King Infrastructure	735,523	0.4
11,832,724	(2)(5)	Other Securities	2,607,120	1.5
			3,342,643	1.9
		India: 0.2%
85,774	(2)(5)	Other Securities	344,364	0.2
		Indonesia: 0.0%
397,280 (2)		Other Securities	32,007	0.0
		Ireland: 0.6%
276,396	(1)(2)	Other Securities	1,017,311	0.6
		Israel: 1.9%
14,238 (3)		Mellanox Technologies Ltd.	1,205,816	0.7
446,892 (2)		Other Securities	2,185,656	1.2
			3,391,472	1.9
		Italy: 4.6%
67,144 (4)		Anima Holding SpA	280,767	0.2
77,159		Autogrill S.p.A.	758,589	0.4
8,852		DiaSorin SpA	839,635	0.5
30,473	(3)(4)	Gima TT SpA	296,480	0.2
51,464	(3)(4)	Infrastrutture Wireless Italiane SpA	357,879	0.2
59,707	(3)(4)(6)	OVS SpA	105,433	0.1
32,371		Salvatore Ferragamo Italia SpA	765,726	0.4
5,036	(3)(4)	Technogym SpA	54,994	0.0
666,505 (2)		Other Securities	4,591,815	2.6
			8,051,318	4.6
		Japan: 24.7%
19,419		Asahi Intecc Co. Ltd.	795,292	0.4
61,700		DMG Mori Co. Ltd.	890,219	0.5
22,000		IHI Corp.	804,814	0.5
21,300		Infocom Corp.	797,868	0.4
64,900		Kanematsu Corp.	833,311	0.5
14,013		Nippon Shinyaku Co., Ltd.	805,066	0.5
69,700		Sanwa Holdings Corp.	817,911	0.5
18,000		SCSK Corp.	762,760	0.4
85,700		Tokyo Steel Manufacturing Co., Ltd.	675,709	0.4
39,100		Toyo Tire & Rubber Co., Ltd.	652,248	0.4
43,200		Yuasa Trading Co., Ltd.	1,417,156	0.8
26,700		Zenkoku Hosho Co. Ltd.	967,994	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan (continued)
2,648,390	(1)(2)	Other Securities	$32,979,537	18.9
			43,199,885	24.7
		Liechtenstein: 0.1%
1,065 (2)		Other Securities	125,800	0.1
		Luxembourg: 0.2%
5,060		Other Securities	305,359	0.2
		Malaysia: 0.2%
1,518,174 (2)		Other Securities	447,422	0.2
		Mexico: 0.1%
170,330 (2)		Other Securities	118,168	0.1
		Netherlands: 1.9%
6,439 (4)		Euronext NV	396,205	0.2
8,795		IMCD NV	596,407	0.4
601,357	(1)(2)(5)	Other Securities	2,327,461	1.3
			3,320,073	1.9
		New Zealand: 0.3%
288,304 (2)		Other Securities	484,344	0.3
		Norway: 1.4%
49,916		Kongsberg Gruppen ASA	819,590	0.5
7,502		SpareBank 1 Nord Norge	59,941	0.0
59,056		SpareBank 1 SMN	601,858	0.4
293,425 (2)		Other Securities	923,139	0.5
			2,404,528	1.4
		Peru: 0.0%
235,748 (2)		Other Securities	18,307	0.0
		Philippines: 0.0%
9,200		Other Securities	727	0.0
		Poland: 0.1%
34,024 (2)		Other Securities	98,466	0.1
		Portugal: 0.1%
5,397		Other Securities	103,185	0.1
		Qatar: 0.3%
10,252		Other Securities	487,399	0.3
		Singapore: 1.2%
2,569,736 (2)		Other Securities	2,027,624	1.2
		South Africa: 0.5%
308,438		Other Securities	817,467	0.5
		South Korea: 2.8%
254,539 (2)		Other Securities	4,905,775	2.8
		Spain: 1.2%
64,825		Melia Hotels International SA	666,153	0.3
113,943	(3)(4)	Unicaja Banco SA	145,856	0.1
165,010 (2)		Other Securities	1,369,039	0.8
			2,181,048	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: 2.6%
31,576	(3)(4)	Ahlsell AB	$159,820	0.1
33,151 (4)		Dometic Group AB	231,523	0.1
31,433 (4)		Resurs Holding AB	208,228	0.1
649,522 (2)		Other Securities	3,920,254	2.3
			4,519,825	2.6
		Switzerland: 4.4%
6,025 (6)		Dufry Group	678,896	0.4
15,954		Logitech International SA	590,686	0.3
1,552		Swiss Life Holding AG	585,438	0.3
6,635		Tecan Group AG	1,496,775	0.9
1,359 (4)		VAT Group AG	136,365	0.1
8,942	(3)(4)	Wizz Air Holdings PLC	293,288	0.2
82,589 (1)		Other Securities	3,884,733	2.2
			7,666,181	4.4
		Taiwan: 0.8%
2,422,694 (2)		Other Securities	1,469,602	0.8
		Thailand: 1.0%
825,800		Thanachart Capital PCL	1,314,056	0.8
856,600		Other Securities	419,601	0.2
			1,733,657	1.0
		Turkey: 0.1%
437,141		Other Securities	105,104	0.1
		United Kingdom: 13.9%
41,951 (4)		Auto Trader Group PLC	219,209	0.1
257,632		B&M European Value Retail SA	1,370,926	0.8
103,528 (4)		ConvaTec Group PLC	213,990	0.1
74,699		Dart Group PLC	810,361	0.5
139,746		Drax Group PLC	715,809	0.4
387,911		Hays PLC	812,338	0.5
47,395		Hikma Pharmaceuticals PLC	1,149,564	0.7
70,762		Hunting PLC	607,165	0.3
170,284		Rentokil Initial PLC	686,693	0.4
107,192		Synthomer PLC	608,029	0.3
3,402,365	(1)(2)	Other Securities	17,155,145	9.8
			24,349,229	13.9
		United States: 0.8%
27,811		Orion Engineered Carbons SA	717,802	0.4
107,052 (2)		Other Securities	717,898	0.4
			1,435,700	0.8
		Total Common Stock (Cost $168,869,465)	169,677,514	97.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.4%
19,621	Vanguard FTSE Developed Markets ETF	$776,011	0.4
	Total Exchange- Traded Funds (Cost $813,466)	776,011	0.4
PREFERRED STOCK: 0.5%
	Brazil: 0.0%
2,158	Other Securities	31,191	0.0
	Germany: 0.5%
11,528 (6)	Draegerwerk AG & Co. KGaA	618,839	0.4
7,414	Other Securities	187,511	0.1
		806,350	0.5
	South Africa: 0.0%
776	Other Securities	36,926	0.0
	United Kingdom: 0.0%
361,228 (2)	Other Securities	462	0.0
	Total Preferred Stock (Cost $858,644)	874,929	0.5
	Total Long-Term Investments (Cost $170,541,575)	171,328,454	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateral(7): 1.9%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $1,000,060, collateralized by various U.S. Government Securities, 0.000%-3.750%, Market Value plus accrued interest $1,020,062, due 01/03/19-09/09/49)	1,000,000	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,000,061, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 11/25/18-09/20/68)	$1,000,000	0.6
271,053	Daiwa Capital Markets, Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $271,069, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $276,474, due 11/08/ 18-09/09/49)	271,053	0.1
1,000,000	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/18, 2.40%, due 11/01/18 (Repurchase Amount $1,000,066, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $1,020,000, due 02/29/20-09/09/49)	1,000,000	0.6
		3,271,053	1.9

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.5%
2,635,578 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $2,635,578)	$2,635,578	1.5
	Total Short-Term Investments (Cost $5,906,631)	5,906,631	3.4
	Total Investments in Securities (Cost $176,448,206)	$177,235,085	101.4
	Liabilities in Excess of Other Assets	(2,489,191)	(1.4)
	Net Assets	$174,745,894	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
The grouping contains Level 3 securities.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Industrials	25.7%
Consumer Discretionary	12.4
Health Care	11.4
Materials	10.7
Information Technology	9.9
Financials	8.8
Energy	5.5
Real Estate	5.5
Communication Services	3.4
Consumer Staples	2.9
Utilities	1.4
Exchange-Traded Funds	0.4
Short-Term Investments	3.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$38,374	$9,390,505	$—	$9,428,879
Austria	331,288	814,141	—	1,145,429
Belgium	30,653	2,476,866	—	2,507,519
Bermuda	285,898	—	—	285,898
Brazil	544,653	—	—	544,653
Canada	12,722,031	375,314	—	13,097,345
China	331,136	3,499,786	—	3,830,922
Denmark	15,403	1,386,761	—	1,402,164
Finland	48,348	1,683,329	—	1,731,677
France	1,951,555	8,446,714	—	10,398,269
Germany	543,573	6,234,897	—	6,778,470
Greece	22,299	—	—	22,299
Hong Kong	126,787	3,215,856	—	3,342,643
India	112,225	232,139	—	344,364
Indonesia	—	32,007	—	32,007
Ireland	502,178	515,133	—	1,017,311
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Israel	2,080,782	1,310,690	—	3,391,472
Italy	473,993	7,577,325	—	8,051,318
Japan	18,930	43,180,955	—	43,199,885
Liechtenstein	30,527	95,273	—	125,800
Luxembourg	30,535	274,824	—	305,359
Malaysia	80,583	366,839	—	447,422
Mexico	118,168	—	—	118,168
Netherlands	442,055	2,878,018	—	3,320,073
New Zealand	95,307	389,037	—	484,344
Norway	—	2,404,528	—	2,404,528
Peru	18,307	—	—	18,307
Philippines	727	—	—	727
Poland	24,322	74,144	—	98,466
Portugal	103,185	—	—	103,185
Qatar	487,399	—	—	487,399
Singapore	81,481	1,946,143	—	2,027,624
South Africa	511,643	305,824	—	817,467
South Korea	798,448	4,107,327	—	4,905,775
Spain	126,410	2,054,638	—	2,181,048
Sweden	897,506	3,622,319	—	4,519,825
Switzerland	240,563	7,425,618	—	7,666,181
Taiwan	26,104	1,443,498	—	1,469,602
Thailand	1,329,099	404,558	—	1,733,657
Turkey	—	105,104	—	105,104
United Kingdom	5,643,389	18,705,840	—	24,349,229
United States	1,435,700	—	—	1,435,700
Total Common Stock	32,701,564	136,975,950	—	169,677,514
Exchange-Traded Funds	776,011	—	—	776,011
Preferred Stock	199,214	675,715	—	874,929
Short-Term Investments	2,635,578	3,271,053	—	5,906,631
Total Investments, at fair value	$36,312,367	$140,922,718	$—	$177,235,085
Other Financial Instruments+
Forward Foreign Currency Contracts	—	325	—	325
Total Assets	$36,312,367	$140,923,043	$—	$177,235,410
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1)	$—	$(1)
Total Liabilities	$—	$(1)	$—	$(1)

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $21,858,548 and $4,393,350 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 37,747	JPY 4,233,504	BNP Paribas	11/01/18	$228
JPY 9,182,909	USD 81,287	The Bank of New York Mellon	11/02/18	97
JPY 11,199,644	USD 99,280	The Bank of New York Mellon	11/05/18	(1)
				$324

Currency Abbreviations
JPY − Japanese Yen
USD − United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$325
Total Asset Derivatives		$325
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1
Total Liability Derivatives		$1

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(16,913)
Total	$(16,913)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(347)
Total	$(347)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
	BNP Paribas	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$228	$97	$325
Total Assets	$228	$97	$325
Liabilities:
Forward foreign currency contracts	$—	$1	$1
Total Liabilities	$—	$1	$1
Net OTC derivative instruments by counterparty, at fair value	$228	$96	$324
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$228	$96	$324

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2018 (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $177,479,402.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$23,088,134
Gross Unrealized Depreciation	(22,957,536)
Net Unrealized Appreciation	$130,598

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 88.8%
	Communication Services: 10.1%
60,000 (1)	Mail.ru Group Ltd. GDR	$1,590,270	2.1
286,907	Mobile TeleSystems PJSC ADR	2,298,125	3.0
35,478	Sistema PJSFC GDR	81,883	0.1
124,000 (1)	Yandex NV	3,736,120	4.9
		7,706,398	10.1
	Consumer Staples: 3.9%
125,000	X5 Retail Group N.V. GDR	2,934,596	3.9
	Energy: 38.7%
610,000	Gazprom Neft JSC	3,566,694	4.7
110,000	Gazprom Neft PJSC ADR	3,264,829	4.3
1,561,000	Gazprom PJSC	3,677,569	4.8
136,000	Lukoil PJSC ADR	10,151,040	13.3
31,300	Novatek PJSC GDR	5,278,978	6.9
50,500	Tatneft PJSC ADR	3,558,230	4.7
		29,497,340	38.7
	Financials: 15.8%
270,000 (2)	Halyk Savings Bank of Kazakhstan JSC GDR	3,078,000	4.0
850,000 (1)	Moscow Exchange MICEX-RTS PJ	1,132,208	1.5
900,000	Sberbank of Russia PJSC	2,586,858	3.4
450,000	Sberbank PAO ADR	5,260,500	6.9
		12,057,566	15.8
	Industrials: 0.7%
50,000	Globaltrans Investment PLC GDR	490,000	0.7
	Information Technology: 5.1%
24,000 (1)	EPAM Systems, Inc.	2,867,280	3.8
25,000 (1)	Luxoft Holding, Inc.	1,030,750	1.3
		3,898,030	5.1
	Materials: 10.4%
300,000 (1)	Kinross Gold Corp.	779,369	1.0
218,000	MMC Norilsk Nickel PJSC ADR	3,607,900	4.8
270,000	PhosAgro OJSC GDR	3,528,013	4.6
		7,915,282	10.4
	Real Estate: 1.3%
420,000	Etalon Group PLC GDR	968,100	1.3
	Utilities: 2.8%
35,500,000	Inter RAO UES PJSC	2,147,825	2.8
	Total Common Stock (Cost $48,677,654)	67,615,137	88.8
PREFERRED STOCK: 7.1%
	Energy: 7.1%
2,500,000	Surgutneftegas	1,444,342	1.9
500,000	Tatneft	3,982,328	5.2
	Total Preferred Stock (Cost $3,124,977)	5,426,670	7.1

Shares	Value	Percentage of Net Assets
Total Long-Term Investments (Cost $51,802,631)	$73,041,807	95.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Securities Lending Collateral(3): 0.0%
25,047	National Bank Financial, Repurchase Agreement dated 10/31/18, 2.29%, due 11/01/18 (Repurchase Amount $25,049, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $25,548, due 12/31/18-09/09/49) (Cost $25,047)	25,047	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.0%
4,578,737 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $4,578,737)	4,578,737	6.0
	Total Short-Term Investments (Cost $4,603,784)	4,603,784	6.0
	Total Investments in Securities (Cost $56,406,415)	$77,645,591	101.9
	Liabilities in Excess of Other Assets	(1,480,133)	(1.9)
	Net Assets	$76,165,458	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$6,116,128	$1,590,270	$—	$7,706,398
Consumer Staples	—	2,934,596	—	2,934,596
Energy	13,709,270	15,788,070	—	29,497,340
Financials	8,338,500	3,719,066	—	12,057,566
Industrials	490,000	—	—	490,000
Information Technology	3,898,030	—	—	3,898,030
Materials	4,387,269	3,528,013	—	7,915,282
Real Estate	968,100	—	—	968,100
Utilities	—	2,147,825	—	2,147,825
Total Common Stock	37,907,297	29,707,840	—	67,615,137
Preferred Stock	—	5,426,670	—	5,426,670
Short-Term Investments	4,578,737	25,047	—	4,603,784
Total Investments, at fair value	$42,486,034	$35,159,557	$—	$77,645,591

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $3,370,200 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $55,225,375.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$24,322,896
Gross Unrealized Depreciation	(3,217,454)
Net Unrealized Appreciation	$21,105,442

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.2916
Class C	NII	$0.2078
Class I	NII	$0.3028
Class W	NII	$0.3016
Voya Global Bond Fund
Class A	NII	$0.1795
Class C	NII	$0.1031
Class I	NII	$0.2061
Class O	NII	$0.1702
Class P	NII	$0.2598
Class P3	NII	$0.0842
Class R	NII	$0.1537
Class R6	NII	$0.2094
Class W	NII	$0.1942
All Classes, except Class P3	ROC	$0.2406
Class P3	ROC	$0.1228
Voya Global Equity Fund
Class A	NII	$1.3513
Class C	NII	$0.8598
Fund Name	Type	Per Share Amount
Class I	NII	$1.5077
Class W	NII	$1.5004
Voya Global Perspectives® Fund
Class A	NII	$0.3714
Class C	NII	$0.2876
Class I	NII	$0.4023
Class R	NII	$0.3447
Class W	NII	$0.4012
All Classes	STCG	$0.0034
All Classes	LTCG	$0.0650
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.5620
Class C	NII	$0.0729
Class I	NII	$0.8597
Class O	NII	$0.6493
Class W	Nil	$0.7928
Voya Russia Fund
Class A	NII	$0.7986
Class I	NII	$0.8951
Class W	NII	$0.8619

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Equity	64.92%
Global Perspectives®	11.19%
For the year ended October 31, 2018, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Equity	100.00%
Global Perspectives®	23.76%
Multi-Manager International Small Cap	100.00%
Russia	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Global Perspectives®	$250,955

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Perspectives®	$18,283	$0.0039	10.48%
Multi-Manager International Small Cap	$383,813	$0.1239	81.06%
Russia	$372,626	$0.1454	99.74%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	150	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	150	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1018-122018)

Annual Report
October 31, 2018
Classes A, C, I, O, R, P3 and W
■
Voya Global Corporate Leaders® 100 Fund

■
Voya Global Equity Dividend Fund

■
Voya International High Dividend Low Volatility Fund
(formerly, Voya Global High Dividend Low Volatility Fund)

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

■
Voya Multi-Manager International Factors Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Keeping an Eye on the Path Forward
Dear Shareholder,
When historians look back at 2018, one of the key features of the year probably will be the return of volatility to the financial markets. Through almost three full quarters, markets continued to press forward, but in September and October investor sentiment shifted and both stocks and bonds retreated. In our view, there were numerous causes for this sentiment shift, including concerns over rising interest rates, decelerating earnings and uncertainty over potentially hawkish Federal Reserve monetary policy. We see it as indigestion from a combination of these worries, plus investors overreacting to modest changes in the late-cycle economic environment. Painful memories of the global financial crisis ten years ago may have exacerbated the move lower, in our opinion.
In our view, how this sentiment shift plays out will have implications for future return potential. We believe the sell-off was an overdone technical correction. Markets have repriced risk across the board, but we do not see material deterioration in the economic fundamentals. The job market is booming and consumer confidence is elevated. In our view, manufacturing continues to expand, corporate profits are still strong and business confidence is high. We expect that at some point, the rate of corporate earnings growth may revert to its long-term, historical average, but we do not believe that deceleration from its current lofty level should lead to a prolonged retreat of asset valuations.
Despite the drop in stock and bond prices, we think the U.S. economy remains strong enough to keep the Federal Reserve on course for its planned series of interest rate hikes into 2019. Commensurate with economic growth are rising interest rates, which in our opinion, are likely to create market volatility. Nonetheless, in light of economic strength, we believe markets will regain their composure and refocus on the positive fundamentals. We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2018

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first half of the fiscal year, the Index was up a slim 2.37%. The next five months saw the Index gain nearly 7%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, leaving the Index up just 2.06% for the fiscal year. (The Index returned 1.16% for the year ended October 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imported goods, covering more than 5,000 items, including day-to-day consumer goods, valued at some $200 billion. The tariffs would take effect one week later and the rate would increase to 25% at the beginning of 2019. The day after the announcement, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports to China. But investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, without breaking through. But as September ended, the 10-year Treasury yield, which had not been able to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of the rising Treasury yield which shook investors’ confidence: 2.88% to 3.23% in 22 days to October 5. If so, Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral” didn’t help. Commentators increasingly wrote about the fear that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending October at 0.28%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 2.05%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 3.02%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 0.98%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 7.35%, having given up a similar amount since the September 20 record close. The earnings per share of its constituent companies grew by about 25% year-over-year in both the first and second quarters, the most since 2010. Consumer discretionary was the top performer, up 15.16%. Materials was the weakest sector, down 9.35%, perhaps reflecting trade tensions on already fragile global growth.
In currencies, the dollar rose 2.93% against the euro, 4.13% against the pound and slipped 0.35% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets were shaken by the upsurge in volatility in early 2018 and again in October on the concerns described above. MSCI Japan® Index fell 4.22% for the fiscal year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 7.16%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. MSCI UK® Index slipped 0.91%. General weakness in banks and specific weakness in one heavily weighted consumer staples constituent, was mitigated by strength in energy as oil prices rose, and in the UK’s large pharmaceuticals names.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index*	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.

*
The S&P Global 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Global 100 Index.

3

Voya Global Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United States	63.6%
United Kingdom	8.1%
France	6.1%
Germany	5.5%
Japan	5.2%
Switzerland	4.0%
Spain	2.3%
Netherlands	2.2%
Australia	0.6%
South Korea	0.5%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.47% compared to the S&P Global 100 Index (the “Index”) and the MSCI All Country World IndexSM, which returned 3.85% and -0.52%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, due to a combination of sector allocation and security selection both of which are driven by the Fund’s portfolio construction rules described below. A significant underweight allocation to the information technology sector, combined with unfavorable portfolio holdings within the sector, had the largest negative impact on performance. An overweight to the industrials sectors also detracted value. At the security level, key detractors for the period were underweight positions in Apple Inc., Microsoft Corporation and Amazon.com, Inc. By contrast, portfolio holdings within the materials sector and a small overweight to the real estate sector contributed most favorably to returns. Key contributors were overweight positions in Twenty-First Century Fox, Inc. and Nike, Inc., and an underweight position in Samsung Electronics Co., Ltd. From a regional perspective, the greatest detraction
Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

Philip Morris International, Inc.	1.9%
American Tower Corp.	1.9%
McDonald’s Corp.	1.8%
Procter & Gamble Co.	1.8%
Walmart, Inc.	1.8%
Merck & Co., Inc.	1.8%
Coca-Cola Co.	1.8%
Ford Motor Co.	1.8%
Intel Corp.	1.8%
Johnson & Johnson	1.8%
Portfolio holdings are subject to change daily.
occurred from security selection in the United States, whereas the Fund benefited most from its exposure to Asia ex-Japan.
As of the end of the reporting period, the Fund’s largest sector overweights were to financials and industrials; the Fund’s largest underweight was to the information technology sector. Sector weightings are purely a function of the Fund’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. In constructing the Fund’s portfolio, the sub-adviser begins with the universe of all of the stocks in the Index and divides the universe into three regions (North America, Europe and Asia) keeping each region’s capitalization weight. Next, the sub-adviser equally weights the universe of Index securities in each region.
If the value of the securities of a particular company appreciates more than 50% relative to the Index during a given quarter, the sub-adviser will sell some of the securities of that company so that its weight in the Fund is similar to what its weight in the Fund was at the beginning of the quarter. If the value of the securities of a particular company falls more than 30% relative to the Index during a calendar quarter, these securities will be sold. The sub-adviser rebalances the Fund’s investment portfolio quarterly to realign the Fund’s holdings within each region back to equal capitalization weights.
Following an unusually long period of low volatility, equity markets have entered a new phase of more frequent and larger price movements. In our view, this phase will persist as financial conditions tighten and the U.S. Federal Reserve Board gradually raises interest rates. Nonetheless, we believe corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable. We continue to monitor changes occurring globally, actions at central banks and overall economic data.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Global Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	Since Inception of Classes A & I December 6, 2016
Including Sales Charge:
Class A(1)	-7.16%	6.27%
Class I	-1.24%	9.92%
Excluding Sales Charge:
Class A	-1.47%	9.63%
Class I	-1.24%	9.92%
S&P Global 100 Index	3.85%	14.23%
MSCI All Country World IndexSM	-0.52%	10.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Corporate Leaders® 100 Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United States	50.1%
France	11.1%
United Kingdom	7.3%
Japan	6.3%
Switzerland	5.8%
Netherlands	3.6%
Spain	2.1%
Canada	2.0%
Italy	1.5%
Ireland	1.3%
Countries between 0.7% – 1.2%^	3.1%
Assets in Excess of Other Liabilities*	5.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 3 countries, which each represents 0.7% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Pieter Schop and Bruno Springael, Portfolio Managers* of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.39%, compared to the MSCI World IndexSM, which returned 1.16% for the same period.
Portfolio Specifics: Our value-focused approach was negatively affected by the rise in market volatility in the first half of the period. Concerns about peak earnings and trade protectionism raised risk aversion and had an adverse impact on value stocks. The spread between growth and our preferred value investment style was 5% in favor of growth, though momentum was turning toward the end of the period.
The Fund underperformed its benchmark, the MSCI World IndexSM, mainly due to stock selection. Stock selection in the financial, industrial and consumer discretionary sectors detracted the most from performance. In the industrial sector, General Electric Company detracted the most from performance following a large write-down related to its legacy insurance business and problems with its power turbines. In addition, our underweight to the telecommunication sector detracted from performance.
Key contributors to performance were our stock selection and overweight positions to energy sector and an underweight to materials sector. In the materials sector, the phosphate and potash producer Mosaic Company contributed the most value, aided by higher fertilizer prices and strong demand. In the energy sector, ConocoPhillips Co. contributed the most to performance, aided by higher oil prices.
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Apple, Inc.	3.3%
Microsoft Corp.	2.8%
Cisco Systems, Inc.	2.4%
Walmart, Inc.	2.2%
Cie de Saint-Gobain	2.0%
Citigroup, Inc.	2.0%
Merck & Co., Inc.	1.9%
Roche Holding AG	1.8%
Pfizer, Inc.	1.8%
Mitsubishi UFJ Financial Group, Inc.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
We took advantage of market volatility during the period to reduce our technology underweight position in the Fund. We started with a position in Oracle Co. and added to Apple Inc., Microsoft Corp. and Intel Co. Expectations surrounding Oracle are low, but the company is still very early in the transition of its customers to the cloud. We believe the market underappreciates the opportunity from Apple’s services business, as investors are overly focused on the iPhone cycle. We believe Microsoft has meaningful growth potential from public cloud adoption.
In the consumer staples sector, we sold out of J Sainsbury plc due to an increasingly challenging UK consumer environment. We also exited Casino Guichard-Perrachon and started new positions in Nestlé S.A. and Unilever. We believe Nestlé’s profitability may improve as management continues to upgrade the company’s business portfolio. We believe Nestlé’s dividend has more growth potential than the rest of the sector. Unilever has an increasing tilt toward consumer health, where there is more pricing power; we believe our position in Unilever enhances the defensive characteristics of the Fund.
We removed Daimler AG and started a position in Continental AG, a diversified tire and auto equipment franchise with a strong balance sheet. The stock has been weak because, in our opinion, investors think the company’s plans for structural change are too limited (only spinning off part of its powertrain business, no rubber spin-off). We exited Hanesbrands Inc. after disappointing results and used the proceeds to start a position in cruise operator Carnival Corp. We believe Carnival may benefit from favorable demographics, change in spending patterns and a good economic backdrop.
In the financial sector, we replaced Deutsche Bank AG, Credit Suisse Group AG and Zurich Insurance Group Ltd. with UBS Group AG and Prudential plc (“Prudential”). Within the diversified segment, we prefer the more prudent and more profitable UBS to Deutsche Bank and Credit Suisse. UBS has shown particular strength in wealth management in Asia, an important growth area. We also like Prudential for its positioning in Asia.
We exited our position in TransCanada Corp. due to environmental, social and governance considerations and used the proceeds to add to our existing position in Schlumberger Ltd., which we believe has earnings power potential at current oil price levels. Schlumberger’s business is made up of late cycle and large integrated oil companies that are about to incorporate higher oil prices into their capital expenditure budgets. We believe the company also has an attractive dividend yield.

6

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

We sold out of Rio Tinto Group, which performed well on the back of a strong iron price. In our view, the mining firm is a quality play with strong capital discipline. However, we are concerned the market is overlooking the impact from increasing capital expenditure trends across the industry and a potential slowdown in China.
In the telecommunications sector, we exited CenturyLink, Inc., as we no longer can be sure that synergies from its latest acquisition will be sufficient to offset ongoing deterioration in its operating metrics. Some of the proceeds from the sale were used to increase our position in Vodafone Group plc, after earnings results confirmed steady improvement across all regions.
In the healthcare sector, we exited Abbvie and Novartis International AG on valuation grounds, preferring to raise our existing exposure to F. Hoffmann-La Roche AG and Bristol-Myers Squibb Co. We also reduced Eli Lilly and Co. and added to Merck & Company, Inc. We believe Merck is better positioned in lung cancer treatment, while Eli Lilly is facing challenges to its diabetes franchise and risks from biosimilars.
Current Strategy and Outlook: In our opinion, the outcome of the U.S. mid-term elections was not surprising, according to the polls. The Democrats regained the majority in the House of Representatives while the Republicans maintained their majority in the Senate. In our view, this could mean policy gridlock going forward. We believe the election results are unlikely to change the course of the U.S.-China trade conflict, which continues to weigh on market sentiment. In our view, more news on China’s stimulus in response to tariffs and the impact of previous measures becoming visible in Chinese macro data could be supportive for equities. In the case of Europe, we believe a compromise between Italy and Europe could act as a catalyst, as would a Brexit deal.
While third quarter corporate earnings have generally not been as good as previous quarters, we do not see enough evidence in the figures to justify the extent of the recent sell-off. Companies are facing headwinds in the form of cost inflation and margin pressure, but in our view, we do not see real signs of a strong slowdown yet. That said, in this environment, we believe expensive valuations look vulnerable, which could be positive for value stocks in the near term.

*
Effective October 1, 2018, Pieter Schop was added as portfolio manager of the Fund and Moudy El Khodr was removed as a portfolio manager of the Fund. Effective November 1, 2018, Nicolas Simar was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-8.01%	2.44%	6.48%
Class C(2)	-4.03%	2.89%	6.33%
Class I	-2.15%	3.91%	7.47%
Class O	-2.47%	3.63%	7.11%
Class W	-2.13%	3.92%	7.41%
Excluding Sales Charge:
Class A	-2.39%	3.66%	7.12%
Class C	-3.07%	2.89%	6.33%
Class I	-2.15%	3.91%	7.47%
Class O	-2.47%	3.63%	7.11%
Class W	-2.13%	3.92%	7.41%
MSCI World IndexSM	1.16%	6.81%	10.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

8

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

Japan	23.6%
United Kingdom	14.2%
Switzerland	9.9%
France	7.9%
Netherlands	7.7%
Germany	6.6%
Australia	6.0%
Hong Kong	4.5%
Spain	2.5%
Finland	2.5%
Countries between 0.1% – 2.5%^	12.2%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 14 countries, which each represents 0.1% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the ‘‘Fund’’)* seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers**, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -6.95% compared to the MSCI EAFE® Index (the “Index” or “MSCI EAFE®”) and the MSCI World IndexSM (the “MSCI World”), which returned -6.85% and 1.16%, respectively, for the same period.
Portfolio Specifics*: For the reporting period, the Fund underperformed its benchmark, the MSCI EAFE® Index net of fees and expenses but outperformed gross of those fees. Effective May 1, 2018, the Fund migrated to the Voya International High Dividend Low Volatility Fund. As a result, the Fund’s investment universe changed from developed world stocks to shares of companies across developed markets, including countries in Europe, Australasia, and the Far East, while excluding companies in the U.S. and Canada. Accordingly, its performance benchmark changed to the MSCI EAFE® Index.
November 1, 2017 — April 30, 2018: For the six-month period, the Fund underperformed the MSCI World IndexSM, due to a combination of unfavorable security selection and negative allocation effects. On the regional level, portfolio holdings within Europe made the greatest contribution while holdings in Japan detracted the most value. On the sector level, stock selection within the healthcare and telecommunications sectors had the largest negative impact on performance. By contrast, stock selection within the industrials sector had the largest positive impact on returns. At the individual stock level, not owning benchmark stock, Amazon.com, Inc., and overweight positions in Colony NorthStar, Inc. and Takeda Pharmaceutical Co. Ltd, detracted from performance. By contrast, overweight positions in Royal Mail plc, Kohl’s Corporation and Valero Energy Corporation contributed to returns.
May 2, 2018 — October 31, 2018: Under the Fund’s new investment strategy, the Fund outperformed its benchmark, the MSCI EAFE® Index. In terms of the Fund’s performance, low beta significantly outperformed, dividend yield slightly outperformed, and our stock ranking model was less effective than we hoped. Additionally, the Fund’s exposures to stock specific risk and countries detracted value, however, exposures to industries was additive for the period. On the regional level, while positive contribution was generated across the board, the strongest contribution came from Europe (ex-UK),
Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

Royal Dutch Shell PLC – Class A	2.6%
Nestle SA	2.2%
iShares MSCI EAFE ETF	2.2%
Roche Holding AG	1.9%
Unilever NV	1.7%
Total SA	1.6%
Novartis AG	1.6%
GlaxoSmithKline PLC	1.4%
Sanofi	1.3%
Novo Nordisk A/S	1.1%
Portfolio holdings are subject to change daily.
notably Switzerland and the Netherlands, and Japan. On the sector level, portfolio holdings within the consumer staples and materials sectors had the largest positive impact on performance. On an individual stock level basis, key contributors can be found in the health care sector, including an underweight position in Bayer AG from Germany and overweight positions in Sanofi and Roche Holding Ltd Genusssch, respectively from France and Switzerland. By contrast, stock selection within the consumer discretionary and industrials sectors had the largest negative impact on returns. Key detractors for the period include overweight positions in industrials company Royal Mail plc from the UK, Danish jeweler Pandora A/S, and Intesa Sanpaolo S.p.A., an Italian banking group.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the benchmark. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is optimized in seeking to achieve its dividend, alpha and volatility objectives.
Following an unusually long period of low volatility, equity markets have entered a new phase of more frequent and larger price movements. We expect this phase will persist as financial conditions tighten and the U.S. Federal Reserve Board gradually raises interest rates. Nonetheless, we believe corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable. We continue to monitor changes occurring globally, actions at central banks and overall economic data.

*
On March 15, 2018, the Fund’s Board of Trustees approved changes with respect to the Fund’s name, principal investment strategies and primary benchmark. Effective May 1, 2018, the Fund’s name changed from “Voya Global High Divided Low Volatility Fund” to “Voya International High Dividend Low Volatility Fund.” Also, effective May 1, 2018, the Fund changed its primary benchmark from the MSCI World IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund now invests. In addition, beginning May 1, 2018, through the close of business on May 2, 2018, the Fund was in a “transition period” and may have held a large portion of the Fund’s assets in temporary investments.

**
Effective June 30, 2018, James Ying was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	Since Inception of Classes A & I December 6, 2016
Including Sales Charge:
Class A(1)	-12.33%	1.59%
Class I	-6.80%	5.04%
Excluding Sales Charge:
Class A	-6.95%	4.80%
Class I	-6.80%	5.04%
MSCI EAFE® Index	-6.85%	7.95%
MSCI World IndexSM	1.16%	10.70%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

Effective May 1, 2018, the Fund changed its primary benchmark from the MSCI World IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

10

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

China	30.5%
South Korea	13.2%
Brazil	9.1%
Taiwan	8.4%
India	6.8%
Russia	5.3%
South Africa	3.2%
Mexico	3.0%
Thailand	2.4%
Turkey	2.0%
Countries between 0.0% – 1.7%^	12.1%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 21 countries, which each represents 0.0% – 1.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management, Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Anuj Arora and Joyce Weng, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.*
Performance: For the year ended October 31, 2018, the Fund’s Class A shares provided a total return of  -18.31%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned -12.52% for the same period.
Portfolio Specifics: Delaware Sleeve —  The Sleeve underperformed the MSCI EM IndexSM by approximately 383 basis points (-3.83%) for the year ended October 31, 2018. Overall, stock selection was unfavorable during the period.
The Sleeve underperformed the MSCI EM IndexSM by approximately 383 basis points (-3.83%) for the year ended October 31, 2018. Overall, stock selection was unfavorable during the period.Korea contributed to performance as shares of telecom operators, SK Telecom and LG Uplus, rose. We remain optimistic about these companies’ long-term growth opportunities in 5G.
Our overweight allocation and favorable stock selection in Brazil contributed to relative performance. B2W was the largest contributor due to optimism toward the company’s shift in sales strategy and evidence of margin expansion.
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Tencent Holdings Ltd.	4.7%
Alibaba Group Holding Ltd. ADR	4.6%
Ping An Insurance Group Co. of China Ltd. – H Shares	3.1%
Reliance Industries Ltd.	1.8%
Samsung Electronics Co., Ltd.	1.8%
Samsung Electronics Co., Ltd. GDR	1.6%
Samsung Electronics Co., Ltd.	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.5%
Naspers Ltd.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
India contributed to performance due to favorable stock selection. Reliance Industries was the overwhelming driver of performance as the company reported strong financial results driven by both its refining and petrochemicals business in addition to its telecom business. Furthermore, the company is increasingly focused on strengthening its media and retail businesses.
On the negative side, China detracted the most from performance due to unfavorable stock selection. We believe concerns about slower economic growth, exacerbated by rising trade tensions, weighed on advertising-driven stocks such as SINA and Weibo and tightening government regulations in the gaming sector adversely affected sentiment toward stocks such as Sohu.com.
Stock selection in Taiwan also detracted from relative performance as shares of MediaTek declined. Additionally, the Sleeve’s overweight allocation to Argentina and Turkey detracted from performance as currencies came under pressure due to greater reliance on external funding, higher inflation, and rising U.S. interest rates.
On a sector basis, consumer discretionary, led by B2W, was the largest contributor to performance. Technology, led by SINA and Sohu.com, was the largest detractor from relative performance.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 468 basis points (-4.68%) for the year ended October 31, 2018. Stock selection detracted from returns while country allocation contributed.
The Sleeve’s overweight to Turkey weighed on relative returns during the period, as the market fell 46.5% (in USD terms). Policy missteps in the face of deteriorating macro fundamentals led to fears of an external funding crisis for the market. Given that the Turkish lira and a number of Turkish stocks were highlighted by our process as unusually attractive, we went into the worst months of Turkey’s decline with an overweight position. Our risk controls led us to reduce Turkish exposure in the third quarter, given the asymmetry that developed between opportunity and risk. We will revisit that market when we no longer see real risk of a full-blown crisis.

11

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Stock selection in the Taiwanese technology sector also proved to be a drag on relative returns, most notably, led by our exposure to Global Wafers, a semiconductor ingots and wafer, research, design and development company. The company has been hurt by slower than expected demand on the back of softer global growth.
On the positive side, a zero weight in Steinhoff International, a furniture and clothing retailer in South Africa, boosted returns, as its share price fell dramatically in December on the back of investigations into accounting irregularities and the resignation of the CEO.
The Sleeve’s overweight exposure to Brazil was the largest contributor to performance. An improvement in the political mood towards the end of the period drove positive equity performance
Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 908 basis points (-9.08%) for the year ended October 31, 2018. It has been a year of extreme emotions as euphoria at the beginning of 2018 quickly turned into panic by summer. Macro related issues and policy disputes eroded investors’ optimism triggering steep market selloffs across the emerging markets especially in China. The U.S. dollar and dollar liquidity, escalation of the trade war between the U.S. and China, and a perceived slowdown in the Chinese economy were among the key factors affecting markets negatively. As a result, both size and growth factors suffered over the past year as investors reduced risk in favor of safer emerging markets spots. The energy sector performed best in 2018 driven by higher oil prices, whereas, consumer discretionary and information technology lagged. In addition to Argentina and Turkey, China was a notable loser. Russia and Brazil were among the top performers. The Sleeve’s focus on structural growth means low/no weighting in the energy sector, persistent large exposures in consumer discretionary, information technology, and growth and size factors, all of which hurt the Sleeve’s relative performance over the past year. In terms of Sleeve attribution, Spain (CIE Automotive, an emerging markets-focused company) and South Korea helped performance, while Brazil and China detracted. The Sleeve’s exposures in consumer staples and real estate sectors helped relative performance, while exposures in information technology and heath care detracted. Tal Education Group, AIA Group and Itau Unibanco Holding performed best over the past year while Tencent Holdings, Alibaba Group and Samsung Electronics performed worst.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value.
JPMorgan Sleeve —  Emerging market stocks have had a difficult time sustaining rallies in 2018, as trade disputes, growth concerns, rising U.S. rates and a dollar bounce led to a new wave of risk aversion and introduced headwinds to the earnings story outside the U.S. With most of the year now behind us, we believe emerging markets earnings look likely to finish 2018 close to flat in dollar terms, a long way from the double-digit growth expectations observed at the start of the year. Most of this drop is dollar-related, as emerging markets earnings growth in local currency terms remain healthy, raising the importance of one's dollar view in evaluating the growth investors might expect next year. Finally, we believe the deluge of negative headlines over the past six months has left markets as much at risk of upside surprises as the downside surprises so many investors fear. While in our view emerging markets valuations are not at levels that suggest capitulation, they are quite attractive relative to history, at roughly 1.5 times book value today. Such valuations also look attractive relative to the growth we see, with the consensus of analysts still expecting earnings to grow 12% in dollar terms over the next 12 months, in our opinion. Granted, those estimates could still be revised downward, but we believe we must recognize that such growth expectations are usually accompanied by higher valuations.
Van Eck Sleeve —  Despite the noise, we continue to believe that the real story in emerging markets remains secular growth. We have seen the story unfold many times over the years. We continue to focus on structural growth companies with long-term potential, driven by demographics, consumer, and urbanization among others. Over the past few months, we have increased our efforts to liaise with our companies to ensure business is not impacted by the current macro environment. We believe positioning in emerging markets is light and valuations are cheap on a relative basis and compared to developed markets.

*
Effective March 1, 2018, George Iwanicki was removed as a portfolio manager to the Sleeve managed by JPMorgan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
12

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-22.99%	-2.17%	1.18%	—
Class C(2)	-19.78%	-1.76%	1.26%	—
Class I	-18.06%	-0.65%	2.38%	—
Class P3	—	—	—	-17.14%
Class R	-18.51%	-1.25%	1.78%	—
Class W	-18.10%	-0.74%	2.29%	—
Excluding Sales Charge:
Class A	-18.31%	-1.00%	2.03%	—
Class C	-18.97%	-1.76%	1.26%	—
Class I	-18.06%	-0.65%	2.38%	—
Class P3	—	—	—	-17.14%
Class R	-18.51%	-1.25%	1.78%	—
Class W	-18.10%	-0.74%	2.29%	—
MSCI EM IndexSM	-12.52%	0.78%	3.16%	-14.20%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.
The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

13

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United Kingdom	15.5%
Japan	12.6%
France	8.5%
Switzerland	6.7%
Germany	5.6%
Netherlands	4.9%
China	4.6%
Canada	4.1%
Sweden	3.5%
South Korea	3.2%
Countries between 0.2% – 2.4%^	22.9%
Assets in Excess of Other Liabilities*	7.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.2% – 2.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, and Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford*; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.*
Performance: For the year ended October 31, 2018, the Fund’s Class I shares provided a total return of  -8.83% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -6.85% and -8.24%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 406 basis points (-4.06%) for the year ended October 31, 2018. Stock selection among retailers and industrials detracted heavily. Our bottom-up investment process saw few opportunities in the energy sector, which however, proved to be the benchmark’s top performer. The notable detractors from performance were Suruga Bank and Capita. Suruga Bank is a bank based in Japan. In mid-2018, allegations surfaced of malpractice in the bank’s lending. As more information became available it was clear that this malpractice was widespread and undermined the case for investing in Suruga Bank. The holding was sold in its entirety. The British outsourcing company Capita was also sold during the period. Capita encountered a series of operational difficulties, made worse by changes to its management structure. Following a review of the investment case and conversations with management, it was concluded that the issues facing the company were considerable, and that they would be very challenging to remedy, in our view.
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Novartis AG	2.5%
Royal Dutch Shell PLC – Class A	1.5%
British American Tobacco PLC	1.2%
Nestle SA	1.2%
Safran S.A.	1.2%
Sumitomo Mitsui Financial Group, Inc.	1.1%
Samsung Electronics Co., Ltd.	1.0%
Cie Generale des Etablissements Michelin SCA	1.0%
Canadian National Railway Co. – CNR	1.0%
Compass Group PLC	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The main contributors were Shiseido, the Japanese cosmetics manufacturer, and Hargreaves Lansdown, the UK online investment platform. Shiseido has focused its efforts on Chinese consumers, as well as the travel retail market, where the company had not historically sold its products. It has also rationalized its line-up of brands, allowing for operational efficiencies, and thereby increasing margins. We believe Hargreaves Lansdown is the dominant player in the market for individual investors in the UK, and has been able to solidify its presence in the defined contribution market through a strong brand, and ease of use for its customers.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 2 basis points (-0.02%) for the year ended October 31, 2018. In the consumer discretionary sector, our top performer, shares of Japanese discount retailer Don Quijote performed well. In October, the company rose almost 20% after announcing a significant transaction with Family Mart. Stock selection and a lower-than-benchmark weight in the financials sector helped relative returns. Aon, a UK based global insurance broker, rose 10%. Our thesis of accelerating organic growth, improving margins and free-cash-flow conversion due to their innovation and scale, continues to play out. Stock selection in health care helped returns. Shares of UK based specialty pharmaceutical company Shire continued to perform well as a result of the proposed acquisition from Takeda Pharmaceuticals. In contrast, the Sleeve’s holdings in emerging markets hurt relative returns. Turkcell, the largest mobile and fixed line data provider in Turkey, declined over 50% during the period. We exited our position due to macroeconomic challenges continuing to negatively impact the stock. Cielo, a leading credit card acquirer in Brazil, was hurt by macro headwinds affecting the Brazilian equity market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the real amidst U.S. dollar strength and the general emerging markets equity selloff. Lastly, the Sleeve’s lower-than-benchmark weight in Japan hurt relative returns. However, positive stock selection within Japan significantly contributed to performance and exceeded the negative attribution from out underweight position in the country.
Polaris Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 163 basis points (1.63%) for the year ended October 31, 2018. The Sleeve outperformed on the back of positive country contributions from Australia, Canada, Puerto Rico, India and Israel. Notable country detractors were Germany, France and South Korea. Our defensive sectors performed best, with health care, energy, utilities and consumer staples posting absolute gains. Cyclical sectors, including consumer discretionary, industrials and materials, declined.

14

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

In health care, Teva Pharmaceutical gained as it continued its restructuring and debt reduction. The company reaffirmed the long-term safety of its blockbuster branded drug, Copaxone, and expects its new migraine therapy to undergo FDA review in 2018. Energy was boosted by WorleyParsons and Sasol Ltd. In utilities, Kansai Electric Power Co. benefited from cold weather-related electricity demand. We believe investors were pleased to see Puerto-Rican bank, Popular Inc., flush with cash in a post-hurricane rebuild, as the company initiated a $125 million stock buyback plan and completed the purchase of Wells Fargo’s auto-finance business in Puerto Rico. Methanex, the market leader and a low-cost producer of methanol, noted strong revenue as demand from olefin makers and clean fuel suppliers outstripped supply. Indian IT consulting company, Infosys, continued its turnaround by posting stable earnings, increasing employee utilization and lowering attrition rates.
The Sleeve was overweight and underperformed in the consumer discretionary sector, with losses attributable to Michelin, British homebuilders, and South Korean auto manufacturers. Four of the 10 worst-performing individual stocks came from the materials sector, including Imerys SA, BASF SE, Solvay SA and LANXESS AG. Shares of U.K.-based financial institution, Standard Chartered, declined as it faced increased costs related to technology investment and compliance, as well as potential fines due to prior Iran sanction breaches.
Wellington Sleeve — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 387 basis points (-3.87%) for the year ended October 31, 2018. Security selection was the primary driver of relative underperformance for the period. Sector allocation effects, resulting from our bottom-up stock selection process, also detracted from relative performance during the period.
Weak security selection within the information technology and energy sectors detracted most, but performance was partially offset by stronger selection within the industrials sector. From a sector allocation perspective, the Sleeve’s underweight allocation to the energy sector along with an overweight to consumer discretionary detracted most from returns. The Sleeve moved from a relative overweight to an underweight in the financials sector over the course of the period which aided returns.
The top individual detractors from relative performance during the period included Switzerland-based ams AG, a manufacturer of high-performance analog semiconductors and advanced sensors, France-based Valeo, a global automotive supplier, and Tencent, a leading China-based internet media company. Top contributors to relative performance during the period included Safran, a France-based aircraft engine maker, Nestle, a Switzerland-based food and drink company, and industrial freight company Canadian National Railway.
Current Strategy and Outlook: Baillie Gifford Sleeve — The last twelve months have been quite eventful in economic and political terms, with markets also looking volatile over the past month. That said, our focus remains on finding quality companies that we feel can grow over meaningful time periods of at least five years. We try not to be unnecessarily swayed by short-term news, but rather focus on continuing to find interesting ideas for the Sleeve. We believe that exciting opportunities will continue to be available, and that our bottom-up approach will continue to serve investors well over the long term.
Lazard Sleeve — In our view, economic data from the U.S. remains strong, buoyed by corporate tax cuts and strong business confidence. We believe this is driving up inflationary expectations, interest rates and the U.S. dollar while driving down unemployment. U.S. monetary conditions are putting pressure on the rest-of-the-world, especially traditionally vulnerable emerging markets like Turkey. In our view, trade-war rhetoric is hurting global-trade sentiment, including in China, which was already starting to slow, and in Europe, which is again facing political uncertainty. We believe rising costs may pressure margins, while rising rates are generically concerning given the amount of debt that has piled up on some balance sheets since the financial crisis.
Polaris Sleeve — U.S. stocks continue to perform well relative to the rest of the world. Germany’s domestic demand and above-inflation pay raises are bolstering growth. House buying remained firm, along with retail sales and service in the U.K. although not all signals are positive. In our view, BREXIT-related uncertainty may drag on business investment in the U.K. in coming quarters. Asian economies are wary, as the U.S.-China tariff salvos continue. We believe these concerns have led to recent global market volatility, which pushed some of our watch-list companies down to our price targets. We have renewed our research on these and other companies with the intent of near-term purchases.
Wellington Sleeve — Overall, our investment approach leads us to seek out companies which we believe can improve or sustain return on invested capital to a degree that the market underestimates. We continually strive to maintain a balance in the Sleeve with companies showing improving returns and companies with sustainable returns, with the intention to potentially mitigate the impact of shifts in economic and/or industry cycles.
The Sleeve ended the period with overweight exposures to the health care, consumer discretionary, industrials, and real estate sectors. The Sleeve was most underweight the financials andmaterials sectors and an overweight to information technology sector. Regionally, the Sleeve was most overweight to Developed Europe ex-UK and most underweight to the Pacific Developed ex-Japan region at the end of the period.

*
Effective February 28, 2018, Jason Crawshaw was added as a portfolio manager to the Sleeve managed by Polaris. Effective September 3, 2018, Tom Walsh was removed as a portfolio manager to the Sleeve managed by Baillie Gifford.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
15

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Class I January 6, 2011	Since Inception of Class P3 June 1, 2018
Class I	-8.83%	1.27%	3.56%	—
Class P3	—	—	—	-10.69%
MSCI EAFE® Index	-6.85%	2.02%	4.16%	-8.14%
MSCI ACWI ex-U.S.SM	-8.24%	1.63%	2.92%	-9.62%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed.

16

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

Japan	20.4%
United Kingdom	12.4%
Australia	9.2%
Canada	6.5%
France	6.3%
Germany	5.3%
Switzerland	4.9%
Sweden	4.0%
Netherlands	3.9%
Spain	3.0%
Countries between 0.0% – 3.0%^	21.9%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 24 countries, which each represents 0.0% – 3.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2018 the Fund’s Class I shares provided a total return of  -8.02% compared to the MSCI EAFE® Index (“MSCI EAFE®”)and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -6.85% and -8.24%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 166 basis points (1.66%) for the year ended October 31, 2018. Based on our Dynamic Equity Alpha model, quality and momentum based factors were positive, while valuation based factors were mixed.
The Sleeve benefited from strong stock selection within the Financials sector. The Asia/Pacific and Europe regions contributed the most within financials. Overweight positions in Macquarie Group Ltd, a global diversified financial group, headquartered in Australia, and Swiss Life Holdings, the largest life insurance company of Switzerland, were two of the top contributors. The communication services, and industrials sectors also contributed to performance due to strong stock selection.
The Sleeve was hindered by disappointing stock selection within the Consumer Staples sector. In the sector, performance was weaker in Hong Kong where an overweight position WH Group Ltd. detracted most. WH Group Ltd, a Hong Kong based meat distributor, detracted from performance due to poor earnings in quarter two 2018 coupled with an increase in inspections on U.S. meat products. The health care sector was the second largest detractor for the period. The United Kingdom was the largest country detractor in the Health Care sector.
Securities that contributed most to performance were overweight positions in Lukoil Pjsc, Amadeus It Group Sa, Marubeni Corp, Mitsubishi Corp,
Top Ten Holdings as of October 31, 2018* (as a percentage of net assets)

Roche Holding AG	1.0%
Rio Tinto PLC	1.0%
Koninklijke Ahold Delhaize NV	0.8%
GlaxoSmithKline PLC	0.8%
Sanofi	0.8%
Amadeus IT Group SA	0.7%
UPM-Kymmene OYJ	0.7%
Wesfarmers Ltd.	0.7%
Link REIT	0.7%
Sandvik AB	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
and Formosa Chemicals & Fibre. Securities that detracted most were overweight positions in Electrolux, Pola Orbis Holdings Inc., WH Group Ltd., Stmicroelectronics Nv, and Vestas Wind Systems A/S.
Voya IM Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 57 basis points (0.57%) for the year ended October 31, 2018. The Sleeve employs a passive management approach designed to track the performance of the FTSE Developed ex-U.S. Select Factor Index. For the reporting period, the Sleeve underperformed the FTSE Developed ex-U.S. Select Factor Index. Based on the Global Industry Classification Standard sectors, key detractors, on a relative basis, were the consumer discretionary, materials, industrials, financials and information technology sectors. By contrast, key contributors, on an absolute basis, were the energy, consumer staples and healthcare sectors. On a regional basis, and in terms of absolute performance, Europe detracted the most value while Japan contributed the most to returns.
Current Strategy and Outlook: PanAgora Sleeve — As of the end of October, the names that hold the largest active overweight are, Rio Tinto, Upm-Kymmene Oyj, and Amadeus It Group. The names that hold the largest active underweight are, Diageo Plc, Astrazeneca Plc, and Mitsubishi Ufj Financial Group Inc. On a countries basis, Norway is the largest active overweight while Germany is the largest underweight. We believe the Dynamic Equity Alpha model has a diversified allocation to factors that should protect the Sleeve in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the Sleeve is well positioned.
Voya IM Sleeve — Following an unusually long period of low volatility, equity markets have settled into a new phase of more frequent and larger price movements. We believe this phase will persist as financial conditions tighten and the Federal Reserve gradually raises interest rates. Nonetheless, corporate earnings remain strong, supported by stable economic growth and rising employment. In our view, the inflation outlook is stable despite potential risks from U.S. fiscal policies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
17

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012	Since Inception of Class P3 June 1, 2018
Class I	-8.02%	2.81%	3.51%	—	—
Class P3	—	—	—	—	-9.94%
Class W	-7.93%	2.82%	—	5.83%	—
MSCI EAFE® Index	-6.85%	2.02%	3.42%	6.22%	-8.14%
MSCI ACWI ex-U.S.SM	-8.24%	1.63%	2.44%	4.99%	-9.62%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed.

18

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*
Voya Global Corporate Leaders® 100 Fund
Class A	$1,000.00	$976.20	0.84%	$4.18	$1,000.00	$1,020.97	0.84%	$4.28
Class I	1,000.00	977.10	0.56	2.79	1,000.00	1,022.38	0.56	2.85
Voya Global Equity Dividend Fund
Class A	$1,000.00	$959.40	1.25%	$6.17	$1,000.00	$1,018.90	1.25%	$6.36
Class C	1,000.00	956.20	2.00	9.86	1,000.00	1,015.12	2.00	10.16
Class I	1,000.00	960.70	1.00	4.94	1,000.00	1,020.16	1.00	5.09
Class O	1,000.00	958.60	1.25	6.17	1,000.00	1,018.90	1.25	6.36
Class W	1,000.00	960.90	1.00	4.94	1,000.00	1,020.16	1.00	5.09
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$908.00	0.85%	$4.09	$1,000.00	$1,020.92	0.85%	$4.33
Class I	1,000.00	909.10	0.60	2.89	1,000.00	1,022.18	0.60	3.06
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$811.00	1.57%	$7.17	$1,000.00	$1,017.29	1.57%	$7.98
Class C	1,000.00	807.30	2.32	10.57	1,000.00	1,013.51	2.32	11.77
Class I	1,000.00	812.20	1.22	5.57	1,000.00	1,019.06	1.22	6.21
Class P3(1)	1,000.00	828.60	0.00	0.00	1,000.00	1,020.96	0.00	0.00
Class R	1,000.00	810.00	1.82	8.30	1,000.00	1,016.03	1.82	9.25
Class W	1,000.00	811.90	1.32	6.03	1,000.00	1,018.55	1.32	6.72
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$892.70	0.97%	$4.63	$1,000.00	$1,020.32	0.97%	$4.94
Class P3(1)	1,000.00	893.10	0.00	0.00	1,000.00	1,020.96	0.00	0.00
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$894.40	0.75%	$3.58	$1,000.00	$1,021.42	0.75%	$3.82
Class P3(1)	1,000.00	900.60	0.00	0.00	1,000.00	1,020.96	0.00	0.00
Class W	1,000.00	894.40	0.75	3.58	1,000.00	1,021.42	0.75	3.82

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was June 1, 2018. Expenses paid for the actual Fund’s return reflect the 153-day period ended October 31, 2018.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya International High Dividend Low Volatility Fund (formerly, Voya Global High Dividend Low Volatility Fund), Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended except for Voya Global Corporate Leaders® 100 Fund and Voya International High Dividend Low Volatility Fund for which the date is the year ended October 31, 2018 and the period from December 6, 2016 (commencement of operations) through October 31, 2017, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2018
20

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,880,475	$61,737,347	$8,911,651
Short-term investments at fair value**	7,000	4,414,283	28,000
Cash	815	—	33,993
Foreign currencies at value***	—	108,871	—
Receivables:
Fund shares sold	6,412	145	—
Dividends	6,602	113,250	26,534
Foreign tax reclaims	2,147	45,198	10,626
Prepaid expenses	5,165	29,828	5,202
Reimbursement due from manager	4,419	9,297	2,519
Other assets	31	11,943	77
Total assets	3,913,066	66,470,162	9,018,602
LIABILITIES:
Payable for fund shares redeemed	—	250,913	—
Payable upon receipt of securities loaned	—	483,659	—
Payable for investment management fees	1,681	45,982	3,874
Payable for distribution and shareholder service fees	448	20,806	970
Payable to custodian due to foreign currency overdraft****	—	—	46,430
Payable to trustees under the deferred compensation plan (Note 6)	31	11,943	77
Payable for trustee fees	20	379	48
Other accrued expenses and liabilities	23,213	116,192	34,078
Total liabilities	25,393	929,874	85,477
NET ASSETS	$3,887,673	$65,540,288	$8,933,125
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,441,598	$63,737,401	$8,949,132
Total distributable earnings (loss)	446,075	1,802,887	(16,007)
NET ASSETS	$3,887,673	$65,540,288	$8,933,125
+ Including securities loaned at value	$—	$466,088	$—
* Cost of investments in securities	$3,583,578	$61,571,814	$9,561,597
** Cost of short-term investments	$7,000	$4,414,283	$28,000
*** Cost of foreign currencies	$—	$112,267	$—
**** Cost of foreign currency overdraft	$—	$—	$46,708
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018 (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
Class A
Net assets	$2,073,587	$43,222,217	$4,469,871
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	180,817	3,129,214	442,705
Net asset value and redemption price per share†	$11.47	$13.81	$10.10
Maximum offering price per share (5.75%)(1)	$12.17	$14.65	$10.72
Class C
Net assets	n/a	$12,685,928	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	924,252	n/a
Net asset value and redemption price per share†	n/a	$13.73	n/a
Class I
Net assets	$1,814,086	$8,177,896	$4,463,254
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	157,736	591,208	441,827
Net asset value and redemption price per share	$11.50	$13.83	$10.10
Class O
Net assets	n/a	$411,627	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	29,896	n/a
Net asset value and redemption price per share	n/a	$13.77	n/a
Class W
Net assets	n/a	$1,042,620	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	67,720	n/a
Net asset value and redemption price per share	n/a	$15.40	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$341,213,337	$458,456,449	$379,092,483
Short-term investments at fair value**	15,823,296	15,244,850	3,793,833
Cash	42,058	6,229,000	27,026
Cash collateral for futures	—	—	227,366
Foreign currencies at value***	942,231	30,097	128,588
Receivables:
Investment securities sold	1,090,622	1,840,121	2,984,588
Fund shares sold	9,408,042	18,095,431	6,468,077
Dividends	580,008	947,948	1,039,721
Foreign tax reclaims	3,498	676,784	593,033
Unrealized appreciation on forward foreign currency contracts	113	659	1
Prepaid expenses	51,859	14,673	23,715
Reimbursement due from manager (Note 6)	36,513	3,962	300,204
Other assets	10,288	12,932	10,308
Total assets	369,201,865	501,552,906	394,688,943
LIABILITIES:
Payable for investment securities purchased	8,014,780	2,605,597	6,052,714
Payable for fund shares redeemed	159,198	75,765	116,590
Payable upon receipt of securities loaned	5,042,239	761,368	493,963
Unrealized depreciation on forward foreign currency contracts	153	807	5
Payable for investment management fees	327,346	357,401	216,508
Payable for distribution and shareholder service fees	7,925	—	—
Payable to trustees under the deferred compensation plan (Note 6)	10,288	12,932	10,308
Payable for trustee fees	1,722	2,625	2,019
Other accrued expenses and liabilities	265,960	219,399	218,509
Total liabilities	13,829,611	4,035,894	7,110,616
NET ASSETS	$355,372,254	$497,517,012	$387,578,327
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$373,585,684	$473,153,076	$377,622,214
Total distributable earnings (loss)	(18,213,430)	24,363,936	9,956,113
NET ASSETS	$355,372,254	$497,517,012	$387,578,327
+ Including securities loaned at value	$4,872,932	$729,223	$408,319
* Cost of investments in securities	$358,441,610	$455,716,914	$390,736,331
** Cost of short-term investments	$15,823,296	$15,244,850	$3,793,833
*** Cost of foreign currencies	$948,200	$30,112	$130,038
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2018 (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class A
Net assets	$21,469,558	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	2,018,337	n/a	n/a
Net asset value and redemption price per share†	$10.64	n/a	n/a
Maximum offering price per share (5.75%)(1)	$11.29	n/a	n/a
Class C
Net assets	$3,580,622	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	338,970	n/a	n/a
Net asset value and redemption price per share†	$10.56	n/a	n/a
Class I
Net assets	$269,739,313	$492,438,832	$326,126,031
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	25,256,839	44,832,199	34,072,307
Net asset value and redemption price per share	$10.68	$10.98	$9.57
Class P3
Net assets	$3,455,720	$5,078,180	$5,242,197
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	322,094	460,539	545,973
Net asset value and redemption price per share	$10.73	$11.03	$9.60
Class R
Net assets	$101,026	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	9,482	n/a	n/a
Net asset value and redemption price per share	$10.66	n/a	n/a
Class W
Net assets	$57,026,015	n/a	$56,210,099
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	5,350,542	n/a	5,873,674
Net asset value and redemption price per share	$10.66	n/a	$9.57

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF OPERATIONS for the year ended October 31, 2018

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya International High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$112,439	$2,293,099	$358,641
Securities lending income, net	321	6,310	39
Total investment income	112,760	2,299,409	358,680
EXPENSES:
Investment management fees	19,969	606,531	48,432
Distribution and shareholder service fees:
Class A	5,315	91,379	12,125
Class C	—	149,397	—
Class O	—	31,599	—
Transfer agent fees:
Class A	591	67,353	317
Class C	—	27,547	—
Class I	61	6,655	5,324
Class O	—	23,188	—
Class W	—	2,399	—
Shareholder reporting expense	182	15,415	434
Registration fees	43,481	72,745	43,844
Professional fees	11,979	25,290	13,101
Custody and accounting expense	13,310	47,044	20,298
Trustee fees	160	3,033	387
Offering expense	1,478	—	3,846
License fee	668	—	—
Transition costs (Note 6)	—	—	2,025
Miscellaneous expense	7,083	13,172	9,046
Interest expense	13	—	7
Total expenses	104,290	1,182,747	159,186
Waived and reimbursed fees	(75,988)	(153,087)	(88,711)
Net expenses	28,302	1,029,660	70,475
Net investment income	84,458	1,269,749	288,205
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	76,209	2,980,587	677,250
Foreign currency related transactions	(175)	44,567	(6,607)
Net realized gain	76,034	3,025,154	670,643
Net change in unrealized appreciation (depreciation) on:
Investments	(218,736)	(5,721,812)	(1,620,750)
Foreign currency related transactions	(91)	(818)	(318)
Net change in unrealized appreciation (depreciation)	(218,827)	(5,722,630)	(1,621,068)
Net realized and unrealized loss	(142,793)	(2,697,476)	(950,425)
Decrease in net assets resulting from operations	$(58,335)	$(1,427,727)	$(662,220)
* Foreign taxes withheld	$7,455	$166,439	$33,841
See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended October 31, 2018

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,769,274	$12,101,648	$12,205,866
Interest, net of foreign taxes withheld*	54,892	8,624	39,026
Securities lending income, net	38,061	22,778	9,018
Total investment income	7,862,227	12,133,050	12,253,910
EXPENSES:
Investment management fees	3,767,792	4,441,265	2,607,476
Distribution and shareholder service fees:
Class A	69,659	—	—
Class C	43,213	—	—
Class R	522	—	—
Transfer agent fees:
Class A	58,949	—	—
Class C	9,142	—	—
Class I	22,838	2,270	3,891
Class P3	33	39	40
Class R	220	—	—
Class W	135,424	—	73,164
Shareholder reporting expense	28,635	13,206	25,228
Registration fees	84,393	31,544	43,496
Professional fees	90,099	117,668	111,025
Custody and accounting expense	467,412	403,042	455,331
Trustee fees	13,773	21,004	16,154
License fee	—	—	71,971
Miscellaneous expense	22,395	34,625	27,519
Interest expense	6,496	2,068	4,834
Total expenses	4,820,995	5,066,731	3,440,129
Waived and reimbursed fees	(432,747)	(26,483)	(432,911)
Brokerage commission recapture	(1,439)	(2,554)	—
Net expenses	4,386,809	5,037,694	3,007,218
Net investment income	3,475,418	7,095,356	9,246,692
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^) (net of Peruvian capital gains tax withheld^) (Note 6)	20,269,020	18,950,663	17,667,971
Forward foreign currency contracts	(31,047)	(60,464)	(96,376)
Foreign currency related transactions	68,848	(22,547)	(42,723)
Futures	(17,075)	—	(57,302)
Net realized gain	20,289,746	18,867,652	17,471,570
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	(95,691,020)	(71,637,912)	(59,085,164)
Forward foreign currency contracts	(72)	1,124	(4)
Foreign currency related transactions	(3,977)	(28,663)	(21,050)
Futures	—	—	(107,048)
Net change in unrealized appreciation (depreciation)	(95,695,069)	(71,665,451)	(59,213,266)
Net realized and unrealized loss	(75,405,323)	(52,797,799)	(41,741,696)
Decrease in net assets resulting from operations	$(71,929,905)	$(45,702,443)	$(32,495,004)
* Foreign taxes withheld	$977,569	$1,417,933	$1,441,995
^ Foreign taxes on sale of Indian investments	$57,041	$—	$—
^ Foreign taxes on sale of Peruvian investments	$102,639	$—	$—
# Foreign taxes accrued on Peruvian investments	$17,332	$—	$—
See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Corporate Leaders® 100 Fund		Voya Global Equity Dividend Fund
	Year Ended October 31, 2018	December 6, 2016(1) to October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$84,458	$66,394	$1,269,749	$1,423,272
Net realized gain	76,034	70,753	3,025,154	2,110,507
Net change in unrealized appreciation (depreciation)	(218,827)	515,670	(5,722,630)	9,732,541
Increase (decrease) in net assets resulting from operations	(58,335)	652,817	(1,427,727)	13,266,320
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(2)
Class A	(74,569)	(2,235)	(641,738)	(819,386)
Class B(3)	—	—	—	(1,038)
Class C	—	—	(153,730)	(284,577)
Class I	(70,090)	(2,490)	(209,366)	(252,529)
Class O	—	—	(233,192)	(302,099)
Class W	—	—	(23,797)	(30,957)
Total distributions	(144,659)	(4,725)	(1,261,823)	(1,690,586)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	208,711	3,183,777	17,206,262	10,653,631
Reinvestment of distributions	144,659	4,725	825,332	1,122,892
	353,370	3,188,502	18,031,594	11,776,523
Cost of shares redeemed	(96,289)	(3,008)	(28,982,382)	(22,044,162)
Net increase (decrease) in net assets resulting from capital share transactions	257,081	3,185,494	(10,950,788)	(10,267,639)
Net increase (decrease) in net assets	54,087	3,833,586	(13,640,338)	1,308,095
NET ASSETS:
Beginning of year or period	3,833,586	—	79,180,626	77,872,531
End of year or period	$3,887,673	$3,833,586	$65,540,288	$79,180,626

(1)
Commencement of operations.

(2)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

(3)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2018	December 6, 2016(1) to October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$288,205	$200,528	$3,475,418	$2,422,856
Net realized gain	670,643	246,378	20,289,746	16,845,708
Net change in unrealized appreciation (depreciation)	(1,621,068)	970,880	(95,695,069)	65,776,970
Increase (decrease) in net assets resulting from operations	(662,220)	1,417,786	(71,929,905)	85,045,534
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(2)
Class A	(370,852)	(6,494)	(319,843)	(176,854)
Class C	—	—	(19,638)	(1,400)
Class I	(389,593)	(7,160)	(3,007,576)	(1,830,792)
Class R	—	—	(905)	(394)
Class W	—	—	(876,676)	(285,994)
Total distributions	(760,445)	(13,654)	(4,224,638)	(2,295,434)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	108,437	8,161,676	210,392,822	104,867,998
Reinvestment of distributions	760,445	13,654	4,197,708	2,280,238
	868,882	8,175,330	214,590,530	107,148,236
Cost of shares redeemed	(91,446)	(1,108)	(97,244,816)	(97,781,338)
Net increase in net assets resulting from capital share transactions	777,436	8,174,222	117,345,714	9,366,898
Net increase (decrease) in net assets	(645,229)	9,578,354	41,191,171	92,116,998
NET ASSETS:
Beginning of year or period	9,578,354	—	314,181,083	222,064,085
End of year or period	$8,933,125	$9,578,354	$355,372,254	$314,181,083

(1)
Commencement of operations.

(2)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$7,095,356	$7,309,794	$9,246,692	$7,162,574
Net realized gain	18,867,652	29,659,008	17,471,570	28,689,013
Net change in unrealized appreciation (depreciation)	(71,665,451)	65,623,522	(59,213,266)	41,636,755
Increase (decrease) in net assets resulting from operations	(45,702,443)	102,592,324	(32,495,004)	77,488,342
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class I	(11,581,280)	(9,493,774)	(19,548,257)	(4,717,273)
Class W	—	—	(3,763,303)	(407,262)
Total distributions	(11,581,280)	(9,493,774)	(23,311,560)	(5,124,535)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	127,699,280	91,863,780	109,198,502	127,127,935
Reinvestment of distributions	11,581,280	9,493,774	23,310,874	5,124,535
	139,280,560	101,357,554	132,509,376	132,252,470
Cost of shares redeemed	(98,901,436)	(194,085,881)	(84,130,269)	(144,271,938)
Net increase (decrease) in net assets resulting from capital share transactions	40,379,124	(92,728,327)	48,379,107	(12,019,468)
Net increase (decrease) in net assets	(16,904,599)	370,223	(7,427,457)	60,344,339
NET ASSETS:
Beginning of year or period	514,421,611	514,051,388	395,005,784	334,661,445
End of year or period	$497,517,012	$514,421,611	$387,578,327	$395,005,784

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements
29

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
10-31-18	12.07	0.23	(0.39)	(0.16)	0.22	0.22	—	0.44	—	11.47	(1.47)	2.74	0.84	0.84	1.99	2,074	22
12-06-16(4) - 10-31-17	10.00	0.21•	1.87	2.08	0.01	—	—	0.01	—	12.07	20.88	3.56	0.81	0.81	2.05	2,016	18
Class I
10-31-18	12.10	0.27	(0.41)	(0.14)	0.24	0.22	—	0.46	—	11.50	(1.24)	2.46	0.56	0.56	2.26	1,814	22
12-06-16(4) - 10-31-17	10.00	0.23•	1.89	2.12	0.02	—	—	0.02	—	12.10	21.20	3.31	0.56	0.56	2.29	1,818	18
Voya Global Equity Dividend Fund
Class A
10-31-18	14.41	0.26•	(0.60)	(0.34)	0.26	—	—	0.26	—	13.81	(2.39)	1.47	1.25	1.25	1.76	43,222	33
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
Class C
10-31-18	14.32	0.15	(0.58)	(0.43)	0.16	—	—	0.16	—	13.73	(3.07)	2.22	2.00	2.00	1.02	12,686	33
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
Class I
10-31-18	14.43	0.30	(0.60)	(0.30)	0.30	—	—	0.30	—	13.83	(2.15)	1.10	1.00	1.00	2.05	8,178	33
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
Class O
10-31-18	14.38	0.27•	(0.62)	(0.35)	0.26	—	—	0.26	—	13.77	(2.47)	1.47	1.25	1.25	1.87	412	33
10-31-17	12.43	0.26	2.00	2.26	0.31	—	—	0.31	—	14.38	18.36	1.49	1.25	1.25	1.93	13,612	29
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
Class W
10-31-18	16.03	0.33•	(0.66)	(0.33)	0.30	—	—	0.30	—	15.40	(2.13)	1.22	1.00	1.00	2.05	1,043	33
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
Voya International High Dividend Low Volatility Fund
Class A
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund (continued)
Class I
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
Class C
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
Class I
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
Class P3
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
Class W
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
Voya Multi-Manager International Equity Fund
Class I
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
Class P3
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
See Accompanying Notes to Financial Statements
31

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund
Class I
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
Class P3
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Voya Global Equity Dividend Fund’s total return would have been (3.88)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Voya Multi-Manager Emerging Markets Equity Fund’s total return would have been (18.57)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust. Prior to the close of business May 1, 2018, International High Dividend Low Volatility was known as “Voya Global High Dividend Low Volatility Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class P3 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and International High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the
“Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or

34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2018, the maximum amount of loss that Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors would incur if the counterparty to its derivative transactions failed to perform would be $113, $659 and $1, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to each respective Fund as of October 31, 2018.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had a liability position of  $153, $807 and $5, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2018, the Fund could have been required to pay this amount in cash to its counterparties. The Funds did not post any cash collateral as of October 31, 2018.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.
dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2018, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$202,890	$99,527
Multi-Manager International Equity	388,666	730,288
Multi-Manager International Factors	588,867	—
Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at October 31, 2018 for Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, respectively.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2018, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2018, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$460,880
Multi-Manager International Factors	2,375,505
Please refer to the table following the Portfolio of Investments for Multi-Manager International Factors for open futures contracts at October 31, 2018. There were no open futures contracts for Multi-Manager Emerging Markets Equity at October 31, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend and International High Dividend Low Volatility, which pay dividends, if any, quarterly). Prior to February 28, 2018, International High Dividend Low Volatility declared and paid dividends, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$1,100,724	$887,140
Global Equity Dividend	23,351,621	32,995,577
International High Dividend Low Volatility	12,721,623	12,373,933
Multi-Manager Emerging Markets Equity	281,722,952	174,745,435
Multi-Manager International Equity	238,284,361	227,208,806
Multi-Manager International Factors	245,736,188	216,364,389
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% thereafter
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors	0.65%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2018, the Investment Adviser waived $101,481 and $6,562 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board. Effective March 1, 2019, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-Manager International Equity based on the sub-advisory fee reduction. The termination of this obligation was approved by the Board on September 14, 2018.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend	NNIP Advisors B.V.
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	0.25%	N/A
International High Dividend Low Volatility	0.25%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Corporate Leaders® 100	$637	$—
Global Equity Dividend	3,874	—
International High Dividend Low Volatility	205	—
Multi-Manager Emerging Markets Equity	996	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$2,000	$293
Multi-Manager Emerging Markets Equity	14	158
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended October 31, 2018, International High Dividend Low Volatility incurred $2,025 of transition costs associated with changes to the Fund’s name, principal investment strategies and expense limits. The Investment Adviser reimbursed the Fund for these costs.
At October 31, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager Emerging Markets Equity	6.82%
	Multi-Manager International Equity	11.13
	Multi-Manager International Factors	19.19
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	92.27
	International High Dividend Low Volatility	98.11
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	9.24
	Multi-Manager International Equity	7.38
	Multi-Manager International Factors	11.54
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	11.65
	Multi-Manager International Equity	12.41
	Multi-Manager International Factors	15.87
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	12.00
	Multi-Manager International Equity	10.96
	Multi-Manager International Factors	10.90
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	10.27
	Multi-Manager International Equity	8.50
	Multi-Manager International Factors	7.77
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
During the year ended October 31, 2018, Voya Investment Management Co. LLC agreed to reimburse Multi-Manager International Factors $268,689 for losses incurred as a result of a trade error. The $268,689 is included in Net Realized Gain/(Loss) on Investments in the accompanying Statement of Operations for the year ended October 31, 2018 and is included in Reimbursement Due from Manager in the accompanying Statement of Assets and Liabilities as of October 31, 2018.
NOTE 7 — LICENSING FEE
Multi-Manager International Factors pays an annual licensing fee to FTSE International Limited. Effective January 1, 2018, Global Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Corporate Leaders® 100	Audit	$10,895
	Custody	7,704
Fund	Accrued Expense	Amount
	Miscellaneous	1,860
	SEC Registration	1,612
Global Equity Dividend	Transfer Agent	61,379
International High Dividend Low Volatility	Audit	8,418
	Custody	4,812
	Offering	16,919
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class P3	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	0.56%	N/A	N/A	N/A	N/A
Global Equity Dividend	1.40%	2.15%	1.15%	1.40%	N/A	N/A	1.15%
International High Dividend Low Volatility	0.85%	N/A	0.60%	N/A	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	0.00%	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	N/A	0.00%	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	N/A	0.00%	N/A	0.75%
Pursuant to side letter agreements, through March 1, 2019, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

As of October 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2019	2020	2021	Total
Global Corporate Leaders® 100	$—	$84,212	$75,927	$160,139
International High Dividend Low Volatility	—	106,475	81,656	188,131
Multi-Manager Emerging Markets Equity	226,462	209,840	230,962	667,264
Multi-Manager International Equity	—	8,980	17,941	26,921
Multi-Manager International Factors	22,264	237,598	358,895	618,757
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2018, are as follows:
	October 31,
	2019	2020	2021	Total
Global Corporate Leaders® 100
Class I	$—	$—	$61	$61
International High Dividend Low Volatility
Class I	—	3,336	5,030	8,366
Multi-Manager Emerging Markets Equity
Class A	47,451	32,416	28,489	108,356
Class C	8,315	5,220	4,438	17,973
Class R	104	107	108	319
Class W	50,606	69,190	65,763	185,559
Multi-Manager International Factors
Class W	52,702	62,166	72,324	187,192
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	2	$2,003,000	2.58%
Multi-Manager International Equity	8	2,610,750	2.91
Multi-Manager International Factors	31	1,976,677	2.58

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Corporate Leaders® 100
Class A
10/31/2018	15,727	—	6,250	(8,135)	—	13,842	188,711	—	74,569	(96,289)	—	166,991
12/6/2016(1) - 10/31/2017	167,009	—	221	(255)	—	166,975	1,683,767	—	2,235	(3,008)	—	1,682,994
42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Corporate Leaders® 100 (continued)
Class I
10/31/2018	1,614	—	5,875	—	—	7,489	20,000	—	70,090	—	—	90,090
12/6/2016(1) - 10/31/2017	150,001	—	246	—	—	150,247	1,500,010	—	2,490	—	—	1,502,500
Global Equity Dividend
Class A
10/31/2018	975,854	—	36,076	(468,131)	—	543,799	13,849,994	—	516,685	(6,840,674)	—	7,526,005
10/31/2017	383,913	—	49,901	(567,766)	8,935	(125,017)	5,314,094	—	684,574	(7,720,876)	122,939	(1,599,269)
Class B(2)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	1	—	69	(5,333)	(8,928)	(14,191)	18	—	910	(71,226)	(122,939)	(193,237)
Class C
10/31/2018	10,691	—	10,060	(251,317)	—	(230,566)	157,028	—	142,700	(3,656,752)	—	(3,357,024)
10/31/2017	53,582	—	17,206	(681,069)	—	(610,281)	730,957	—	234,563	(9,239,212)	—	(8,273,692)
Class I
10/31/2018	163,433	—	9,428	(307,391)	—	(134,530)	2,391,977	—	135,106	(4,483,891)	—	(1,956,808)
10/31/2017	252,762	—	12,051	(228,392)	—	36,421	3,388,466	—	165,572	(3,086,632)	—	467,406
Class O
10/31/2018	40,239	—	536	(957,359)	—	(916,584)	587,931	—	7,667	(13,558,029)	—	(12,962,431)
10/31/2017	61,776	—	680	(108,578)	—	(46,122)	843,901	—	9,327	(1,478,909)	—	(625,681)
Class W
10/31/2018	13,045	—	1,453	(27,447)	—	(12,949)	219,332	—	23,174	(443,036)	—	(200,530)
10/31/2017	24,790	—	1,830	(28,743)	—	(2,123)	376,195	—	27,946	(447,307)	—	(43,166)
International High Dividend Low Volatility
Class A
10/31/2018	4,605	—	33,016	(7,959)	—	29,662	52,187	—	370,852	(91,446)	—	331,593
12/6/2016(1) - 10/31/2017	412,500	—	640	(97)	—	413,043	4,142,917	—	6,494	(1,103)	—	4,148,308
Class I
10/31/2018	4,775	—	34,667	—	—	39,442	56,250	—	389,593	—	—	445,843
12/6/2016(1) - 10/31/2017	401,679	—	706	(0)*	—	402,385	4,018,759	—	7,160	(5)	—	4,025,914
Multi-Manager Emerging Markets Equity
Class A
10/31/2018	203,487	—	22,900	(429,023)	—	(202,636)	2,721,297	—	297,694	(5,479,112)	—	(2,460,121)
10/31/2017	167,636	—	17,523	(326,074)	1,744	(139,171)	1,905,242	—	164,016	(3,579,602)	19,387	(1,490,957)
Class B(2)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	—	—	—	(4,172)	(1,740)	(5,912)	(4,594)	—	—	(41,074)	(19,387)	(65,055)
Class C
10/31/2018	68,782	—	1,495	(68,892)	—	1,385	862,200	—	19,422	(870,056)	—	11,566
10/31/2017	65,690	—	132	(151,453)	—	(85,631)	760,845	—	1,235	(1,640,932)	—	(878,852)
Class I
10/31/2018	14,268,145	—	230,970	(5,510,339)	—	8,988,776	180,733,353	—	3,004,921	(72,372,330)	—	111,365,944
10/31/2017	5,780,228	—	195,411	(6,276,570)	—	(300,931)	61,946,365	—	1,829,045	(71,097,522)	—	(7,322,112)
Class P3
6/1/2018(1) - 10/31/2018	511,799	—	—	(189,705)	—	322,094	6,374,857	—	—	(2,290,404)	—	4,084,453
Class R
10/31/2018	2,460	—	9	(764)	—	1,705	30,723	—	108	(10,408)	—	20,423
10/31/2017	2,243	—	4	(1,588)	—	659	24,266	—	37	(17,331)	—	6,972
Class W
10/31/2018	1,586,340	—	67,351	(1,258,017)	—	395,674	19,670,392	—	875,563	(16,222,506)	—	4,323,449
10/31/2017	4,046,976	—	30,578	(1,899,689)	—	2,177,865	40,235,874	—	285,905	(21,404,877)	—	19,116,902
Multi-Manager International Equity
Class I
10/31/2018	10,101,422	—	954,763	(7,971,794)	—	3,084,391	121,433,608	—	11,581,280	(98,249,758)	—	34,765,130
10/31/2017	8,506,419	—	944,654	(17,650,729)	—	(8,199,656)	91,863,780	—	9,493,774	(194,085,881)	—	(92,728,327)
43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Equity (continued)
Class P3
6/1/2018(1) - 10/31/2018	514,264	—	—	(53,725)	—	460,539	6,265,672	—	—	(651,678)	—	5,613,994
Multi-Manager International Factors
Class I
10/31/2018	8,722,322	—	1,877,835	(6,545,401)	—	4,054,756	91,304,185	—	19,548,257	(69,814,939)	—	41,037,503
10/31/2017	9,083,392	—	525,309	(13,612,800)	—	(4,004,099)	88,233,717	—	4,717,273	(130,565,159)	—	(37,614,169)
Class P3
6/1/2018(1) - 10/31/2018	607,549	—	—	(61,576)	—	545,973	6,392,502	—	—	(640,677)	—	5,751,825
Class W
10/31/2018	1,093,977	—	361,790	(1,293,386)	—	162,381	11,501,815	—	3,762,617	(13,674,653)	—	1,589,779
10/31/2017	4,153,786	—	45,352	(1,375,337)	—	2,823,801	38,894,218	—	407,262	(13,706,779)	—	25,594,701

*
Share amount is less than 0.500 per share or $0.50.

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred.
The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2018:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$20,685	$(20,685)	$—
Citadel Securities LLC	95,578	(95,578)	—
Citigroup Global Markets Inc.	648	(648)	—
J.P. Morgan Securities LLC	252,178	(252,178)	—
Jefferies LLC	79,830	(79,830)	—
TD Prime Services LLC	17,169	(17,169)	—
Total	$466,088	$(466,088)	$—

(1)
Collateral with a fair value of  $483,659 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$225,824	$(225,824)	$—
Goldman, Sachs & Co. LLC	150,829	(150,829)	—
Barclays Bank PLC	759,336	(759,336)	—
Barclays Capital Inc.	334,532	(334,532)	—
Citadel Securities LLC	17,838	(17,838)	—
Credit Suisse Securities (USA) LLC	538,608	(538,608)	—
Deutsche Bank Securities Inc.	672,345	(672,345)	—
Goldman, Sachs & Co. LLC	300,425	(300,425)	—
HSBC Bank PLC	34,440	(34,440)	—
J.P. Morgan Securities LLC	793,611	(793,611)	—
Jefferies LLC	3,268	(3,268)	—
Morgan Stanley & Co. LLC	123,027	(123,027)	—
National Bank Of Canada Financial Inc	164,584	(164,584)	—
Nomura Securities International, Inc.	164,492	(164,492)	—
RBC Capital Markets, LLC	57,660	(57,660)	—
SG Americas Securities, LLC	11,780	(11,780)	—
Scotia Capital (USA) INC	520,333	(520,333)	—
Total	$4,872,932	$(4,872,932)	$—

(1)
Collateral with a fair value of  $5,042,239 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$28,079	$(28,079)	$—
Citigroup Global Markets Inc.	10,972	(10,972)	—
Goldman, Sachs & Co. LLC	213,889	(213,889)	—
HSBC Bank PLC	230,704	(230,704)	—
Credit Suisse Securities (Europe) Limited	245,579	(245,579)	—
Total	$729,223	$(729,223)	$—

(1)
Collateral with a fair value of  $761,368 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$408,319	$(408,319)	$—
Total	$408,319	$(408,319)	$—

(1)
Collateral with a fair value of  $493,963 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2018:
	Paid-in Capital	Distributable Earnings
Global Equity Dividend	$(16,587)	$16,587
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2018		Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Global Corporate Leaders® 100	$144,659	$—	$4,725
Global Equity Dividend	1,261,823	—	1,690,586
International High Dividend Low Volatility	752,602	7,843	13,654
Multi-Manager Emerging Markets Equity	4,224,638	—	2,295,434
Multi-Manager International Equity	11,581,280	—	9,493,774
Multi-Manager International Factors	23,311,560	—	5,124,535

45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Corporate Leaders® 100	$105,153	$86,914	$255,361	$—	—	—
Global Equity Dividend	73,563	2,641,957	(805,418)	—	—	—
International High Dividend Low Volatility	—	646,430	(658,371)	—	—	—
Multi-Manager Emerging Markets Equity	2,713,842	—	(19,748,440)	(1,170,794)	Short-term	None
Multi-Manager International Equity	8,332,157	17,319,456	(590,506)	—	—	—
Multi-Manager International Factors	10,080,555	13,935,752	(13,615,220)	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended October 31, 2017 were as follows:
	Global Corporate Leaders® 100	Global Equity Dividend	International High Dividend Low Volatility	Multi-Manager Emerging Markets Equity	Multi-Manager International Equity	Multi-Manager International Factors
Distributions from net investment income:
Class A	$(2,235)	$(819,386)	$(6,494)	$(176,854)	$—	$—
Class B	—	(1,038)	—	—	—	—
Class C	—	(284,577)	—	(1,400)	—	—
Class I	(2,490)	(252,529)	(7,160)	(1,830,792)	(9,493,774)	(4,717,273)
Class O	—	(302,099)	—	—	—	—
Class R	—	—	—	(394)	—	—
Class W	—	(30,957)	—	(285,994)	—	(407,262)
	$(4,725)	$(1,690,586)	$(13,654)	$(2,295,434)	$(9,493,774)	$(5,124,535)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$61,997	$(86,145)	$216,535	$3,839,857	$8,204,301	$10,389,951

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2018, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Global Corporate Leaders® 100
Class A	$0.2739	$0.0464	$0.2737	December 17, 2018	December 13, 2018
Class I	$0.3077	$0.0464	$0.2737	December 17, 2018	December 13, 2018
Global Equity Dividend
Class A	$—	$—	$0.5696	December 17, 2018	December 13, 2018
Class C	$—	$—	$0.5696	December 17, 2018	December 13, 2018
Class I	$—	$—	$0.5696	December 17, 2018	December 13, 2018
Class O	$—	$—	$0.5696	December 17, 2018	December 13, 2018
Class W	$—	$—	$0.5696	December 17, 2018	December 13, 2018
International High Dividend Low Volatility
Class A	$—	$—	$0.7279	December 17, 2018	December 13, 2018
Class I	$—	$—	$0.7279	December 17, 2018	December 13, 2018
46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Multi-Manager Emerging Markets Equity
Class A	$0.0617	$—	$—	December 17, 2018	December 13, 2018
Class C	$—	$—	$—	December 17, 2018	December 13, 2018
Class I	$0.1069	$—	$—	December 17, 2018	December 13, 2018
Class P3	$0.1075	$—	$—	December 17, 2018	December 13, 2018
Class R	$0.0447	$—	$—	December 17, 2018	December 13, 2018
Class W	$0.0955	$—	$—	December 17, 2018	December 13, 2018
Multi-Manager International Equity
Class I	$0.1508	$0.0158	$0.4110	December 17, 2018	December 13, 2018
Class P3	$0.1505	$0.0158	$0.4110	December 17, 2018	December 13, 2018
Multi-Manager International Factors
Class I	$0.2564	$0.0373	$0.3505	December 17, 2018	December 13, 2018
Class P3	$0.2565	$0.0373	$0.3505	December 17, 2018	December 13, 2018
Class W	$0.2563	$0.0373	$0.3505	December 17, 2018	December 13, 2018
Management Fee waivers: On September 14, 2018, the Board approved a management fee waiver for Multi-Manager Emerging Markets Equity. Effective March 1, 2019, the Investment Adviser has agreed to waive 0.016% of the management fee for the Fund. Any fees waived or reimbursed are not eligible for recoupment. This waiver replaces the management fee waiver effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015. The termination of this obligation was also approved by the Board on September 14, 2018.
Expense Limitation Agreement: The Board approved revised expense limits for International High Dividend Low Volatility. Effective March 1, 2019 through March 1, 2020, the Investment Adviser has increased the expense limits for the Fund to 0.90% and 0.65% for Class A and Class I, respectively.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.
47

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.1%
	Australia: 0.6%
971	Other Securities	$22,405	0.6
	France: 6.1%
271	Sanofi	24,217	0.6
6,821	Other Securities	214,678	5.5
		238,895	6.1
	Germany: 5.5%
1,464	Deutsche Telekom AG	24,012	0.6
6,521	Other Securities	188,280	4.9
		212,292	5.5
	Japan: 5.2%
2,600	Nissan Motor Co., Ltd.	23,654	0.6
9,300	Other Securities	179,950	4.6
		203,604	5.2
	Netherlands: 2.2%
3,405	Other Securities	85,234	2.2
	South Korea: 0.5%
572	Other Securities	21,413	0.5
	Spain: 2.3%
2,970	Telefonica S.A.	24,363	0.6
9,422	Other Securities	63,262	1.7
		87,625	2.3
	Switzerland: 4.0%
288	Nestle SA	24,314	0.6
278	Novartis AG	24,345	0.6
98	Roche Holding AG	23,850	0.6
4,251	Other Securities	83,738	2.2
		156,247	4.0
	United Kingdom: 8.1%
312	AstraZeneca PLC	23,865	0.6
152 (1)	Linde PLC	25,013	0.6
2,384	National Grid PLC	25,185	0.7
38,033	Other Securities	239,984	6.2
		314,047	8.1
	United States: 63.6%
317	3M Co.	60,312	1.6
57 (1)	Alphabet, Inc. - Class C	61,376	1.6
34 (1)	Amazon.com, Inc.	54,332	1.4
464	American Tower Corp.	72,296	1.9
432	Aon PLC	67,470	1.7
303	Apple, Inc.	66,315	1.7
1,085	Bristol-Myers Squibb Co.	54,836	1.4
436	Caterpillar, Inc.	52,896	1.4
548	Chevron Corp.	61,184	1.6
923	Citigroup, Inc.	60,420	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
1,458	Coca-Cola Co.	$69,809	1.8
996	Colgate-Palmolive Co.	59,312	1.5
1,000	DowDuPont, Inc.	53,920	1.4
872	Emerson Electric Co.	59,191	1.5
779	Exxon Mobil Corp.	62,071	1.6
7,212	Ford Motor Co.	68,875	1.8
5,870	General Electric Co.	59,287	1.5
292	Goldman Sachs Group, Inc.	65,808	1.7
2,574	HP, Inc.	62,136	1.6
1,463	Intel Corp.	68,585	1.8
441	International Business Machines Corp.	50,905	1.3
484	Johnson & Johnson	67,755	1.8
1,874	Johnson Controls International plc	59,912	1.5
581	JPMorgan Chase & Co.	63,341	1.6
591	Kimberly-Clark Corp.	61,641	1.6
799	Marsh & McLennan Cos., Inc.	67,715	1.7
403	McDonald’s Corp.	71,291	1.8
951	Merck & Co., Inc.	70,003	1.8
587	Microsoft Corp.	62,697	1.6
1,402	Morgan Stanley	64,015	1.7
799	Nike, Inc.	59,957	1.5
600	PepsiCo, Inc.	67,428	1.7
1,531	Pfizer, Inc.	65,925	1.7
831	Philip Morris International, Inc.	73,186	1.9
803	Procter & Gamble Co.	71,210	1.8
629	Texas Instruments, Inc.	58,390	1.5
1,464	Twenty-First Century Fox, Inc. - Class A	66,641	1.7
479	United Technologies Corp.	59,497	1.5
707	Walmart, Inc.	70,898	1.8
		2,472,838	63.6
	Total Common Stock (Cost $3,514,396)	3,814,600	98.1
EXCHANGE-TRADED FUNDS: 1.7%
1,433	iShares Global 100 ETF	65,875	1.7
	Total Exchange-Traded Funds (Cost $69,182)	65,875	1.7
	Total Long-Term Investments (Cost $3,583,578)	3,880,475	99.8

See Accompanying Notes to Financial Statements
48

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
7,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%
	(Cost $7,000)	$7,000	0.2
	Total Short-Term Investments (Cost $7,000)	7,000	0.2
	Total Investments in Securities (Cost $3,590,578)	$3,887,475	100.0
	Assets in Excess of Other Liabilities	198	0.0
	Net Assets	$3,887,673	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	19.3%
Consumer Staples	15.1
Industrials	11.0
Consumer Discretionary	11.0
Health Care	10.7
Information Technology	10.6
Communication Services	6.2
Energy	5.6
Materials	4.3
Utilities	2.4
Real Estate	1.9
Exchange-Traded Funds	1.7
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	—
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$22,405	$—	$22,405
France	—	238,895	—	238,895
Germany	—	212,292	—	212,292
Japan	—	203,604	—	203,604
Netherlands	—	85,234	—	85,234
South Korea	—	21,413	—	21,413
Spain	—	87,625	—	87,625
Switzerland	—	156,247	—	156,247
United Kingdom	25,013	289,034	—	314,047
United States	2,472,838	—	—	2,472,838
Total Common Stock	2,497,851	1,316,749	—	3,814,600
Exchange-Traded Funds	65,875	—	—	65,875
Short-Term Investments	7,000	—	—	7,000
Total Investments, at fair value	$2,570,726	$1,316,749	$—	$3,887,475

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
49

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders® 100 Fund	as of October 31, 2018 (continued)

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,632,061.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$479,576
Gross Unrealized Depreciation	(224,215)
Net Unrealized Appreciation	$255,361

See Accompanying Notes to Financial Statements
50

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.2%
	Canada: 2.0%
42,632	Shaw Communications, Inc. - Class B	$793,733	1.2
6,159	Other Securities	531,851	0.8
		1,325,584	2.0
	France: 11.1%
17,541	BNP Paribas	914,127	1.4
35,370	Cie de Saint-Gobain	1,332,431	2.0
11,500	Danone	814,350	1.2
75,234	Engie SA	999,643	1.5
9,566	Sanofi	854,819	1.3
17,500	Total SA	1,026,815	1.6
8,823	Vinci SA	785,237	1.2
36,700	Other Securities	572,823	0.9
		7,300,245	11.1
	Germany: 0.7%
2,700	Other Securities	444,920	0.7
	Ireland: 1.3%
9,200	Medtronic PLC	826,344	1.3
	Italy: 1.5%
66,378	Other Securities	1,004,283	1.5
	Japan: 6.3%
192,500	Mitsubishi UFJ Financial Group, Inc.	1,165,105	1.8
92,300	Nissan Motor Co., Ltd.	839,724	1.3
28,300	Sumitomo Mitsui Financial Group, Inc.	1,101,863	1.7
17,900	Other Securities	1,019,753	1.5
		4,126,445	6.3
	Netherlands: 3.6%
34,641	Royal Dutch Shell PLC - Class A	1,100,242	1.7
15,400	Unilever NV	827,514	1.2
18,200	Other Securities	454,142	0.7
		2,381,898	3.6
	Singapore: 1.2%
244,400	Other Securities	772,267	1.2
	Spain: 2.1%
99,637	Telefonica S.A.	817,324	1.2
15,000	Other Securities	561,619	0.9
		1,378,943	2.1
	Sweden: 1.2%
92,500	Telefonaktiebolaget LM Ericsson	805,375	1.2
	Switzerland: 5.8%
198,000	Glencore PLC	805,793	1.3
10,300	Nestle SA	869,558	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland (continued)
4,877		Roche Holding AG	$1,186,878	1.8
65,900		UBS Group AG	921,093	1.4
			3,783,322	5.8
		United Kingdom: 7.3%
219,800		Kingfisher PLC	713,727	1.1
46,500		Prudential PLC	931,099	1.4
140,300		Standard Chartered PLC	983,322	1.5
619,167		Vodafone Group PLC	1,164,367	1.8
262,905		Other Securities	970,219	1.5
			4,762,734	7.3
		United States: 50.1%
4,500		Allergan PLC	711,045	1.1
8,600		American Electric Power Co., Inc.	630,896	1.0
4,529		Amgen, Inc.	873,146	1.3
9,928		Apple, Inc.	2,172,842	3.3
18,765		Bristol-Myers Squibb Co.	948,383	1.4
14,200		Carnival Corp.	795,768	1.2
34,769		Cisco Systems, Inc.	1,590,682	2.4
20,025		Citigroup, Inc.	1,310,837	2.0
15,000		ConocoPhillips	1,048,500	1.6
10,642		Exxon Mobil Corp.	847,955	1.3
112,930		General Electric Co.	1,140,593	1.7
11,500		Gilead Sciences, Inc.	784,070	1.2
7,400		International Business Machines Corp.	854,182	1.3
6,558		McDonald’s Corp.	1,160,110	1.8
16,900		Merck & Co., Inc.	1,244,009	1.9
23,328		Metlife, Inc.	960,880	1.5
17,243		Microsoft Corp.	1,841,725	2.8
35,400		Mosaic Co.	1,095,276	1.7
23,000		Oracle Corp.	1,123,320	1.7
27,256		Pfizer, Inc.	1,173,643	1.8
12,700		Philip Morris International, Inc.	1,118,489	1.7
5,832		PNC Financial Services Group, Inc.	749,354	1.1
10,054		Procter & Gamble Co.	891,589	1.4
15,200		Qualcomm, Inc.	955,928	1.5
18,265		Schlumberger Ltd.	937,177	1.4
14,100		Walmart, Inc.	1,413,948	2.2
110,731	(1)(2)	Other Securities	4,450,640	6.8
			32,824,987	50.1
		Total Common Stock (Cost $61,571,814)	61,737,347	94.2

See Accompanying Notes to Financial Statements
51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(3): 0.7%
483,659	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.19%, due 11/01/18 (Repurchase Amount $483,688, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $493,332, due 11/01/18-09/09/49) (Cost $483,659)	$483,659	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.0%
3,930,624 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $3,930,624)	3,930,624	6.0
	Total Short-Term Investments (Cost $4,414,283)	4,414,283	6.7
	Total Investments in Securities (Cost $65,986,097)	$66,151,630	100.9
	Liabilities in Excess of Other Assets	(611,342)	(0.9)
	Net Assets	$65,540,288	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	16.5%
Information Technology	15.8
Health Care	13.9
Consumer Staples	9.9
Consumer Discretionary	8.5
Energy	8.4
Communication Services	6.8
Industrials	6.6
Utilities	4.1
Materials	3.7
Short-Term Investments	6.7
Liabilities in Excess of Other Assets	(0.9)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Canada	$1,325,584	$—	$—	$1,325,584
France	—	7,300,245	—	7,300,245
Germany	—	444,920	—	444,920
Ireland	826,344	—	—	826,344
Italy	—	1,004,283	—	1,004,283
Japan	—	4,126,445	—	4,126,445
Netherlands	—	2,381,898	—	2,381,898
Singapore	—	772,267	—	772,267
See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Spain	—	1,378,943	—	1,378,943
Sweden	—	805,375	—	805,375
Switzerland	—	3,783,322	—	3,783,322
United Kingdom	—	4,762,734	—	4,762,734
United States	32,824,987	—	—	32,824,987
Total Common Stock	34,976,915	26,760,432	—	61,737,347
Short-Term Investments	3,930,624	483,659	—	4,414,283
Total Investments, at fair value	$38,907,539	$27,244,091	$—	$66,151,630

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $1,295,265 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $67,064,039.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$7,163,910
Gross Unrealized Depreciation	(7,969,328)
Net Unrealized Depreciation	$(805,418)

See Accompanying Notes to Financial Statements
53

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 6.0%
4,610	Coca-Cola Amatil Ltd.	$32,444	0.4
785	Macquarie Group Ltd.	65,463	0.7
4,355	National Australia Bank Ltd.	77,996	0.9
93,172	Other Securities	362,639	4.0
		538,542	6.0
	Belgium: 1.3%
2,592	Other Securities	117,390	1.3
	China: 0.6%
13,500	Other Securities	50,540	0.6
	Denmark: 2.1%
2,312	Novo Nordisk A/S	99,848	1.1
2,078	Other Securities	88,569	1.0
		188,417	2.1
	Finland: 2.5%
1,485	Sampo OYJ	68,290	0.7
1,909	UPM-Kymmene OYJ	61,372	0.7
2,373	Other Securities	95,214	1.1
		224,876	2.5
	France: 7.9%
1,307	Sanofi	116,794	1.3
1,718	Societe Generale	62,978	0.7
2,492	Total SA	146,218	1.6
10,136	Other Securities	380,454	4.3
		706,444	7.9
	Germany: 6.4%
1,049	BASF SE	80,498	0.9
496	Deutsche Boerse AG	62,681	0.7
2,203	Deutsche Post AG	69,560	0.8
690	Symrise AG	57,799	0.6
13,586	Other Securities	300,261	3.4
		570,799	6.4
	Hong Kong: 4.5%
5,500	CLP Holdings Ltd.	61,630	0.7
2,800	Hang Seng Bank Ltd.	65,653	0.7
95,100	Other Securities	275,382	3.1
		402,665	4.5
	Ireland: 0.6%
7,122	Other Securities	55,931	0.6
	Israel: 0.1%
1,678	Other Securities	9,665	0.1
	Italy: 2.3%
30,772	Intesa Sanpaolo SpA	68,162	0.7
10,342	Other Securities	139,729	1.6
		207,891	2.3
	Japan: 23.6%
4,800	Astellas Pharma, Inc.	74,161	0.8
2,300	Canon, Inc.	65,512	0.7
1,400	Fuji Film Holdings Corp.	60,551	0.7
2,700	Japan Tobacco, Inc.	69,378	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
45,600	Mizuho Financial Group, Inc.	$78,312	0.9
3,200	NTT DoCoMo, Inc.	79,356	0.9
1,900	Seven & I Holdings Co., Ltd.	82,270	0.9
2,400	Subaru Corp.	64,739	0.7
3,800	Sumitomo Corp.	57,633	0.7
62,063	Other Securities	1,474,929	16.5
		2,106,841	23.6
	Luxembourg: 0.2%
257	Other Securities	16,495	0.2
	Mexico: 0.1%
896	Other Securities	9,716	0.1
	Netherlands: 7.7%
2,129 (1)	ABN AMRO Group NV	52,219	0.6
3,532	Koninklijke Ahold Delhaize NV	80,849	0.9
7,244	Royal Dutch Shell PLC - Class A	230,780	2.6
2,810	Unilever NV	150,995	1.7
1,212	Wolters Kluwer NV	68,762	0.8
5,216	Other Securities	103,020	1.1
		686,625	7.7
	New Zealand: 0.3%
8,853	Other Securities	22,864	0.3
	Norway: 1.0%
2,456	Marine Harvest	59,460	0.7
3,628	Other Securities	31,307	0.3
		90,767	1.0
	Portugal: 0.3%
1,865	Other Securities	22,891	0.3
	Singapore: 2.5%
28,100	Singapore Telecommunications Ltd.	64,186	0.7
76,800	Other Securities	158,701	1.8
		222,887	2.5
	Spain: 2.5%
303 (1)	Aena SME SA	48,414	0.5
808	Amadeus IT Group SA	65,063	0.7
4,808	Other Securities	112,496	1.3
		225,973	2.5
	Sweden: 0.6%
5,095	Other Securities	55,382	0.6
	Switzerland: 9.9%
31	Givaudan	75,141	0.9
1,375	LafargeHolcim Ltd.-CHF	63,677	0.7
2,354	Nestle SA	198,732	2.2
1,603	Novartis AG	140,378	1.6
709	Roche Holding AG	172,544	1.9
267	Zurich Insurance Group AG	82,899	0.9
799	Other Securities	146,005	1.7
		879,376	9.9

See Accompanying Notes to Financial Statements
54

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 14.2%
34,319	Centrica PLC	$64,461	0.7
1,433	Coca-Cola European Partners PLC - USD	65,187	0.7
6,284	GlaxoSmithKline PLC	121,707	1.4
2,068	Imperial Brands PLC	70,049	0.8
18,740	Legal & General Group PLC	60,134	0.7
17,542	Marks & Spencer Group PLC	66,347	0.7
995	Next PLC	66,101	0.7
2,222	Persimmon PLC	65,031	0.7
3,062 (2)	Relx PLC (EUR Exchange)	60,589	0.7
4,812	SSE PLC	70,137	0.8
29,923	Taylor Wimpey PLC	61,612	0.7
41,815	Vodafone Group PLC	78,635	0.9
91,292	Other Securities	417,658	4.7
		1,267,648	14.2
	United States: 0.2%
114 (3)	Other Securities	16,502	0.2
	Total Common Stock (Cost $9,333,280)	8,697,127	97.4
EXCHANGE-TRADED FUNDS: 2.2%
3,150	iShares MSCI EAFE ETF	196,749	2.2
	Total Exchange-Traded Funds (Cost $207,952)	196,749	2.2
PREFERRED STOCK: 0.2%
	Germany: 0.2%
384	Other Securities	17,775	0.2
	Total Preferred Stock
	(Cost $20,365)	17,775	0.2
	Total Long-Term Investments (Cost $9,561,597)	8,911,651	99.8
SHORT-TERM INVESTMENTS:0.3%
	Mutual Funds: 0.3%
28,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070% (Cost $28,000)	28,000	0.3
	Total Short-Term Investments (Cost $28,000)	28,000	0.3

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $9,589,597)	$8,939,651	100.1
Liabilities in Excess of Other Assets	(6,526)	(0.1)
Net Assets	$8,933,125	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
The grouping contains non-income producing securities.

(4)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	18.8%
Industrials	13.5
Consumer Staples	12.6
Health Care	10.2
Consumer Discretionary	10.2
Materials	6.9
Communication Services	6.6
Energy	5.3
Information Technology	4.8
Real Estate	4.5
Utilities	4.2
Exchange-Traded Funds	2.2
Short-Term Investments	0.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
55

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of October 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$538,542	$—	$538,542
Belgium	—	117,390	—	117,390
China	—	50,540	—	50,540
Denmark	37,601	150,816	—	188,417
Finland	—	224,876	—	224,876
France	—	706,444	—	706,444
Germany	—	570,799	—	570,799
Hong Kong	20,825	381,840	—	402,665
Ireland	22,871	33,060	—	55,931
Israel	—	9,665	—	9,665
Italy	—	207,891	—	207,891
Japan	—	2,106,841	—	2,106,841
Luxembourg	—	16,495	—	16,495
Mexico	—	9,716	—	9,716
Netherlands	—	686,625	—	686,625
New Zealand	—	22,864	—	22,864
Norway	—	90,767	—	90,767
Portugal	—	22,891	—	22,891
Singapore	—	222,887	—	222,887
Spain	—	225,973	—	225,973
Sweden	—	55,382	—	55,382
Switzerland	—	879,376	—	879,376
United Kingdom	125,776	1,141,872	—	1,267,648
United States	16,502	—	—	16,502
Total Common Stock	223,575	8,473,552	—	8,697,127
Exchange-Traded Funds	196,749	—	—	196,749
Preferred Stock	—	17,775	—	17,775
Short-Term Investments	28,000	—	—	28,000
Total Investments, at fair value	$448,324	$8,491,327	$—	$8,939,651

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $121,798 and $49,242 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $9,551,072.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$190,716
Gross Unrealized Depreciation	(849,087)
Net Unrealized Depreciation	$(658,371)

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.7%
		Argentina: 0.6%
237,914 (1)		Other Securities	$2,198,914	0.6
		Brazil: 8.1%
280,470 (2)		B2W Cia Digital	2,598,577	0.7
69,000 (3)		Banco Santander Brasil S.A. ADR	781,770	0.2
101,391		Banco Santander Brasil SA	1,150,542	0.3
386,000		Fleury SA	2,166,745	0.6
256,338		Itau Unibanco Holding SA ADR	3,375,971	1.0
962,000		Movida Participacoes SA	2,049,889	0.6
106,000		Petroleo Brasileiro SA ADR	1,722,500	0.5
166,542		Vale SA ADR	2,514,784	0.7
2,482,333	(1)(4)	Other Securities	12,504,269	3.5
			28,865,047	8.1
		Chile: 0.3%
30,300 (1)		Other Securities	1,089,445	0.3
		China: 30.5%
115,822 (2)		Alibaba Group Holding Ltd. ADR	16,479,154	4.6
1,520,500	(2)(5)	A-Living Services Co. Ltd.	1,851,984	0.5
25,093 (2)		Baidu, Inc. ADR	4,769,176	1.3
59,800 (2)		Baozun, Inc. ADR	2,380,638	0.7
4,375,900		Beijing Enterprises Water Group Ltd.	2,234,594	0.6
4,724,000		China Construction Bank - H Shares	3,748,717	1.1
4,030,000 (3)		China Maple Leaf Educational Systems Ltd.	1,749,039	0.5
418,000		China Mobile Ltd.	3,915,773	1.1
2,026,882		Focus Media Information Technology Co. Ltd. - A Shares	1,754,117	0.5
2,587,000		Fu Shou Yuan International Group Ltd.	1,988,139	0.6
71,660		Huazhu Group Ltd. ADR	1,874,626	0.5
5,991,000		Industrial & Commercial Bank of China - H Shares	4,064,732	1.1
28,515		Kweichow Moutai Co. Ltd. - A Shares	2,258,704	0.6
7,200		PetroChina Co., Ltd. ADR	523,008	0.2
1,658,000		PetroChina Co., Ltd. - H Shares	1,192,141	0.3
1,160,500		Ping An Insurance Group Co. of China Ltd. - H Shares	10,971,404	3.1
935,000 (5)		Postal Savings Bank of China Co. Ltd. - H Shares	559,419	0.2
41,600 (2)		Sina Corp.	2,633,696	0.7
485,700		Tencent Holdings Ltd.	16,639,724	4.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China (continued)
58,400 (5)		YiChang HEC ChangJiang Pharmaceutical Co. Ltd. - H Shares	$200,158	0.1
15,592,457	(1)(4)	Other Securities	26,607,688	7.5
			108,396,631	30.5
		Egypt: 0.7%
2,638,394 (4)		Other Securities	2,432,130	0.7
		Georgia: 0.4%
73,172		Other Securities	1,458,483	0.4
		Germany: 0.3%
25,000	(2)(5)	Delivery Hero SE	1,006,623	0.3
		Hong Kong: 0.8%
529,200		Galaxy Entertainment Group Ltd.	2,873,098	0.8
		Hungary: 0.5%
95,213		Other Securities	1,890,444	0.5
		India: 6.8%
103,500		Cholamandalam Investment and Finance Co. Ltd.	1,777,739	0.5
53,150		HDFC Bank Ltd. ADR	4,725,567	1.3
64,250		HDFC Bank Ltd. - Foreign Premium	1,668,285	0.5
74,205		Housing Development Finance Corp.	1,775,247	0.5
75,200	(2)(5)	Quess Corp. Ltd.	738,505	0.2
9,591 (5)		Reliance Industries Ltd. GDR	273,768	0.1
451,355		Reliance Industries Ltd.	6,479,778	1.8
999,145 (4)		Other Securities	6,847,319	1.9
			24,286,208	6.8
		Indonesia: 1.3%
13,446,700		Bank Rakyat Indonesia	2,790,837	0.8
10,221,500 (4)		Other Securities	1,898,640	0.5
			4,689,477	1.3
		Kenya: 0.3%
5,025,000		Other Securities	1,139,754	0.3
		Kuwait: 0.3%
112,455		Other Securities	1,129,178	0.3
		Malaysia: 0.7%
1,071,000		Malaysia Airports Holdings Bhd	2,128,814	0.6
949,887		Other Securities	419,942	0.1
			2,548,756	0.7
		Mexico: 3.0%
34,267 (3)		Coca-Cola Femsa SA de CV ADR	1,952,876	0.5
2,490,456 (4)		Other Securities	8,725,193	2.5
			10,678,069	3.0

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 0.1%
85,124		Other Securities	$239,198	0.1
		Peru: 0.6%
90,650		Other Securities	2,239,792	0.6
		Philippines: 1.7%
3,335,400		Ayala Land, Inc.	2,474,881	0.7
11,501,170		Other Securities	3,401,968	1.0
			5,876,849	1.7
		Poland: 0.5%
50,808		Other Securities	1,599,896	0.5
		Russia: 5.0%
405,270		Gazprom PJSC - SPON ADR	1,904,769	0.6
23,515		Lukoil PJSC ADR	1,755,160	0.5
255,561		Rosneft Oil Co. PJSC GDR	1,790,529	0.5
400,497		Sberbank PAO ADR	4,681,810	1.3
70,600 (2)		Yandex NV	2,127,178	0.6
21,703,730 (4)		Other Securities	5,346,368	1.5
			17,605,814	5.0
		South Africa: 3.2%
30,025		Naspers Ltd.	5,266,412	1.5
1,484,110		Transaction Capital Ltd.	1,786,666	0.5
1,204,114 (4)		Other Securities	4,362,018	1.2
			11,415,096	3.2
		South Korea: 11.4%
7,755		LG Corp.	451,825	0.1
33,700 (3)		LG Display Co. Ltd. ADR	247,358	0.1
34,860		LG Display Co., Ltd.	508,660	0.1
9,498		LG Electronics, Inc.	530,984	0.2
101,673		LG Uplus Corp.	1,445,002	0.4
1,970	(2)(5)	Samsung Biologics Co. Ltd.	674,290	0.2
4,700		Samsung Electro-Mechanics Co. Ltd.	490,606	0.1
6,003		Samsung Electronics Co., Ltd. GDR	5,607,186	1.6
145,350		Samsung Electronics Co., Ltd.	5,441,293	1.5
2,434		Samsung Fire & Marine Insurance Co. Ltd.	594,857	0.2
8,866		Samsung Life Insurance Co. Ltd.	717,309	0.2
10,230		Samsung SDI Co., Ltd.	2,127,474	0.6
3,080		Samsung SDS Co. Ltd.	523,919	0.1
55,111		Shinhan Financial Group Co., Ltd.	2,052,655	0.6
1,371		SK Holdings Co. Ltd.	315,681	0.1
64,574		SK Hynix, Inc.	3,888,994	1.1
145,500 (3)		SK Telecom Co., Ltd. ADR	3,769,905	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
12,242		SK Telecom Co., Ltd.	$2,876,387	0.8
236,025	(1)(4)	Other Securities	8,210,754	2.3
			40,475,139	11.4
		Spain: 1.0%
130,898 (2)		CIE Automotive SA	3,464,394	1.0
		Switzerland: 0.2%
24,940	(2)(5)	Wizz Air Holdings PLC	818,006	0.2
		Taiwan: 8.4%
796,409		HON HAI Precision Industry Co., Ltd.	2,027,298	0.6
704,100		Taiwan Semiconductor Manufacturing Co., Ltd.	5,285,948	1.5
139,889		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,329,771	1.5
9,308,308 (4)		Other Securities	17,162,776	4.8
			29,805,793	8.4
		Thailand: 2.4%
1,042,300		CP ALL PCL	2,117,637	0.6
414,700		PTT Global Chemical PCL	968,798	0.3
998,100		PTT PCL	1,534,845	0.4
5,782,487 (1)		Other Securities	3,853,229	1.1
			8,474,509	2.4
		Turkey: 2.0%
553,930	(2)(5)	MLP Saglik Hizmetleri AS	1,317,540	0.4
2,701,990 (4)		Other Securities	5,843,951	1.6
			7,161,491	2.0
		United Arab Emirates: 0.3%
26,100		Other Securities	1,176,838	0.3
		United Kingdom: 0.3%
88,792 (4)		Other Securities	1,154,995	0.3
		United States: 1.0%
130,259 (4)		Other Securities	3,413,003	1.0
		Vietnam: 0.0%
7 (4)		Other Securities	12	0.0
		Total Common Stock (Cost $346,725,277)	329,603,082	92.7
PREFERRED STOCK: 3.1%
		Brazil: 1.0%
204,790		Itau Unibanco Holding S.A.	2,704,120	0.8
277,883		Other Securities	901,222	0.2
			3,605,342	1.0
		Russia: 0.3%
563,591 (4)		Other Securities	925,113	0.3
		South Korea: 1.8%
203,250		Samsung Electronics Co., Ltd.	6,412,690	1.8
		Total Preferred Stock (Cost $11,280,139)	10,943,145	3.1

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.2%
	United States: 0.2%
11,100 (4)	Other Securities	$667,110	0.2
	Total Closed-End Funds (Cost $436,194)	667,110	0.2
	Total Long-Term Investments (Cost $358,441,610)	341,213,337	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(6): 1.4%
1,197,587	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government Agency Obligations, 2.795%-5.500%, Market Value plus accrued interest $1,221,539, due 08/01/20-02/01/48)	1,197,587	0.3
1,197,587	BNP Paribas S.A., Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,221,539, due 11/15/18-10/01/48)	1,197,587	0.3
251,891	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.19%, due 11/01/18 (Repurchase Amount $251,906, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $256,929, due 11/30/19-09/09/49)	251,891	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
1,197,587	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,221,539, due 11/08/18-09/20/68)	$1,197,587	0.3
1,197,587	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,221,539, due 11/29/18-09/09/49)	1,197,587	0.4
		5,042,239	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
10,781,057 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $10,781,057)	10,781,057	3.1
	Total Short-Term Investments (Cost $15,823,296)	15,823,296	4.5
	Total Investments in Securities (Cost $374,264,906)	$357,036,633	100.5
	Liabilities in Excess of Other Assets	(1,664,379)	(0.5)
	Net Assets	$355,372,254	100.0

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains non-income producing securities.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	22.8%
Consumer Discretionary	16.0
Information Technology	15.4
Communication Services	14.7
Energy	6.9
Consumer Staples	6.1
Materials	4.6
Industrials	4.4
Health Care	2.7
Real Estate	1.7
Utilities	0.7
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,198,914	$—	$—	$2,198,914
Brazil	28,865,047	—	—	28,865,047
Chile	1,089,445	—	—	1,089,445
China	33,669,688	74,726,943	—	108,396,631
Egypt	1,896,209	535,921	—	2,432,130
Georgia	1,458,483	—	—	1,458,483
Germany	—	1,006,623	—	1,006,623
Hong Kong	—	2,873,098	—	2,873,098
Hungary	—	1,890,444	—	1,890,444
India	4,725,567	19,560,641	—	24,286,208
Indonesia	903,413	3,786,064	—	4,689,477
Kenya	—	1,139,754	—	1,139,754
Kuwait	1,129,178	—	—	1,129,178
Malaysia	—	2,548,756	—	2,548,756
Mexico	10,678,069	—	—	10,678,069
Netherlands	239,198	—	—	239,198
Peru	2,239,792	—	—	2,239,792
Philippines	1,760,499	4,116,350	—	5,876,849
Poland	—	1,599,896	—	1,599,896
Russia	12,900,735	4,705,079	—	17,605,814
South Africa	2,847,543	8,567,553	—	11,415,096
South Korea	5,172,343	35,302,796	—	40,475,139
Spain	—	3,464,394	—	3,464,394
Switzerland	—	818,006	—	818,006
Taiwan	6,951,929	22,853,864	—	29,805,793
Thailand	—	8,474,509	—	8,474,509
Turkey	583,348	6,578,143	—	7,161,491
United Arab Emirates	—	1,176,838	—	1,176,838
United Kingdom	805,024	349,971	—	1,154,995
United States	3,378,222	34,781	—	3,413,003
Vietnam	—	12	—	12
Total Common Stock	123,492,646	206,110,436	—	329,603,082
See Accompanying Notes to Financial Statements
60

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Preferred Stock	3,605,342	7,337,803	—	10,943,145
Closed-End Funds	667,110	—	—	667,110
Short-Term Investments	10,781,057	5,042,239	—	15,823,296
Total Investments, at fair value	$138,546,155	$218,490,478	$—	$357,036,633
Other Financial Instruments+
Forward Foreign Currency Contracts	—	113	—	113
Total Assets	$138,546,155	$218,490,591	$—	$357,036,746
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(153)	$—	$(153)
Total Liabilities	$—	$(153)	$—	$(153)

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $11,653,968 and $3,065,462 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN 135,650	USD 35,389	Deutsche Bank AG	11/05/18	$(35)
HUF 22,574,287	USD 78,659	Standard Chartered Bank	11/06/18	113
PLN 462,134	USD 120,492	The Bank of New York Mellon	11/05/18	(48)
MXN 3,847,623	USD 189,390	The Bank of New York Mellon	11/05/18	(70)
				$(40)

Currency Abbreviations
HUF – Hungarian Forint
MXN – Mexican Peso
PLN – Polish Zloty
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$113
Total Asset Derivatives		$113
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$153
Total Liability Derivatives		$153

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2018 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(17,075)	$(17,075)
Foreign exchange contracts	(31,047)	—	(31,047)
Total	$(31,047)	$(17,075)	$(48,122)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(72)
Total	$(72)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
	Deutsche Bank AG	Standard Chartered Bank	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$113	$—	$113
Total Assets	$—	$113	$—	$113
Liabilities:
Forward foreign currency contracts	$35	$—	$118	$153
Total Liabilities	$35	$—	$118	$153
Net OTC derivative instruments by counterparty, at fair value	$(35)	$113	$(118)	$(40)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(35)	$113	$(118)	$(40)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $377,725,972.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$19,952,610
Gross Unrealized Depreciation	(39,701,050)
Net Unrealized Depreciation	$(19,748,440)

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK:91.6%
		Australia: 1.2%
340,952		Other Securities	$5,957,405	1.2
		Austria: 0.6%
53,848		Andritz AG	2,790,930	0.5
10,128		Other Securities	394,560	0.1
			3,185,490	0.6
		Belgium: 0.8%
41,939		Other Securities	3,910,990	0.8
		Brazil: 0.4%
354,300		Other Securities	1,763,020	0.4
		Canada: 4.1%
55,431		Canadian National Railway Co. - CNR	4,738,657	1.0
81,308		Magna International, Inc.	4,002,865	0.8
41,200		Methanex Corp.	2,668,009	0.5
80,383		Suncor Energy, Inc.	2,696,428	0.5
233,799		Other Securities	6,392,658	1.3
			20,498,617	4.1
		China: 4.6%
33,191 (1)		Alibaba Group Holding Ltd. ADR	4,722,416	0.9
13,593,305	(1)(2)	China Tower Corp. Ltd. - H Shares	2,062,756	0.4
295,381		Ping An Insurance Group Co. of China Ltd. - H Shares	2,792,541	0.6
103,199		Tencent Holdings Ltd.	3,535,522	0.7
1,748,048	(3)(4)	Other Securities	9,913,042	2.0
			23,026,277	4.6
		Colombia: 0.4%
57,000		Other Securities	2,105,580	0.4
		Denmark: 1.2%
98,169		Other Securities	5,942,737	1.2
		Finland: 1.6%
78,671		Kone OYJ	3,829,250	0.8
236,296 (4)		Other Securities	4,029,081	0.8
			7,858,331	1.6
		France: 8.5%
23,058		Capgemini SE	2,815,477	0.6
48,475		Cie Generale des Etablissements Michelin SCA	4,962,580	1.0
44,632		Safran S.A.	5,767,665	1.2
64,304		Total SA	3,773,045	0.7
51,357		Vinci SA	4,570,716	0.9
683,966 (4)		Other Securities	20,245,166	4.1
			42,134,649	8.5
		Germany: 5.1%
12,449		Muenchener Rueckversicherungs- Gesellschaft AG	2,673,851	0.5
33,072		SAP SE	3,541,115	0.7
58,579		Vonovia SE	2,676,841	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
42,804	(1)(2)	Zalando SE	$1,654,586	0.3
344,209		Other Securities	14,909,411	3.0
			25,455,804	5.1
		Hong Kong: 0.9%
359,400		AIA Group Ltd.	2,733,973	0.5
148,300		Other Securities	1,978,348	0.4
			4,712,321	0.9
		India: 1.6%
318,152		Infosys Ltd. ADR	3,012,900	0.6
492,961	(3)(4)	Other Securities	4,892,706	1.0
			7,905,606	1.6
		Ireland: 1.7%
1,113,228		Greencore Group PLC	2,694,309	0.5
35,690		Medtronic PLC	3,205,676	0.7
46,340 (4)		Other Securities	2,690,304	0.5
			8,590,289	1.7
		Israel: 1.0%
192,267		Teva Pharmaceutical Industries Ltd. ADR	3,841,495	0.8
145,282		Other Securities	905,936	0.2
			4,747,431	1.0
		Italy: 0.6%
13,491		Ferrari NV	1,579,812	0.3
76,639	(1)(2)	Pirelli & C SpA	563,206	0.1
68,719		Other Securities	857,605	0.2
			3,000,623	0.6
		Japan: 12.6%
127,696		Daiwa House Industry Co., Ltd.	3,855,696	0.8
56,800		Don Quijote Holdings Co. Ltd.	3,393,076	0.7
198,000		Kansai Electric Power Co., Inc.	3,030,489	0.6
42,320		Kao Corp.	2,815,221	0.5
161,900		KDDI Corp.	3,917,956	0.8
370,200 (1)		Nexon Co. Ltd.	4,222,964	0.8
53,100		Shiseido Co., Ltd.	3,350,371	0.7
142,800		Sumitomo Mitsui Financial Group, Inc.	5,559,932	1.1
727,401		Other Securities	32,719,513	6.6
			62,865,218	12.6
		Luxembourg: 0.2%
75,164		Other Securities	1,106,456	0.2
		Netherlands: 4.9%
56,054 (2)		ABN AMRO Group NV	1,374,862	0.3
82,611	(1)(2)	DP Eurasia NV	122,488	0.0
238,620		Royal Dutch Shell PLC - Class A	7,601,985	1.5
45,564		Unilever NV	2,448,369	0.5
359,634 (4)		Other Securities	12,595,355	2.6
			24,143,059	4.9

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 2.4%
62,647	Yara International ASA	$2,690,271	0.5
668,912	Other Securities	9,176,303	1.9
		11,866,574	2.4
	Portugal: 0.3%
113,789	Other Securities	1,396,637	0.3
	Russia: 0.2%
29,424 (4)	Other Securities	886,545	0.2
	Singapore: 1.4%
254,636	United Overseas Bank Ltd.	4,502,091	0.9
1,755,580	Other Securities	2,657,043	0.5
		7,159,134	1.4
	South Africa: 1.0%
159,345	Other Securities	4,937,340	1.0
	South Korea: 3.2%
134,228	Samsung Electronics Co., Ltd.	5,024,932	1.0
338,022 (4)	Other Securities	10,756,356	2.2
		15,781,288	3.2
	Spain: 1.6%
146,361	Industria de Diseno Textil SA	4,125,119	0.8
335,555	Other Securities	3,636,219	0.8
		7,761,338	1.6
	Sweden: 3.5%
382,789	Svenska Handelsbanken AB	4,160,856	0.8
613,380 (4)	Other Securities	13,153,149	2.7
		17,314,005	3.5
	Switzerland: 6.7%
41,640	Ferguson PLC	2,807,350	0.6
69,793	Nestle SA	5,892,142	1.2
142,399	Novartis AG	12,470,218	2.5
297,184 (3)	Other Securities	12,247,218	2.4
		33,416,928	6.7
	Taiwan: 1.4%
87,983	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,352,152	0.7
508,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,813,750	0.7
		7,165,902	1.4
	Thailand: 0.5%
588,800	Other Securities	2,443,494	0.5
	United Kingdom: 15.5%
304,676 (2)	Auto Trader Group PLC	1,592,043	0.3
109,157	BHP Billiton PLC	2,177,540	0.4
61,028	BHP Billiton PLC ADR	2,456,377	0.5
137,555	British American Tobacco PLC	5,963,047	1.2
826,100	Cineworld Group PLC	3,105,500	0.6
240,559	Compass Group PLC	4,731,509	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom (continued)
17,405 (1)		Linde PLC	$2,855,538	0.6
40,300		Next PLC	2,677,243	0.5
195,069		Prudential PLC	3,905,989	0.8
65,481		Rio Tinto PLC	3,179,154	0.7
49,692		Unilever PLC	2,632,168	0.5
4,864,302 (4)		Other Securities	41,901,088	8.4
			77,177,196	15.5
		United States: 1.9%
21,388		Aon PLC	3,340,378	0.7
59,966		Popular, Inc.	3,118,831	0.6
33,616 (4)		Other Securities	3,190,785	0.6
			9,649,994	1.9
		Total Common Stock (Cost $453,042,453)	455,866,278	91.6
PREFERRED STOCK: 0.5%
		Germany: 0.5%
16,218		Other Securities	2,494,214	0.5
		United States: 0.0%
2,046	(1)(5)(6)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	95,957	0.0
		Total Preferred Stock (Cost $2,674,461)	2,590,171	0.5
		Total Long-Term Investments (Cost $455,716,914)	458,456,449	92.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateral(7): 0.2%
761,368	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/18, 2.40%, due 11/01/18 (Repurchase Amount $761,418, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $776,595, due 02/29/20-09/ 09/49) (Cost $761,368)	761,368	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
14,483,482 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $14,483,482)	14,483,482	2.9

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018 (continued)

Shares	Value	Percentage of Net Assets
Total Short-Term Investments (Cost $15,244,850)	$15,244,850	3.1
Total Investments in Securities (Cost $470,961,764)	$473,701,299	95.2
Assets in Excess of Other Liabilities	23,815,713	4.8
Net Assets	$497,517,012	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(6)
Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2018, the Fund held restricted securities with a fair value of  $95,957 or 0.0% of net assets. Please refer to the table below for additional details.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Financials	17.2%
Industrials	14.7
Consumer Discretionary	12.3
Communication Services	9.6
Health Care	8.8
Consumer Staples	8.1
Materials	7.5
Information Technology	6.2
Energy	4.1
Utilities	1.9
Real Estate	1.7
Short-Term Investments	3.1
Assets in Excess of Other Liabilities	4.8
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$5,957,405	$—	$5,957,405
Austria	2,790,930	394,560	—	3,185,490
Belgium	—	3,910,990	—	3,910,990
Brazil	1,763,020	—	—	1,763,020
Canada	20,498,617	—	—	20,498,617
China	11,713,903	11,312,374	—	23,026,277
Colombia	2,105,580	—	—	2,105,580
Denmark	—	5,942,737	—	5,942,737
Finland	—	7,858,331	—	7,858,331
France	—	42,134,649	—	42,134,649
Germany	—	25,455,804	—	25,455,804
Hong Kong	—	4,712,321	—	4,712,321
India	5,842,455	2,063,151	—	7,905,606
Ireland	5,895,980	2,694,309	—	8,590,289
See Accompanying Notes to Financial Statements
65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Israel	3,841,495	905,936	—	4,747,431
Italy	—	3,000,623	—	3,000,623
Japan	1,932,563	60,932,655	—	62,865,218
Luxembourg	—	1,106,456	—	1,106,456
Netherlands	2,167,805	21,975,254	—	24,143,059
Norway	—	11,866,574	—	11,866,574
Portugal	—	1,396,637	—	1,396,637
Russia	886,545	—	—	886,545
Singapore	—	7,159,134	—	7,159,134
South Africa	968,412	3,968,928	—	4,937,340
South Korea	—	15,781,288	—	15,781,288
Spain	—	7,761,338	—	7,761,338
Sweden	4,403,706	12,910,299	—	17,314,005
Switzerland	—	33,416,928	—	33,416,928
Taiwan	3,352,152	3,813,750	—	7,165,902
Thailand	—	2,443,494	—	2,443,494
United Kingdom	5,311,915	71,865,281	—	77,177,196
United States	9,649,994	—	—	9,649,994
Total Common Stock	83,125,072	372,741,206	—	455,866,278
Preferred Stock	—	2,494,214	95,957	2,590,171
Short-Term Investments	14,483,482	761,368	—	15,244,850
Total Investments, at fair value	$97,608,554	$375,996,788	$95,957	$473,701,299
Other Financial Instruments+
Forward Foreign Currency Contracts	—	659	—	659
Total Assets	$97,608,554	$375,997,447	$95,957	$473,701,958
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(807)	$—	$(807)
Total Liabilities	$—	$(807)	$—	$(807)

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $9,302,019 and $3,370,390 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$56,114	$95,957
		$56,114	$95,957

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018 (continued)

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 90,447	JPY 10,144,044	BNP Paribas	11/01/18	$547
USD 228,689	JPY 25,875,526	Goldman Sachs International	11/05/18	(683)
USD 24,610	JPY 2,774,307	Morgan Stanley	11/02/18	23
USD 24,792	JPY 2,787,417	The Bank of New York Mellon	11/01/18	89
SGD 28,237	USD 20,405	The Bank of New York Mellon	11/02/18	(19)
JPY 8,132,260	USD 72,081	The Bank of New York Mellon	11/02/18	(10)
BRL 1,254	USD 337	The Bank of New York Mellon	11/05/18	—
USD 23,902	JPY 2,707,089	The Bank of New York Mellon	11/05/18	(95)
				$(148)

Currency Abbreviations
BRL − Brazilian Real
JPY − Japanese Yen
SGD − Singapore Dollar
USD − United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$659
Total Asset Derivatives		$659
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$807
Total Liability Derivatives		$807

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(60,464)
Total	$(60,464)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,124
Total	$1,124

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2018 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
	BNP Paribas	Goldman Sachs International	Morgan Stanley	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$547	$—	$23	$89	$659
Total Assets	$547	$—	$23	$89	$659
Liabilities:
Forward foreign currency contracts	$—	$683	$—	$124	$807
Total Liabilities	$—	$683	$—	$124	$807
Net OTC derivative instruments by counterparty, at fair value	$547	$(683)	$23	$(35)	$(148)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$547	$(683)	$23	$(35)	$(148)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $474,301,792.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$37,928,767
Gross Unrealized Depreciation	(38,519,273)
Net Unrealized Depreciation	$(590,506)

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Australia: 9.2%
58,487		BHP Billiton Ltd.	$1,349,509	0.3
22,308		Rio Tinto Ltd.	1,213,830	0.3
650,139		Scentre Group	1,831,611	0.5
689,328		Stockland	1,763,380	0.5
82,767		Wesfarmers Ltd.	2,741,054	0.7
124,537		Westpac Banking Corp.	2,365,672	0.6
113,802		Woolworths Group Ltd	2,296,912	0.6
3,986,104 (1)		Other Securities	22,062,339	5.7
			35,624,307	9.2
		Austria: 0.8%
36,874		OMV AG	2,047,697	0.6
27,303		Other Securities	876,321	0.2
			2,924,018	0.8
		Belgium: 0.8%
61,871		Other Securities	3,186,019	0.8
		Brazil: 0.2%
40,062		Other Securities	604,936	0.2
		Canada: 6.5%
6,774 (2)		Hydro One Ltd.	98,539	0.0
36,224		Rogers Communications, Inc.	1,865,339	0.5
76,590		Suncor Energy, Inc.	2,569,193	0.7
556,618 (1)		Other Securities	20,496,813	5.3
			25,029,884	6.5
		China: 2.5%
2,060,000		China Construction Bank - H Shares	1,634,707	0.4
706,000		China Shenhua Energy Co., Ltd. - H Shares	1,597,290	0.4
3,614,571 (1)		Other Securities	6,475,507	1.7
			9,707,504	2.5
		Denmark: 1.8%
50,966		Novo Nordisk A/S	2,201,046	0.6
6,267 (2)		Orsted A/S	397,395	0.1
69,962 (1)		Other Securities	4,227,596	1.1
			6,826,037	1.8
		Finland: 1.5%
86,318		UPM-Kymmene OYJ	2,775,001	0.7
114,578 (1)		Other Securities	3,035,149	0.8
			5,810,150	1.5
		France: 6.3%
49,700		Klepierre SA	1,684,197	0.4
33,864		Sanofi	3,026,090	0.8
29,436		Total SA	1,727,161	0.5
1,248	(2)(3)	Worldline SA/France	65,658	0.0
454,738 (1)		Other Securities	17,935,693	4.6
			24,438,799	6.3
		Germany: 5.2%
25,367		BASF SE	1,946,617	0.5
21,644 (2)		Covestro AG	1,395,788	0.4
13,718 (2)		Deutsche Pfandbriefbank AG	182,153	0.1
2,236 (2)		Innogy SE	98,751	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
502,023	(1)(4)	Other Securities	$16,366,379	4.2
			19,989,688	5.2
		Hong Kong: 3.0%
300,000		Link REIT	2,666,129	0.7
693,000 (2)		WH Group Ltd.	486,669	0.1
1,957,939		Other Securities	8,531,375	2.2
			11,684,173	3.0
		India: 0.5%
323,393		Other Securities	1,983,523	0.5
		Ireland: 0.3%
30,867		Other Securities	1,124,844	0.3
		Israel: 0.4%
425,738 (1)		Other Securities	1,702,882	0.4
		Italy: 1.6%
45,146	(2)(3)	Enav SpA	203,490	0.0
484,073		Enel S.p.A.	2,373,429	0.6
33,722 (2)		Poste Italiane SpA	241,967	0.1
644,690 (1)		Other Securities	3,561,239	0.9
			6,380,125	1.6
		Japan: 20.4%
136,000		Astellas Pharma, Inc.	2,101,228	0.5
255,600		JXTG Holdings, Inc.	1,727,085	0.5
271,300		Marubeni Corp.	2,199,887	0.6
18,600		Mitsubishi Chemical Holdings Corp.	144,994	0.0
88,100		Mitsubishi Corp.	2,479,602	0.6
14,600		Mitsubishi Electric Corp.	184,828	0.1
3,200		Mitsubishi Estate Co., Ltd.	51,142	0.0
4,800		Mitsubishi Gas Chemical Co., Inc.	80,574	0.0
6,500		Mitsubishi Heavy Industries Ltd.	229,136	0.1
142,100		Mitsui & Co., Ltd.	2,374,293	0.6
69,300		NTT DoCoMo, Inc.	1,718,560	0.4
105,500		ORIX Corp.	1,718,701	0.5
140,200		Sumitomo Corp.	2,126,368	0.6
800		Toyota Industries Corp.	39,298	0.0
35,800		Toyota Motor Corp.	2,097,199	0.5
7,500		Toyota Tsusho Corp.	270,665	0.1
2,708,900 (1)		Other Securities	59,395,883	15.3
			78,939,443	20.4
		Luxembourg: 0.0%
6,592		Other Securities	209,427	0.0
		Macau: 0.2%
874,000		Other Securities	708,240	0.2
		Mexico: 0.1%
217,600		Other Securities	556,393	0.1
		Netherlands: 3.9%
139,756		Koninklijke Ahold Delhaize NV	3,199,069	0.8
60,102		Koninklijke Philips NV	2,241,544	0.6
13,535 (2)		Signify NV	333,427	0.1

See Accompanying Notes to Financial Statements
69

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
60,690		Royal Dutch Shell PLC - Class A	$1,933,469	0.5
52,762		Royal Dutch Shell PLC - Class B	1,720,724	0.4
21,787		Unilever NV	1,170,718	0.3
100,715 (1)		Other Securities	4,530,776	1.2
			15,129,727	3.9
		New Zealand: 0.5%
683,096 (1)		Other Securities	1,985,370	0.5
		Norway: 1.9%
24,258	(2)(3)	Aker Solutions ASA	159,614	0.0
92,387		Equinor ASA	2,389,710	0.6
88,536		Telenor ASA	1,623,340	0.4
180,855		Other Securities	3,362,080	0.9
			7,534,744	1.9
		Poland: 0.2%
184,967 (1)		Other Securities	609,487	0.2
		Portugal: 0.2%
137,285		Other Securities	772,384	0.2
		Russia: 0.4%
127,643		Other Securities	1,571,199	0.4
		Singapore: 1.0%
19,100 (2)		BOC Aviation Ltd.	136,910	0.1
1,327,300		Other Securities	3,616,525	0.9
			3,753,435	1.0
		South Africa: 0.0%
846		Other Securities	148,389	0.0
		South Korea: 2.5%
67,077		Samsung Electronics Co., Ltd.	2,511,081	0.7
419		Samsung Fire & Marine Insurance Co. Ltd.	102,401	0.0
4,624		SK Hynix, Inc.	278,482	0.1
6,968		SK Innovation Co. Ltd.	1,307,685	0.3
987		SK Telecom Co., Ltd.	231,906	0.1
188,487 (1)		Other Securities	5,142,241	1.3
			9,573,796	2.5
		Spain: 3.0%
55,344		ACS Actividades de Construccion y Servicios SA	2,072,149	0.5
7,429 (2)		Aena SME SA	1,187,013	0.3
34,916		Amadeus IT Group SA	2,811,581	0.7
523,176		Other Securities	5,672,379	1.5
			11,743,122	3.0
		Sweden: 4.0%
167,740		Sandvik AB	2,651,768	0.7
86,730		Swedbank AB	1,950,952	0.5
730,531 (1)		Other Securities	10,964,307	2.8
			15,567,027	4.0
		Switzerland: 4.9%
30,301		Nestle SA	2,558,105	0.7
19,652		Novartis AG	1,720,972	0.4
2,268		Partners Group	1,614,714	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
16,734	Roche Holding AG	$4,072,426	1.0
140,939	Other Securities	9,146,764	2.4
		19,112,981	4.9
	Taiwan: 1.5%
513,000	Formosa Chemicals & Fibre Co.	1,861,706	0.5
6,778,000	Other Securities	3,914,443	1.0
		5,776,149	1.5
	United Kingdom: 12.4%
206,827	3i Group PLC	2,315,907	0.6
16,449 (2)	Auto Trader Group PLC	85,952	0.0
37,073	BHP Billiton PLC	739,558	0.2
301,477	BP PLC	2,177,786	0.6
163,507	GlaxoSmithKline PLC	3,166,766	0.8
653,192	Legal & General Group PLC	2,096,014	0.5
2,958,480	Lloyds Banking Group Plc	2,158,921	0.6
181,663	Pearson PLC	2,086,935	0.5
75,558	Rio Tinto PLC	3,668,400	1.0
17,428	Unilever PLC	923,155	0.2
3,809,116 (1)	Other Securities	28,585,673	7.4
		48,005,067	12.4
	United States: 0.0%
18,600 (2)	Samsonite International SA	53,642	0.0
	Total Common Stock (Cost $390,377,464)	378,766,911	97.7
PREFERRED STOCK: 0.1%
	Germany: 0.1%
4,910	Other Securities	323,416	0.1
	United Kingdom: 0.0%
1,686,774 (1)	Other Securities	2,156	0.0
	Total Preferred Stock (Cost $358,867)	325,572	0.1
	Total Long-Term Investments (Cost $390,736,331)	$379,092,483	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateral(5): 0.1%
117,348	Citigroup, Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $119,695, due 10/01/19-09/09/49)	117,348	0.0

See Accompanying Notes to Financial Statements
70

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
117,348	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $119,695, due 07/01/23-01/01/57)	$117,348	0.0
24,571	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $24,572, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $25,062, due 04/30/20-09/09/49)	24,571	0.0
117,348	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $119,695, due 11/08/18-09/20/68)	117,348	0.0
117,348	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $119,695, due 11/29/18-09/09/49)	117,348	0.1
		493,963	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
459,870 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%	459,870	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
2,840,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%	$2,840,000	0.8
	Total Mutual Funds (Cost $3,299,870)	3,299,870	0.9
	Total Short-Term Investments (Cost $3,793,833)	3,793,833	1.0
	Total Investments in Securities (Cost $394,530,164)	$382,886,316	98.8
	Assets in Excess of Other Liabilities	4,692,011	1.2
	Net Assets	$387,578,327	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Non-income producing security.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2018.

Sector Diversification	Percentage of Net Assets
Industrials	16.4%
Financials	13.7
Consumer Discretionary	9.3
Materials	9.2
Consumer Staples	9.1
Energy	8.3
Real Estate	7.3
Health Care	7.1
Communication Services	5.9
Information Technology	5.9
Utilities	5.6
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements
71

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$339,977	$35,284,330	$—	$35,624,307
Austria	90,132	2,833,886	—	2,924,018
Belgium	—	3,186,019	—	3,186,019
Brazil	604,936	—	—	604,936
Canada	25,029,884	—	—	25,029,884
China	1,162,570	8,544,934	—	9,707,504
Denmark	—	6,826,037	—	6,826,037
Finland	—	5,810,150	—	5,810,150
France	184,185	24,254,614	—	24,438,799
Germany	—	19,989,688	—	19,989,688
Hong Kong	83,076	11,601,097	—	11,684,173
India	—	1,983,523	—	1,983,523
Ireland	327,962	796,882	—	1,124,844
Israel	—	1,702,882	—	1,702,882
Italy	—	6,380,125	—	6,380,125
Japan	—	78,939,443	—	78,939,443
Luxembourg	107,567	101,860	—	209,427
Macau	—	708,240	—	708,240
Mexico	556,393	—	—	556,393
Netherlands	—	15,129,727	—	15,129,727
New Zealand	—	1,985,370	—	1,985,370
Norway	—	7,534,744	—	7,534,744
Poland	—	609,487	—	609,487
Portugal	342,850	429,534	—	772,384
Russia	—	1,571,199	—	1,571,199
Singapore	—	3,753,435	—	3,753,435
South Africa	—	148,389	—	148,389
South Korea	102,401	9,471,395	—	9,573,796
Spain	—	11,743,122	—	11,743,122
Sweden	129,180	15,437,847	—	15,567,027
Switzerland	159,658	18,953,323	—	19,112,981
Taiwan	—	5,776,149	—	5,776,149
United Kingdom	244,353	47,760,714	—	48,005,067
United States	—	53,642	—	53,642
Total Common Stock	29,465,124	349,301,787	—	378,766,911
Preferred Stock	—	325,572	—	325,572
Short-Term Investments	3,299,870	493,963	—	3,793,833
Total Investments, at fair value	$32,764,994	$350,121,322	$—	$382,886,316
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1	—	1
Total Assets	$32,764,994	$350,121,323	$—	$382,886,317
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5)	$—	$(5)
Futures	(93,848)	—	—	(93,848)
Total Liabilities	$(93,848)	$(5)	$—	$(93,853)

(1)
For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $9,874,415 and $1,853,927 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements
72

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS 52,000	USD 13,981	The Bank of New York Mellon	11/05/18	$1
PLN 10,000	USD 2,612	The Bank of New York Mellon	11/05/18	(5)
				$(4)

At October 31, 2018, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	38	12/21/18	$3,443,750	$(93,848)
			$3,443,750	$(93,848)

Currency Abbreviations
ILS – Israeli New Shekel
PLN – Polish Zloty
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1
Total Asset Derivatives		$1
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5
Equity contracts	Net Assets — Unrealized appreciation*	93,848
Total Liability Derivatives		$93,853

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(57,302)	$(57,302)
Foreign exchange contracts	(96,376)	—	(96,376)
Total	$(96,376)	$(57,302)	$(153,678)

See Accompanying Notes to Financial Statements
73

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2018 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(107,048)	$(107,048)
Foreign exchange contracts	(4)	—	(4)
Total	$(4)	$(107,048)	$(107,052)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2018:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$1
Total Assets	$1
Liabilities:
Forward foreign currency contracts	$5
Total Liabilities	$5
Net OTC derivative instruments by counterparty, at fair value	$(4)
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(4)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $396,522,139.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$14,689,437
Gross Unrealized Depreciation	(28,304,657)
Net Unrealized Depreciation	$(13,615,220)

See Accompanying Notes to Financial Statements
74

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Corporate Leaders® 100 Fund
Class A	NII	$0.2156
Class I	NII	$0.2426
All Classes	STCG	$0.2239
Voya Global Equity Dividend Fund
Class A	NII	$0.2628
Class C	NII	$0.1553
Class I	NII	$0.2980
Class O	NII	$0.2627
Class W	NII	$0.2971
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.5761
Class I	NII	$0.6239
All Classes	STCG	$0.3048
All Classes	LTCG	$0.0091
Fund Name	Type	Per Share Amount
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.1449
Class C	NII	$0.0572
Class I	NII	$0.1857
Class P3	NII	$—
Class R	NII	$0.1181
Class W	NII	$0.1734
Voya Multi-Manager International Equity Fund
Class I	NII	$0.2126
Class P3	NII	$—
Class I	STCG	$0.0661
Voya Multi-Manager International Factors Fund
Class I	NII	$0.3345
Class P3	NII	$—
Class W	NII	$0.3347
All Classes, except Class P3	STCG	$0.3216

NII  –  Net investment income
STCG  –  Short-term capital gain
LTCG  –  Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Corporate Leaders® 100	33.86%
Global Equity Dividend	67.59%
International High Dividend Low Volatility	23.83%
Multi-Manager Emerging Markets Equity	0.14%
Multi-Manager International Equity	0.46%
For the year ended October 31, 2018, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Corporate Leaders® 100	68.09%
Global Equity Dividend	100.00%
International High Dividend Low Volatility	70.83%
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager International Equity	100.00%
Multi-Manager International Factors	44.43%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
International High Dividend Low Volatility	$7,843
75

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International High Dividend Low Volatility	$19,640	$0.0222	78.94%
Multi-Manager Emerging Markets Equity	$706,025	$0.0218	100.00%
Multi-Manager International Equity	$892,298	$0.0204	88.31%
Multi-Manager International Factors	$963,402	$0.0242	100.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
76

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	150	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	150	None.
77

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

78

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
79

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 –Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
80

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

81

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210          (1018-122018)

Annual Report
October 31, 2018
Classes A and I
■
Voya CBRE Global Infrastructure Fund

■
Voya CBRE Long/Short Fund

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This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Keeping an Eye on the Path Forward
Dear Shareholder,
When historians look back at 2018, one of the key features of the year probably will be the return of volatility to the financial markets. Through almost three full quarters, markets continued to press forward, but in September and October investor sentiment shifted and both stocks and bonds retreated. In our view, there were numerous causes for this sentiment shift, including concerns over rising interest rates, decelerating earnings and uncertainty over potentially hawkish Federal Reserve monetary policy. We see it as indigestion from a combination of these worries, plus investors overreacting to modest changes in the late-cycle economic environment. Painful memories of the global financial crisis ten years ago may have exacerbated the move lower, in our opinion.
In our view, how this sentiment shift plays out will have implications for future return potential. We believe the sell-off was an overdone technical correction. Markets have repriced risk across the board, but we do not see material deterioration in the economic fundamentals. The job market is booming and consumer confidence is elevated. In our view, manufacturing continues to expand, corporate profits are still strong and business confidence is high. We expect that at some point, the rate of corporate earnings growth may revert to its long-term, historical average, but we do not believe that deceleration from its current lofty level should lead to a prolonged retreat of asset valuations.
Despite the drop in stock and bond prices, we think the U.S. economy remains strong enough to keep the Federal Reserve on course for its planned series of interest rate hikes into 2019. Commensurate with economic growth are rising interest rates, which in our opinion, are likely to create market volatility. Nonetheless, in light of economic strength, we believe markets will regain their composure and refocus on the positive fundamentals. We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 15, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2018

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first half of the fiscal year, the Index was up a slim 2.37%. The next five months saw the Index gain nearly 7%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, leaving the Index up just 2.06% for the fiscal year. (The Index returned 1.16% for the year ended October 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imported goods, covering more than 5,000 items, including day-to-day consumer goods, valued at some $200 billion. The tariffs would take effect one week later and the rate would increase to 25% at the beginning of 2019. The day after the announcement, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports to China. But investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, without breaking through. But as September ended, the 10-year Treasury yield, which had not been able to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of the rising Treasury yield which shook investors’ confidence: 2.88% to 3.23% in 22 days to October 5. If so, Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral” didn’t help. Commentators increasingly wrote about the fear that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and
China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending October at 0.28%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 2.05%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 3.02%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 0.98%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 7.35%, having given up a similar amount since the September 20 record close. The earnings per share of its constituent companies grew by about 25% year-over-year in both the first and second quarters, the most since 2010. Consumer discretionary was the top performer, up 15.16%. Materials was the weakest sector, down 9.35%, perhaps reflecting trade tensions on already fragile global growth.
In currencies, the dollar rose 2.93% against the euro, 4.13% against the pound and slipped 0.35% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets were shaken by the upsurge in volatility in early 2018 and again in October on the concerns described above. MSCI Japan® Index fell 4.22% for the fiscal year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 7.16%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. MSCI UK® Index slipped 0.91%. General weakness in banks and specific weakness in one heavily weighted consumer staples constituent, was mitigated by strength in energy as oil prices rose, and in the UK’s large pharmaceuticals names.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
FTSE Global Core Infrastructure 50/50 Index	An unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy, and telecommunications).
HFRX Equity Hedge Index	An index that measures the performance of funds which maintains at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
UBS Global Infrastructure & Utilities 50/50 Index	An unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.
3

Voya CBRE Global Infrastructure Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

United States	50.1%
Canada	13.9%
Spain	10.1%
Australia	8.5%
United Kingdom	4.4%
France	2.8%
Japan	2.6%
Mexico	2.0%
Italy	1.8%
Germany	1.5%
Other country^	0.7%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 1 country.
Portfolio holdings are subject to change daily.
Voya CBRE Global Infrastructure Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Jeremy Anagnos, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.16% compared to the FTSE Global Core Infrastructure 50/50 Index, which returned -2.92%.
Portfolio Specifics: Global listed infrastructure stocks delivered a negative total return of 2.9% for the twelve-month period. Although all regions delivered negative performance, the Americas and Asian regions were modest outperformers, down 0.2% and 0.3% respectively, while Europe and the emerging markets regions were down on the order of 10% for the period. In the Americas, positive performance in the rail sector was offset by negative performance in the midstream/pipelines and transportation sectors. In Asia, utilities was the sole sector that delivered positive returns, offsetting returns in the transportation sector. In Europe, continental transportation stocks and U.K. utilities performed poorly during the period, more than offsetting the positive performance of the continental European communication and renewable sectors. In the emerging markets, the lone bright spot was positive performance in the rail sector.
The Fund underperformed the benchmark net of fees and expenses during the reporting period. On a gross of fee basis, the Fund outperformed the benchmark and was primarily driven by positive stock selections, which was positive in all regions except the Asia-Pacific region. In the Americas, strong stock selection in the midstream/pipelines sector drove the majority of the relative outperformance. In Europe, stock selection in the transportation sector accounted for most of the outperformance on the continent, while positioning in the utilities sector added value in the U.K. Selective decisions in the emerging markets helped performance as stock selection in the transportation sector added value. Sector allocation detracted from relative performance during the period as the value added from an underweight position to the underperforming emerging markets was more than offset by positioning decisions in the Americas and continental Europe. In the Americas, overweight positions to the underperforming midstream/pipelines and transportation sectors hurt performance. In continental Europe, an overweight position to the underperforming transportation sector drove the relative underperformance in the region during the period.
Current Outlook and Strategy: Our approach to listed infrastructure investing begins with assessing the underlying assets owned by the companies in our investment universe. We believe the fundamental outlook of the assets held by our companies remains attractive and is in part
Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

Dominion Energy, Inc.	4.3%
Ferrovial SA, 01/16/17	4.2%
American Electric Power Co., Inc.	4.1%
Crown Castle International Corp.	4.0%
Enbridge, Inc.	4.0%
Williams Cos., Inc.	3.9%
Sydney Airport	3.7%
Pembina Pipeline Corp.	3.5%
Cheniere Energy, Inc.	3.5%
Union Pacific Corp.	3.3%
Portfolio holdings are subject to change daily.
underpinned by their essential nature. This means, in our opinion, that the noise surrounding GDP activity is largely irrelevant in the short run. Moreover, the inflation capture of the assets gives us comfort that if we enter a period of higher rates and inflation that the earnings and dividends from our companies will rise commensurately, in our view. Finally, we believe that our companies will be able to generate additional earnings due to required investment in their assets for upgrading, enhancing and improving the safety, reliability and efficiency of the assets.
We maintain our view that the market is underappreciating the positive fundamental outlook of the underlying assets, and thus the listed infrastructure market overall. The total return generated this year is less than 1%. We still believe that the market could deliver a 10 – 12% return outlook 2018, although we recognize there is just one quarter left to do so.
At some point, we believe the substantial capital being raised by private equity will look to the listed infrastructure companies as deeply discounted opportunities to invest. While we don’t know if that will happen in the fourth quarter, or if it does if it will “wake-up” the listed market, but we believe that this will likely begin to drive returns higher.
In our opinion, the investment case for listed infrastructure is highly compelling today. It is our view that it provides exposure to an asset class that has secular growth, driven by the need for investment in ageing infrastructure, which delivers an organic total return profile of approximately 10% while offering attractive income and inflation protection. Making the investment case even stronger is our belief that this exposure can be bought at a significant discount to where a large, liquid private market continues to peg underlying asset values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya CBRE Global Infrastructure Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception of Class A October 16, 2013	Since Inception of Class I June 28, 2013
Including Sales Charge:
Class A(1)	-8.76%	5.33%	5.76%	—
Class I	-2.88%	6.90%	—	8.41%
Excluding Sales Charge:
Class A	-3.16%	6.59%	7.02%	—
Class I	-2.88%	6.90%	—	8.41%
Hybrid Benchmark Index(2)	-2.92%	5.80%	6.12%	7.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya CBRE Global Infrastructure Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business July 14, 2017 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Prior to the close of business July 14, 2017, the predecessor fund’s Investor Class was not charged a sales charge.

(2)
The Hybrid Benchmark Index is the UBS Global Infrastructure & Utilities 50/50 Index through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Index thereafter, due to the discontinuation of the former index.

Performance prior to the close of business July 14, 2017 for Class A and Class I shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class and Institutional Class shares. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to close of business July 14, 2017.

5

Voya CBRE Long/Short Fund	Portfolio Managers’ Report

Top Ten Long Holdings as of October 31, 2018 (as a percentage of net assets)

Simon Property Group, Inc.	10.8%
Regency Centers Corp.	5.1%
Sun Communities, Inc.	5.0%
Equinix, Inc.	5.0%
Equity Residential	4.5%
CubeSmart	4.5%
AvalonBay Communities, Inc.	4.3%
ProLogis, Inc.	4.0%
Hudson Pacific Properties, Inc.	4.0%
Alexandria Real Estate Equities, Inc.	3.7%
Portfolio holdings are subject to change daily.
Voya CBRE Long/Short Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Steven D. Burton, CFA, Joseph P. Smith, CFA, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.97% compared to the S&P 500® Index, the MSCI U.S. REIT® Index, and the HFRX Equity Hedge Index, which returned 7.35%, 1.69%, and -2.99% respectively, for the same period.
Portfolio Specifics: Real estate stocks were modestly positive for the trailing 12 months, up 1.7% as measured by the MSCI U.S. REIT® Index). Earnings releases and real estate operating fundamentals have been solid, in our opinion. Geopolitical trade distractions and expectations for higher interest rates have created market volatility and uncertainty. U.S. economic data was sufficiently robust for the U.S. Federal Reserve Board to raise the Fed Funds policy rate multiple times in the trailing 12 months. Interest rates rose during the trailing 12 months. The U.S. 10-year Treasury yield rising from 2.38% at October 31, 2017 to 3.15% at October 31, 2018. The Fund’s gross performance was 0.75%. The Fund’s weighted average gross and net exposure over the trailing twelve months was 169.2% and 80.4%, respectively. The following are estimates of the main contributors to performance. The long side of the portfolio contributed 1.6% to performance, the short side of the portfolio contributed 1.1% to gross performance, producing gross performance of 0.4%. From a regional perspective, the European region generated 1.4% to gross performance, the Americas Region generated 0.1% to gross performance and the Asia-Pacific Region generated 0.9% to gross performance.
Top Ten Short Holdings as of October 31, 2018 (as a percentage of net assets)

WP Carey, Inc.	(5.7)%
Retail Properties of America, Inc.	(2.9)%
Highwoods Properties, Inc.	(2.4)%
Omega Healthcare Investors, Inc.	(2.4)%
Sabra Healthcare REIT, Inc.	(2.1)%
SL Green Realty Corp.	(2.0)%
SITE Centers Corp.	(1.8)%
Apartment Investment & Management Co. – Class A	(1.7)%
SBA Communications Corp.	(1.6)%
EastGroup Properties, Inc.	(1.6)%
Portfolio holdings are subject to change daily.
Positive contributors to the Fund’s results include: weighted average net long exposure of 6.0% to the U.S. storage sector which contributed 2.2% gross performance to the Fund; weighted average net long exposure of 8.3% to the U.S. residential sector which contributed 1.1% gross performance to the Fund; weighted average net long exposure of 5.8% to the U.K. which contributed 0.7% gross performance to the Fund; and weighted average net long exposure of 1.7% to Germany which contributed 0.3% gross performance to the Fund.
Detractors from the Fund’s results include: weighted average net long exposure of 8.5% to U.S. technology real estate sector which detracted 1.6% from gross performance to the Fund; weighted average net long exposure of 2.0% to the U.S. net lease sector which detracted 1.2% from gross performance to the Fund; weighted average net long exposure of 7.8% to the U.S. office sector which detracted 0.6% from gross performance to the Fund; and weighted average net long exposure of 1.2% to Singapore which detracted 0.5% from gross performance to the Fund.
Current Outlook and Strategy: Our outlook for the real estate securities sector is constructive. Specifically, we believe REIT valuations are attractive. In our opinion, real estate operating fundamentals are solid, albeit late cycle fundamentals in most markets. 2019 earnings growth estimates are in the 5% range. As the result of what we believe to be attractive valuations in the listed markets and strong capital flows to the private real estate markets, M&A activity is likely to continue and be supportive of positive total return potential, in our view. Risks to our constructive outlook include: uncertainty about global economic growth and divergent central bank policies, spiking interest rates, any singular or cumulative negative macroeconomic events that would weaken the underpinnings of a solid operating outlook, and dislocation in capital funding markets: cost and access to capital. Our portfolio positioning includes gross exposure at 120.1% and net exposure at 80.4%. 75% of the 80.2% net exposure is in the Americas. Largest property sector exposures in the Americas includes residential, malls, office and technology.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya CBRE Long/Short Fund

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	Since Inception December 30, 2011
Including Sales Charge:
Class A(1)	-7.62%	-0.29%	0.32%
Class I	-1.79%	1.15%	1.43%
Excluding Sales Charge:
Class A	-1.97%	0.90%	1.20%
Class I	-1.79%	1.15%	1.43%
HFRX Equity Hedge Index	-2.99%	1.19%	2.82%
MSCI U.S. REIT® Index	1.69%	7.55%	9.22%
S&P 500® Index	7.35%	11.34%	14.26%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya CBRE Long/Short Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business July 14, 2017 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Prior to the close of business July 14, 2017, the predecessor fund’s Investor Class was not charged a sales charge.

Performance prior to the close of business July 14, 2017 for Class A and Class I shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class and Institutional Class shares. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to the close of business July 14, 2017.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*
Voya CBRE Global Infrastructure Fund
Class A	$1,000.00	$986.20	1.35%	$6.76	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	987.30	1.10	5.51	1,000.00	1,019.66	1.10	5.60
Voya CBRE Long/Short Fund(1)
Class A	$1,000.00	$968.20	4.97%	$24.66	$1,000.00	$1,000.15	4.97%	$25.06
Class I	1,000.00	969.50	4.72	23.43	1,000.00	1,001.41	4.72	23.81

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
Annualized expense ratios include dividend and prime brokerage fees on short sales.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund (the Funds), each a series of Voya Mutual Funds, including the portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statement of cash flows of Voya CBRE Long/Short Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the cash flows for Voya CBRE Long/Short Fund for the year then ended, the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended October 31, 2016 were audited by other independent registered public accountants whose report thereon dated December 22, 2016, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
December 20, 2018
9

Statements of Assets and Liabilities as of October 31, 2018

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
ASSETS:
Investments in securities at fair value*	$72,559,076	$63,928,584
Short-term investments at fair value**	1,077,318	100
Cash pledged as collateral at prime broker for securities sold short (Note 2)	—	12,397,120
Foreign currencies at value***	13,920	—
Receivables:
Investment securities sold	508,970	814,860
Fund shares sold	52,590	18,153
Dividends	57,318	14,233
Foreign tax reclaims	51,279	29,943
Prepaid expenses	18,303	18,371
Reimbursement due from manager	16,845	12,561
Other assets	373	1,198
Total assets	74,355,992	77,235,123
LIABILITIES:
Securities sold short^^	—	21,206,598
Payable for investment securities purchased	509,594	2,654,069
Payable for fund shares redeemed	504	159,935
Payable for dividends on securities sold short	—	51,756
Payable for investment management fees	63,198	63,106
Payable for distribution and shareholder service fees	391	349
Payable to trustees under the deferred compensation plan (Note 7)	373	1,198
Payable for trustee fees	322	674
Other accrued expenses and liabilities	75,515	187,836
Total liabilities	649,897	24,325,521
NET ASSETS	$73,706,095	$52,909,602
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$75,259,037	$55,039,612
Total distributable loss	(1,552,942)	(2,130,010)
NET ASSETS	$73,706,095	$52,909,602
* Cost of investments in securities	$75,116,311	$64,810,739
** Cost of short-term investments	$1,077,318	$100
*** Cost of foreign currencies	$13,931	$—
^^ Proceeds received from securities sold short	$—	$21,655,217
Class A
Net assets	$1,786,890	$1,607,399
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	177,921	170,150
Net asset value and redemption price per share†	$10.04	$9.45
Maximum offering price per share (5.75%)(1)	$10.65	$10.03
Class I
Net assets	$71,919,205	$51,302,203
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	7,161,730	5,373,301
Net asset value and redemption price per share	$10.04	$9.55

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS for the year ended October 31, 2018

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,091,559	$4,250,896
Interest	—	625,897
Total investment income	2,091,559	4,876,793
EXPENSES:
Investment management fees	644,206	1,821,177
Distribution and shareholder service fees:
Class A	3,313	5,663
Transfer agent fees:
Class A	2,445	2,352
Class I	11,559	79,109
Dividends on securities sold short (Note 2)	—	3,125,400
Prime brokerage fees (Note 2)	—	1,018,129
Shareholder reporting expense	5,475	41,975
Registration fees	65,231	60,571
Professional fees	45,150	121,277
Custody and accounting expense	61,781	82,399
Trustee fees	2,577	5,396
Offering expense	63,616	113,616
Miscellaneous expense	6,305	45,219
Interest expense	51	559
Total expenses	911,709	6,522,842
Waived and reimbursed fees	(197,158)	(153,099)
Net expenses	714,551	6,369,743
Net investment income (loss)	1,377,008	(1,492,950)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,249,309	1,210,569
Forward foreign currency contracts	88,585	(137,367)
Foreign currency related transactions	(115,998)	176,973
Written options	—	341,468
Securities sold short	—	6,854,384
Net realized gain	1,221,896	8,446,027
Net change in unrealized appreciation (depreciation) on:
Investments	(5,635,244)	(4,596,507)
Foreign currency related transactions	(2,157)	(36,529)
Written options	—	151,024
Securities sold short	—	(726,280)
Net change in unrealized appreciation (depreciation)	(5,637,401)	(5,208,292)
Net realized and unrealized gain (loss)	(4,415,505)	3,237,735
Increase (decrease) in net assets resulting from operations	$(3,038,497)	$1,744,785
* Foreign taxes withheld	$117,804	$76,941
See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya CBRE Global Infrastructure Fund		Voya CBRE Long/Short Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$1,377,008	$598,720	$(1,492,950)	$(5,592,197)
Net realized gain	1,221,896	2,701,549	8,446,027	1,699,794
Net change in unrealized appreciation (depreciation)	(5,637,401)	1,684,348	(5,208,292)	6,281,562
Increase (decrease) in net assets resulting from operations	(3,038,497)	4,984,617	1,744,785	2,389,159
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(110,149)	(73,930)	—	(196,457)
Class I	(4,118,454)	(1,946,548)	(126,723)	(15,833,143)
Total distributions	(4,228,603)	(2,020,478)	(126,723)	(16,029,600)
FROM CAPITAL SHARE TRANSACTIONS(2):
Net proceeds from sale of shares	41,146,323	10,658,631	9,063,403	41,295,503
Reinvestment of distributions	4,227,734	2,019,717	119,078	14,162,026
	45,374,057	12,678,348	9,182,481	55,457,529
Redemption fee proceeds (Note 4)	—	196	—	6,847
Cost of shares redeemed	(2,302,303)	(836,239)	(202,872,998)	(314,447,255)
Net increase (decrease) in net assets resulting from capital share transactions	43,071,754	11,842,305	(193,690,517)	(258,982,879)
Net increase (decrease) in net assets	35,804,654	14,806,444	(192,072,455)	(272,623,320)
NET ASSETS:
Beginning of year or period	37,901,441	23,094,997	244,982,057	517,605,377
End of year or period	$73,706,095	$37,901,441	$52,909,602	$244,982,057

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

(2)
There was no net impact on the operations of the Funds as a result of the reorganizations that occurred on close of business July 14, 2017.

See Note 12 for further information.
See Accompanying Notes to Financial Statements
12

Statement of Cash Flows for the year ended October 31, 2018

Voya CBRE Long/Short Fund
Year Ended October 31, 2018
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net increase in net assets from operations	$1,744,785
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(469,053,195)
Proceeds from disposition of investment securities	678,713,094
Proceeds from return of capital distributions from investments	1,557,082
Decrease in investment securities sold receivable	7,275,699
Decrease in cash pledged as collateral at prime broker for securities sold short	30,074,895
Decrease in receivable for fund shares sold	88,953
Decrease in dividends and interest receivable	50,690
Decrease in tax reclaim receivable	21,008
Decrease in prepaid expenses	84,181
Increase in reimbursement due from manager	(12,561)
Proceeds from securities sold short	(393,156,628)
Purchases to cover	344,051,028
Decrease in payable for investment securities purchased	(3,697,188)
Decrease in payable for fund shares redeemed	(233,535)
Decrease in payable to adviser	(228,812)
Decrease in accrued trustee fees	(1,463)
Increase in other accrued expenses	42,797
Decrease in dividends on securities sold short	(265,855)
Change in unrealized (appreciation) Depreciation on investments	4,596,507
Change in unrealized (appreciation) Depreciation on short positions	726,280
Change in unrealized (appreciation) written options	(151,024)
Change in unrealized (appreciation) other assets and liabilities	36,529
Realized (gain) loss on investments	(1,210,569)
Realized (gain) loss on forward currency contracts	137,367
Realized (gain) loss on written options	(341,468)
Realized (gain) loss on other assets and liabilities	(176,973)
Realized (gain) loss on short positions	(6,854,384)
Net cash provided from operating activities	193,817,240
Cash Flows From Financing Activities:
Distributions to shareholders (net of reinvestment of distributions)	(7,645)
Proceeds from capital shares sold	9,063,403
Payments on capital shares redeemed	(202,872,998)
Net cash provided from financing activities	(193,817,240)
Net change in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Non Cash Financing Activities:
Reinvestment of distributions	$119,078
See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption Fees	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya CBRE Global Infrastructure Fund(5)
Class A
10-31-18	11.40	0.19	(0.51)	(0.32)	0.25	0.79	–	1.04	–	–	10.04	(3.16)	1.83	1.35	1.35	1.89	1,787	61
10-31-17	10.78	0.17•	1.30	1.47	0.12	0.73	–	0.85	–	–	11.40	14.96	2.36	1.53	1.53	1.59	1,146	85
10-31-16(6)	10.68	0.15•	0.66	0.81	0.20	0.51	–	0.71	–	–	10.78	8.21	2.15	1.60	1.60	1.44	526	88
10-31-15(6)	12.72	0.16•	(0.59)	(0.43)	0.13	1.49	–	1.62	0.01	–	10.68	(3.45)	1.76	1.60	1.60	1.37	178	97
10-31-14(6)	11.01	0.13•	1.83	1.96	0.18	0.09	–	0.27	0.02	–	12.72	18.26	1.84	1.60	1.60	1.02	458	93
Class I
10-31-18	11.40	0.23	(0.52)	(0.29)	0.28	0.79	–	1.07	–	–	10.04	(2.88)	1.41	1.10	1.10	2.14	71,919	61
10-31-17	10.78	0.20	1.30	1.50	0.15	0.73	–	0.88	–	–	11.40	15.25	1.61	1.21	1.21	1.83	36,755	85
10-31-16(6)	10.67	0.21•	0.64	0.85	0.23	0.51	–	0.74	–	–	10.78	8.66	1.60	1.25	1.25	2.05	22,569	88
10-31-15(6)	12.72	0.19•	(0.57)	(0.38)	0.18	1.49	–	1.67	–	–	10.67	(3.10)	1.43	1.25	1.25	1.66	40,069	97
10-31-14(6)	11.01	0.20•	1.81	2.01	0.21	0.09	–	0.30	–	–	12.72	18.46	1.54	1.25	1.25	1.67	40,050	93
Voya CBRE Long/Short Fund(5)
Class A
10-31-18	9.64	(0.13)•	(0.06)	(0.19)	–	–	–	–	–	–	9.45	(1.97)	5.12	4.97	4.97	(1.32)	1,607	374
10-31-17	9.93	(0.18)•	0.22	0.04	–	0.33	–	0.33	–	–	9.64	0.38	2.72	2.72	2.72	(1.81)	2,899	269
10-31-16(6)	10.98	(0.13)•	(0.09)	(0.22)	–	0.83	–	0.83	–	–	9.93	(2.04)	4.36	4.36	4.36	(1.31)	6,151	196
10-31-15(6)	10.86	(0.20)•	0.32	0.12	–	–	–	–	–	–	10.98	1.10	4.23	4.23	4.23	(1.80)	14,265	193
10-31-14(6)	10.27	(0.07)•	0.80	0.73	0.02	0.08	0.04	0.14	–	–	10.86	7.32	3.89	3.89	3.89	(0.65)	16,650	131
Class I
10-31-18	9.73	(0.11)•	(0.06)	(0.17)	0.01	–	–	0.01	–	–	9.55	(1.79)	4.83	4.72	4.72	(1.10)	51,302	374
10-31-17	9.99	(0.14)•	0.21	0.07	–	0.33	–	0.33	–	–	9.73	0.69	2.41	2.41	2.41	(1.47)	242,083	269
10-31-16(6)	11.01	(0.15)•	(0.04)	(0.19)	–	0.83	–	0.83	–	–	9.99	(1.73)	4.07	4.07	4.07	(1.47)	511,454	196
10-31-15(6)	10.88	(0.18)•	0.32	0.14	–	0.01	–	0.01	–	–	11.01	1.31	4.03	4.03	4.03	(1.64)	746,319	193
10-31-14(6)	10.31	(0.03)•	0.78	0.75	0.06	0.08	0.04	0.18	–	–	10.88	7.57	3.70	3.70	3.70	(0.34)	722,918	131

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
For Voya CBRE Long/Short Fund, excluding dividend expenses and prime brokerage fees on short sales, the net ratio of expenses to average net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014 would have been 1.90%, 1.84%, 1.78%, 1.70% and 1.71%, respectively, for Class A and 1.65%, 1.53%, 1.49%, 1.49% and 1.51%, respectively, for Class I.

(4)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)
Prior to the close of business July 14, 2017, the Fund operated under a different name and investment adviser. Effective close of business July 14, 2017, the Investor and Institutional share classes of the predecessor funds were redesignated as Class A and Class I shares of the Fund, respectively. See Note 13 for further information.

14

Financial Highlights (continued)

(6)
For the years ended October 31, 2014, 2015 and 2016, the information presented has been audited by a different independent registered public accounting firm.

•
Calculated using average number of shares outstanding throughout the year or period.

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya CBRE Global Infrastructure Fund (“CBRE Global Infrastructure”) and Voya CBRE Long/Short Fund (“CBRE Long/Short”). CBRE Global Infrastructure is a diversified series of the Trust and CBRE Long/Short is a non-diversified series of the Trust.
Each Fund acquired all of the assets and liabilities of its corresponding predecessor fund (“Predecessor Fund”) pursuant to an agreement and plan of reorganization immediately after the close of business on July 14, 2017 (each a “reorganization”). The Funds are the successors to their corresponding Predecessor Funds as provided below.
Fund	Predecessor Fund Name*
Voya CBRE Global Infrastructure Fund	CBRE Clarion Global Infrastructure Value Fund
Voya CBRE Long/Short Fund	CBRE Clarion Long/Short Fund

*
The two Predecessor Funds were a series of Advisors’ Inner Circle Fund, a Massachusetts business trust.

The financial statements of the Funds reflect the historical results of the Investor Class and Institutional Class shares of the Predecessor Funds prior to their reorganizations. Upon the completion of the reorganizations, the Class A and Class I shares of the Funds assumed the performance, financial and other information of the Investor Class and Institutional Class shares of the Predecessor Funds, respectively. All information and references to periods prior to the close of business on July 14, 2017 refer to the Predecessor Funds.
Each Fund offers the following classes of shares: Class A and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2018, the Funds had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2018, CBRE Global Infrastructure and CBRE Long/Short had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at October 31, 2018.
	Buy	Sell
Global Infrastructure	$—	$58,427
Global Long/Short	1,017,929	255,686
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2018, CBRE Long/Short had entered into purchased and written equity options to increase exposure to equity risk and to generate income. There were no open purchased or written options at October 31, 2018.
Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2018.
G. Securities Sold Short. CBRE Long/Short engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statements of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.
In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short.
Short sales are collateralized by cash deposits with the prime broker, Pershing LLC, and pledged securities held at the custodian, The Bank of New York Mellon (“BNY”). The collateral required is determined daily by reference to the market value of the securities sold short. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense on the amount of any shortfall in the required cash margin that is financed by the prime broker. At October 31, 2018, CBRE Long/Short had pledged $12,397,120 in cash collateral with the prime broker for securities sold short. In addition, at October 31, 2018, CBRE Long/Short had segregated securities at the custodian with a fair value of  $59,018,659 as footnoted in the Portfolio of Investments.
CBRE Long/Short had prime brokerage borrowing throughout the year ended October 31, 2018 as follows:
Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Paid	Interest Paid
$99,275,491	$39,186,650	2.65%	$1,018,129
The interest paid is included in Prime Brokerage Fees on the Statement of Operations.

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. CBRE Global Infrastructure intends to invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector. CBRE Global Infrastructure did not hold any MLPs at October 31, 2018.
I. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. CBRE Global Infrastructure declares and pays dividends consisting of ordinary income, if any, quarterly. CBRE Long/Short declares and pays dividends, if any, annually. Each Fund distributes capital gains, if any, annually. Prior to February 28, 2018, CBRE Global Infrastructure declared and paid dividends, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
J. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
K. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
M. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
N. Offering Costs. Costs incurred with the offering of shares of each Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the date of reorganization.
O. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Global Infrastructure	$78,877,529	$38,922,668
CBRE Long/Short	451,328,698	663,274,261
For the year ended October 31, 2018 the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Long/Short	$337,420,922	$393,156,628
NOTE 4 — REDEMPTION FEES
Prior to the close of business July 14, 2017, the Predecessor Funds retained a 2.00% redemption fee on redemptions of fund shares held for less than 60 days. For the period ended July 14, 2017, CBRE Clarion Global Infrastructure Fund retained $196 in redemption fees and CBRE Clarion Long/Short Fund retained $6,847 in redemption fees. Subsequent to the reorganization, the Funds do not impose any redemption fees.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
CBRE Global Infrastructure	1.00%
CBRE Long/Short	1.35%
CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Funds have a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Fund for expenses incurred in the distribution and/or shareholder servicing of each Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have

23

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

executed a distribution agreement with the Distributor. Under the Plans, Class A shares of each Fund pays the Distributor Distribution and/or Service Fees based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended October 31, 2018, the Distributor retained the following amounts in sales charges:
Class A
Initial Sales Charges:
CBRE Global Infrastructure	$4,563
CBRE Long/Short	421
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2018, CBRE Global Investors Inc., an affiliate of CBRE Clarion Securities LLC, owned 81.74% of CBRE Global Infrastructure.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets”
on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses (for CBRE Long/Short, the additional exclusion of dividend, interest and stock loan expense on securities sold short also applies) to the levels listed below:
Fund	Class A	Class I
CBRE Global Infrastructure	1.35%	1.10%
CBRE Long/Short	1.89%	1.64%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	October 31,
	2019	2020	2021	Total
CBRE Global Infrastructure	$—	$55,030	$194,876	$249,906
CBRE Long/Short	—	—	150,848	150,848
In addition to the above waived an/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2018, are as follows:
	October 31,
	2019	2020	2021	Total
CBRE Global Infrastructure
Class A	$—	$4,501	$2,282	$6,783
CBRE Long/Short
Class A	—	—	2,251	2,251
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for

24

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENTS (continued)

one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options on equity securiites for CBRE Long/Short during the year ended October 31, 2018 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2017	400	$140,817
Options Terminated in Closing Sell Transactions	(400)	(140,817)
Balance at 10/31/2018	—	$—

Transactions in exchange-traded written options on equity securiites for CBRE Long/Short during the year ended October 31, 2018 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2017	500	$118,976
Options Written	1,200	224,304
Options Expired	(1,400)	(291,844)
Options Terminated in Closing Purchase Transactions	(300)	(51,436)
Balance at 10/31/2018	—	$—

NOTE 11 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Fund utilized the line of credit during the year ended October 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
CBRE Global Infrastructure	1	$558,000	2.70%

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
CBRE Global Infrastructure(1)
Class A
10/31/2018	128,412	—	10,321	(61,376)	—	77,357	1,342,656	—	110,140	—	(645,777)	—	807,019
10/31/2017	107,103	—	7,364	(62,657)	—	51,810	1,131,645	—	73,169	196	(689,418)	—	515,592
Class I
10/31/2018	3,711,628	—	387,551	(160,448)	—	3,938,731	39,803,667	—	4,117,594	—	(1,656,526)	—	42,264,735
10/31/2017	946,950	—	195,431	(13,569)	—	1,128,812	9,526,986	—	1,946,548	—	(146,821)	—	11,326,713
CBRE Long/Short(1)
Class A
10/31/2018	23,865	—	—	(154,388)	—	(130,523)	234,505	—	—	—	(1,509,095)	—	(1,274,590)
10/31/2017	54,842	—	17,124	(390,467)	—	(318,501)	530,080	—	166,445	387	(3,756,493)	—	(3,059,581)
Class I
10/31/2018	889,848	—	11,837	(20,416,269)	—	(19,514,584)	8,828,898	—	119,078	—	(201,363,903)	—	(192,415,927)
10/31/2017	4,181,318	—	1,431,041	(31,921,547)	—	(26,309,188)	40,765,423	—	13,995,581	6,460	(310,690,762)	—	(255,923,298)

(1)
In connection with the reorganization that occurred close of business July 14, 2017, the Investor and Institutional share classes of the Predecessor Fund were re-designated as Class A and Class I, respectively.

25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 13 — REORGANIZATION
At a joint special meeting of shareholders of the Predecessor Funds held on June 20, 2017, shareholders of each Predecessor Fund approved an agreement and plan of reorganization pursuant to which each Predecessor Fund transferred all of its assets to the corresponding Fund, in exchange for shares of the designated classes, as discussed in Note 1, of the corresponding Fund and the assumption by the corresponding Fund of all of the liabilities of the Predecessor Fund. Each Predecessor Fund was determined to be the accounting and performance survivor following the reorganization. The consummation of the reorganization took place immediately after the close of business on July 14, 2017 in an exchange of shares as detailed below.
Fund	Net assets of Predecessor Funds on July 14, 2017*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Funds shares exchanged	Fund Shares Issued to the Predecessor Funds Shareholders
CBRE Global Infrastructure	$36,748,006	$—	$36,748,006	$3,302,695	$3,302,695
CBRE Long/Short	317,153,049	—	317,153,049	32,864,063	32,864,063

*
Final day of operations immediately prior to the merger

Assuming the acquisition had been completed on November 1, 2016, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended October 31, 2017, are as follows:
Fund	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
CBRE Global Infrastructure	$598,720	$4,385,897	$4,984,617
CBRE Long/Short	(5,592,197)	7,981,356	2,389,159
NOTE 14 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
At October 31, 2018, the Funds had no securities on loan.
NOTE 15 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2018*		Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
CBRE Global Infrastructure	$2,447,295	$1,781,308	$430,254	$1,590,224
CBRE Long/Short	126,723	—	—	16,029,600

*
CBRE Long/Short has a tax year-end of December 31. Amounts shown are estimated as of October 31, 2018.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
CBRE Global Infrastructure	$—	$1,299,018	$(2,844,925)	$—	—	—
CBRE Long/Short(1)	1,547,117	—	(1,303,862)	(2,372,733)	Long-term	None

(1)
The Fund has a tax year-end of December 31. Amounts shown are estimated as of October 31, 2018.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended October 31, 2017 were as follows:
	CBRE Global Infrastructure	CBRE Long/Short
Distributions from net investment income:
Class A	$(13,245)	$—
Class I	(417,373)	—
	$(430,618)	$—
Distributions from net realized gains:
Class A	$(60,685)	$(196,457)
Class I	(1,529,175)	(15,833,143)
	$(1,589,860)	$(16,029,600)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$179,681	$(812,339)

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2018 (continued)

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2018, the Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
CBRE Global Infrastructure
All Classes	LTCG	$0.1627	December 17, 2018	December 13, 2018
CBRE Long/Short
Class A	NII	$0.2115	December 17, 2018	December 13, 2018
Class I	NII	$0.2275	December 17, 2018	December 13, 2018

NII – Net investment income
LTCG – Long-term capital gain
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

28

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Australia: 8.5%
163,023	APA Group	$1,110,187	1.5
332,826	Atlas Arteria Ltd.	1,612,267	2.2
480,301	Spark Infrastructure Group	783,057	1.1
601,540	Sydney Airport	2,749,382	3.7
		6,254,893	8.5
	Canada: 13.9%
10,900	Canadian National Railway Co. - CNR	931,813	1.3
11,900	Canadian Pacific Railway Ltd.	2,440,384	3.3
94,800	Enbridge, Inc.	2,953,926	4.0
39,500	Fortis, Inc.	1,305,215	1.8
80,500	Pembina Pipeline Corp.	2,603,737	3.5
		10,235,075	13.9
	China: 0.7%
513,200	Beijing Capital International Airport Co., Ltd. - H Shares	557,155	0.7
	France: 2.8%
22,911	Vinci SA	2,039,054	2.8
	Germany: 1.5%
14,898	Fraport AG Frankfurt Airport Services Worldwide	1,150,501	1.5
	Italy: 1.8%
18,188	Atlantia S.p.A	365,466	0.5
197,671	Enel S.p.A.	969,188	1.3
		1,334,654	1.8
	Japan: 2.6%
21,824	East Japan Railway Co.	1,906,059	2.6
	Mexico: 2.0%
214,000	Infraestructura Energetica Nova SAB de CV	834,477	1.1
71,000	Promotora y Operadora de Infraestructura SAB de CV	644,700	0.9
		1,479,177	2.0
	Spain: 10.1%
10,809 (1)	Aena SME SA	1,727,073	2.4
24,154 (1)	Cellnex Telecom SA	600,858	0.8
155,850	Ferrovial SA	3,120,260	4.2
76,593	Iberdrola S.A.	541,956	0.7
71,925	Red Electrica Corp. SA	1,489,304	2.0
		7,479,451	10.1
	United Kingdom: 4.4%
44,742	National Grid PLC	472,656	0.7
219,316	Pennon Group PLC	2,089,329	2.8
44,947	SSE PLC	655,122	0.9
		3,217,107	4.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 50.1%
41,100	American Electric Power Co., Inc.	$3,015,096	4.1
8,900	American Tower Corp.	1,386,709	1.9
6,500	American Water Works Co., Inc.	575,445	0.8
65,200	Antero Midstream GP L.P.	1,050,372	1.4
21,100	Atmos Energy Corp.	1,963,988	2.7
42,437 (2)	Cheniere Energy, Inc.	2,563,619	3.5
24,184	CMS Energy Corp.	1,197,592	1.6
27,388	Crown Castle International Corp.	2,978,171	4.0
44,500	Dominion Energy, Inc.	3,178,190	4.3
5,139	Equinix, Inc.	1,946,345	2.7
28,871	Evergy, Inc.	1,616,487	2.2
33,900	Exelon Corp.	1,485,159	2.0
43,100	FirstEnergy Corp.	1,606,768	2.2
7,400	Kansas City Southern	754,504	1.0
12,970	NextEra Energy, Inc.	2,237,325	3.0
64,400	Pattern Energy Group, Inc.	1,154,048	1.6
18,200	Sempra Energy	2,004,184	2.7
4,600	Southwest Gas Holdings, Inc.	355,442	0.5
16,800	Union Pacific Corp.	2,456,496	3.3
117,800	Williams Cos., Inc.	2,866,074	3.9
17,200 (2)	Zayo Group Holdings, Inc.	513,936	0.7
		36,905,950	50.1
	Total Common Stock (Cost $75,116,311)	72,559,076	98.4
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
1,077,318 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $1,077,318)	1,077,318	1.5
	Total Short-Term Investments (Cost $1,077,318)	1,077,318	1.5
	Total Investments in Securities (Cost $76,193,629)	$73,636,394	99.9
	Assets in Excess of Other Liabilities	69,701	0.1
	Net Assets	$73,706,095	100.0

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2018 (continued)

Industry Diversification	Percentage of Net Assets
Electric Utilities	21.3%
Oil & Gas Storage & Transportation	16.3
Railroads	11.5
Multi-Utilities	9.3
Specialized REITs	8.6
Airport Services	8.3
Construction & Engineering	7.0
Gas Utilities	5.8
Water Utilities	3.6
Industry Diversification	Percentage of Net Assets
Highways & Railtracks	3.6
Renewable Electricity	1.6
Integrated Telecommunication Services	0.8
Alternative Carriers	0.7
Assets in Excess of Other Liabilities*	1.6
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$6,254,893	$—	$6,254,893
Canada	10,235,075	—	—	10,235,075
China	—	557,155	—	557,155
France	—	2,039,054	—	2,039,054
Germany	—	1,150,501	—	1,150,501
Italy	—	1,334,654	—	1,334,654
Japan	—	1,906,059	—	1,906,059
Mexico	1,479,177	—	—	1,479,177
Spain	—	7,479,451	—	7,479,451
United Kingdom	—	3,217,107	—	3,217,107
United States	36,905,950	—	—	36,905,950
Total Common Stock	48,620,202	23,938,874	—	72,559,076
Short-Term Investments	1,077,318	—	—	1,077,318
Total Investments, at fair value	$49,697,520	$23,938,874	$—	$73,636,394

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$88,585
Total	$88,585

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2018 (continued)

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $76,498,025.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,059,209
Gross Unrealized Depreciation	(4,904,134)
Net Unrealized Depreciation	$(2,844,925)

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 120.8%
	Diversified REITs: 6.5%
24,900 (1)	Liberty Property Trust	$1,042,563	2.0
42,200 (1)	STORE Capital Corp.	1,225,066	2.3
161,100 (1)	VEREIT, Inc.	1,180,863	2.2
		3,448,492	6.5
	Health Care REITs: 5.3%
70,900 (1)	Healthcare Trust of America, Inc.	1,861,834	3.5
13,800 (1)	Welltower, Inc.	911,766	1.8
		2,773,600	5.3
	Hotel & Resort REITs: 4.1%
98,700 (1)	DiamondRock Hospitality Co.	1,031,415	1.9
40,400 (1)	MGM Growth Properties LLC	1,142,916	2.2
		2,174,331	4.1
	Hotels, Resorts & Cruise Lines: 3.1%
23,244 (1)	Hilton Worldwide Holdings, Inc.	1,654,275	3.1
	Industrial REITs: 4.0%
32,940 (1)	ProLogis, Inc.	2,123,642	4.0
	Office REITs: 21.3%
15,824 (1)	Alexandria Real Estate Equities, Inc.	1,934,168	3.7
9,174 (1)	Boston Properties, Inc.	1,107,852	2.1
80,700 (1)	Columbia Property Trust, Inc.	1,811,715	3.4
69,200 (1)	Hudson Pacific Properties, Inc.	2,096,760	4.0
44,864 (1)	JBG Smith Properties	1,681,503	3.2
71,336 (1)	Tier REIT, Inc.	1,545,851	2.9
15,800 (1)	Vornado Realty Trust	1,075,664	2.0
		11,253,513	21.3
	Real Estate Development: 1.0%
86,000	China Overseas Land & Investment Ltd.	270,370	0.5
80,000	China Resources Land Ltd.	272,096	0.5
		542,466	1.0
	Real Estate Services: 1.9%
61,845 (2)	Cushman & Wakefield PLC	1,005,600	1.9
	Residential REITs: 21.3%
13,007 (1)	AvalonBay Communities, Inc.	2,281,168	4.3
36,939 (1)	Equity Residential	2,399,557	4.5
76,115 (1)	Invitation Homes, Inc.	1,665,396	3.2
11,300 (1)	Mid-America Apartment Communities, Inc.	1,104,123	2.1
26,525 (1)	Sun Communities, Inc.	2,664,967	5.0
107,097	Unite Group PLC	1,166,092	2.2
		11,281,303	21.3
	Retail REITs: 23.3%
70,500 (1)	Brixmor Property Group, Inc.	1,142,100	2.2
20,615 (1)	Macerich Co.	1,064,146	2.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Retail REITs (continued)
42,900 (1)	Regency Centers Corp.	$2,718,144	5.1
31,160 (1)	Simon Property Group, Inc.	5,718,483	10.8
30,443 (1)	Taubman Centers, Inc.	1,674,670	3.2
		12,317,543	23.3
	Specialized REITs: 29.0%
98,812	Big Yellow Group PLC	1,087,915	2.0
46,800 (1)	CoreCivic, Inc.	1,051,128	2.0
10,100 (1)	Crown Castle International Corp.	1,098,274	2.1
81,800 (1)	CubeSmart	2,370,564	4.5
27,906 (1)	CyrusOne, Inc.	1,485,436	2.8
7,002 (1)	Equinix, Inc.	2,651,938	5.0
14,540 (1)	Extra Space Storage, Inc.	1,309,472	2.5
42,000 (1)	Four Corners Property Trust, Inc.	1,095,360	2.1
8,800 (1)	Life Storage, Inc.	828,608	1.5
20,300 (1)	QTS Realty Trust, Inc.	777,896	1.5
73,980 (1)	VICI Properties, Inc.	1,597,228	3.0
		15,353,819	29.0
	Total Common Stock (Cost $64,810,739)	63,928,584	120.8
SECURITIES SOLD SHORT:-40.1%
	Diversified Real Estate Activities: -1.0%
(7,100)	RMR Group, Inc.	(538,748)	(1.0)
	Diversified REITs: -6.7%
(34,700)	Empire State Realty Trust, Inc.	(550,342)	(1.0)
(45,300)	WP Carey, Inc.	(2,990,253)	(5.7)
		(3,540,595)	(6.7)
	Health Care REITs: -7.8%
(10,900)	LTC Properties, Inc.	(466,193)	(0.9)
(33,300)	Medical Properties Trust, Inc.	(494,838)	(0.9)
(38,318)	Omega Healthcare Investors, Inc.	(1,277,905)	(2.4)
(50,900)	Sabra Healthcare REIT, Inc.	(1,101,985)	(2.1)
(48,700)	Senior Housing Properties Trust	(782,609)	(1.5)
		(4,123,530)	(7.8)
	Hotel & Resort REITs: -4.1%
(49,200)	Apple Hospitality REIT, Inc.	(795,564)	(1.5)
(26,900)	Chesapeake Lodging Trust	(790,591)	(1.5)
(34,100)	Hersha Hospitality Trust	(598,796)	(1.1)
		(2,184,951)	(4.1)
	Industrial REITs: -1.6%
(8,700)	EastGroup Properties, Inc.	(833,373)	(1.6)
	Office REITs: -5.4%
(20,100)	Corporate Office Properties Trust SBI MD	(519,384)	(1.0)

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SECURITIES SOLD SHORT: (continued)
	Office REITs (continued)
(30,100)	Highwoods Properties, Inc.	$(1,283,464)	(2.4)
(11,667)	SL Green Realty Corp.	(1,064,730)	(2.0)
		(2,867,578)	(5.4)
	Residential REITs: -1.7%
(21,000)	Apartment Investment & Management Co. - Class A	(903,840)	(1.7)
	Retail REITs: -10.2%
(9,800)	Realty Income Corp.	(590,646)	(1.1)
(30,200)	Retail Opportunity Investments Corp.	(531,218)	(1.0)
(124,400)	Retail Properties of America, Inc.	(1,526,388)	(2.9)
(76,800)	SITE Centers Corp.	(954,624)	(1.8)
(26,575)	Tanger Factory Outlet Centers, Inc.	(591,560)	(1.1)
(32,700)	Urban Edge Properties	(670,023)	(1.3)
(79,100)	Washington Prime Group, Inc.	(506,240)	(1.0)
		(5,370,699)	(10.2)
	Specialized REITs: -1.6%
(5,200) (2)	SBA Communications Corp.	(843,284)	(1.6)
	Total Securities Sold Short (Proceeds $(21,655,217))	(21,206,598)	(40.1)
	Total Long-Term Investments (Cost $43,155,522)	42,721,986	80.7
SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
100 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $100)	100	0.0
	Total Short-Term Investments (Cost $100)	100	0.0
	Total Investments in Securities (Cost $43,155,622)	$42,722,086	80.7
Shares	Value	Percentage of Net Assets
Assets in Excess of Other Liabilities	$10,187,516	19.3
Net Assets	$52,909,602	100.0

(1)
All or a portion of this security is pledged to cover open securities sold short at October 31, 2018.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2018.

Industry Weightings
as of October 31, 2018
(as a percentage of net assets)
	Long	Short	Net
Specialized REITs	29.0%	(1.6)%	27.4%
Residential REITs	21.3	(1.7)	19.6
Office REITs	21.3	(5.4)	15.9
Retail REITs	23.3	(10.2)	13.1
Hotels, Resorts & Cruise Lines	3.1	0.0	3.1
Industrial REITs	4.0	(1.6)	2.4
Real Estate Services	1.9	0.0	1.9
Real Estate Development	1.0	0.0	1.0
Hotel & Resort REITs	4.1	(4.1)	0.0
Diversified REITs	6.5	(6.7)	(0.2)
Diversified Real Estate Activities	0.0	(1.0)	(1.0)
Health Care REITs	5.3	(7.8)	(2.5)
Total			80.7
Assets in Excess of Other Liabilities*			19.3
Net Assets			100.0%

*
Includes short-term investments and purchased options.

Geographic Diversification
as of October 31, 2018
(as a percentage of net assets)
United States	75.5%
United Kingdom	4.2%
China	1.0%
Assets in Excess of Other Liabilities*	19.3%
Net Assets	100.0%

*
Includes short-term investments and purchased options.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Diversified REITs	$3,448,492	$—	$—	$3,448,492
Health Care REITs	2,773,600	—	—	2,773,600
Hotel & Resort REITs	2,174,331	—	—	2,174,331
See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2018 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Hotels, Resorts & Cruise Lines	1,654,275	—	—	1,654,275
Industrial REITs	2,123,642	—	—	2,123,642
Office REITs	11,253,513	—	—	11,253,513
Real Estate Development	—	542,466	—	542,466
Real Estate Services	1,005,600	—	—	1,005,600
Residential REITs	10,115,211	1,166,092	—	11,281,303
Retail REITs	12,317,543	—	—	12,317,543
Specialized REITs	14,265,904	1,087,915	—	15,353,819
Total Common Stock	61,132,111	2,796,473	—	63,928,584
Securities Sold Short	(21,206,598)	—	—	(21,206,598)
Short-Term Investments	100	—	—	100
Total Investments, at fair value	$39,925,613	$2,796,473	$—	$42,722,086

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Written options	Total
Equity contracts	$(95,774)	$—	$341,468	$245,694
Foreign exchange contracts	—	(137,367)	—	(137,367)
Total	$(95,774)	$(137,367)	$341,468	$108,327

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$112,017	$151,024	$263,041
Total	$112,017	$151,024	$263,041

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $44,031,675.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,081,496
Gross Unrealized Depreciation	(3,385,358)
Net Unrealized Depreciation	$(1,303,862)

See Accompanying Notes to Financial Statements
34

TAX INFORMATION (Unaudited)

Dividends and distributions paid by Voya CBRE Global Infrastructure Fund during the year ended October 31, 2018 were as follows:
Class	Type	Per Share Amount
Class A	NII	$0.2544
Class I	NII	$0.2848
All Classes	STCG	$0.2681
All Classes	LTCG	$0.5266

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Final character of distributions for Voya CBRE Long/Short Fund will be determined after the Fund’s tax year-end of December 31, 2018. Character of distributions paid during the tax year ended December 31, 2017 was as follows:
Class	Type	Per Share Amount
Class A	NII	$—
Class I	NII	$0.0059

NII – Net investment income
Of the ordinary distributions made during the year ended October 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
CBRE Global Infrastructure	39.47%
CBRE Long/Short(1)	7.60%

(1)
As of Fund’s tax year ended December 31, 2017.

For the year ended October 31, 2018, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
CBRE Global Infrastructure	67.54%
CBRE Long/Short(1)	100.00%

(1)
As of Fund’s tax year ended December 31, 2017.

The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
CBRE Global Infrastructure	$1,781,308
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
35

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	150	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	150	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	150	None.
36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

37

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
38

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
39

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

40

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
179173         (1018-122018)

Annual Report

October 31, 2018

Classes A, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund
■  Voya International Real Estate Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Account Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Summary Portfolios of Investments (“Portfolio of Investments”)	29
Tax Information	37
Trustee and Officer Information	38

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Keeping an Eye on the Path Forward

Dear Shareholder,

When historians look back at 2018, one of the key features of the year probably will be the return of volatility to the financial markets. Through almost three full quarters, markets continued to press forward, but in September and October investor sentiment shifted and both stocks and bonds retreated. In our view, there were numerous causes for this sentiment shift, including concerns over rising interest rates, decelerating earnings and uncertainty over potentially hawkish Federal Reserve monetary policy. We see it as indigestion from a combination of these worries, plus investors overreacting to modest changes in the late-cycle economic environment. Painful memories of the global financial crisis ten years ago may have exacerbated the move lower, in our opinion.

In our view, how this sentiment shift plays out will have implications for future return potential. We believe the sell-off was an overdone technical correction. Markets have repriced risk across the board, but we do not see material deterioration in the economic fundamentals. The job market is booming and consumer confidence is elevated. In our view, manufacturing continues to expand, corporate profits are still strong and business confidence is high. We expect that at some point, the rate of corporate earnings growth may revert to its long-term, historical average, but we do not believe that deceleration from its current lofty level should lead to a prolonged retreat of asset valuations.

Despite the drop in stock and bond prices, we think the U.S. economy remains strong enough to keep the Federal Reserve on course for its planned series of interest rate hikes into 2019. Commensurate with economic growth are rising interest rates, which in our opinion, are likely to create market volatility. Nonetheless, in light of economic strength, we believe markets will regain their composure and refocus on the positive fundamentals. We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
November 15, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2018

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains and an all-time high on January 26. Another loss followed in March and by the end of the first half of the fiscal year, the Index was up a slim 2.37%. The next five months saw the Index gain nearly 7%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, leaving the Index up just 2.06% for the fiscal year. (The Index returned 1.16% for the year ended October 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

It was not that worries about a trade war and rising U.S. interest rates then disappeared. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imported goods, covering more than 5,000 items, including day-to-day consumer goods, valued at some $200 billion. The tariffs would take effect one week later and the rate would increase to 25% at the beginning of 2019. The day after the announcement, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports to China. But investors seemed stubbornly skeptical that lasting damage would result.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June and in September, from 2.00% to 2.25%, with another in December now likely.

The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 2.9% year-over-year rate shown in the September employment report was the highest since 2009, it did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, hovered around the target level of 2.0%, last seen in 2012, without breaking through. But as September ended, the 10-year Treasury yield, which had not been able to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of the rising Treasury yield which shook investors’ confidence: 2.88% to 3.23% in 22 days to October 5. If so, Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral” didn’t help. Commentators increasingly wrote about the fear that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending October at 0.28%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 2.05%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 3.02%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 0.98%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 7.35%, having given up a similar amount since the September 20 record close. The earnings per share of its constituent companies grew by about 25% year-over-year in both the first and second quarters, the most since 2010. Consumer discretionary was the top performer, up 15.16%. Materials was the weakest sector, down 9.35%, perhaps reflecting trade tensions on already fragile global growth.

In currencies, the dollar rose 2.93% against the euro, 4.13% against the pound and slipped 0.35% against the yen. From about April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.

International markets were shaken by the upsurge in volatility in early 2018 and again in October on the concerns described above. MSCI Japan® Index fell 4.22% for the fiscal year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 7.16%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators. Banks were particularly hard hit. MSCI UK® Index slipped 0.91%. General weakness in banks and specific weakness in one heavily weighted consumer staples constituent, was mitigated by strength in energy as oil prices rose, and in the UK’s large pharmaceuticals names.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
FTSE EPRA Nareit Developed Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA Nareit Developed ex-U.S. Index
The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)
United States	53.4%
Japan	11.4%
Hong Kong	8.1%
Germany	5.5%
Australia	4.5%
United Kingdom	4.4%
Sweden	3.4%
Singapore	2.3%
Canada	2.1%
China	1.1%
Countries between 0.2%-1.0%ˆ	4.0%
Liabilities in Excess of Other Assets*	(0.2)%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 6 countries, which each represents 0.2%-1.0% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of -2.86%, compared to the FTSE EPRA NAREIT Developed Net Index and S&P 500® Index, which returned 0.30% and 7.35%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks, as measured by the FTSE EPRA NAREIT Developed Net Index, were up 0.3% in the trailing 12-month period, which was modestly lower than the returns delivered by global stocks but ahead of the negative total return delivered by global bonds. Concern regarding higher interest rates in the United States was the primary headwind to investment returns during the period, despite continued improvement in both economic growth and property company fundamentals. The Americas region delivered the best performance, up 1.9%, as both Canada and the U.S. generated positive total return. Europe and the Asia-Pacific region delivered negative total returns, down 0.9% and 2.3% respectively. In Europe, total return on the Continent was essentially flat, versus -2.1% total return in the U.K. as Brexit uncertainty weighed on investor sentiment. In the Asia-Pacific region, Japan was the best-performing market, up 4.4%, followed by Australia which was down a modest 0.8%. Meanwhile, Hong Kong and Singapore markets were each down approximately 10% as the result of uncertainty surrounding continued geopolitical tensions regarding trade and tariffs.

In our opinion, the economic outlook nonetheless remains solid and we believe this should have a positive impact on commercial real estate and listed real estate companies. In our opinion, economic growth continues with modest pressure on inflation in an economic expansion, which we believe continues to have durability at this point of an extended cycle.

Consistent with this growth, monetary policy has tightened in certain markets, including the U.S., U.K. and Canada, but remains more accommodative elsewhere. We expect the U.S. Fed to tighten monetary policy further in response to continued favorable economic growth. We believe total return among property companies will be generated by 5% earnings growth and 4% dividend yield with stable multiples. With real estate companies trading at an approximate 14% discount to our estimate of inherent real estate value of net asset value, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

The Fund trailed the benchmark for the year as the result of sub-par stock selection and sector allocation decisions. Specifically, the value added by positive stock selection and sector allocation in Europe was more than offset by stock selection and sector allocation in the Americas and Asia-Pacific regions. Stock selection in the U.S. accounted for a little less than half of the relative shortfall during the period, primarily due to stock selection in the office, healthcare, hotel and net lease sectors. This more than offset the favorable stock selection in the mall and self-storage sectors. This also overshadowed the value added from positive sector allocation in the U.S., which was largely driven by positioning to the outperforming residential sector. In the Asia-Pacific region, stock selection in Hong Kong and Japan detracted from relative performance. Positioning in Europe, both on the Continent and in the U.K. contributed to relative performance from both a stock selection and sector allocation perspective.

Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

Simon Property Group, Inc.	5.6%
ProLogis, Inc.	3.5%
Welltower, Inc.	3.0%
Equinix, Inc.	2.8%
AvalonBay Communities, Inc.	2.8%
Vonovia SE	2.7%
Equity Residential	2.7%
CK Asset Holdings Ltd.	2.6%
Mitsui Fudosan Co., Ltd.	2.5%
Extra Space Storage, Inc.	2.5%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. In the U.S., we favor technology, residential and class A mall companies. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand, particularly in the coastal markets. We also like select traditional net lease companies on valuation but overall remain cautious on the sector given lower organic growth.

In the Asia-Pacific region, we favor Hong Kong property companies, which we believe are showing strong growth relative to real estate valuations, thus scoring well on both “growth” and “value” criteria in our Sector Ranking Analysis. We however are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China which has weighed on the stocks. We expect the Tokyo office market to continue to experience improved rental growth as vacancies have fallen below 3%, a level at which landlords enjoy increasing pricing power, although know that patience is required in this market.

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

We favor the U.K. niche sectors of student housing, self-storage and to a lesser extent the industrial sector, which has performed well but is scoring increasingly expensive despite strong fundamentals. In Continental Europe, we prefer property companies in markets with superior growth, including Spain and the Nordic region. We continue to like German residential given its attractive combination of yield and growth which scores well in our stock ranking system.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes a number of REIT markets in Asia, Canada and the U.S. lodging, net lease, healthcare and office sectors. In our view, Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions. In Australia, our outlook is mixed as property companies are benefiting from what we believe is an attractive combination of yield and growth, although property fundamentals range from a robust office market to an uncertain retail market and a residential market, which is meeting headwinds of affordability. Increased M&A activity is generating an underlying bid for the Australian REITs.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	-8.42%	0.95%	6.57%	—
Class C(2)	-4.38%	1.40%	6.41%	—
Class I	-2.59%	2.44%	7.54%	—
Class O	-2.95%	2.14%	7.20%	—
Class R	-3.10%	1.90%	—	4.94%
Class R6(3)	-2.45%	2.57%	7.60%	—
Class W	-2.59%	2.41%	7.49%	—
Excluding Sales Charge:
Class A	-2.86%	2.15%	7.21%	—
Class C	-3.59%	1.40%	6.41%	—
Class I	-2.59%	2.44%	7.54%	—
Class O	-2.95%	2.14%	7.20%	—
Class R	-3.10%	1.90%	—	4.94%
Class R6(3)	-2.45%	2.57%	7.60%	—
Class W	-2.59%	2.41%	7.49%	—
FTSE EPRA Nareit Developed Index	0.30%	4.06%	9.15%	7.06%
S&P 500® Index	7.35%	11.34%	13.24%	14.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on July 15, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of October 31, 2018 (as a percentage of net assets)

Japan	24.0%
Hong Kong	16.3%
United Kingdom	9.9%
Australia	9.6%
Germany	7.2%
France	5.8%
Sweden	5.5%
Canada	5.1%
Singapore	4.6%
Spain	2.6%
Countries between 0.6%-2.3%ˆ	8.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 6 countries, which each represents 0.6%-2.3% of net assets.

Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of -3.33% compared to the FTSE EPRA NAREIT Developed ex-U.S. Net Index and S&P 500® Index which returned -1.29% and 7.35%, respectively, for the same period.

Portfolio Specifics: International real estate shares, as measured by the FTSE EPRA NAREIT Developed ex-US Net Index, were down 1.3% in the trailing 12-month period, which was modestly lower than the returns delivered by global stocks but ahead of the negative total return delivered by global bonds. Concern regarding higher interest rates in the United States was the primary headwind to investment returns during the period, despite continued improvement in both economic growth and property company fundamentals. The Americas region delivered the best performance, as Canada delivered a solid 6.5% total return. Europe and the Asia-Pacific region delivered a negative total return, down 0.9% and 2.3% respectively. In Europe, returns on the Continent were essentially flat, while returns were down 2.1% in the U.K. as Brexit uncertainty weighed on investor sentiment. In the Asia-Pacific region, Japan was the best-performing market, up 4.4%, followed by Australia which was down a modest 0.8%. Meanwhile, Hong Kong and Singapore markets were each down approximately -10% as the result of continued geopolitical tensions regarding trade and tariffs.

In our opinion, the economic outlook nonetheless remains solid and we believe this should have a positive impact on commercial real estate and listed real estate companies. In our opinion, economic growth continues with modest pressure on inflation in an economic expansion, which we believe continues to have durability at this point of an extended cycle.

Consistent with this growth, monetary policy has tightened in certain markets, including the U.S., U.K. and Canada but remains more accommodative elsewhere. We expect the U.S. Fed to tighten monetary policy further in response to continued favorable economic growth. We believe total return among property companies will be generated by 6% earnings growth and 4% dividend yield with stable multiples. With real estate companies trading at an approximate 22% discount to our estimate of inherent real estate value of net asset value, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.

For the trailing twelve-month period, stock selection added value while sector allocation detracted from relative performance. Positive stock selection was driven by relative outperformance in Europe, both on the Continent as well as in the U.K. On the Continent, selective positioning in German residential and Swedish office added value as well as having an underweight exposure to the retail sector. In the U.K., positioning in the niche property sectors such as the storage, industrial and student housing sectors benefited relative performance. In the Asia-Pacific region, stock selection in Hong Kong and Japan detracted from relative performance. From a sector allocation perspective, almost all of the relative shortfall was due to positioning in the Asia-Pacific and was the result of overweight exposure to the underperforming Hong Kong and Singapore markets.

Top Ten Holdings as of October 31, 2018 (as a percentage of net assets)

CK Asset Holdings Ltd.	6.5%
Mitsui Fudosan Co., Ltd.	4.0%
Mirvac Group	3.9%
Link REIT	3.6%
Orix JREIT, Inc.	3.3%
Hongkong Land Holdings Ltd. — HKHGF	3.1%
Unibail-Rodamco-Westfield	3.0%
GPT Group	2.9%
Japan Hotel REIT Investment Corp.	2.4%
SmartCentres Real Estate Investment Trust	2.4%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth.

In the Asia-Pacific region, we continue to favor Hong Kong property companies which we believe are showing strong growth relative to real estate valuations, thus scoring well on both “growth” and “value” criteria in our Sector Ranking Analysis (“SRA”). These are primarily companies with a landlord business model, which score attractively in our SRA ranking. We however are monitoring elevated geopolitical risk surrounding trade friction between the U.S. and China which has weighed on the stocks. We expect the Tokyo office market to continue to experience improved rental growth as vacancies have fallen below 3%, a level at which landlords enjoy increasing pricing power, although know that patience is required in this market and that immediate catalysts are lacking.

We favor the U.K. niche sectors of student housing, self-storage and to a lesser extent the industrial sector, which is scoring increasingly expensive despite strong fundamentals. In Continental Europe, we prefer property companies in markets

7

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

with superior growth, including Spain and the Nordic region. We continue to like select German residential companies which score higher in our stock ranking system.

We are cautious and selective in markets and property types which screen expensive relative to the rate of earnings growth. This includes a number of REIT markets in Asia, and Canada. In our view, Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions. In Australia, our outlook is mixed as property companies are benefiting from what we believe is an attractive combination of yield and growth, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market, which is meeting headwinds of affordability. Increased M&A activity is generating an underlying bid for the Australian REITs.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2018
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-8.89%	-0.03%	5.92%
Class C(2)	-4.96%	0.40%	5.76%
Class I	-3.05%	1.45%	6.86%
Class W	-3.00%	1.44%	6.87%
Excluding Sales Charge:
Class A	-3.33%	1.16%	6.55%
Class C	-4.06%	0.40%	5.76%
Class I	-3.05%	1.45%	6.86%
Class W	-3.00%	1.44%	6.87%
FTSE EPRA Nareit Developed ex-U.S. Index	-1.29%	1.98%	8.39%
S&P 500® Index	7.35%	11.34%	13.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2018*
Voya Global Real Estate Fund
Class A	$1,000.00	$958.20	1.31%	$6.47	$1,000.00	$1,018.60	1.31%	$6.67
Class C	1,000.00	954.10	2.06	10.15	1,000.00	1,014.82	2.06	10.46
Class I	1,000.00	959.30	1.05	5.19	1,000.00	1,019.91	1.05	5.35
Class O	1,000.00	957.10	1.31	6.46	1,000.00	1,018.60	1.31	6.67
Class R	1,000.00	956.90	1.56	7.69	1,000.00	1,017.34	1.56	7.93
Class R6	1,000.00	960.00	0.92	4.55	1,000.00	1,020.57	0.92	4.69
Class W	1,000.00	959.90	1.06	5.24	1,000.00	1,019.86	1.06	5.40
Voya International Real Estate Fund
Class A	$1,000.00	$899.00	1.47%	$7.04	$1,000.00	$1,017.80	1.47%	$7.48
Class C	1,000.00	895.70	2.22	10.61	1,000.00	1,014.01	2.22	11.27
Class I	1,000.00	900.00	1.22	5.84	1,000.00	1,019.06	1.22	6.21
Class W	1,000.00	900.70	1.22	5.84	1,000.00	1,019.06	1.22	6.21

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Mutual Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Real Estate Fund and Voya International Real Estate Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
December 20, 2018

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2018

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$1,075,946,102	$98,964,926
Short-term investments at fair value**	4,739,067	442,534
Cash	870	—
Foreign currencies at value***	36,388	3,542
Receivables:
Investment securities sold	30,382,849	2,127,607
Fund shares sold	367,986	2,272
Dividends	1,043,628	271,267
Foreign tax reclaims	1,153,304	277,763
Unrealized appreciation on forward foreign currency contracts	3,149	20
Prepaid expenses	65,085	11,249
Reimbursement due from manager	100,182	42,256
Other assets	116,615	19,144
Total assets	1,113,955,225	102,162,580
LIABILITIES:
Payable for investment securities purchased	24,767,957	1,549,179
Payable for fund shares redeemed	6,218,193	83,225
Payable upon receipt of securities loaned	4,739,067	—
Unrealized depreciation on forward foreign currency contracts	115	—
Payable for investment management fees	798,268	97,613
Payable for distribution and shareholder service fees	87,486	7,851
Payable to custodian due to bank overdraft	—	212,336
Payable to trustees under the deferred compensation plan (Note 6)	116,615	19,144
Payable for trustee fees	7,730	823
Payable for borrowings against line of credit	2,358,000	—
Other accrued expenses and liabilities	1,069,373	117,988
Total liabilities	40,162,804	2,088,159
NET ASSETS	$1,073,792,421	$100,074,421
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$877,058,300	$106,465,441
Total distributable earnings (loss)	196,734,121	(6,391,020)
NET ASSETS	$1,073,792,421	$100,074,421

+ Including securities loaned at value	$4,512,389	$—
* Cost of investments in securities	$943,389,241	$92,500,364
** Cost of short-term investments	$4,739,067	$442,534
*** Cost of foreign currencies	$36,390	$3,621

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2018 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$145,760,277	$10,389,132
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	9,246,660	1,343,412
Net asset value and redemption price per share†	$15.76	$7.73
Maximum offering price per share (5.75%)(1)	$16.72	$8.20

Class C
Net assets	$62,771,667	$6,322,271
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	4,842,769	821,978
Net asset value and redemption price per share†	$12.96	$7.69

Class I
Net assets	$695,447,483	$72,064,498
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	44,181,736	9,329,394
Net asset value and redemption price per share	$15.74	$7.72

Class O
Net assets	$326,878	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	20,787	n/a
Net asset value and redemption price per share	$15.73	n/a

Class R
Net assets	$1,656,295	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	105,552	n/a
Net asset value and redemption price per share	$15.69	n/a

Class R6
Net assets	$24,339,253	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	1,546,608	n/a
Net asset value and redemption price per share	$15.74	n/a

Class W
Net assets	$143,490,568	$11,298,520
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	9,092,164	1,456,295
Net asset value and redemption price per share	$15.78	$7.76

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2018

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$47,706,766	$5,304,807
Interest	491	—
Securities lending income, net	9,850	—
Total investment income	47,717,107	5,304,807

EXPENSES:
Investment management fees	12,806,089	1,811,510
Distribution and shareholder service fees:
Class A	487,726	53,193
Class C	813,547	76,266
Class O	25,543	—
Class R	10,665	—
Transfer agent fees:
Class A	393,562	15,932
Class C	164,294	5,888
Class I	1,629,564	75,939
Class O	20,462	—
Class P3(1)	72	—
Class R	4,311	—
Class R6	706	—
Class W	394,096	10,743
Shareholder reporting expense	284,138	8,539
Registration fees	132,408	65,999
Professional fees	163,643	31,050
Custody and accounting expense	596,034	190,609
Trustee fees	61,833	6,587
Miscellaneous expense	128,138	26,467
Interest expense	21,506	24,398
Total expenses	18,138,337	2,403,120
Waived and reimbursed fees	(518,955)	(268,640)
Brokerage commission recapture	(44,702)	—
Net expenses	17,574,680	2,134,480
Net investment income	30,142,427	3,170,327
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	277,803,544	36,349,778
Forward foreign currency contracts	209,863	27,052
Foreign currency related transactions	(425,677)	(31,481)
Net realized gain	277,587,730	36,345,349
Net change in unrealized appreciation (depreciation) on:
Investments	(319,826,843)	(36,701,668)
Forward foreign currency contracts	5,620	(4,774)
Foreign currency related transactions	(38,876)	(7,955)
Net change in unrealized appreciation (depreciation)	(319,860,099)	(36,714,397)
Net realized and unrealized loss	(42,272,369)	(369,048)
Increase (decrease) in net assets resulting from operations	$(12,129,942)	$2,801,279

* Foreign taxes withheld	$2,180,890	$548,620
(1) Class P3 liquidated September 4, 2018.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
FROM OPERATIONS:
Net investment income	$30,142,427	$36,513,357	$3,170,327	$6,544,373
Net realized gain	277,587,730	401,839,282	36,345,349	23,965,717
Net change in unrealized appreciation (depreciation)	(319,860,099)	(332,460,963)	(36,714,397)	(6,578,224)
Increase (decrease) in net assets resulting from operations	(12,129,942)	105,891,676	2,801,279	23,931,866
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(41,317,874)	(14,457,044)	(1,710,995)	(9,167,695)
Class B(2)	—	(24,565)	—	(3,166)
Class C	(18,806,844)	(4,566,293)	(440,987)	(774,796)
Class I	(206,750,003)	(66,401,015)	(10,822,927)	(23,649,581)
Class O	(1,960,518)	(429,742)	—	—
Class P3(3)	(8,161)	—	—	—
Class R	(419,537)	(101,447)	—	—
Class R6	(6,796,219)	(2,770,710)	—	—
Class W	(40,015,314)	(11,022,176)	(747,060)	(1,475,137)
Total distributions	(316,074,470)	(99,772,992)	(13,721,969)	(35,070,375)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	329,153,368	476,868,928	35,448,083	62,813,383
Reinvestment of distributions	293,235,884	90,115,940	6,830,221	16,065,405
	622,389,252	566,984,868	42,278,304	78,878,788
Cost of shares redeemed	(1,181,516,398)	(1,703,294,486)	(168,532,367)	(286,033,596)
Net decrease in net assets resulting from capital share transactions	(559,127,146)	(1,136,309,618)	(126,254,063)	(207,154,808)
Net decrease in net assets	(887,331,558)	(1,130,190,934)	(137,174,753)	(218,293,317)
NET ASSETS:
Beginning of year or period	1,961,123,979	3,091,314,913	237,249,174	455,542,491
End of year or period	$1,073,792,421	$1,961,123,979	$100,074,421	$237,249,174

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 11).
(2)	Class B converted to Class A on May 2, 2017.
(3)	Class P3 liquidated September 4, 2018.

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-18	19.42	0.31	•	(0.66)	(0.35)	0.78	2.53	—	3.31	—	15.76	(2.86)		1.37	1.31	1.31	1.78	145,760	107
10-31-17	19.27	0.26	•	0.60	0.86	0.66	0.05	—	0.71	—	19.42	4.59		1.34	1.34	1.34	1.35	276,144	83
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)		1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11		1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64		1.26	1.26	1.26	1.45	1,199,991	40
Class C
10-31-18	16.55	0.14	•	(0.52)	(0.38)	0.68	2.53	—	3.21	—	12.96	(3.59)		2.12	2.06	2.06	1.00	62,772	107
10-31-17	16.53	0.09	•	0.53	0.62	0.55	0.05	—	0.60	—	16.55	3.85		2.09	2.09	2.09	0.54	101,243	83
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)		2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)		2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84		2.01	2.01	2.01	0.66	215,023	40
Class I
10-31-18	19.40	0.35	•	(0.65)	(0.30)	0.83	2.53	—	3.36	—	15.74	(2.59)		1.08	1.05	1.05	2.03	695,447	107
10-31-17	19.26	0.30	•	0.62	0.92	0.73	0.05	—	0.78	—	19.40	4.90		1.05	1.05	1.05	1.58	1,266,207	83
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)		1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41		0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97		0.98	0.98	0.98	1.67	3,294,318	40
Class O
10-31-18	19.41	0.31	•	(0.68)	(0.37)	0.78	2.53	—	3.31	—	15.73	(2.95)		1.37	1.31	1.31	1.83	327	107
10-31-17	19.26	0.26		0.61	0.87	0.67	0.05	—	0.72	—	19.41	4.65		1.34	1.34	1.34	1.26	11,274	83
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)		1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12		1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65		1.26	1.26	1.26	1.40	14,360	40
Class R
10-31-18	19.35	0.26	•	(0.65)	(0.39)	0.74	2.53	—	3.27	—	15.69	(3.10)		1.62	1.56	1.56	1.50	1,656	107
10-31-17	19.21	0.19	•	0.62	0.81	0.62	0.05	—	0.67	—	19.35	4.34		1.59	1.59	1.59	1.01	2,654	83
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)		1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)		1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35		1.51	1.51	1.51	1.17	1,631	40
Class R6
10-31-18	19.40	0.38	•	(0.66)	(0.28)	0.85	2.53	—	3.38	—	15.74	(2.45)		0.92	0.92	0.92	2.22	24,339	107
10-31-17	19.26	0.34	•	0.61	0.95	0.76	0.05	—	0.81	—	19.40	5.08		0.89	0.89	0.89	1.75	47,605	83
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)		0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53		0.87	0.87	0.87	1.45	105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87		0.87	0.87	0.87	(0.56)	103,446	40
Class W
10-31-18	19.44	0.35	•	(0.66)	(0.31)	0.82	2.53	—	3.35	—	15.78	(2.59)		1.12	1.06	1.06	2.02	143,491	107
10-31-17	19.30	0.29	•	0.62	0.91	0.72	0.05	—	0.77	—	19.44	4.85		1.09	1.09	1.09	1.52	255,997	83
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)		1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38		1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91		1.01	1.01	1.01	1.70	392,003	40
Voya International Real Estate Fund
Class A
10-31-18	8.52	0.15	•	(0.39)	(0.24)	0.55	—	—	0.55	—	7.73	(3.33)		1.64	1.47	1.47	1.77	10,389	118
10-31-17	8.56	0.16	•	0.57	0.73	0.77	—	—	0.77	—	8.52	9.50		1.55	1.46	1.46	1.92	38,715	106
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund (continued)
Class C
10-31-18	8.49	0.09	•	(0.39)	(0.30)	0.50	—	—	0.50	—	7.69	(4.06)		2.39	2.22	2.22	1.09	6,322	118
10-31-17	8.53	0.09	•	0.57	0.66	0.70	—	—	0.70	—	8.49	8.69		2.30	2.21	2.21	1.14	7,827	106
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
Class I
10-31-18	8.52	0.17	•	(0.38)	(0.21)	0.59	—	—	0.59	—	7.72	(3.05)		1.38	1.22	1.22	1.97	72,064	118
10-31-17	8.57	0.18	•	0.56	0.74	0.79	—	—	0.79	—	8.52	9.68		1.21	1.21	1.21	2.14	179,501	106
10-31-16	8.89	0.16		(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
Class W
10-31-18	8.56	0.19	•	(0.40)	(0.21)	0.59	—	—	0.59	—	7.76	(3.00)		1.39	1.22	1.22	2.23	11,299	118
10-31-17	8.60	0.18	•	0.57	0.75	0.79	—	—	0.79	—	8.56	9.77		1.30	1.21	1.21	2.16	11,206	106
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Voya International Real Estate Fund’s total return would have been (2.03)%, (2.86)%, (1.71)% and (1.77)% for Classes A, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2018, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2018, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at October 31, 2018.

	Buy	Sell
Global Real Estate	$3,168,882	$4,504,018
International Real Estate	663,040	1,183,366

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds.

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended October 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,638,861,322	$2,462,050,530
International Real Estate	195,184,267	330,484,865

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	N/A	N/A

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2018, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$3,052	$—
International Real Estate	1,681	—
Contingent Deferred Sales Charges:
Global Real Estate	$293	$1,507
International Real Estate	—	185

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2018, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and, for International Real Estate, CBRE Clarion Securities LLC have agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)	1.30%	2.05%	1.05%	1.30%	1.55%	1.00%	1.05%
International Real Estate	1.50%	2.25%	1.25%	N/A	N/A	N/A	1.25%

(1)	Prior to January 1, 2018 the expense limits for Global Real Estate were 1.40%, 2.15%, 1.15%, 1.40%, 1.65%, 1.10%, and 1.15% for Class A, Class C, Class I, Class O, Class R, Class R6, and Class W shares, respectively.

Pursuant to a side letter agreement, through at least March 1, 2019, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser, and the related expiration dates, as of October 31, 2018, are as follows:

	October 31,
	2019	2020	2021	Total
Global Real Estate
Class A	$—	$—	$110,107	$110,107
Class C	—	—	47,613	47,613
Class I	—	—	238,901	238,901
Class R	—	—	1,258	1,258
Class O	—	—	5,670	5,670
Class W	—	—	112,123	112,123

The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% through May 18, 2018.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the year ended October 31, 2018 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	72	$4,081,099	2.65%
International Real Estate	76	4,194,079	2.65

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or Period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
ended	#	#	#	#	#	#	$	$	$	$	$	$
Global Real Estate
Class A
10/31/2018	1,635,967	—	2,188,186	(8,797,249)	—	(4,973,096)	27,338,055	—	38,288,884	(153,982,191)	—	(88,355,252)
10/31/2017	2,748,673	—	709,984	(19,792,797)	32,935	(16,301,205)	52,492,436	—	13,490,947	(376,075,416)	634,664	(309,457,369)
Class B(1)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	319	—	1,275	(44,982)	(41,319)	(84,707)	4,809	—	19,183	(678,442)	(634,664)	(1,289,114)
Class C
10/31/2018	218,380	—	1,104,086	(2,598,379)	—	(1,275,913)	3,163,592	—	16,018,403	(37,097,770)	—	(17,915,775)
10/31/2017	173,163	—	222,942	(3,115,819)	—	(2,719,714)	2,825,472	—	3,624,126	(51,084,290)	—	(44,634,692)
Class I
10/31/2018	12,061,186	—	11,008,546	(44,154,211)	—	(21,084,479)	211,467,282	—	192,191,836	(761,069,674)	—	(357,410,556)
10/31/2017	15,444,314	—	3,161,480	(54,624,121)	—	(36,018,327)	295,182,085	—	60,102,543	(1,046,226,077)	—	(690,941,449)
Class O
10/31/2018	114,975	—	3,429	(678,616)	—	(560,212)	1,996,255	—	59,807	(10,705,938)	—	(8,649,876)
10/31/2017	47,527	—	651	(86,430)	—	(38,252)	911,754	—	12,403	(1,655,159)	—	(731,002)
Class P3(2)
6/1/2018(3)– 10/31/2018	65,459	—	491	(65,950)	—	—	1,092,967	—	8,161	(1,112,692)	—	(11,564)
Class R
10/31/2018	26,535	—	18,997	(77,152)	—	(31,620)	452,512	—	330,837	(1,322,103)	—	(538,754)
10/31/2017	32,391	—	4,148	(60,742)	—	(24,203)	618,201	—	78,698	(1,162,451)	—	(465,552)
Class R6
10/31/2018	2,404,738	—	389,577	(3,701,475)	—	(907,160)	42,644,384	—	6,795,432	(65,449,643)	—	(16,009,827)
10/31/2017	673,066	—	145,810	(2,809,044)	—	(1,990,168)	12,857,173	—	2,770,710	(53,816,239)	—	(38,188,356)
Class W
10/31/2018	2,378,175	—	2,259,702	(8,712,631)	—	(4,074,754)	40,998,321	—	39,542,524	(150,776,387)	—	(70,235,542)
10/31/2017	5,872,026	—	524,852	(9,007,722)	—	(2,610,844)	111,976,998	—	10,017,330	(172,596,412)	—	(50,602,084)

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or Period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
ended	#	#	#	#	#	#	$	$	$	$	$	$
International Real Estate
Class A
10/31/2018	169,489	—	189,438	(3,559,592)	—	(3,200,665)	1,454,683	—	1,619,137	(30,525,133)	—	(27,451,313)
10/31/2017	536,172	—	1,171,999	(11,616,044)	3,536	(9,904,337)	4,480,908	—	9,071,524	(94,329,326)	29,246	(80,747,648)
Class B(1)
10/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
10/31/2017	151	—	129	(1,782)	(3,532)	(5,034)	1,162	—	995	(13,696)	(29,246)	(40,785)
Class C
10/31/2018	125,734	—	48,247	(274,366)	—	(100,385)	1,101,122	—	410,253	(2,345,390)	—	(834,015)
10/31/2017	71,335	—	82,073	(449,532)	—	(296,124)	577,176	—	633,498	(3,662,731)	—	(2,452,057)
Class I
10/31/2018	2,849,958	—	478,736	(15,055,766)	—	(11,727,072)	24,428,809	—	4,072,067	(127,743,359)	—	(99,242,483)
10/31/2017	6,790,013	—	792,691	(21,681,380)	—	(14,098,676)	55,562,080	—	6,161,036	(177,388,986)	—	(115,665,870)
Class W
10/31/2018	983,629	—	85,508	(921,764)	—	147,373	8,463,469	—	728,764	(7,918,485)	—	1,273,748
10/31/2017	262,835	—	24,880	(1,310,154)	—	(1,022,439)	2,192,057	—	198,352	(10,638,857)	—	(8,248,448)

(1)	Class B converted to Class A on May 2, 2017.
(2)	Class P3 liquidated September 4, 2018.
(3)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of Global Real Estate’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2018:

Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc. Total	$4,365,329	$(4,365,329)	$—
Merrill Lynch International Total	147,060	(147,060)	—
Total	$4,512,389	$(4,512,389)	$—

(1)	Collateral with a fair value of $4,739,067 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

26

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2018:

	Paid-in Capital	Distributable Earnings
Global Real Estate(1)	$59,473,248	$(59,473,248)
International Real Estate(2)	(43,046,092)	43,046,092

(1)	Amount relates to equalization adjustments for the Fund’s tax year ended December 31, 2017 and for the period January 1, 2018 through October 31, 2018.
(2)	Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2018*			Year Ended October 31, 2017
	Ordinary Income	Long-term Capital Gain		Ordinary Income	Long-term Capital Gain
Global Real Estate	$77,018,704	$298,529,014	(1)	$92,137,070	$72,635,922	(2)
International Real Estate	13,721,969	—		35,070,375	—

*	Global Real Estate has a tax year-end of December 31. Amounts shown are estimated as of October 31, 2018.
(1)	$59,473,248 relates to equalization accounting.
(2)	$65,000,000 relates to equalization accounting.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2018 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$(5,555,535)	$124,545,463	$77,918,328	$—	—	—
International Real Estate	2,069,031	—	1,367,366	(8,974,059)	Short-term	2019
				(794,750)	Short-term	None
				$(9,768,809)

(1)	The Fund has a tax year-end of December 31. Amounts shown are estimated as of October 31, 2018.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

27

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended October 31, 2017 were as follows:

	Global Real Estate	International Real Estate
Distributions from net investment income:
Class A	$(13,150,281)	$(9,167,695)
Class B	(21,167)	(3,166)
Class C	(4,139,842)	(774,796)
Class I	(61,472,599)	(23,649,581)
Class O	(399,083)	—
Class R	(93,678)	—
Class R6	(2,566,263)	—
Class W	(10,294,157)	(1,475,137)
	$(92,137,070)	$(35,070,375)
Distributions from net realized gains:
Class A	$(1,306,763)	$—
Class B	(3,398)	—
Class C	(426,451)	—
Class I	(4,928,416)	—
Class O	(30,659)	—
Class R	(7,769)	—
Class R6	(204,447)	—
Class W	(728,019)	—
	$(7,635,922)	$—
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$(2,923,399)	$11,581,936

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2018, the following Fund paid distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Global Real Estate
All Classes	LTCG	$1.8330	December 17, 2018	December 13, 2018

LTCG — Long-term capital gain

Expense Limitation Agreement: On November 16, 2018, the Board approved implementing a side letter expense limitation agreement with respect to Global Real Estate. Effective January 1, 2019, the new non-recoupable side letter agreement, through March 1, 2020, is 1.26%, 2.01%, 1.01%, 1.26%, 1.51%, 0.96% and 1.01% for Class A, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

On November 16, 2018, the Board approved revised expense limits and a new side letter expense limitation agreement with respect to International Real Estate. Effective January 1, 2019, through March 1, 2020, the Investment Adviser and sub-adviser have further lowered the expense limits to 1.30%, 2.05%, 1.05% and 1.05% for Class A, Class C, Class I, and Class W, respectively and effective January 1, 2019, the new non-recoupable side letter agreement, through March 1, 2020, is 1.25%, 2.00%, 1.00% and 1.00% for Class A, Class C, Class I, and Class W, respectively

Management Fee: On November 16, 2018, the Board approved revisions to the management fee for International Real Estate. Effective January 1, 2019, the management fee will be 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% thereafter.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Australia: 4.5%
1,539,337		Dexus	$11,122,208	1.0
2,922,869		GPT Group	10,689,591	1.0
11,055,914		Mirvac Group	17,006,611	1.6
1,001,128		Other Securities	9,386,981	0.9
			48,205,391	4.5

		Belgium: 1.0%
197,457	(1)	Other Securities	10,610,485	1.0

		Canada: 2.1%
1,443,992		Other Securities	22,076,497	2.1

		China: 1.1%
3,628,000		Other Securities	11,852,628	1.1

		France: 0.2%
13,101		Other Securities	1,921,420	0.2

		Germany: 5.5%
151,219	(2)	ADO Properties SA	8,919,081	0.8
196,253		LEG Immobilien AG	21,452,117	2.0
636,028		Vonovia SE	29,064,095	2.7
			59,435,293	5.5

		Hong Kong: 8.1%
4,239,174		CK Asset Holdings Ltd.	27,587,479	2.6
1,955,566		Link REIT	17,379,302	1.6
8,703,000		New World Development Ltd.	11,071,650	1.0
2,432,474		Wharf Real Estate Investment Co. Ltd.	15,115,723	1.4
2,079,100		Wheelock & Co., Ltd.	11,114,911	1.1
716,000		Other Securities	4,240,124	0.4
			86,509,189	8.1

		Ireland: 0.7%
4,921,886		Other Securities	7,998,891	0.7

		Japan: 11.4%
952,696		Hulic Co. Ltd.	8,717,762	0.8
16,030		Japan Hotel REIT Investment Corp.	11,403,782	1.1
1,201,281		Mitsui Fudosan Co., Ltd.	27,055,548	2.5
8,561		Mori Hills REIT Investment Corp.	10,589,178	1.0
9,739		Orix JREIT, Inc.	14,898,765	1.4
753,800		Tokyo Tatemono Co., Ltd.	8,107,234	0.7
718,000	(3)	Other Securities	42,116,958	3.9
			122,889,227	11.4

		Luxembourg: 0.8%
339,987		Grand City Properties SA	8,219,411	0.8

		Norway: 0.4%
336,846	(2)	Entra ASA	4,557,982	0.4

COMMON STOCK: (continued)
		Singapore: 2.3%
4,501,900		CapitaLand Commercial Trust	$5,625,355	0.5
6,142,600		CapitaLand Ltd.	13,952,844	1.3
6,176,695		Other Securities	5,397,931	0.5
			24,976,130	2.3

		Spain: 0.9%
808,722	(1),(3)	Other Securities	9,371,444	0.9

		Sweden: 3.4%
774,243		Castellum AB	13,346,186	1.2
839,438		Fabege AB	10,719,108	1.0
1,215,713	(1),(3)	Other Securities	12,503,228	1.2
			36,568,522	3.4

		United Kingdom: 4.4%
1,136,364		Land Securities Group PLC	12,361,488	1.1
1,194,593		Segro PLC	9,365,461	0.9
878,798		Unite Group PLC	9,568,518	0.9
3,218,125		Other Securities	16,044,096	1.5
			47,339,563	4.4

		United States: 53.4%
202,723		Alexandria Real Estate Equities, Inc.	24,778,832	2.3
169,542		AvalonBay Communities, Inc.	29,734,276	2.8
642,925		Brixmor Property Group, Inc.	10,415,385	1.0
396,927		Columbia Property Trust, Inc.	8,911,011	0.8
1,263,153		Cousins Properties, Inc.	10,496,802	1.0
531,550		CubeSmart	15,404,319	1.4
283,471		CyrusOne, Inc.	15,089,161	1.4
507,344		Douglas Emmett, Inc.	18,360,779	1.7
396,627		Duke Realty Corp.	10,935,006	1.0
79,180		Equinix, Inc.	29,988,633	2.8
438,579		Equity Residential	28,490,092	2.7
299,671		Extra Space Storage, Inc.	26,988,370	2.5
621,955		Healthcare Trust of America, Inc.	16,332,538	1.5
168,225		Hilton Worldwide Holdings, Inc.	11,972,573	1.1
465,065		Hudson Pacific Properties, Inc.	14,091,470	1.3
777,512		Invitation Homes, Inc.	17,011,963	1.6
188,179		Mid-America Apartment Communities, Inc.	18,386,970	1.7
585,523		ProLogis, Inc.	37,748,668	3.5
333,741		Regency Centers Corp.	21,145,830	2.0
327,237		Simon Property Group, Inc.	60,054,534	5.6
549,856		STORE Capital Corp.	15,962,320	1.5

See Accompanying Notes to Financial Statements

29

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
148,108	Sun Communities, Inc.	$14,880,411	1.4
222,171	Taubman Centers, Inc.	12,221,627	1.1
1,913,163	VEREIT, Inc.	14,023,485	1.3
702,887	VICI Properties, Inc.	15,175,330	1.4
490,442	Welltower, Inc.	32,403,503	3.0
1,794,446	Other Securities	42,410,141	4.0
		573,414,029	53.4
	Total Common Stock (Cost $943,389,241)	1,075,946,102	100.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateral(4): 0.4%
1,125,598	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government Agency Obligations, 2.795%–5.500%, Market Value plus accrued interest $1,148,110, due 08/01/20–02/01/48)	1,125,598	0.1
236,675	Citibank N.A., Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $236,689, collateralized by various U.S. Government Securities, 0.000%–8.750%, Market Value plus accrued interest $241,409, due 03/07/19–09/09/49)	236,675	0.0
1,125,598	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government Agency Obligations, 2.500%–5.000%, Market Value plus accrued interest $1,148,110, due 07/01/23–01/01/57)	1,125,598	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
1,125,598	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.500%, Market Value plus accrued interest $1,148,110, due 11/08/18–09/20/68)	$1,125,598	0.1
1,125,598	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–7.000%, Market Value plus accrued interest $1,148,110, due 11/29/18–09/09/49)	1,125,598	0.1
		4,739,067	0.4

	Total Short-Term Investments (Cost $4,739,067)	4,739,067	0.4

	Total Investments in Securities (Cost $948,128,308)	$1,080,685,169	100.6
	Liabilities in Excess of Other Assets	(6,892,748)	(0.6)
	Net Assets	$1,073,792,421	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The grouping contains non-income producing securities.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The grouping contains securities on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

30

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Real Estate Operating Companies	14.3%
Office REITs	13.6
Retail REITs	13.6
Residential REITs	12.1
Specialized REITs	9.9
Diversified REITs	8.7
Diversified Real Estate Activities	7.8
Industrial REITs	7.4
Health Care REITs	4.5
Real Estate Development	3.7
Hotel & Resort REITs	2.4
Hotels, Resorts & Cruise Lines	1.5
Health Care Facilities	0.7
Liabilities in Excess of Other Assets*	(0.2)
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$48,205,391	$—	$48,205,391
Belgium	4,143,204	6,467,281	—	10,610,485
Canada	22,076,497	—	—	22,076,497
China	—	11,852,628	—	11,852,628
France	—	1,921,420	—	1,921,420
Germany	—	59,435,293	—	59,435,293
Hong Kong	—	86,509,189	—	86,509,189
Ireland	7,998,891	—	—	7,998,891
Japan	—	122,889,227	—	122,889,227
Luxembourg	—	8,219,411	—	8,219,411
Norway	—	4,557,982	—	4,557,982
Singapore	—	24,976,130	—	24,976,130
Spain	2,882,528	6,488,916	—	9,371,444
Sweden	—	36,568,522	—	36,568,522
United Kingdom	—	47,339,563	—	47,339,563
United States	573,414,029	—	—	573,414,029
Total Common Stock	610,515,149	465,430,953	—	1,075,946,102
Short-Term Investments	—	4,739,067	—	4,739,067
Total Investments, at fair value	$610,515,149	$470,170,020	$—	$1,080,685,169
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,149	—	3,149
Total Assets	$610,515,149	$470,173,169	$—	$1,080,688,318
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(115)	$—	$(115)
Total Liabilities	$—	$(115)	$—	$(115)

(1)	For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels

See Accompanying Notes to Financial Statements

31

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

at the beginning of the reporting period. At October 31, 2018, securities valued at $35,880,349 were transferred from Level 1 to Level 2 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 4,503,460	USD	40,027	Brown Brothers Harriman & Co.	11/01/18	$(115)
JPY 1,126,158	USD	9,981	Brown Brothers Harriman & Co.	11/02/18	—
JPY 83,931,849	USD	740,859	Brown Brothers Harriman & Co.	11/05/18	3,149
					$3,034

Currency Abbreviations

JPY — Japanese Yen
USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,149
Total Asset Derivatives		$3,149
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$115
Total Liability Derivatives		$115

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$209,863
Total	$209,863

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$5,620
Total	$5,620

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $1,002,787,997.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$147,422,002
Gross Unrealized Depreciation	(69,503,674)
Net Unrealized Appreciation	$77,918,328

See Accompanying Notes to Financial Statements

32

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 9.6%
789,057		GPT Group	$2,885,760	2.9
1,069,721		Ingenia Communities Group	2,181,666	2.2
2,510,946		Mirvac Group	3,862,429	3.9
86,676		Other Securities	626,262	0.6
			9,556,117	9.6

		Belgium: 2.3%
13,056		Warehouses De Pauw SCA	1,693,206	1.7
20,898	(1)	Other Securities	586,661	0.6
			2,279,867	2.3

		Canada: 5.1%
153,600		Chartwell Retirement Residences	1,648,652	1.6
54,700		Killam Apartment Real Estate Investment Trust	671,882	0.7
103,813		SmartCentres Real Estate Investment Trust	2,372,057	2.4
29,700		Other Securities	443,092	0.4
			5,135,683	5.1

		China: 1.0%
328,000		China Overseas Land & Investment Ltd.	1,031,180	1.0

		France: 5.8%
8,879		Gecina S.A.	1,302,212	1.3
32,173		Klepierre SA	1,090,255	1.1
16,936	(2)	Unibail-Rodamco-Westfield	3,064,707	3.0
16,922	(1)	Other Securities	372,982	0.4
			5,830,156	5.8

		Germany: 7.2%
15,159	(3)	ADO Properties SA	894,096	0.9
32,662		Deutsche Wohnen SE	1,493,958	1.5
17,883		LEG Immobilien AG	1,954,764	2.0
50,809		Vonovia SE	2,321,781	2.3
63,426		Other Securities	525,584	0.5
			7,190,183	7.2

		Hong Kong: 16.3%
1,002,221		CK Asset Holdings Ltd.	6,522,202	6.5
518,300		Hongkong Land Holdings Ltd. — HKHGF	3,069,353	3.1
405,500		Link REIT	3,603,717	3.6
104,754		Sun Hung Kai Properties Ltd.	1,361,403	1.3
284,250		Wharf Real Estate Investment Co. Ltd.	1,766,368	1.8
			16,323,043	16.3

		Ireland: 1.9%
565,840		Green REIT plc	934,425	0.9

COMMON STOCK: (continued)
		Ireland: (continued)
601,924		Hibernia REIT plc	$965,380	1.0
			1,899,805	1.9

		Japan: 24.0%
965		AEON REIT Investment Corp.	1,062,878	1.1
794		Fukuoka REIT Corp.	1,198,572	1.2
240,600		Hulic Co. Ltd.	2,201,640	2.2
710		Hulic Reit, Inc.	1,033,136	1.0
3,338		Japan Hotel REIT Investment Corp.	2,374,661	2.4
156		Kenedix Office Investment Corp.	966,722	1.0
2,168		LaSalle Logiport REIT	1,996,379	2.0
180,156		Mitsui Fudosan Co., Ltd.	4,057,518	4.0
1,058		Mori Hills REIT Investment Corp.	1,308,650	1.3
117,200		Nomura Real Estate Holdings, Inc.	2,201,598	2.2
2,163		Orix JREIT, Inc.	3,308,967	3.3
177,000		Tokyo Tatemono Co., Ltd.	1,903,662	1.9
168		Other Securities	372,671	0.4
			23,987,054	24.0

		Luxembourg: 1.9%
79,203		Grand City Properties SA	1,914,785	1.9

		Netherlands: 0.6%
14,790		Other Securities	583,800	0.6

		Norway: 0.6%
45,412	(3)	Entra ASA	614,486	0.6

		Singapore: 4.6%
1,195,800		CapitaLand Commercial Trust	1,494,214	1.5
308,700		CapitaLand Ltd.	701,208	0.7
229,600		City Developments Ltd.	1,312,142	1.3
1,185,000		Mapletree Logistics Trust	1,035,594	1.1
			4,543,158	4.6

		Spain: 2.6%
111,852		Inmobiliaria Colonial Socimi SA	1,123,046	1.1
76,078		Merlin Properties Socimi SA	953,258	1.0
54,343	(1)	Other Securities	538,574	0.5
			2,614,878	2.6

		Sweden: 5.5%
79,387		Castellum AB	1,368,451	1.4
122,364		Fabege AB	1,562,513	1.6
57,908	(2)	Pandox AB	989,290	1.0
93,299		Wihlborgs Fastigheter AB	1,052,611	1.0

See Accompanying Notes to Financial Statements

33

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Sweden: (continued)
53,083		Other Securities	$552,036	0.5
			5,524,901	5.5

		United Kingdom: 9.4%
312,522		Grainger PLC	1,079,704	1.1
105,311		Land Securities Group PLC	1,145,584	1.1
174,955		Safestore Holdings PLC	1,194,620	1.2
176,551		Segro PLC	1,384,138	1.4
169,728		Unite Group PLC	1,848,031	1.8
70,048		Workspace Group PLC	858,538	0.9
467,575		Other Securities	1,883,988	1.9
			9,394,603	9.4
		Total Common Stock (Cost $91,907,552)	98,423,699	98.4

CLOSED-END FUNDS: 0.5%
		United Kingdom: 0.5%
487,822		Other Securities	541,227	0.5
		Total Closed-End Funds (Cost $592,812)	541,227	0.5
		Total Long-Term Investments (Cost $92,500,364)	98,964,926	98.9

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
442,534	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070% (Cost $442,534)	442,534	0.4
		Total Short-Term Investments (Cost $442,534)	442,534	0.4

		Total Investments in Securities (Cost $92,942,898)	$99,407,460	99.3
		Assets in Excess of Other Liabilities	666,961	0.7
		Net Assets	$100,074,421	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2018.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	The grouping contains non-income producing securities.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Rate shown is the 7-day yield as of October 31, 2018.

REIT Diversification	Percentage of Net Assets
Real Estate Operating Companies	24.7%
Retail REITs	12.9
Diversified REITs	12.7
Office REITs	11.8
Diversified Real Estate Activities	11.4
Real Estate Development	7.5
Industrial REITs	7.0
Residential REITs	4.7
Hotel & Resort REITs	2.4
Health Care Facilities	1.6
Specialized REITs	1.2
Hotels, Resorts & Cruise Lines	1.0
Assets in Excess of Other Liabilities*	1.1
Net Assets	100.0%

* Includes short-term investments.

See Accompanying Notes to Financial Statements

34

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$2,181,666	$7,374,451	$—	$9,556,117
Belgium	586,661	1,693,206	—	2,279,867
Canada	5,135,683	—	—	5,135,683
China	—	1,031,180	—	1,031,180
France	$372,982	$5,457,174	$—	$5,830,156
Germany	—	7,190,183	—	7,190,183
Hong Kong	—	16,323,043	—	16,323,043
Ireland	1,899,805	—	—	1,899,805
Japan	—	23,987,054	—	23,987,054
Luxembourg	—	1,914,785	—	1,914,785
Netherlands	583,800	—	—	583,800
Norway	—	614,486	—	614,486
Singapore	—	4,543,158	—	4,543,158
Spain	538,574	2,076,304	—	2,614,878
Sweden	—	5,524,901	—	5,524,901
United Kingdom	—	9,394,603	—	9,394,603
Total Common Stock	11,299,171	87,124,528	—	98,423,699
Closed-End Funds	541,227	—	—	541,227
Short-Term Investments	442,534	—	—	442,534
Total Investments, at fair value	$12,282,932	$87,124,528	$—	$99,407,460
Other Financial Instruments+
Forward Foreign Currency Contracts	—	20	—	20
Total Assets	$12,282,932	$87,124,548	$—	$99,407,480

(1)	For the year ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund (Note 2) certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2018, securities valued at $12,895,811 and $1,177,806 were transferred from Level 1 to Level 2 and Level 2 and Level 1, respectively, within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2018, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD 30,165	USD 21,759	Brown Brothers Harriman & Co.	11/05/18	$20
				$20

Currency Abbreviations

SGD — Singapore Dollar

USD — United States Dollar

See Accompanying Notes to Financial Statements

35

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2018 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$20
Total Asset Derivatives		$20

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$27,052
Total	$27,052

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(4,774)
Total	$(4,774)

At October 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $98,034,164.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$8,052,291
Gross Unrealized Depreciation	(6,684,925)
Net Unrealized Appreciation	$1,367,366

See Accompanying Notes to Financial Statements

36

TAX INFORMATION (UNAUDITED)

Final character of distributions for Voya Global Real Estate Fund will be determined after the Fund’s tax year-end of December 31, 2018. Character of distributions paid during the tax year ended December 31, 2017 was as follows:

Class	Type	Per Share Amount
Class A	NII	$0.6559
Class C	NII	$0.5449
Class I	NII	$0.7180
Class O	NII	$0.6644
Class R	NII	$0.6120
Class R6	NII	$0.7496
Class W	NII	$0.7108
All Classes	LTCG	$2.5336

NII — Net investment income

LTCG — Long-term capital gain

Dividends and distributions paid by Voya International Real Estate Fund during the year ended October 31, 2018 were as follows:

Class	Type	Per Share Amount
Class A	NII	$0.5530
Class C	NII	$0.5006
Class I	NII	$0.5883
Class W	NII	$0.5909

NII — Net investment income

For the year ended October 31, 2018, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	18.98%
International Real Estate	26.74%

(1)	As of Fund’s tax year ended December 31, 2017.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Global Real Estate	$239,055,766

Global Real Estate also designates as long-term capital gain distributions the following amounts of equalization:

Ten Months Ended October 31, 2018	Tax Year Ended December 31, 2017
$25,473,248	$99,000,000

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International Real Estate	$216,653	$0.0167	52.79%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013–Present	Retired.	150	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005–Present	Retired.	150	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant (May 2001– Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	February 2002–Present	Retired.	150	None.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017– Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004– August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018– Present); Voya Investments Distributor, LLC (April 2018– Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2018.
(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015– March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018–Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015– Present) and Voya Funds Services, LLC (March 2006–Present).

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012– Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present); Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997– Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007– Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010– Present) and Vice President, Voya Funds Services, LLC (March 2006– Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015– Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Senior Compliance Officer, Voya Investment Management (December 2009– Present).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

42

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	166212 (1018-122018)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $438,215 for the year ended October 31, 2018 and $460,215 for the year ended October 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $43,200 for the year ended October 31, 2018 and $40,500 for the year ended October 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $163,124 for the year ended October 31, 2018 and $126,929 for the year ended October 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2018 and $0 for the year ended October 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2018 and October 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Mutual Funds	$206,324	$167,429
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Mutual Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya International High Dividend Low Volatility Fund (formerly, Voya Global High Dividend Low Volatility Fund), Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund (the Funds), each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended except for Global Corporate Leaders® 100 Fund and Voya International High Dividend Low Volatility Fund for which the date is the year ended October 31, 2018 and the period from December 6, 2016 (commencement of operations) through October 31, 2017 and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya International High Dividend Low Volatility Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund, as of October 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

December 20, 2018

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.0%
		Argentina: 0.4%
1,000,000	(1)	YPF SA, 8.500%, 03/23/2021	1,013,250	0.4

		Brazil: 0.9%
250,000	(1),(2)	Banco do Brasil SA/Cayman, 4.875%, 04/19/2023	245,050	0.1
300,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	272,535	0.1
250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	231,875	0.1
1,100,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,232,935	0.6
			1,982,395	0.9

		Canada: 0.6%
230,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	216,200	0.1
205,000		Cenovus Energy, Inc., 4.250%, 04/15/2027	193,634	0.1
300,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	271,710	0.1
475,000		Goldcorp, Inc., 3.700%, 03/15/2023	465,618	0.2
240,000		Teck Resources Ltd., 6.000%, 08/15/2040	235,800	0.1
			1,382,962	0.6

		Chile: 0.3%
250,000	(1)	Cencosud SA, 4.375%, 07/17/2027	220,628	0.1
300,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/2025	298,678	0.1
200,000	(1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/2047	200,502	0.1
			719,808	0.3

		China: 0.3%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	702,113	0.3

		France: 0.5%
706,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	686,804	0.3
257,000	(1)	BPCE SA, 5.150%, 07/21/2024	258,990	0.1
256,000	(1)	Electricite de France SA, 2.350%, 10/13/2020	251,154	0.1
			1,196,948	0.5

		Guernsey: 0.3%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/2020	655,456	0.3

		India: 0.2%
500,000	(1)	Reliance Industries Ltd, 3.667%, 11/30/2027	452,889	0.2

		Indonesia: 0.3%
200,000	(2)	Pertamina Persero PT, 4.300%, 05/20/2023	195,868	0.1
425,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	416,682	0.2
			612,550	0.3

		Ireland: 0.3%
341,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	295,139	0.1
453,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	411,275	0.2
			706,414	0.3

		Israel: 0.1%
250,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	220,785	0.1

		Italy: 0.1%
200,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	203,500	0.1

		Jamaica: 0.2%
243,000		Digicel Ltd., 6.000%, 04/15/2021	221,434	0.1
322,000	(1)	Digicel Ltd., 6.750%, 03/01/2023	260,015	0.1
			481,449	0.2

		Japan: 0.8%
255,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	242,520	0.1
770,000	(1)	MUFG Bank Ltd, 2.300%, 03/05/2020	760,015	0.4
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	746,651	0.3
			1,749,186	0.8

		Kazakhstan: 0.3%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	662,336	0.3

		Luxembourg: 0.1%
130,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	128,212	0.1

		Mexico: 1.4%
567,000	(1)	Cemex SAB de CV, 6.125%, 05/05/2025	564,165	0.3
525,000	(1),(3)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	521,745	0.2
1,175,000	(1)	Mexichem SAB de CV, 4.875%, 09/19/2022	1,171,263	0.5
275,000		Petroleos Mexicanos, 4.500%, 01/23/2026	244,800	0.1
325,000		Petroleos Mexicanos, 5.500%, 06/27/2044	252,167	0.1
500,000		Petroleos Mexicanos, 6.875%, 08/04/2026	499,250	0.2
			3,253,390	1.4

		Netherlands: 0.9%
195,000		ArcelorMittal, 7.000%, 10/15/2039	216,344	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Netherlands: (continued)
455,000		Cooperatieve Rabobank UA, 4.500%, 01/11/2021	464,751	0.2
696,000		Shell International Finance BV, 3.250%, 05/11/2025	671,511	0.3
445,000		Shell International Finance BV, 4.000%, 05/10/2046	411,687	0.2
290,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	258,892	0.1
			2,023,185	0.9

		Norway: 0.2%
382,000		Equinor ASA, 2.450%, 01/17/2023	367,181	0.2

		Panama: 0.1%
250,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	242,187	0.1

		Peru: 0.3%
400,000	(1)	El Fondo Mivivienda SA, 3.500%, 01/31/2023	385,000	0.2
375,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	348,375	0.1
			733,375	0.3

		Russia: 0.3%
400,000	(1)	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/2021	410,810	0.2
250,000	(1)	VEON Holdings BV, 4.950%, 06/16/2024	237,315	0.1
			648,125	0.3

		Spain: 0.1%
170,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	152,857	0.0
180,000		Telefonica Emisiones SAU, 4.895%, 03/06/2048	160,853	0.1
			313,710	0.1

		Sweden: 0.3%
666,000	(1),(3)	Nordea Bank AB, 5.500%, 12/31/2199	661,005	0.3

		Switzerland: 0.5%
456,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	482,859	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	662,890	0.3
			1,145,749	0.5

		Trinidad And Tobago: 0.1%
166,667		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/2022	146,442	0.1

		Turkey: 0.4%
650,000	(1),(3)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/2027	542,363	0.2
500,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.750%, 01/30/2023	432,879	0.2
			975,242	0.4

		United Arab Emirates: 0.5%
1,080,000	(1)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,145,471	0.5

		United Kingdom: 1.3%
324,000		Aon PLC, 2.800%, 03/15/2021	317,646	0.1
656,000		BP Capital Markets PLC, 3.216%, 11/28/2023	639,180	0.3
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	182,916	0.1
1,000,000		Santander UK PLC, 2.375%, 03/16/2020	987,759	0.4
713,000	(1)	Standard Chartered PLC, 4.300%, 02/19/2027	671,812	0.3
270,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	256,873	0.1
			3,056,186	1.3

		United States: 17.9%
400,000		21st Century Fox America, Inc., 5.400%, 10/01/2043	450,992	0.2
190,000		AbbVie, Inc., 3.600%, 05/14/2025	181,553	0.1
361,000		AbbVie, Inc., 4.300%, 05/14/2036	322,795	0.1
235,000		AECOM, 5.125%, 03/15/2027	219,725	0.1
59,000		Aetna, Inc., 2.800%, 06/15/2023	56,339	0.0
566,000		American International Group, Inc., 4.500%, 07/16/2044	504,087	0.2
255,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	234,600	0.1
250,000		AMC Networks, Inc., 4.750%, 08/01/2025	233,025	0.1
83,393		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	85,914	0.0
330,000		Amgen, Inc., 3.200%, 11/02/2027	304,107	0.1
130,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/2025	132,763	0.1
498,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/2021	488,448	0.2
195,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/2026	185,245	0.1
252,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/2046	238,831	0.1
225,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	216,223	0.1
337,000	(1)	AT&T, Inc., 4.300%, 02/15/2030	317,388	0.1
375,000		AT&T, Inc., 5.150%, 03/15/2042	346,944	0.2
488,000		AT&T, Inc., 5.450%, 03/01/2047	464,539	0.2
461,000		Bank of America Corp., 3.300%, 01/11/2023	451,003	0.2
703,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	649,146	0.3
508,000		Bank of America Corp., 4.100%, 07/24/2023	512,200	0.2
503,000		Bank of New York Mellon Corp., 2.050%, 05/03/2021	486,961	0.2

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
260,000	(1)	Brink's Co/The, 4.625%, 10/15/2027	239,850	0.1
255,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	237,947	0.1
255,000	(1)	Calpine Corp., 5.250%, 06/01/2026	235,237	0.1
427,000		CBRE Services, Inc., 5.250%, 03/15/2025	442,669	0.2
266,000		CBS Corp., 3.700%, 08/15/2024	257,928	0.1
250,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	235,937	0.1
632,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	639,570	0.3
235,000		Chemours Co/The, 5.375%, 05/15/2027	219,137	0.1
305,000		Citigroup, Inc., 4.125%, 07/25/2028	289,895	0.1
699,000		Citigroup, Inc., 4.000%, 08/05/2024	691,111	0.3
491,000		Citigroup, Inc., 5.500%, 09/13/2025	515,739	0.2
770,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/2019	764,391	0.3
321,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	300,622	0.1
193,000		Comcast Corp., 2.350%, 01/15/2027	168,978	0.1
350,000		Comcast Corp., 4.150%, 10/15/2028	347,572	0.2
215,000		Comcast Corp., 4.250%, 01/15/2033	208,645	0.1
235,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	211,500	0.1
380,000		Continental Resources, Inc./OK, 4.375%, 01/15/2028	368,114	0.2
230,000		CSC Holdings LLC, 5.250%, 06/01/2024	222,237	0.1
1,338,000		CVS Health Corp., 2.800%, 07/20/2020	1,324,398	0.6
600,000		CVS Health Corp., 4.300%, 03/25/2028	586,380	0.3
90,000		Dana, Inc., 5.500%, 12/15/2024	87,165	0.0
236,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	238,107	0.1
581,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/2023	602,345	0.3
176,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	182,771	0.1
374,000		Discover Bank, 7.000%, 04/15/2020	390,810	0.2
280,000		DISH DBS Corp., 5.875%, 11/15/2024	239,050	0.1
187,000		Eastman Chemical Co., 2.700%, 01/15/2020	185,647	0.1
286,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	288,273	0.1
1,185,000		Energy Transfer Partners L.P., 4.900%, 02/01/2024	1,206,056	0.5
616,000		Entergy Corp., 5.125%, 09/15/2020	629,389	0.3
245,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	232,444	0.1
233,000		FedEx Corp., 4.050%, 02/15/2048	197,518	0.1
377,000		Fifth Third Bancorp, 8.250%, 03/01/2038	505,082	0.2
230,000	(1)	First Data Corp., 5.750%, 01/15/2024	232,300	0.1
590,000		FirstEnergy Corp., 4.250%, 03/15/2023	596,053	0.3
702,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	685,420	0.3
275,000		Freeport-McMoRan, Inc., 5.450%, 03/15/2043	234,438	0.1
91,000		General Electric Co., 6.750%, 03/15/2032	103,032	0.0
284,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	272,029	0.1
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	282,738	0.1
963,000	(3)	Goldman Sachs Group, Inc./The, 2.876%, 10/31/2022	937,051	0.4
125,000		HCA, Inc., 5.500%, 06/15/2047	123,313	0.1
125,000		HCA, Inc., 5.875%, 02/15/2026	128,125	0.1
120,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/2026	120,900	0.1
250,000	(1)	Hilton Domestic Operating Co., Inc., 5.125%, 05/01/2026	245,000	0.1
235,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025	228,244	0.1
90,000		Johnson & Johnson, 2.900%, 01/15/2028	84,206	0.0
170,000		Johnson & Johnson, 3.400%, 01/15/2038	153,103	0.1
50,000		Johnson & Johnson, 4.375%, 12/05/2033	52,060	0.0
215,000	(1),(2)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/2025	172,000	0.1
430,000		JPMorgan Chase & Co., 2.550%, 03/01/2021	421,567	0.2
298,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	259,961	0.1
530,000	(3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	533,975	0.2
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	227,540	0.1
223,000		Kinder Morgan, Inc./DE, 5.550%, 06/01/2045	226,066	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
223,000		Kraft Heinz Foods Co., 3.000%, 06/01/2026	199,383	0.1
164,000		Kroger Co/The, 4.450%, 02/01/2047	143,536	0.1
117,000		Kroger Co/The, 4.650%, 01/15/2048	105,164	0.0
255,000		Lennar Corp., 4.750%, 11/29/2027	238,744	0.1
240,000		Level 3 Parent LLC, 5.750%, 12/01/2022	239,950	0.1
394,000		Medtronic, Inc., 3.150%, 03/15/2022	389,834	0.2
428,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	422,608	0.2
396,000		Metropolitan Edison Co., 7.700%, 01/15/2019	399,717	0.2
250,000		MGM Resorts International, 4.625%, 09/01/2026	226,875	0.1
404,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	360,327	0.2
453,000		Morgan Stanley, 3.750%, 02/25/2023	450,082	0.2
753,000		Morgan Stanley, 4.100%, 05/22/2023	752,942	0.3
240,000		Murphy Oil Corp., 5.750%, 08/15/2025	239,328	0.1
310,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	309,082	0.1
462,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	456,347	0.2
165,000		Nordstrom, Inc., 5.000%, 01/15/2044	148,195	0.1
250,000	(1)	Novelis Corp., 5.875%, 09/30/2026	236,250	0.1
327,000		Occidental Petroleum Corp., 4.625%, 06/15/2045	328,209	0.1
504,000		Oracle Corp., 2.950%, 05/15/2025	478,507	0.2
120,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	112,396	0.0
115,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	113,085	0.0
120,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	120,000	0.1
267,000		Pacific Gas & Electric Co., 3.300%, 12/01/2027	238,229	0.1
283,000		Pfizer, Inc., 2.750%, 06/03/2026	263,905	0.1
598,000		Philip Morris International, Inc., 4.250%, 11/10/2044	539,494	0.2
235,000	(1)	Post Holdings, Inc., 5.000%, 08/15/2026	217,669	0.1
277,000		Qualcomm, Inc., 3.250%, 05/20/2027	257,174	0.1
255,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	227,269	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/2043	359,295	0.2
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/2021	593,044	0.3
260,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	235,300	0.1
225,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	212,555	0.1
225,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	214,031	0.1
275,000		Southern Co., 2.750%, 06/15/2020	271,809	0.1
226,000		Southwest Airlines Co., 3.450%, 11/16/2027	212,042	0.1
255,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	233,325	0.1
230,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/2025	221,375	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	132,304	0.1
240,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	237,854	0.1
125,000		Teleflex, Inc., 4.625%, 11/15/2027	117,031	0.0
299,000		Time Warner Cable LLC, 5.875%, 11/15/2040	286,418	0.1
250,000		T-Mobile USA, Inc., 4.750%, 02/01/2028	231,875	0.1
250,000		United Rentals North America, Inc., 4.875%, 01/15/2028	225,863	0.1
250,000		Verizon Communications, Inc., 4.125%, 03/16/2027	247,770	0.1
397,000		Verizon Communications, Inc., 4.522%, 09/15/2048	361,492	0.2
281,000		Viacom, Inc., 4.375%, 03/15/2043	230,781	0.1
290,000		Walmart, Inc., 3.700%, 06/26/2028	286,030	0.1
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	419,343	0.2
245,000		Western Digital Corp., 4.750%, 02/15/2026	226,625	0.1
235,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	224,131	0.1
			40,889,057	17.9

	Total Corporate Bonds/Notes (Cost $70,235,796)		68,470,558	30.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
		United States: 11.5%
646,258	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.997%, 05/25/2036	609,349	0.3
482,100		Alternative Loan Trust 2005-51 3A2A, 3.236%, (12MTA + 1.290%), 11/20/2035	466,263	0.2
159,150		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	124,256	0.1
239,286		Alternative Loan Trust 2007-23CB A3, 2.781%, (US0001M + 0.500%), 09/25/2037	162,354	0.1
611,220		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	515,506	0.2

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
607,255		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	586,725	0.3
108,315		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.781%, (US0001M + 0.500%), 11/25/2035	72,348	0.0
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 3.001%, (US0001M + 0.720%), 11/25/2035	303,493	0.1
371,322	(1),(3)	CSMC Trust 2015-2 B3, 3.935%, 02/25/2045	364,172	0.2
6,258,821	(4)	Fannie Mae 2005-18 SC, 2.369%, (-1.000*US0001M + 4.650%), 03/25/2035	458,463	0.2
4,171,028	(4)	Fannie Mae 2009-106 SA, 3.969%, (-1.000*US0001M + 6.250%), 01/25/2040	547,385	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 5.281%, (US0001M + 3.000%), 10/25/2029	535,229	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.481%, (US0001M + 2.200%), 01/25/2030	511,411	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.681%, (US0001M + 2.400%), 05/25/2030	410,707	0.2
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.781%, (US0001M + 2.500%), 05/25/2030	619,923	0.3
147,409		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	155,061	0.1
120,513		Fannie Mae REMIC Trust 2005-74 DK, 14.875%, (-4.000*US0001M + 24.000%), 07/25/2035	157,848	0.1
203,743		Fannie Mae REMIC Trust 2006-104 ES, 22.043%, (-5.000*US0001M + 33.450%), 11/25/2036	313,888	0.1
2,485,772	(4)	Fannie Mae REMIC Trust 2007-36 SN, 4.489%, (-1.000*US0001M + 6.770%), 04/25/2037	377,184	0.2
227,678		Fannie Mae REMIC Trust 2007-55 DS, 9.297%, (-2.500*US0001M + 15.000%), 06/25/2037	231,444	0.1
1,731,428	(4)	Fannie Mae REMIC Trust 2008-53 FI, 3.819%, (-1.000*US0001M + 6.100%), 07/25/2038	147,187	0.1
1,017,675	(4)	Fannie Mae REMIC Trust 2008-58 SM, 3.819%, (-1.000*US0001M + 6.100%), 07/25/2038	130,440	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 8.313%, (-3.333*US0001M + 15.833%), 09/25/2039	150,324	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 8.480%, (-3.333*US0001M + 16.000%), 09/25/2039	96,667	0.0
7,682,895	(4)	Fannie Mae REMIC Trust 2010-123 SL, 3.789%, (-1.000*US0001M + 6.070%), 11/25/2040	905,262	0.4
6,510,810	(4)	Fannie Mae REMIC Trust 2011-55 SK, 4.279%, (-1.000*US0001M + 6.560%), 06/25/2041	974,130	0.4
2,894,481	(4)	Fannie Mae REMIC Trust 2011-86 NS, 3.669%, (-1.000*US0001M + 5.950%), 09/25/2041	331,084	0.1
1,185,142	(4)	Fannie Mae REMIC Trust 2012-10 US, 4.169%, (-1.000*US0001M + 6.450%), 02/25/2042	151,709	0.1
3,413,886	(4)	Fannie Mae REMIC Trust 2012-24 HS, 4.269%, (-1.000*US0001M + 6.550%), 09/25/2040	422,839	0.2
2,527,462	(4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	386,417	0.2
1,171,112	(4)	Fannie Mae Series 2007-9 SE, 3.799%, (-1.000*US0001M + 6.080%), 03/25/2037	143,531	0.1
1,854,522	(4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	248,481	0.1
294,629	(4)	Freddie Mac REMIC Trust 2303 SY, 6.421%, (-1.000*US0001M + 8.700%), 04/15/2031	58,159	0.0
1,966,268	(4)	Freddie Mac REMIC Trust 2989 GU, 4.721%, (-1.000*US0001M + 7.000%), 02/15/2033	265,268	0.1
1,784,439	(4)	Freddie Mac REMIC Trust 3271 SB, 3.771%, (-1.000*US0001M + 6.050%), 02/15/2037	211,097	0.1
4,708,817	(4)	Freddie Mac REMIC Trust 3424 HI, 3.621%, (-1.000*US0001M + 5.900%), 04/15/2038	573,549	0.3
1,471,750	(4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	251,644	0.1
1,676,446	(4)	Freddie Mac REMIC Trust 3710 SL, 3.721%, (-1.000*US0001M + 6.000%), 05/15/2036	57,979	0.0
7,247,697	(4)	Freddie Mac REMIC Trust 3856 KS, 4.271%, (-1.000*US0001M + 6.550%), 05/15/2041	1,029,224	0.4
2,790,847	(4)	Freddie Mac REMIC Trust 3925 SD, 3.771%, (-1.000*US0001M + 6.050%), 07/15/2040	278,054	0.1
2,993,645	(4)	Freddie Mac REMIC Trust 3946 SE, 4.371%, (-1.000*US0001M + 6.650%), 02/15/2041	400,557	0.2

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
4,667,534	(4)	Freddie Mac REMIC Trust 4077 SM, 4.421%, (-1.000*US0001M + 6.700%), 08/15/2040	560,223	0.2
1,558,635	(4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	221,751	0.1
2,812,336	(4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	530,187	0.2
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.981%, (US0001M + 4.700%), 04/25/2028	355,029	0.2
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.781%, (US0001M + 2.500%), 03/25/2030	415,138	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.931%, (US0001M + 2.650%), 12/25/2029	625,580	0.3
147,961	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.606%, 10/25/2046	146,783	0.1
89,178		Ginnie Mae Series 2007-37 S, 16.941%, (-3.667*US0001M + 25.300%), 04/16/2037	98,533	0.0
412,767		Ginnie Mae Series 2007-8 SP, 14.657%, (-3.242*US0001M + 22.048%), 03/20/2037	542,539	0.2
2,675,651	(4)	Ginnie Mae Series 2010-116 NS, 4.370%, (-1.000*US0001M + 6.650%), 09/16/2040	326,382	0.1
1,745,696	(4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/2038	59,327	0.0
820,218	(4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	113,212	0.0
4,673,866	(4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	421,052	0.2
1,281,460	(4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	176,627	0.1
2,216,948	(4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	365,929	0.2
1,877,130	(4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	155,664	0.1
3,775,449	(4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	604,528	0.3
460,126		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 2.491%, (US0001M + 0.210%), 04/25/2036	431,738	0.2
388,971	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.866%, 08/25/2047	377,476	0.2
245,873		Lehman XS Trust Series 2005-5N 1A2, 2.641%, (US0001M + 0.360%), 11/25/2035	222,963	0.1
269,463	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.931%, 10/25/2044	266,671	0.1
342,928	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	341,794	0.1
25,491	(3)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	25,896	0.0
15,031,527	(3),(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.486%, 08/25/2045	242,343	0.1
88,232	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.876%, 10/25/2036	85,900	0.0
330,054	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.904%, 08/25/2046	315,695	0.1
614,665	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.615%, 12/25/2036	603,190	0.3
202,281	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.170%, 04/25/2037	184,787	0.1
846,223		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	766,193	0.3
218,771		Wells Fargo Alternative Loan 2007-PA2 2A1, 2.711%, (US0001M + 0.430%), 06/25/2037	183,720	0.1
223,921		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	224,894	0.1
266,244	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 4.737%, 10/25/2036	268,689	0.1
59,358	(3)	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 4.737%, 10/25/2036	59,903	0.0
359,280	(3)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 4.325%, 05/25/2036	368,857	0.2
342,412	(3)	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.776%, 04/25/2036	342,684	0.1
562,237	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.795%, 08/20/2045	532,200	0.2

	Total Collateralized Mortgage Obligations (Cost $26,541,252)		26,300,688	11.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.6%
		United States: 9.6%
7,835,485	(3),(4)	BANK 2017-BNK5 XA, 1.095%, 06/15/2060	507,066	0.2
2,409,103	(3),(4)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.515%, 02/15/2050	223,208	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
110,000	(1)	BDS 2018-FL2 D, 4.840%, (US0001M + 2.550%), 08/15/2035	110,756	0.1
98,140	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/2041	97,998	0.0
127,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/2041	126,033	0.1
260,000	(1),(3)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.708%, 04/12/2038	265,491	0.1
3,364,214	(3),(4)	CD 2016-CD1 Mortgage Trust XA, 1.427%, 08/10/2049	273,301	0.1
14,441,008	(3),(4)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.755%, 12/10/2054	701,460	0.3
5,914,867	(3),(4)	Citigroup Commercial Mortgage Trust 2013-GC15 XA, 0.921%, 09/10/2046	193,137	0.1
8,581,000	(3),(4)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.848%, 08/10/2049	495,542	0.2
3,611,270	(3),(4)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.120%, 10/12/2050	254,572	0.1
230,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.271%, 09/15/2050	221,298	0.1
5,329,253	(3),(4)	COMM 2012-CR1 XA, 1.870%, 05/15/2045	286,539	0.1
17,293,327	(1),(3),(4)	COMM 2012-LTRT XA, 0.974%, 10/05/2030	494,446	0.2
10,651,292	(3),(4)	COMM 2013-CCRE13 XA, 0.854%, 11/10/2046	309,510	0.1
5,342,511	(3),(4)	COMM 2014-UBS2 XA, 1.313%, 03/10/2047	242,952	0.1
300,000	(3)	COMM 2016-COR1 C, 4.393%, 10/10/2049	291,409	0.1
7,291,878	(3),(4)	COMM 2016-CR28 XA, 0.645%, 02/10/2049	265,761	0.1
1,000,000	(3)	COMM 2017-COR2 C, 4.562%, 09/10/2050	1,003,618	0.4
350,000	(1),(5)	DBRR Re-REMIC Trust 2015-FRR1 B711, 9.350%, 08/28/2045	336,132	0.2
3,676,108	(1),(3),(4)	DBUBS 2011-LC1A XA, 0.712%, 11/10/2046	37,502	0.0
370,000	(1),(3)	DBUBS 2011-LC2A D, 5.534%, 07/10/2044	378,623	0.2
530,000	(1),(3)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	457,285	0.2
6,440,000	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/2044	548,920	0.2
4,300,000	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/2043	253,806	0.1
8,087,203	(3),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.623%, 08/25/2040	128,104	0.1
382,169	(1),(3)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.390%, 06/10/2036	379,967	0.2
450,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	409,765	0.2
4,282,368	(3),(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.212%, 05/10/2045	189,975	0.1
4,537,935	(3),(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.076%, 11/10/2046	195,238	0.1
1,500,000	(1),(3)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	1,070,343	0.5
7,773,136	(3),(4)	GS Mortgage Securities Trust 2017-GS6 XA, 1.048%, 05/10/2050	568,817	0.3
5,790,000	(1),(3),(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.329%, 12/15/2047	73,428	0.0
398,262	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.351%, 06/12/2041	401,831	0.2
200,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	190,545	0.1
10,668,294	(3),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 2.066%, 06/15/2045	379,106	0.2
750,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.119%, 12/15/2047	736,634	0.3
770,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 3.992%, 01/15/2046	740,846	0.3
735,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	750,624	0.3
1,120,000	(1),(3)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 D, 4.601%, 07/15/2050	1,074,642	0.5
640,000	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	627,293	0.3
5,194,991	(1),(3),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.112%, 03/10/2050	238,818	0.1
21,550,000	(1),(3),(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.437%, 12/15/2047	573,922	0.3
930,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/2047	961,353	0.4
8,346,519	(1),(3),(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.838%, 08/10/2049	493,455	0.2
13,290,545	(3),(4)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.016%, 12/15/2049	641,548	0.3

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†				Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
			United States: (continued)
	630,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.269%, 03/15/2045	490,998	0.2
	742,714	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 G, 4.269%, 03/15/2045	356,735	0.2
	1,913,474	(1),(3),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.277%, 03/15/2048	83,764	0.0
	620,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.980%, 06/15/2046	563,527	0.2
	12,035,369	(3),(4)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.751%, 09/15/2046	324,730	0.1
	9,127,476	(3),(4)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.948%, 03/15/2046	237,896	0.1
	16,399,358	(3),(4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.096%, 03/15/2047	663,254	0.3

		Total Commercial Mortgage-Backed Securities (Cost $22,148,392)		21,923,523	9.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.3%
			Federal Home Loan Mortgage Corporation: 0.3%(6)
	224,420		4.000%, 09/01/2045	224,994	0.1
	171,615		4.000%, 09/01/2045	172,126	0.1
	345,372		4.000%, 05/01/2046	345,918	0.1
				743,038	0.3

			Federal National Mortgage Association: 0.7%(6)
	132,915		2.500%, 06/01/2030	127,896	0.1
	86,662		2.500%, 06/01/2030	83,389	0.0
	56,409		2.500%, 07/01/2030	54,278	0.0
	270,243		4.000%, 05/01/2045	271,010	0.1
	296,428		4.500%, 12/01/2040	306,893	0.1
	161,933		4.500%, 12/01/2040	167,841	0.1
	297,178		5.000%, 05/01/2041	313,071	0.2
	173,248		5.000%, 06/01/2041	183,358	0.1
				1,507,736	0.7

			Government National Mortgage Association: 0.3%
	233,392		4.500%, 08/20/2041	242,897	0.1
	260,295	(3)	5.140%, 10/20/2060	263,755	0.1
	184,615	(3)	5.310%, 10/20/2060	186,732	0.1
	27,511		5.500%, 03/20/2039	29,293	0.0
				722,677	0.3

		Total U.S. Government Agency Obligations (Cost $3,079,227)		2,973,451	1.3

FOREIGN GOVERNMENT BONDS: 16.9%
			Argentina: 0.7%
	1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,364,975	0.6
	275,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	230,897	0.1
				1,595,872	0.7

			Brazil: 0.1%
	250,000	(2)	Brazilian Government International Bond, 6.000%, 04/07/2026	262,042	0.1

			Canada: 0.3%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/2045	794,597	0.3

			Chile: 0.9%
CLP	880,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	1,275,422	0.6
CLP	555,000,000		Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	808,452	0.3
				2,083,874	0.9

			Colombia: 0.5%
	529,000		Colombia Government International Bond, 2.625%, 03/15/2023	496,929	0.2
	618,000		Colombia Government International Bond, 8.125%, 05/21/2024	729,704	0.3
				1,226,633	0.5

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/2021	315,441	0.1

			Dominican Republic: 0.2%
	461,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	482,897	0.2

			Ecuador: 0.2%
	500,000		Republic of Ecuador, 7.875%, 01/23/2028	420,125	0.2

			Egypt: 0.1%
	300,000		Egypt Government International Bond, 6.125%, 01/31/2022	296,860	0.1

			Germany: 4.1%
EUR	9,700	(5)	Bundesobligation, -2.700%, 04/14/2023	11,122	0.0
EUR	120,000	(5)	Bundesobligation, -5.100%, 10/08/2021	137,984	0.1
EUR	5,530,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2025	6,471,946	2.9
EUR	60,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	69,048	0.0
EUR	40,000		Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	48,313	0.0
EUR	40,000		Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	47,980	0.0

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Germany: (continued)
EUR	1,570,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/2046	2,432,576	1.1
EUR	30,000	(5)	Bundesrepublik Deutschland Bundesanleihe, 0.000%, 08/15/2026	33,588	0.0
EUR	50,000	(5)	Bundesschatzanweisungen, -5.600%, 12/14/2018	56,671	0.0
				9,309,228	4.1

			Hungary: 0.2%
	226,000		Hungary Government International Bond, 5.375%, 02/21/2023	237,912	0.1
	110,000		Hungary Government International Bond, 7.625%, 03/29/2041	149,797	0.1
				387,709	0.2

			Indonesia: 0.4%
	300,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	288,814	0.1
	650,000	(1)	Indonesia Government International Bond, 4.750%, 01/08/2026	643,817	0.3
				932,631	0.4

			Ivory Coast: 0.1%
	300,625	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	273,278	0.1

			Lebanon: 0.1%
	244,000		Lebanon Government International Bond, 6.000%, 01/27/2023	211,125	0.1

			Mexico: 0.1%
	175,000		Mexico Government International Bond, 4.000%, 10/02/2023	173,298	0.1

			Morocco: 0.1%
	200,000		Morocco Government International Bond, 4.250%, 12/11/2022	199,423	0.1

			Nigeria: 0.1%
	200,000		Nigeria Government International Bond, 7.875%, 02/16/2032	193,166	0.1

			Panama: 0.3%
	200,000		Panama Government International Bond, 3.875%, 03/17/2028	192,602	0.1
	315,000		Panama Government International Bond, 6.700%, 01/26/2036	378,787	0.2
				571,389	0.3

			Peru: 1.1%
PEN	4,000,000		Peru Government Bond, 6.350%, 08/12/2028	1,234,629	0.5
PEN	3,615,000		Peru Government Bond, 8.200%, 08/12/2026	1,249,907	0.6
	75,000		Peruvian Government International Bond, 5.625%, 11/18/2050	84,000	0.0
				2,568,536	1.1

			Poland: 1.0%
PLN	7,500,000		Republic of Poland Government Bond, 3.250%, 07/25/2025	1,998,456	0.9
	375,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	359,928	0.1
				2,358,384	1.0

			Russia: 0.3%
	600,000	(1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	614,697	0.3

			Saudi Arabia: 0.2%
	200,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	191,499	0.1
	275,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	271,590	0.1
				463,089	0.2

			Spain: 2.5%
EUR	5,110,000	(1)	Spain Government Bond, 1.400%, 04/30/2028	5,746,682	2.5

			Sri Lanka: 0.1%
	200,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	180,256	0.1

			Turkey: 0.2%
	461,000		Turkey Government International Bond, 7.375%, 02/05/2025	458,318	0.2

			Ukraine: 0.2%
	525,000		Ukraine Government International Bond, 7.375%, 09/25/2032	437,325	0.2

			United Kingdom: 2.5%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/2025	1,376,840	0.6
GBP	2,480,000		United Kingdom Gilt, 3.500%, 01/22/2045	4,225,409	1.9
				5,602,249	2.5

			Uruguay: 0.1%
	75,000		Uruguay Government International Bond, 4.375%, 10/27/2027	74,297	0.0
	75,000		Uruguay Government International Bond, 7.625%, 03/21/2036	96,806	0.1
				171,103	0.1

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Vietnam: 0.1%
125,000		Vietnam Government International Bond, 6.750%, 01/29/2020	128,936	0.1

	Total Foreign Government Bonds (Cost $39,937,004)		38,459,163	16.9

U.S. TREASURY OBLIGATIONS: 8.9%
		U.S. Treasury Bonds: 1.5%
3,502,000		3.125%, 05/15/2048	3,330,115	1.5
20,000		3.500%, 02/15/2039	20,586	0.0
			3,350,701	1.5

		U.S. Treasury Notes: 7.4%
1,910,000		1.250%, 03/31/2019	1,900,525	0.9
10,000		1.500%, 10/31/2019	9,881	0.0
3,846,000		1.875%, 03/31/2022	3,712,817	1.6
1,900,000		2.125%, 03/31/2024	1,816,949	0.8
293,000		2.750%, 09/15/2021	291,586	0.1
2,578,000		2.875%, 10/31/2020	2,578,151	1.1
2,517,000		2.875%, 10/15/2021	2,513,313	1.1
1,396,000		2.875%, 10/31/2023	1,389,211	0.6
2,703,000		2.875%, 08/15/2028	2,641,127	1.2
			16,853,560	7.4

	Total U.S. Treasury Obligations (Cost $20,669,301)		20,204,261	8.9

ASSET-BACKED SECURITIES: 4.2%
		United States: 4.2%
250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 4.336%, (US0003M + 1.900%), 07/15/2030	247,570	0.1
400,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 4.840%, (US0003M + 2.350%), 04/25/2026	401,499	0.2
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 4.669%, (US0003M + 2.200%), 07/20/2025	250,357	0.1
930,000	(1)	BlueMountain CLO 2012-2A BR, 4.222%, (US0003M + 1.900%), 11/20/2028	930,684	0.4
1,160,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 4.336%, (US0003M + 1.900%), 04/15/2029	1,164,858	0.5
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 4.727%, (US0003M + 2.250%), 07/23/2030	500,351	0.2
543,064	(3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.959%, 03/25/2036	380,296	0.2
1,180,000	(1)	Invitation Homes 2018-SFR1 D Trust, 3.740%, (US0001M + 1.450%), 03/17/2037	1,179,439	0.5
300,000	(1),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	279,604	0.1
300,000	(1),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	278,152	0.1
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 4.536%, (US0003M + 2.100%), 04/15/2026	250,063	0.1
1,160,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 4.269%, (US0003M + 1.800%), 01/20/2028	1,160,651	0.5
630,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 7.286%, (US0003M + 4.850%), 10/15/2025	616,122	0.3
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 4.286%, (US0003M + 1.850%), 04/15/2026	248,104	0.1
1,240,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,229,571	0.6
250,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 4.072%, (US0003M + 1.750%), 11/20/2030	247,081	0.1
200,000	(1),(3)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	181,195	0.1

	Total Asset-Backed Securities (Cost $9,642,468)		9,545,597	4.2

			Value	Percentage of Net Assets
PURCHASED OPTIONS (7): 0.2%
	Total Purchased Options (Cost $612,871)		381,962	0.2

	Total Long-Term Investments (Cost $192,866,311)		188,259,203	82.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.0%
		Commercial Paper: 9.6%
2,500,000		American Electric Power Inc., 2.440%, 11/06/2018	2,498,998	1.1
3,000,000		Concord Minutemen Cap Co., 2.290%, 11/06/2018	2,998,871	1.3
2,500,000		Consolidated Edison Inc., 2.510%, 11/02/2018	2,499,656	1.1
2,000,000		General Electric Co., 2.530%, 11/28/2018	1,996,121	0.9
4,000,000		Johnson Controls, 2.410%, 11/01/2018	3,999,737	1.7
2,000,000		Marriott International, Inc., 2.540%, 11/08/2018	1,998,926	0.9
2,000,000		Mckesson Corp., 2.540%, 11/28/2018	1,996,117	0.9
4,000,000		Sysco Corp-Dis, 2.320%, 11/01/2018	3,999,746	1.7
			21,988,172	9.6

See Accompanying Notes to Financial Statements

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): 0.4%
846,053	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $846,104, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $862,974, due 11/29/18-09/09/49)
	(Cost $846,053)	846,053	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.0%
6,921,000	(9) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%
	(Cost $6,921,000)	6,921,000	3.0

	Total Short-Term Investments (Cost $29,756,659)	29,755,225	13.0

	Total Investments in Securities (Cost $222,622,970)	$218,014,428	95.6
	Assets in Excess of Other Liabilities	9,955,072	4.4
	Net Assets	$227,969,500	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of October 31, 2018.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of October 31, 2018.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of October 31, 2018.

CAD	Canadian Dollar
CLP	Chilean Peso
EUR	EU Euro
GBP	British Pound
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 3.1%
99,678		AGL Energy Ltd.	1,272,933	0.5
292,955		Aurizon Holdings Ltd.	872,812	0.4
14,443		Macquarie Group Ltd.	1,204,434	0.5
78,857		National Australia Bank Ltd.	1,412,291	0.6
42,603		Newcrest Mining Ltd.	623,632	0.3
35,034		Sonic Healthcare Ltd.	560,714	0.2
46,752		Wesfarmers Ltd.	1,548,320	0.6
			7,495,136	3.1

		Belgium: 0.6%
18,469		UCB S.A.	1,551,019	0.6

		Canada: 4.0%
19,347		Bank of Montreal	1,446,561	0.6
23,498		Bank of Nova Scotia	1,261,069	0.5
26,021		BCE, Inc.	1,007,080	0.4
19,073		Canadian Imperial Bank of Commerce - XTSE	1,647,019	0.7
41,200		CI Financial Corp.	609,339	0.2
39,524		Empire Co. Ltd.	719,055	0.3
28,002		Great-West Lifeco, Inc.	642,592	0.3
11,014		Industrial Alliance Insurance & Financial Services, Inc.	389,374	0.2
28,824		National Bank Of Canada	1,308,460	0.5
26,788		Shaw Communications, Inc. - Class B	498,746	0.2
8,577		TELUS Corp.	293,707	0.1
			9,823,002	4.0

		China: 0.5%
294,500		BOC Hong Kong Holdings Ltd.	1,102,522	0.5
12,100,000	(1)	China Hongxing Sports Ltd.	–	–
			1,102,522	0.5

		Denmark: 0.6%
36,065		Novo Nordisk A/S	1,557,523	0.6

		Finland: 0.4%
13,987		Nokian Renkaat OYJ	444,901	0.2
18,126		Orion Oyj	623,519	0.2
			1,068,420	0.4

		France: 2.9%
7,717		Arkema SA	809,614	0.3
31,338		Bouygues SA	1,141,659	0.5
8,590		Cie Generale des Etablissements Michelin SCA	879,393	0.4
59,962		Credit Agricole SA	767,957	0.3
38,929		Edenred	1,476,691	0.6
6,446		Covivio	646,795	0.3
85,627		Orange SA	1,336,489	0.5
			7,058,598	2.9

		Germany: 3.3%
2,409		Allianz SE	501,840	0.2
19,019		Bayer AG	1,457,845	0.6
16,838	(2)	Covestro AG	1,085,857	0.4
21,409		Deutsche Lufthansa AG	429,743	0.2
39,244		Deutsche Post AG	1,239,133	0.5
37,668		Evonik Industries AG	1,165,283	0.5
5,997		MAN SE	624,718	0.3
22,317		ProSiebenSat.1 Media SE	515,330	0.2
65,267		TUI AG	1,082,863	0.4
			8,102,612	3.3

		Hong Kong: 1.1%
105,500		CLP Holdings Ltd.	1,182,173	0.5
598,000		HKT Trust / HKT Ltd.	824,743	0.3
58,000		Power Assets Holdings Ltd.	387,319	0.2
573,000		PCCW Ltd.	314,617	0.1
			2,708,852	1.1

		Israel: 0.1%
46,049		Israel Chemicals Ltd.	265,243	0.1

		Japan: 8.5%
7,200		ABC-Mart, Inc.	420,948	0.2
105,000		Astellas Pharma, Inc.	1,622,272	0.7
39,100		Canon, Inc.	1,113,701	0.5
5,400		Central Japan Railway Co.	1,036,307	0.4
31,200		Fuji Film Holdings Corp.	1,349,412	0.5
41,700		Japan Airlines Co. Ltd.	1,479,981	0.6
123,400		Japan Post Bank Co. Ltd.	1,438,689	0.6
116		Japan Prime Realty Investment Corp.	413,906	0.2
41,700		Japan Tobacco, Inc.	1,071,495	0.4
22,800		Kamigumi Co., Ltd.	470,470	0.2
34,300		Kyushu Railway Co.	1,053,354	0.4
8,900		McDonald's Holdings Co. Japan Ltd.	391,710	0.2
14,300		MEIJI Holdings Co., Ltd.	948,801	0.4
21,100		Nippon Telegraph & Telephone Corp.	870,135	0.4
60,300		NTT DoCoMo, Inc.	1,495,370	0.6
10,400		Obic Co., Ltd.	946,816	0.4
9,800		Oracle Corp. Japan	663,352	0.3
22,000		Sankyo Co., Ltd.	839,976	0.3
97,700		Sekisui House Ltd.	1,433,945	0.6
6,400		Sumitomo Mitsui Financial Group, Inc.	249,185	0.1
13,000		Sundrug Co., Ltd.	472,406	0.2
13,400		Teijin Ltd.	232,312	0.1
380		United Urban Investment Corp.	577,699	0.2
			20,592,242	8.5

		Luxembourg: 0.2%
7,049		RTL Group SA	452,433	0.2

		Netherlands: 3.7%
101,097		ING Groep NV	1,196,072	0.5
71,994		Koninklijke Ahold Delhaize NV	1,647,971	0.7
15,666		LyondellBasell Industries NV - Class A	1,398,504	0.6
38,608		NN Group NV	1,657,746	0.7
95,728		Royal Dutch Shell PLC - Class A	3,049,714	1.2
			8,950,007	3.7

See Accompanying Notes to Financial Statements

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		New Zealand: 0.3%
271,286		Spark New Zealand Ltd.	700,628	0.3

		Panama: 0.3%
10,927		Copa Holdings S.A.- Class A	791,443	0.3

		Portugal: 0.1%
18,699		Jeronimo Martins SGPS SA	229,510	0.1

		Singapore: 1.0%
769,500		CapitaLand Mall Trust	1,172,035	0.5
30,900		Oversea-Chinese Banking Corp., Ltd.	240,045	0.1
114,000		SATS Ltd	410,282	0.1
278,300		Singapore Technologies Engineering Ltd.	714,155	0.3
			2,536,517	1.0

		Spain: 0.7%
55,758		Endesa S.A.	1,165,842	0.5
29,645		Red Electrica Corp. SA	613,840	0.2
			1,779,682	0.7

		Sweden: 0.6%
26,885		Swedish Match AB	1,369,487	0.6

		Switzerland: 2.7%
6,575	(3)	Kuehne & Nagel International AG	913,824	0.4
17,916		Nestle SA	1,512,525	0.6
10,019		Roche Holding AG	2,438,248	1.0
5,515		Zurich Insurance Group AG	1,712,305	0.7
			6,576,902	2.7

		United Kingdom: 4.7%
143,864		Aviva PLC	786,201	0.3
12,253		Berkeley Group Holdings PLC	547,627	0.2
346,804		Direct Line Insurance Group PLC	1,457,368	0.6
94,715		GlaxoSmithKline PLC	1,834,418	0.8
39,529		Imperial Brands PLC	1,338,951	0.6
347,360	(3)	Marks & Spencer Group PLC	1,313,783	0.5
22,240		Pearson PLC	255,492	0.1
48,802		Persimmon PLC	1,428,295	0.6
216,224		Royal Mail PLC	992,669	0.4
601,478		Taylor Wimpey PLC	1,238,460	0.5
163,469		Vodafone Group PLC	307,410	0.1
			11,500,674	4.7

		United States: 59.9%
24,284		AbbVie, Inc.	1,890,509	0.8
3,995		Accenture PLC	629,692	0.3
110,964		AES Corp.	1,617,855	0.7
38,929		Aflac, Inc.	1,676,672	0.7
72,648		AGNC Investment Corp.	1,296,040	0.5
8,694		Air Products & Chemicals, Inc.	1,341,919	0.5
6,443		Allison Transmission Holdings, Inc.	284,007	0.1
29,112		Altria Group, Inc.	1,893,444	0.8
15,196		Ameren Corp.	981,358	0.4
1,731		Ameriprise Financial, Inc.	220,252	0.1
18,172		Amphenol Corp.	1,626,394	0.7
146,264		Annaly Capital Management, Inc.	1,443,626	0.6
81,891		Apple Hospitality REIT, Inc.	1,324,177	0.5
24,595		Apple, Inc.	5,382,862	2.2
77,628		AT&T, Inc.	2,381,627	1.0
4,269		AvalonBay Communities, Inc.	748,697	0.3
6,971		Avery Dennison Corp.	632,409	0.3
107,279		Bank of America Corp.	2,950,173	1.2
6,870		Bank OZK	187,963	0.1
19,955		Best Buy Co., Inc.	1,400,043	0.6
5,288		Boeing Co.	1,876,500	0.8
34,033		Bristol-Myers Squibb Co.	1,720,028	0.7
11,626		Broadridge Financial Solutions, Inc. ADR	1,359,544	0.6
21,246		Bruker Corp.	665,637	0.3
11,317		Brunswick Corp.	588,371	0.2
844		Cable One, Inc.	756,005	0.3
10,340		Camden Property Trust	933,392	0.4
27,725		Cardinal Health, Inc.	1,402,885	0.6
12,219		Carnival Corp.	684,753	0.3
52,949		Centerpoint Energy, Inc.	1,430,153	0.6
33,960		CenturyLink, Inc.	700,934	0.3
20,757		Chevron Corp.	2,317,519	0.9
74,227		Chimera Investment Corp.	1,380,622	0.6
62,711		Cisco Systems, Inc.	2,869,028	1.2
15,431		Darden Restaurants, Inc.	1,644,173	0.7
7,203		DXC Technology Co.	524,595	0.2
19,205		Eli Lilly & Co.	2,082,590	0.8
3,603		Equity Lifestyle Properties, Inc.	341,168	0.1
5,100		Everest Re Group Ltd.	1,111,086	0.4
20,483		Expeditors International Washington, Inc.	1,376,048	0.6
15,117		Extra Space Storage, Inc.	1,361,437	0.6
26,408		Exxon Mobil Corp.	2,104,189	0.9
56,004		H&R Block, Inc.	1,486,346	0.6
14,321		Home Depot, Inc.	2,518,777	1.0
13,668		Honeywell International, Inc.	1,979,400	0.8
5,038		Humana, Inc.	1,614,226	0.7
56,982		Intel Corp.	2,671,316	1.1
14,299		InterDigital, Inc.	1,014,514	0.4
7,911		JM Smucker Co.	856,920	0.3
23,150		John Wiley & Sons, Inc.	1,255,656	0.5
27,532		Johnson & Johnson	3,854,205	1.6
11,241		Kimberly-Clark Corp.	1,172,436	0.5
14,568		KLA-Tencor Corp.	1,333,555	0.5
19,904		Kohl's Corp.	1,507,330	0.6
9,931		Lear Corp.	1,319,830	0.5
5,718		Lockheed Martin Corp.	1,680,234	0.7
6,697		Marriott International, Inc.	782,812	0.3
24,869		Maxim Integrated Products	1,243,947	0.5
13,982		McDonald's Corp.	2,473,416	1.0
28,743		MDU Resources Group, Inc.	717,425	0.3
121,089		MFA Financial, Inc.	839,147	0.3
9,165		Microsoft Corp.	978,914	0.4

See Accompanying Notes to Financial Statements

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
24,325	Molson Coors Brewing Co.	1,556,800	0.6
13,863	Motorola Solutions, Inc.	1,699,049	0.7
37,167	Newmont Mining Corp.	1,149,204	0.5
110,568	News Corp - Class A	1,458,392	0.6
20,718	Omnicom Group	1,539,762	0.6
48,445	Oracle Corp.	2,366,054	1.0
52,441	Outfront Media, Inc.	929,255	0.4
22,676	Paychex, Inc.	1,485,051	0.6
20,657	PBF Energy, Inc.	864,495	0.3
18,994	PepsiCo, Inc.	2,134,546	0.9
68,135	Pfizer, Inc.	2,933,893	1.2
26,923	Philip Morris International, Inc.	2,371,109	1.0
15,196	Phillips 66	1,562,453	0.6
5,900	Pinnacle West Capital Corp.	485,275	0.2
61,408	Plains GP Holdings L.P.	1,312,289	0.5
14,101	PotlatchDeltic Corp.	511,161	0.2
16,840	Procter & Gamble Co.	1,493,371	0.6
2,383	Public Storage, Inc.	489,635	0.2
13,316	Quest Diagnostics, Inc.	1,253,169	0.5
8,185	Raytheon Co.	1,432,702	0.6
19,856	Republic Services, Inc.	1,443,134	0.6
2,278	(4) Resideo Technologies, Inc.	47,952	0.0
33,068	Service Corp. International	1,371,330	0.6
234,670	Sirius XM Holdings, Inc.	1,412,713	0.6
66,500	Starwood Property Trust, Inc.	1,444,380	0.6
13,982	T. Rowe Price Group, Inc.	1,356,114	0.6
31,457	Telephone & Data Systems, Inc.	969,819	0.4
20,052	Texas Instruments, Inc.	1,861,427	0.8
16,762	Total System Services, Inc.	1,527,856	0.6
43,719	Two Harbors Investment Corp.	642,232	0.3
20,718	Tyson Foods, Inc.	1,241,423	0.5
11,200	UnitedHealth Group, Inc.	2,927,120	1.2
22,991	Unum Group	833,654	0.3
3,054	Vail Resorts, Inc.	767,531	0.3
17,310	Valero Energy Corp.	1,576,768	0.6
7,911	Walt Disney Co.	908,420	0.4
19,425	Waste Management, Inc.	1,737,955	0.7
42,963	Wells Fargo & Co.	2,286,921	0.9
21,507	Western Digital Corp.	926,307	0.4
78,444	Western Union Co.	1,415,130	0.6
		146,166,633	59.9

	Total Common Stock (Cost $252,241,440)	242,379,085	99.3

EXCHANGE-TRADED FUNDS: 0.5%
6,154	iShares MSCI EAFE ETF	384,379	0.2
2,893	SPDR S&P 500 ETF Trust	782,932	0.3

	Total Exchange-Traded Funds (Cost $1,243,643)	1,167,311	0.5

	Total Long-Term Investments (Cost $253,485,083)	243,546,396	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateral(5): 0.7%
554,124	Deutsche Bank AG, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $554,158, collateralized by various U.S. Government and U.S. Government Agency Obligations, 2.000%-7.500%, Market Value plus accrued interest $565,207, due 05/01/19-11/01/48)	554,124	0.3
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,000,061, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 11/29/18-09/09/49)	1,000,000	0.4
		1,554,124	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
569,000	(6) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%
	(Cost $569,000)	569,000	0.2

	Total Short-Term Investments (Cost $2,123,124)	2,123,124	0.9

	Total Investments in Securities (Cost $255,608,207)	$245,669,520	100.7
	Liabilities in Excess of Other Assets	(1,700,328)	(0.7)
	Net Assets	$243,969,192	100.0

See Accompanying Notes to Financial Statements

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Non-income producing security.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Australia: 5.4%
89,824		ALS Ltd.	520,910	0.3
23,079		Altium Ltd.	359,788	0.2
272,393		Alumina Ltd.	494,348	0.3
421,186	(1)	Aurelia Metals Ltd.	219,823	0.1
45,465		Ausdrill Ltd.	55,418	0.0
495,519		Beach Energy Ltd.	617,217	0.4
102,321		Charter Hall Group	500,781	0.3
237,532		Cleanaway Waste Management Ltd.	303,646	0.2
2,566		Clinuvel Pharmaceuticals Ltd.	29,100	0.0
10,505		Codan Ltd./Australia	22,373	0.0
103,377		CSR Ltd.	259,324	0.2
31,294		Data#3 Ltd.	33,339	0.0
50,264		Downer EDI Ltd.	247,468	0.1
17,006		ERM Power Ltd.	19,690	0.0
106,711		Estia Health Ltd.	154,675	0.1
19,741		Evolution Mining Ltd.	41,784	0.0
130,852		Grange Resources Ltd.	20,546	0.0
156,949	(1)	Horizon Oil Ltd.	16,060	0.0
35,606		Iluka Resources Ltd.	204,493	0.1
69,521	(1)	Karoon Gas Australia Ltd.	52,613	0.0
135,355		Metcash Ltd.	264,546	0.2
29,661		Monadelphous Group Ltd.	303,526	0.2
73,222	(2)	Netwealth Group Ltd.	364,850	0.2
27,702		New Hope Corp., Ltd.	64,969	0.0
68,879		Northern Star Resources Ltd.	430,303	0.3
384,950		NRW Holdings Ltd.	505,570	0.3
66,802		Nufarm Ltd.	270,139	0.2
21,602	(1)	oOh!media Ltd.	72,589	0.0
148,911		oOh!media Ltd.	500,386	0.3
30,058		OZ Minerals Ltd.	192,821	0.1
28,969		Pendal Group Ltd.	167,498	0.1
10,143		People Infrastructure Ltd.	14,847	0.0
9,209		Pro Medicus Ltd.	59,600	0.0
227,162	(1)	Ramelius Resources Ltd.	66,908	0.0
13,972		Regis Resources Ltd.	41,912	0.0
35,491		Seek Ltd.	450,913	0.3
20,475		Seven Group Holdings Ltd.	258,668	0.2
47,329	(1)	Silver Lake Resources Ltd.	17,358	0.0
14,828		Sims Metal Management Ltd.	118,900	0.1
47,984		SpeedCast International Ltd.	122,674	0.1
48,802		St Barbara Ltd.	144,063	0.1
58,129		Star Entertainment Grp Ltd.	196,020	0.1
31,967	(1)	Terracom Ltd.	12,149	0.0
28,523	(1)	Watpac Ltd.	18,684	0.0
172,421		Whitehaven Coal Ltd.	595,590	0.3
			9,428,879	5.4

		Austria: 0.6%
4,395		ams AG	171,217	0.1
1,698		Fabasoft AG	24,953	0.0
8,457	(2)	Porr AG	228,933	0.1
2,114		Rhi Magnesita NV	102,356	0.1
3,182		Schoeller-Bleckmann Oilfield Equipment AG	284,044	0.1
14,518		Wienerberger AG	333,926	0.2
			1,145,429	0.6

		Belgium: 1.4%
151,931	(1)	AGFA-Gevaert NV	678,318	0.4
1,177	(1)	Barco NV	134,020	0.1
3,996		Cie d'Entreprises CFE	423,701	0.2
62,692		Euronav NV	583,766	0.3
2,654	(1)	Galapagos NV	272,666	0.2
873	(1)	Jensen-Group NV	30,653	0.0
2,964		Warehouses De Pauw SCA	384,395	0.2
			2,507,519	1.4

		Bermuda: 0.2%
7,100		Brookfield Business Partners L.P.	285,898	0.2

		Brazil: 0.3%
111,000	(1)	Biotoscana Investments SA	289,020	0.2
3,269		FII BTG Pactual Corporate Office Fund	87,226	0.0
8,100	(1)	Magnesita Refratarios SA	122,104	0.1
14,300		QGEP Participacoes SA	46,303	0.0
			544,653	0.3

		Canada: 7.5%
7,500		Absolute Software Corp.	43,868	0.0
15,960		AGF Management Ltd.	65,346	0.0
44,100	(1)	Aimia, Inc.	132,322	0.1
11,990	(1)	Air Canada	227,513	0.1
12,900	(1)	ATS Automation Tooling Systems, Inc.	189,710	0.1
4,100		Brookfield Real Estate Services, Inc.	50,610	0.0
13,228		BRP, Inc./CA	532,155	0.3
10,000		Canaccord Capital, Inc.	52,414	0.0
9,566	(1),(2)	Canada Goose Holdings, Inc.	522,017	0.3
8,485		Canadian Apartment Properties REIT	301,707	0.2
16,721		Canadian Western Bank	388,922	0.2
16,987	(1)	Canfor Corp.	244,008	0.1
47,523		Canfor Pulp Products, Inc.	794,908	0.5
12,714		Capital Power Corp.	263,851	0.2
232,852	(1)	Capstone Mining Corp.	86,671	0.1
2,287		Cascades, Inc.	17,789	0.0
1,700		Cervus Equipment Corp.	15,096	0.0
9,200		Cineplex, Inc.	253,612	0.2
9,093	(1)	Cipher Pharmaceuticals, Inc.	19,478	0.0
981		Cogeco Communications, Inc.	48,102	0.0
2,025		Cogeco, Inc.	95,062	0.1
16,300	(1)	CRH Medical Corp.	38,755	0.0
1,380		Dream Office Real Estate Investment Trust	24,425	0.0
100		E-L Financial Corp. Ltd.	61,696	0.0
4,100		Empire Co. Ltd.	74,591	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
16,738		Enerflex Ltd.	201,906	0.1
1,200		Enghouse Systems Ltd.	66,415	0.0
71,800		Entertainment One Ltd.	375,314	0.2
95,387	(1)	Gran Tierra Energy, Inc.	292,005	0.2
3,600	(1)	Great Canadian Gaming Corp.	115,948	0.1
39,000	(1)	Guyana Goldfields, Inc.	52,436	0.0
1,800		Hardwoods Distribution, Inc.	16,804	0.0
35,657		High Arctic Energy Services, Inc.	95,883	0.1
46,023	(1)	Iamgold Corp.	158,019	0.1
6,500	(1)	IBI Group, Inc.	19,849	0.0
9,300		Industrial Alliance Insurance & Financial Services, Inc.	328,780	0.2
1,532		Information Services Corp.	17,281	0.0
43,036	(1)	Interfor Corp.	475,980	0.3
13,925		Kirkland Lake Gold Ltd.	273,222	0.2
300		Lassonde Industries, Inc.	52,913	0.0
11,100		Linamar Corp.	459,616	0.3
1,300		Magellan Aerospace Corp.	18,763	0.0
45,000		Martinrea International, Inc.	389,343	0.2
4,254		Maxar Technologies Ltd.	63,594	0.0
600		Morguard Corp.	81,155	0.1
7,136		Morguard North American Residential Real Estate Investment Trust	88,085	0.1
5,401		NFI Group, Inc.	182,201	0.1
25,217		North American Construction Group Ltd.	269,065	0.2
28,546	(1)	Parex Resources, Inc.	415,684	0.2
1,900		Polaris Infrastructure, Inc.	15,429	0.0
3,440		Premium Brands Holdings Corp.	231,337	0.1
23,600		Reitmans Canada Ltd.	68,123	0.0
9,738	(1)	Sierra Wireless	174,992	0.1
7,607	(3)	Sleep Country Canada Holdings, Inc.	153,475	0.1
183		Stuart Olson, Inc.	691	0.0
247,593	(1)	Tamarack Valley Energy Ltd.	667,671	0.4
137,466	(1)	Taseko Mines Ltd.	91,965	0.1
14,000	(1)	Teranga Gold Corp.	38,391	0.0
10,363		TFI International, Inc.	344,869	0.2
4,100		TMX Group Ltd.	257,844	0.2
17,200		Torstar Corp.	12,673	0.0
36,939		Transcontinental, Inc.	608,050	0.4
34,900		TransGlobe Energy Corp.	80,619	0.1
27,977		Tricon Capital Group, Inc.	222,294	0.1
5,400		VersaBank	28,919	0.0
3,900		Wajax Corp.	69,234	0.0
18,388		West Fraser Timber Co., Ltd.	923,835	0.5
19,100		Western Forest Products, Inc.	25,535	0.0
2,076	(1),(2)	Zymeworks, Inc.	26,510	0.0
			13,097,345	7.5

		China: 2.2%
1,998	(1)	21Vianet Group, Inc. ADR	21,728	0.0
418,158		Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	375,130	0.2
121,500		Asia Cement China Holdings Corp.	104,351	0.1
155,000		China Sunshine Paper Holdings Co. Ltd.	25,997	0.0
19,022		China Yuchai International Ltd.	274,107	0.2
741	(1)	CKH Food & Health Ltd.	245	0.0
285,555	(1)	Datong Coal Industry Co. Ltd. - A Shares	203,812	0.1
34,200		Dutech Holdings Ltd.	6,173	0.0
819,100		Gansu Jingyuan Coal Industry and Electricity Power Co. Ltd. - A Shares	325,029	0.2
157,622		Golden Wheel Tiandi Holdings Co. Ltd.	13,550	0.0
1,104,659		Greenland Hong Kong Holdings Ltd.	254,683	0.2
54,000		Henan Jinma Energy Co. Ltd. - H Shares	29,128	0.0
13,300		Jiangxi Black Cat Carbon Black Co. Ltd. - A Shares	12,966	0.0
46,800		Jiangxi Wannianqing Cement Co. Ltd. - A Shares	86,159	0.1
278,000		Microport Scientific Corp.	331,890	0.2
160,000		Nexteer Automotive Group Ltd.	225,612	0.1
438,600		Oriental Energy Co. Ltd. - A Shares	536,029	0.3
279,000		Poly Property Group Co. Ltd.	83,613	0.1
88,000	(1),(4)	RREEF China Commercial Trust	–	–
401,500		Shanxi Xishan Coal & Electricity Power Co. Ltd. - A Shares	375,405	0.2
163,000		Sinotruk Hong Kong Ltd.	235,693	0.1
194,000	(1)	SPT Energy Group, Inc.	14,335	0.0
116,000		Ten Pao Group Holdings Ltd.	7,414	0.0
274,000		Towngas China Co. Ltd.	199,621	0.1
39,000		Xingfa Aluminium Holdings Ltd.	25,785	0.0
319,000		Xiwang Special Steel Co. Ltd. - H Shares	62,467	0.0
			3,830,922	2.2

		Denmark: 0.8%
49,826		Columbus A/S	118,298	0.1
5,078	(1)	Dfds A/S	217,341	0.1
10,055		GN Store Nord A/S	426,520	0.2
3,745		Jyske Bank	152,912	0.1
1,328		Parken Sport & Entertainment A/S	15,403	0.0
612		Per Aarsleff Holding A/S	20,016	0.0
6,348	(1)	Royal Unibrew A/S	450,468	0.3
83	(1)	Sparekassen Sjaelland-Fyn AS	1,206	0.0
			1,402,164	0.8

		Finland: 1.0%
3,392		Atria PLC	32,503	0.0
14,728		Cramo PLC	280,751	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Finland: (continued)
10,884	(1)	DNA Oyj	213,293	0.1
10,269		Finnair Oyj	77,139	0.1
7,456		F-Secure Oyj	19,446	0.0
8,882		Metso Oyj	280,420	0.2
19,158		Metsa Board Oyj	167,546	0.1
35,690	(1)	Outotec Oyj	138,042	0.1
2,389		Ponsse Oyj	73,477	0.0
1,058	(1)	Talenom Oyj	21,151	0.0
1,661		Tieto OYJ	53,466	0.0
1,388		Vaisala OYJ	27,197	0.0
15,251		Valmet OYJ	347,246	0.2
			1,731,677	1.0

		France: 5.9%
4,253		Alten Ltd.	410,179	0.3
896	(1)	ARGAN SA	45,364	0.0
4,960		Arkema SA	520,369	0.3
2,475	(1)	AST Groupe SA	24,669	0.0
1,723	(1)	Beneteau SA	28,565	0.0
1,451		Boiron SA	86,876	0.1
435		Savencia SA	31,927	0.0
600		Caisse Regionale de Credit Agricole Mutuel Nord de France	14,067	0.0
678	(1)	Cegedim SA	16,952	0.0
2,308		Cie des Alpes	70,422	0.0
1,435	(1)	Devoteam SA	157,874	0.1
5,297		Eiffage SA	517,313	0.3
14,966		Elis SA	301,775	0.2
1,998		Eramet SLN	183,928	0.1
7,509		Eutelsat Communications	152,091	0.1
4,926		Faurecia SA	238,803	0.1
279		Gerard Perrier Industrie SA	14,410	0.0
1,559		Groupe Crit	104,182	0.1
562	(1)	Groupe Open	13,718	0.0
125	(1)	Groupe Partouche SA	3,112	0.0
4,119	(1)	ID Logistics Group	695,139	0.4
3,551		Imerys SA	218,893	0.1
762	(1)	Infotel SA	32,797	0.0
17,272	(1),(2)	Innate Pharma SA	144,471	0.1
2,130		Ipsen SA	295,330	0.2
1,527	(1)	Kaufman & Broad SA	62,627	0.0
135	(1)	LDC SA	16,962	0.0
1,992		Lectra	42,180	0.0
23,395	(1),(3)	Maisons du Monde SA	586,482	0.3
271	(1)	Manutan International	18,129	0.0
2,711	(1)	Mersen SA	89,438	0.1
5,112		AKWEL	101,805	0.1
7,022		Nexity SA	335,797	0.2
2,071		Plastivaloire	25,897	0.0
731		PSB Industries SA	37,998	0.0
8,306		Rubis SCA	428,538	0.3
5,277	(1)	SCOR SE	243,853	0.1
1,210		SEB SA	173,496	0.1
78		Societe Marseillaise du Tunnel Prado-Carenage SA	1,537	0.0
20,210		Television Francaise 1	205,558	0.1
7,535	(1)	SOITEC	536,900	0.3
1,286		Synergie SA	39,239	0.0
5,271		Teleperformance	868,087	0.5
6,124	(1)	Tikehau Capital SCA	165,084	0.1
1,085	(1)	Trigano SA	110,156	0.1
15,594	(1)	UbiSoft Entertainment	1,398,814	0.8
284		Vetoquinol SA	15,906	0.0
2,122	(1)	Virbac SA	340,812	0.2
229		Voyageurs du Monde	31,773	0.0
3,763	(1),(3)	Worldline SA/France	197,975	0.1
			10,398,269	5.9

		Germany: 3.9%
4,610		Aareal Bank AG	171,497	0.1
18,076		Alstria Office REIT-AG	260,216	0.1
7,260		Amadeus Fire AG	830,544	0.5
2,325	(3)	Aumann AG	114,350	0.1
3,609		Bechtle AG	320,504	0.2
354		Blue Cap AG	7,951	0.0
8,047		Borussia Dortmund GmbH & Co. KGaA	87,123	0.1
5,165		Brenntag AG	269,739	0.2
5,670		Carl Zeiss Meditec AG	464,447	0.3
1,041		CENTROTEC Sustainable AG	14,697	0.0
6,864		Cewe Stiftung & Co. KGAA	537,741	0.3
3,580		comdirect bank AG	42,414	0.0
43,125		Deutz AG	320,751	0.2
6,309	(2)	Duerr AG	224,816	0.1
156		Eckert & Ziegler AG	8,629	0.0
3,487		Elmos Semiconductor AG	72,514	0.0
654	(1)	FinTech Group AG	16,635	0.0
9,593		Francotyp-Postalia Holding AG	40,745	0.0
2,723		Gerresheimer AG	191,904	0.1
3,112		Hugo Boss AG	222,393	0.1
7,547		IVU Traffic Technologies AG	42,655	0.1
35,125		Kloeckner & Co. SE	295,380	0.2
3,260		Koenig & Bauer AG	159,244	0.1
564		Nexus AG	15,395	0.0
726		OHB SE	25,767	0.0
1,578		PSI Software AG	28,240	0.0
2,593		Rheinmetall AG	224,407	0.1
34,402	(2)	SAF-Holland SA	501,385	0.3
5,005	(3)	Scout24 AG	207,423	0.1
1,685		Siltronic AG	154,320	0.1
5,695	(2)	STRATEC Biomedical AG	374,124	0.2
22,930		TAG Immobilien AG	523,080	0.3
219		Westag & Getalit AG	7,440	0.0
			6,778,470	3.9

		Greece: 0.0%
942		Motor Oil Hellas Corinth Refineries SA	22,299	0.0

		Hong Kong: 1.9%
2,000		Allied Group Ltd.	10,457	0.0
236,000		Allied Properties HK Ltd.	50,670	0.0
52,000		Beijing Tong Ren Tang Chinese Medicine Co. Ltd	87,621	0.1
190,000		Build King Holdings Ltd.	15,786	0.0
361,778		Cathay Pacific Airways Ltd.	460,933	0.3
92,000		Champion REIT	61,905	0.0
1,304,000	(1)	Chigo Holding Ltd.	11,973	0.0
2,802,920	(1)	China Billion Resources Ltd.	9,293	0.0
87,913	(1)	S&C Engine Group Ltd.	46,337	0.0
200,000		Computime Group Ltd.	21,109	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
68,000		Convenience Retail Asia Ltd.	28,635	0.0
50,695		Dream International Ltd.	27,876	0.0
90,000		EcoGreen International Group Ltd.	18,049	0.0
346,000		Emperor International Holdings Ltd.	84,765	0.1
814,000		Fountain SET Hldgs	107,204	0.1
566,000		Get Nice Holdings Ltd.	17,361	0.0
102,000		Guangnan Holdings Ltd.	11,753	0.0
120,944		Hanison Construction Holdings Ltd.	20,873	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	10,107	0.0
238,000		Hop Fung Group Holdings Ltd.	12,142	0.0
90,000		Hung Hing Printing Group Ltd.	13,198	0.0
523,000		K Wah International Holdings Ltd.	236,941	0.2
53,200		Lai Fung Holdings Ltd.	66,539	0.1
6,000		Liu Chong Hing Investment Ltd.	8,679	0.0
74,000		Luk Fook Holdings International Ltd.	244,175	0.2
35,722		Lung Kee Bermuda Holdings	15,327	0.0
118,000		Ming Fai International Holdings Ltd.	14,968	0.0
23,000	(1)	Rich Goldman Holdings Ltd.	777	0.0
106,000		Overseas Chinese Town Asia Holdings Ltd.	30,208	0.0
278,000	(1),(4)	Pacific Andes International Holdings Ltd.	–	–
138,000		PC Partner Group Ltd.	51,774	0.0
62,000		Pico Far East Holdings Ltd.	20,951	0.0
10,000		Public Financial Holdings Ltd.	4,041	0.0
475,171		Road King Infrastructure	735,523	0.4
406,000		Shanghai Industrial Urban Development Group Ltd.	60,757	0.0
140,000		SHK Hong Kong Industries Ltd.	3,437	0.0
15,500		Soundwill Holdings Ltd.	20,291	0.0
206,000		Sun Hung Kai & Co. Ltd.	92,903	0.1
375,000		Tang Palace China Holdings Ltd.	52,942	0.0
189,000		Tao Heung Holdings Ltd.	31,814	0.1
109,832		Tomson Group Ltd.	30,753	0.0
92,000		TPV Technology Ltd.	7,508	0.0
124,000		Tradelink Electronic Commerce Ltd.	18,044	0.0
535,000		Value Partners Group Ltd.	399,014	0.2
33,220		Valuetronics Holdings Ltd.	15,153	0.0
212,000		Vedan International Holdings Ltd.	20,816	0.0
40,000		Wai Kee Holdings Ltd.	18,766	0.0
104,000		Water Oasis Group Ltd.	12,495	0.0
			3,342,643	1.9

		India: 0.2%
25,620	(1),(4)	Geodesic Ltd.	–	–
6,074		Hinduja Global Solutions Ltd.	53,992	0.0
2,556		Polyplex Corp. Ltd.	18,016	0.0
844		Sharda Motor Industries Ltd.	16,748	0.0
21,379	(1),(4)	Varun Industries Ltd.	–	–
27,065		West Coast Paper Mills Ltd.	143,383	0.1
2,236	(1)	WNS Holdings Ltd. ADR	112,225	0.1
			344,364	0.2

		Indonesia: 0.0%
301,000	(1)	Gajah Tunggal Tbk PT	12,293	0.0
91,800		Mitrabara Adiperdana Tbk PT	18,157	0.0
4,480		Sunway Construction Group Bhd	1,557	0.0
			32,007	0.0

		Ireland: 0.6%
8,724	(1),(2)	Avadel Pharmaceuticals PLC ADR	35,420	0.0
177,835	(1)	Cairn Homes PLC	285,619	0.2
29,524		Dalata Hotel Group PLC	181,140	0.1
24,471		Grafton Group PLC	226,064	0.1
35,842		UDG Healthcare PLC	289,068	0.2
			1,017,311	0.6

		Israel: 1.9%
4,504		Camtek Ltd./Israel	35,897	0.0
58,765	(1)	Ceragon Networks Ltd.	195,688	0.1
3,559	(1)	CyberArk Software Ltd.	242,937	0.2
3,002		Danel Adir Yeoshua Ltd.	143,089	0.1
2,023		FIBI Holdings Ltd.	53,906	0.0
2,764		First International Bank Of Israel Ltd.	59,521	0.0
3,561		Fox Wizel Ltd.	67,344	0.0
127		Globrands Ltd.	18,501	0.0
585		Hadera Paper Ltd.	42,759	0.0
724		Israel Corp., Ltd.	211,449	0.1
95,294		Israel Discount Bank Ltd.	311,417	0.2
3,794	(1)	Kamada Ltd.	20,398	0.0
3,790		Kerur Holdings Ltd.	97,209	0.1
14,238	(1)	Mellanox Technologies Ltd.	1,205,816	0.7
10,351		Mendelson Infrastructures & Industries Ltd.	25,046	0.0
9,381		Naphtha Israel Petroleum Corp. Ltd.	58,886	0.0
236,789		Oil Refineries Ltd.	112,561	0.1
985		Paz Oil Co. Ltd.	147,489	0.1
2,548	(1)	Radware Ltd.	59,139	0.0
1,636		Sapiens International Corp. NV	18,601	0.0
2,710	(1)	Wix.com Ltd.	263,819	0.2
			3,391,472	1.9

		Italy: 4.6%
196,525		A2A SpA	316,670	0.2
29,899	(1)	Amplifon S.p.A.	529,637	0.3
67,144	(3)	Anima Holding SpA	280,767	0.2
18,469	(1)	Arnoldo Mondadori Editore SpA	31,869	0.0
9,304		Ascopiave SpA	30,561	0.0
77,159		Autogrill S.p.A.	758,589	0.4
22,817	(1)	ASTM SpA	452,086	0.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy: (continued)
32,745		Banca Finnat Euramerica S.p.A.	11,483	0.0
7,057	(1)	Biesse S.p.A.	162,210	0.1
27,746		Brembo SpA	307,171	0.2
11,248	(1)	Brunello Cucinelli SpA	385,013	0.2
19,967		Buzzi Unicem SpA	383,408	0.2
2,661		Cembre SpA	60,638	0.0
41,313		Cerved Group SpA	329,462	0.2
13,658		Cofide SpA	6,941	0.0
13,424		Danieli & Co. Officine Meccaniche S.p.A.	250,876	0.2
8,852		DiaSorin SpA	839,635	0.5
1,676	(1)	El.En. SpA	32,779	0.0
26,705	(1)	Elica SpA	57,288	0.1
15,292		Emak SpA	21,171	0.0
15,810		ERG S.p.A.	294,920	0.2
30,473	(1),(3)	Gima TT SpA	296,480	0.2
2,369		Gruppo MutuiOnline SpA	42,234	0.0
51,464	(1),(3)	Infrastrutture Wireless Italiane SpA	357,879	0.2
14,450		Interpump Group SpA	416,881	0.2
3,300		Italian Wine Brands SpA	48,590	0.0
59,707	(1),(2),(3)	OVS SpA	105,433	0.1
1,910		Prima Industrie SpA	47,084	0.0
103,261	(1)	Reno de Medici SpA	101,205	0.1
32,371		Salvatore Ferragamo Italia SpA	765,726	0.4
22,774		Saras S.p.A.	44,445	0.0
7,403		Servizi Italia SpA	28,504	0.0
1,913	(1)	Societa Iniziative Autostradali e Servizi S.p.A.	26,952	0.0
5,036	(1),(3)	Technogym SpA	54,994	0.0
2,809		Tod's S.p.A.	171,737	0.1
			8,051,318	4.6

		Japan: 24.7%
4,600		A&D Co., Ltd.	33,396	0.0
1,700		Achilles Corp.	33,821	0.0
1,000		ACKG Ltd.	18,062	0.0
500		Aeon Fantasy Co., Ltd.	15,625	0.0
1,000		Aichi Bank Ltd.	38,161	0.0
600		Aichi Tokei Denki Co., Ltd.	22,003	0.0
64,800	(1)	Aiful Corp.	170,903	0.1
1,600		Alpha Systems, Inc.	38,097	0.0
1,900		Arakawa Chemical Industries Ltd.	26,690	0.0
500		Arata Corp.	22,706	0.0
3,500		Artnature, Inc.	20,577	0.0
19,419		Asahi Intecc Co. Ltd.	795,292	0.5
1,400		ASKA Pharmaceutical Co., Ltd.	18,412	0.0
3,000		Avant Corp.	40,998	0.0
700		Axyz Co. Ltd.	17,652	0.0
6,000		Bando Chemical Industries Ltd.	69,405	0.0
1,700		Bank of Kochi Ltd.	14,830	0.0
800		Bank of Saga Ltd.	15,403	0.0
19,900		BIC Camera, Inc.	262,726	0.2
1,600		BML, Inc.	44,092	0.0
1,200		Business Brain Showa-Ota, Inc.	23,715	0.0
2,200		Chilled & Frozen Logistics Holdings Co. Ltd.	25,244	0.0
1,300		Chori Co., Ltd.	21,414	0.0
9,000		Chubu Shiryo Co., Ltd.	109,569	0.1
600		Chuo Spring Co., Ltd.	18,616	0.0
16,400		CKD Corp.	188,701	0.1
1,700		CMC Corp.	32,108	0.0
1,400		Contec Co. Ltd.	19,192	0.0
2,500		Corona Corp.	24,678	0.0
5,400		CTI Engineering Co., Ltd.	72,248	0.1
1,400		Dai Nippon Toryo Co., Ltd.	14,136	0.0
4,800		Daifuku Co., Ltd.	206,142	0.1
2,700		Daihatsu Diesel Manufacturing Co., Ltd.	15,980	0.0
52,700		Daikyonishikawa Corp.	503,404	0.3
2,700		Dainichi Co., Ltd.	17,775	0.0
11,200		Daiwa Industries Ltd.	117,840	0.1
7,200		Denka Co., Ltd.	234,164	0.1
800		Densan Co. Ltd.	15,040	0.0
18,600		Dip Corp.	403,692	0.2
61,700		DMG Mori Co. Ltd.	890,218	0.5
14,091		DTS Corp.	489,563	0.3
100		Duskin Co., Ltd.	2,274	0.0
1,200		Dvx, Inc.	14,159	0.0
2,300		Eco's Co., Ltd.	40,357	0.0
1,500		Elematec Corp.	31,953	0.0
4,700		en-japan, Inc.	187,469	0.1
21,800		EPS Holdings, Inc.	425,677	0.3
4,500		Excel Co., Ltd.	76,716	0.1
43,700		Ferrotec Holdings Corp.	396,622	0.2
146,200		FIDEA Holdings Co., Ltd.	196,478	0.1
11,700		FJ Next Co. Ltd.	86,677	0.1
2,200		Fuji Furukawa Engineering & Construction Co. Ltd.	38,480	0.0
10,000		Fuji Oil Holdings, Inc.	288,426	0.2
1,600		Fuji Pharma Co. Ltd.	25,174	0.0
10,027		Fuji Soft, Inc.	459,411	0.3
7,900		Fujikura Kasei Co., Ltd.	44,278	0.0
12,500		Fujitsu Frontech Ltd.	139,331	0.1
2,200		FuKoKu Co. Ltd.	17,962	0.0
300		Fukuda Denshi Co., Ltd.	18,930	0.0
2,000		Furusato Industries Ltd.	32,153	0.0
700		Fuso Pharmaceutical Industries Ltd.	16,660	0.0
11,800		Future Corp.	160,602	0.1
8,400		G-7 Holdings, Inc.	190,580	0.1
700		Genki Sushi Co., Ltd.	37,864	0.0
7,400		Grandy House Corp.	30,054	0.0
19,300		H2O Retailing Corp.	299,868	0.2
3,100		Hakudo Co., Ltd.	48,884	0.0
1,800		Haruyama Trading Co., Ltd.	14,212	0.0
1,100		Hashimoto Sogyo Holdings Co. Ltd.	12,921	0.0
20,800		Hitachi Metals Ltd.	244,586	0.2
6,000		Hokko Chemical Industry Co. Ltd.	28,348	0.0
2,400		Honshu Chemical Industry Co. Ltd.	24,932	0.0
4,200		Horiba Ltd.	196,560	0.1
1,000		Hosokawa Micron Corp.	48,493	0.0
1,800		Housecom Corp.	26,613	0.0
112,200		Ichigo, Inc.	366,317	0.2
22,000		IHI Corp.	804,814	0.5
9,800		IJT Technology Holdings Co. Ltd.	60,757	0.0
21,300		Infocom Corp.	797,868	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
1,100		Information Development Co. Ltd.	15,306	0.0
48,300		Itoham Yonekyu Holdings, Inc.	304,166	0.2
20,200		Iwaki & Co., Ltd.	97,062	0.1
16,600		Jamco Corp.	469,664	0.3
288		Japan Hotel REIT Investment Corp.	204,884	0.1
4,700		Japan Medical Dynamic Marketing, Inc.	55,195	0.0
900		Japan System Techniques Co. Ltd.	17,286	0.0
7,100		JBCC Holdings, Inc.	93,092	0.1
4,100		JCR Pharmaceuticals Co. Ltd.	173,808	0.1
1,000		JFE Systems, Inc.	22,943	0.0
16,700		JGC Corp.	323,259	0.2
1,499		Kakiyasu Honten Co. Ltd.	33,090	0.0
700		Kamei Corp.	8,066	0.0
7,900		Kanamoto Co., Ltd.	263,984	0.2
64,900		Kanematsu Corp.	833,311	0.5
24,100	(2)	Kanto Denka Kogyo Co., Ltd.	218,863	0.1
1,200		Kawasumi Laboratories, Inc.	7,192	0.0
4,700		Keihanshin Building Co. Ltd.	34,605	0.0
22,900		Keihin Corp.	450,900	0.3
45,700		Kenedix, Inc.	237,874	0.1
34		Kenedix Office Investment Corp.	210,696	0.1
12,500		KH Neochem Co. Ltd.	355,010	0.2
2,100		Kimura Unity Co., Ltd.	21,339	0.0
5,700		King Co. Ltd.	23,043	0.0
1,200	(1)	KNT-CT Holdings Co., Ltd.	13,187	0.0
2,400		Kita-Nippon Bank Ltd.	53,466	0.0
100		Kitano Construction Corp.	3,360	0.0
1,900		Koatsu Gas Kogyo Co., Ltd.	13,822	0.0
67,800		Kobe Steel Ltd.	545,133	0.3
2,800		Kohsoku Corp.	25,807	0.0
4,500	(1)	Kojima Co., Ltd.	19,824	0.0
1,200		Komaihal Tec, Inc.	23,090	0.0
1,800		KSK Co. Ltd./Inagi	26,213	0.0
1,400		Kurabo Industries Ltd.	33,795	0.0
2,000		Kyodo Printing Co., Ltd.	50,216	0.0
4,500		Kyorin Co., Ltd.	98,278	0.1
14,100		Kyowa Exeo Corp.	380,074	0.2
8,300		Kyowa Leather Cloth Co., Ltd.	62,499	0.0
13,082		Kyudenko Corp.	475,970	0.3
6,600		Lasertec Corp.	190,019	0.1
3,300	(1),(2)	M&A Capital Partners Co. Ltd.	162,275	0.1
22,100		Maeda Corp.	249,723	0.2
4,500		Makino Milling Machine Co., Ltd.	171,261	0.1
1,000		Maruhachi Holdings Co. Ltd.	7,568	0.0
14,500	(1)	Maruzen CHI Holdings Co. Ltd.	44,796	0.0
8,500		Matsumotokiyoshi Holdings Co., Ltd.	307,308	0.2
5,900		Meiwa Corp.	22,683	0.0
1,400		Minori Solutions Co., Ltd.	19,162	0.0
13,100		Mirait Holdings Corp.	211,523	0.1
39,500		Mito Securities Co., Ltd.	114,290	0.1
1,100		Mitsubishi Research Institute, Inc.	34,341	0.0
19,900		Miura Co., Ltd.	485,996	0.3
800		Morishita Jintan Co. Ltd.	17,575	0.0
900		Mory Industries, Inc.	22,166	0.0
1,900		Mutoh Holdings Co., Ltd.	38,251	0.0
1,300		Nadex Co., Ltd.	12,266	0.0
700		Nafco Co., Ltd.	11,219	0.0
1,500		Nagano Bank Ltd.	22,790	0.0
15,800		Nakano Corp.	90,871	0.1
2,600		Nakayamafuku Co., Ltd.	14,215	0.0
2,200		Narasaki Sangyo Co. Ltd.	37,624	0.0
25,500		Net One systems Co., Ltd.	533,875	0.3
1,500		Nicca Chemical Co. Ltd.	15,999	0.0
10,073		Nichireki Co., Ltd.	92,270	0.1
4,940		Nichirin Co. Ltd.	104,349	0.1
4,000		Nihon Unisys Ltd.	87,657	0.1
59		Nippon Accommodations Fund, Inc.	270,444	0.2
1,000		Nippon Beet Sugar Manufacturing Co., Ltd.	17,426	0.0
400		Nippon Chemiphar Co., Ltd.	14,726	0.0
18,800		Nippon Filcon Co., Ltd./Tokyo	96,620	0.1
1,600		Nippon Fine Chemical Co., Ltd.	15,442	0.0
2,000		Nippon Seisen Co., Ltd.	61,553	0.0
14,013		Nippon Shinyaku Co., Ltd.	805,066	0.5
43,600		Nippon Suisan Kaisha Ltd.	278,503	0.2
2,100		Nippon Systemware Co., Ltd.	43,571	0.0
23,100		Nippon Yusen KK	372,509	0.2
142,000		Niraku GC Holdings, Inc.	10,026	0.0
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	180,355	0.1
1,900		Nissei Plastic Industrial Co., Ltd.	17,673	0.0
13,000		Nisshin Fudosan Co.	60,607	0.0
9,000		Nittetsu Mining Co., Ltd.	382,529	0.2
3,400		NJS Co. Ltd.	52,919	0.0
700		Noritake Co., Ltd.	34,950	0.0
76,500		North Pacific Bank Ltd.	229,402	0.1
2,000		Nozawa Corp.	20,778	0.0
6,000		Oenon Holdings, Inc.	20,803	0.0
2,400		Ohba Co. Ltd.	14,558	0.0
800		Ohki Healthcare Holdings Co. Ltd.	12,372	0.0
300		Ohsho Food Service Corp.	20,684	0.0
2,200		Oita Bank Ltd.	72,764	0.1
4,000		Okuma Corp.	199,722	0.1
1,600		Okura Industrial Co., Ltd.	29,310	0.0
4,000		Onoken Co., Ltd.	58,347	0.0
7,600		Open House Co. Ltd.	300,396	0.2
1,000		Origin Electric Co. Ltd.	14,286	0.0
8,700		Paltac Corp.	443,261	0.3
16,000		Parker Corp.	81,065	0.1
2,600		Pasona Group, Inc.	31,632	0.0
2,300		PCA Corp.	40,480	0.0
42,100		Penta-Ocean Construction Co., Ltd.	251,870	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
29,800		Persol Holdings Co. Ltd	565,354	0.3
1,000		Pickles Corp.	19,866	0.0
16,400		Poletowin Pitcrew Holdings, Inc.	367,098	0.2
26,300		Rengo Co., Ltd.	229,255	0.1
600		Resort Solution Co., Ltd.	22,493	0.0
2,300		Rheon Automatic Machinery Co., Ltd.	39,322	0.0
900		Rhythm Watch Co. Ltd.	15,938	0.0
13,200		Rohto Pharmaceutical Co., Ltd.	418,077	0.2
21,300		Round One Corp.	252,636	0.2
8,200		Ryobi Ltd.	238,016	0.1
1,000		Saison Information Systems Co. Ltd.	11,382	0.0
1,100		Sakai Heavy Industries Ltd.	32,488	0.0
700		San Holdings, Inc.	16,343	0.0
1,100		San ju San Financial Group, Inc.	19,471	0.0
16,282		San-Ai Oil Co., Ltd.	175,076	0.1
31,600		San-In Godo Bank Ltd.	239,760	0.1
3,200		Sanko Metal Industrial Co. Ltd.	86,095	0.1
1,800		Sankyo Frontier Co. Ltd.	55,978	0.0
4,900		Sankyu, Inc.	230,959	0.1
69,700		Sanwa Holdings Corp.	817,911	0.5
2,100		Sanyo Engineering & Construction, Inc.	11,801	0.0
3,300		Saxa Holdings, Inc.	59,587	0.0
2,700		Screen Holdings Co. Ltd.	146,779	0.1
45,300		Scroll Corp.	192,147	0.1
18,000		SCSK Corp.	762,760	0.4
21,700	(1)	Seikitokyu Kogyo Co., Ltd.	123,799	0.1
20,200		Seino Holdings Co. Ltd	279,737	0.2
1,200		Senshu Electric Co. Ltd	27,718	0.0
1,400		Shibaura Mechatronics Corp.	42,613	0.0
12,000	(2)	Shiga Bank Ltd.	278,345	0.2
1,800		Shimojima Co., Ltd.	16,111	0.0
1,300		Shindengen Electric Manufacturing Co., Ltd.	56,539	0.0
6,200		Shinko Electric Industries	43,166	0.0
6,300		Shinmaywa Industries Ltd.	77,561	0.1
21,600		Shinsho Corp.	531,409	0.3
7,000		Ship Healthcare Holdings, Inc.	253,091	0.2
3,100		Shofu, Inc.	35,470	0.0
6,400		Showa Corp.	88,073	0.1
7,700		Showa Denko KK	335,286	0.2
9,500		Softcreate Holdings Corp.	135,015	0.1
6,100		Soken Chemical & Engineering Co. Ltd.	95,322	0.1
1,100		SPK Corp.	23,554	0.0
9,300		Starts Corp., Inc.	193,116	0.1
7,500		Sumitomo Bakelite Co., Ltd.	270,804	0.2
19,900		Sumitomo Forestry Co., Ltd.	295,292	0.2
5,400		Sushiro Global Holdings Ltd.	284,435	0.2
2,000		Suzuken Co., Ltd.	101,231	0.1
2,800	(2)	System Integrator Corp.	58,699	0.0
27,200		Systena Corp.	327,309	0.2
4,200		Tachikawa Corp.	42,159	0.0
3,800		Taiko Bank Ltd.	69,097	0.0
1,300		Taiyo Kagaku Co. Ltd.	18,694	0.0
15,900		Taiyo Yuden Co., Ltd.	320,183	0.2
1,500		Takano Co., Ltd.	11,638	0.0
14,300		Takasago Thermal Engineering Co., Ltd.	244,353	0.2
1,800		Takebishi Corp	25,010	0.0
400	(2)	Taki Chemical Co., Ltd.	33,033	0.0
1,200		Tanabe Management Consulting Co. Ltd.	19,614	0.0
3,600		Tayca Corp.	75,698	0.1
2,000		TDC Software Engineering, Inc.	18,434	0.0
700		Techno Medica Co. Ltd.	12,881	0.0
8,700		TechnoPro Holdings, Inc.	453,242	0.3
4,400		Tigers Polymer Corp.	26,995	0.0
10,800		TIS, Inc.	482,405	0.3
15,200		TOA Road Corp.	485,743	0.3
46,000		Tochigi Bank Ltd.	133,800	0.1
30,800		Toda Corp.	207,259	0.1
3,100		Togami Electric Manufacturing Co. Ltd.	39,689	0.0
3,890		Tokyo Ohka Kogyo Co., Ltd.	104,185	0.1
14,400		Tokyo Sangyo Co. Ltd.	79,203	0.1
85,700		Tokyo Steel Manufacturing Co., Ltd.	675,709	0.4
10,500		Tokyo Tekko Co., Ltd.	136,264	0.1
6,121		Tokyo Kiraboshi Financial Group, Inc.	98,882	0.1
2,000		Tomoku Co., Ltd.	34,469	0.0
3,400		Tonami Holdings Co., Ltd.	188,690	0.1
6,000		Toshiba Tec Corp.	178,983	0.1
2,600		Towa Bank Ltd.	21,173	0.0
1,000		Toyo Business Engineering Corp.	18,590	0.0
39,100		Toyo Tire & Rubber Co., Ltd.	652,248	0.4
3,600		Tsubakimoto Kogyo Co., Ltd.	101,314	0.1
5,200		Uchida Yoko Co., Ltd.	126,749	0.1
2,400		UNIRITA, Inc.	36,172	0.0
11,400	(1)	UT Group Co. Ltd.	343,852	0.2
13,200		Utoc Corp.	63,680	0.0
11,500		Warabeya Nichiyo Co., Ltd.	186,946	0.1
10,304		Watabe Wedding Corp.	60,586	0.0
3,300		West Holdings Corp.	33,302	0.0
1,000		Wood One Co., Ltd.	10,896	0.0
9,000		YA-MAN Ltd.	145,123	0.1
6,200		Yamato Kogyo Co., Ltd.	163,394	0.1
2,100		Yamaya Corp.	48,993	0.0
13,400		Yamazen Corp.	146,662	0.1
2,500		Yashima Denki Co., Ltd.	18,663	0.0
16,100		Yokogawa Bridge Holdings Corp.	261,187	0.2
43,200		Yuasa Trading Co., Ltd.	1,417,156	0.8
2,100		Yushiro Chemical Industry Co., Ltd.	26,386	0.0
1,100		Yutaka Giken Co., Ltd.	21,519	0.0
2,200		Zaoh Co. Ltd.	27,807	0.0
26,700		Zenkoku Hosho Co. Ltd.	967,994	0.6
1,100		Zero Co. Ltd.	9,051	0.0
			43,199,885	24.7

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Liechtenstein: 0.1%
473		Liechtensteinische Landesbank AG	30,527	0.0
592	(1)	VP Bank AG	95,273	0.1
			125,800	0.1

		Luxembourg: 0.2%
4,101		Stabilus SA	274,824	0.2
959		Ternium SA ADR	30,535	0.0
			305,359	0.2

		Malaysia: 0.2%
57,500		AFFIN Bank Bhd	31,071	0.0
3,900		Batu Kawan Bhd	15,728	0.0
67,600		Deleum Bhd	18,045	0.0
66,800		Hengyuan Refining Co. Bhd	93,699	0.1
128,700		I-Bhd	14,177	0.0
247,200	(1)	KSL Holdings BHD	41,927	0.0
69,850		Kumpulan Fima BHD	25,540	0.0
20,200		Lingkaran Trans Kota Holdings Bhd	18,923	0.0
192,523	(1)	Lion Industries Corp. Bhd	32,702	0.0
1,600		Malaysian Pacific Industries Bhd	4,153	0.0
210,000		Media Chinese International Ltd.	10,846	0.0
42,000	(1)	MNRB Holdings Bhd	9,850	0.0
1,100		Oriental Holdings BHD	1,585	0.0
83,883		Protasco Bhd	7,029	0.0
85,918		Tropicana Corp. Bhd	17,863	0.0
122,100		Uchi Technologies Bhd	84,704	0.1
64,300	(1)	Wah Seong Corp. Bhd	13,754	0.0
53,000		WTK Holdings Bhd	5,826	0.0
			447,422	0.2

		Mexico: 0.1%
158,993	(1)	Grupo Famsa SAB de CV	78,897	0.1
5,753	(1)	Industrias CH, SA	20,669	0.0
5,584		Rassini SAB de CV	18,602	0.0
			118,168	0.1

		Netherlands: 1.9%
6,151		AMG Advanced Metallurgical Group NV	292,655	0.2
3,220		ASM International NV	138,229	0.1
9,870		ASR Nederland NV	448,068	0.3
6,439	(3)	Euronext NV	396,205	0.2
8,795		IMCD NV	596,407	0.3
4,004		KAS Bank NV	28,997	0.0
1,419	(1)	Kendrion NV	42,915	0.0
11,332		Ordina NV	21,503	0.0
8,830		Rhi Magnesita NV	442,055	0.3
12,062		SBM Offshore NV	207,832	0.1
478,561	(1),(2),(4)	SNS Reaal NV	–	–
3,671		TKH Group NV	185,428	0.1
62,237	(1)	TomTom NV	519,779	0.3
			3,320,073	1.9

		New Zealand: 0.3%
9,568		Hallenstein Glasson Holdings Ltd.	36,775	0.0
10,892		Kathmandu Holdings Ltd.	19,109	0.0
14,173		NEW Zealand King Salmon Investments Ltd.	24,643	0.0
41,622		NZX Ltd.	28,599	0.0
136,059		PGG Wrightson Ltd.	51,495	0.1
3,338	(1)	Serko Ltd.	7,036	0.0
72,652		Summerset Group Holdings Ltd.	316,687	0.2
			484,344	0.3

		Norway: 1.4%
1,408		Aker ASA	106,963	0.1
4,802		Atea ASA	63,294	0.0
4,851		Austevoll Seafood ASA	77,961	0.1
566		Bonheur ASA	6,694	0.0
211,450		DNO ASA	404,198	0.2
49,916		Kongsberg Gruppen ASA	819,590	0.5
51,237	(1)	Kvaerner ASA	88,796	0.1
6,351		Selvaag Bolig ASA	28,426	0.0
7,502		SpareBank 1 Nord Norge	59,941	0.0
59,056		SpareBank 1 SMN	601,858	0.3
10,349	(1)	Sparebanken Vest	66,268	0.0
2,411		TGS Nopec Geophysical Co. ASA	80,539	0.1
			2,404,528	1.4

		Peru: 0.0%
18,398		Cia Minera San Ignacio de Morococha SAA	9,604	0.0
217,350	(1)	Refineria La Pampilla SAA Relapasa	8,703	0.0
			18,307	0.0

		Philippines: 0.0%
9,200		Lopez Holdings Corp.	727	0.0

		Poland: 0.1%
4,112		Grupa Lotos SA	74,144	0.1
29,912	(1)	Impexmetal SA	24,322	0.0
			98,466	0.1

		Portugal: 0.1%
5,397		Semapa-Sociedade de Investimento e Gestao	103,185	0.1

		Qatar: 0.3%
10,252		Qatar Fuel QSC	487,399	0.3

		Singapore: 1.2%
27,600		AEM Holdings Ltd.	16,013	0.0
43,600		Banyan Tree Holdings Ltd	15,753	0.0
181,200		BreadTalk Group Ltd.	112,700	0.1
26,400		China Aviation Oil Singapore Corp. Ltd.	26,309	0.0
133,000		China Sunsine Chemical Holdings Ltd.	99,031	0.1
400		Chip Eng Seng Corp. Ltd.	194	0.0
30,600	(1)	Creative Technology Ltd.	136,204	0.1
143,900		CSE Global Ltd.	46,826	0.0
25,500		Elec & Eltek International Co., Ltd.	32,640	0.1
371,100		Frasers Logistics & Industrial Trust	273,231	0.2
102,900		Frencken Group Ltd.	30,928	0.0
187,400		Golden Energy & Resources Ltd.	30,485	0.0
36,600		Ho Bee Investment Ltd.	64,270	0.1
1,600		Hock Lian Seng Holdings Ltd.	399	0.0
67,580	(1)	Hong Leong Asia Ltd.	28,095	0.0
12,500		Hong Leong Finance Ltd.	22,838	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: (continued)
35,500		HRnetgroup Ltd.	20,769	0.0
42,200		iFAST Corp. Ltd.	35,985	0.0
533,000		IGG, Inc.	565,038	0.3
214,944		Mapletree Industrial Trust	286,864	0.2
13,000		Micro-Mechanics Holdings Ltd.	16,893	0.0
13,300		Sing Investments & Finance Ltd.	14,067	0.0
13,400		Stamford Land Corp. Ltd.	4,748	0.0
134,000		Tai Sin Electric Ltd.	36,859	0.0
83,500	(1)	Tiong Woon Corp. Holding Ltd.	17,482	0.0
90,612		UMS Holdings Ltd.	44,294	0.0
4,400		Venture Corp. Ltd.	48,709	0.0
			2,027,624	1.2

		South Africa: 0.5%
18,756		Aeci Ltd.	120,145	0.1
158,675		Alviva Holdings Ltd.	189,840	0.1
2,198		Hudaco Industries Ltd.	20,942	0.0
20,236		Hulamin Ltd.	6,790	0.0
44,762		Metair Investments Ltd.	43,996	0.0
3,509		MiX Telematics Ltd. ADR	53,898	0.1
32,074		Raubex Group Ltd.	41,309	0.0
18,680		Reinet Investments SCA	305,824	0.2
9,548		Telkom SA Ltd.	34,723	0.0
			817,467	0.5

		South Korea: 2.8%
432		Asia Holdings Co., Ltd.	43,820	0.0
4,393		Bixolon Co. Ltd.	24,187	0.0
16		Bookook Securities Co. Ltd.	309	0.0
2,308		Chong Kun Dang Pharmaceutical Corp.	176,363	0.1
50		Dae Han Flour Mills Co. Ltd.	7,479	0.0
3,308		Daewon Co. Ltd.	33,564	0.0
20,399		Daewon San Up Co. Ltd.	102,421	0.1
1,517	(1)	Daeyang Electric Co. Ltd.	15,355	0.0
4,212		Dongil Industries Co. Ltd.	221,820	0.1
5,569		Douzone Bizon Co. Ltd	212,852	0.1
489		E1 Corp.	26,021	0.0
2,065		GIIR, Inc.	12,712	0.0
1,352		GS Home Shopping, Inc.	230,812	0.1
7,449		Hankook Tire Co. Ltd.	270,623	0.2
5,550		JB Financial Group Co. Ltd.	26,824	0.0
3,397		JLS Co. Ltd.	21,248	0.0
17,595		KISCO Corp.	89,691	0.1
4,494		Kiwoom Securities Co. Ltd.	300,154	0.2
6,463	(1)	Korea Aerospace Industries Ltd.	164,632	0.1
1,480		Korea Airport Service Co. Ltd.	49,957	0.0
7,279		Korea United Pharm, Inc.	143,503	0.1
445		Kumho Petrochemical Co. Ltd.	33,806	0.0
2,451	(1)	Kyeryong Construction Industrial Co., Ltd.	41,918	0.0
1,996		LF Corp.	38,454	0.0
4,672		LS Industrial Systems Co. Ltd.	203,111	0.1
3,411		Maeil Dairies Co. Ltd.	226,524	0.1
218		Mi Chang Oil Industrial Co. Ltd.	14,716	0.0
41,094		Nexen Tire Corp.	294,623	0.2
6,109		Poongsan Corp./New	130,098	0.1
843		POSCO Coated & Color Steel Co. Ltd.	13,997	0.0
887		S&T Holdings Co. Ltd.	9,710	0.0
843		Sam Jung Pulp Co. Ltd.	25,855	0.0
8,006		Sam Young Electronics Co. Ltd.	78,959	0.1
10,631		Samsung Securities Co. Ltd.	251,161	0.2
6,070		Samwonsteel Co. Ltd.	13,878	0.0
10,039		Seoul Semiconductor Co. Ltd.	180,867	0.1
7,601		SFA Engineering Corp.	260,326	0.2
7,045		SKC Co., Ltd.	206,027	0.1
11,199		SL Corp.	142,180	0.1
3,170		Soulbrain Co. Ltd.	146,481	0.1
126		Taekwang Industrial Co. Ltd.	163,201	0.1
9,861		TES Co. Ltd./Korea	130,793	0.1
4,014		UIL Co. Ltd	15,432	0.0
3,272		Uju Electronics Co. Ltd.	23,190	0.0
4,884		Visang Education, Inc.	30,634	0.0
1,233		Yesco Holdings Co. Ltd	44,146	0.0
4,602		Yoosung Enterprise Co. Ltd.	11,341	0.0
			4,905,775	2.8

		Spain: 1.2%
1,393		Almirall SA	25,238	0.0
22,500		Bankinter S.A.	184,342	0.1
4,340		Cia de Distribucion Integral Logista Holdings SA	104,782	0.1
5,748		Enagas	152,399	0.1
101,419	(1)	Faes Farma SA	426,472	0.2
725		Iberpapel Gestion SA	24,686	0.0
11,095	(1)	Lar Espana Real Estate Socimi SA	109,958	0.0
994	(1)	Masmovil Ibercom SA	128,816	0.1
64,825		Melia Hotels International SA	666,153	0.4
15,634		Merlin Properties Socimi SA	195,894	0.1
1,162		Prim SA	16,452	0.0
113,943	(1),(3)	Unicaja Banco SA	145,856	0.1
			2,181,048	1.2

		Sweden: 2.6%
31,576	(1),(3)	Ahlsell AB	159,821	0.1
2,249	(1)	Betsson AB	19,528	0.0
3,827		BioGaia AB	154,943	0.1
39,710	(1)	Biotage AB	520,369	0.3
352		Boule Diagnostics AB	2,769	0.0
99,784		Bredband2 i Skandinavien AB	13,081	0.0
11,078		Cellavision AB	309,455	0.2
26,493		Concentric AB	355,512	0.2
33,151	(3)	Dometic Group AB	231,523	0.2
28,212		Elekta AB	357,777	0.2
810	(1)	G5 Entertainment AB	23,185	0.0
31,363		Hexpol AB	290,235	0.2
74,549		KappAhl AB	213,639	0.1
9,388		KNOW IT AB	182,572	0.1
23,596		Peab AB	207,705	0.1
31,433	(3)	Resurs Holding AB	208,228	0.1
156,091		Rottneros AB	200,774	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: (continued)
1,195		Sectra AB	31,162	0.0
3,012		Semcon AB	17,444	0.0
80,844		SSAB AB Class B	262,181	0.2
7,505	(1)	Swedish Orphan Biovitrum AB	153,198	0.1
2,024		Tethys Oil AB	19,426	0.0
14,185		Vitrolife AB	210,111	0.1
33,255		Wihlborgs Fastigheter AB	375,187	0.2
			4,519,825	2.6

		Switzerland: 4.4%
307		Banque Cantonale de Geneve	59,287	0.0
2,006		Bobst Group AG	151,632	0.1
448		Calida Holding AG	13,964	0.0
21		Carlo Gavazzi Holding AG	5,707	0.0
14,721		Coca-Cola HBC AG	434,838	0.2
1,440		Coltene Holding AG	146,963	0.1
6,025	(2)	Dufry Group	678,896	0.4
1,059		EDAG Engineering Group AG	21,015	0.0
1,117	(2)	Feintool International Holding AG	104,696	0.1
524		Georg Fischer AG	487,501	0.3
281		Helvetia Holding AG	172,120	0.1
5,587		Julius Baer Group Ltd.	254,794	0.1
2,332		Kardex AG	303,137	0.2
15,954		Logitech International SA	590,686	0.3
9		Metall Zug AG	26,585	0.0
36,481		OC Oerlikon Corp. AG	434,167	0.2
6,269		Oriflame Holding AG	147,991	0.1
424		Siegfried Holding AG	170,074	0.1
418		Straumann Holding AG	285,329	0.2
1,552		Swiss Life Holding AG	585,437	0.3
3,025		Swissquote Group Holding SA	157,271	0.1
6,635		Tecan Group AG	1,496,775	0.9
282		Thurgauer Kantonalbank	28,980	0.0
1,310		Tornos Holding AG	10,677	0.0
1,359	(3)	VAT Group AG	136,365	0.1
84		Vetropack Holding AG	192,277	0.1
4,444		Vontobel Holding AG	275,729	0.2
8,942	(1),(3)	Wizz Air Holdings PLC	293,288	0.2
			7,666,181	4.4

		Taiwan: 0.8%
9,000		Advancetek Enterprise Co. Ltd.	4,385	0.0
963,000		AU Optronics Corp.	376,250	0.2
35,000		Cathay No 2 REIT	17,053	0.0
40,000		Chia Chang Co. Ltd.	35,286	0.0
38,000		Chroma ATE, Inc.	133,867	0.1
75,200		Coretronic Corp.	103,482	0.1
18,000		E-LIFE MALL Corp.	36,263	0.0
5,102	(1)	FIT Holding Co. Ltd.	2,985	0.0
82,000		Founding Construction & Development Co. Ltd.	42,424	0.0
46,000		Froch Enterprise Co. Ltd.	17,681	0.0
18,300		Hotung Investment Holdings Ltd.	23,120	0.0
22,800		Hsing TA Cement Co.	9,243	0.0
482,000		Innolux Corp.	146,357	0.1
13,000		Jarllytec Co. Ltd.	18,015	0.0
10,000		Lumax International Corp., Ltd.	20,131	0.0
13,589		Macroblock, Inc.	36,611	0.0
14,177		Raydium Semiconductor Corp.	25,972	0.0
14,000		Senao International Co. Ltd.	15,574	0.0
18,000		Sinher Technology, Inc.	26,813	0.0
154,526		Sunrex Technology Corp.	76,298	0.1
27,000		Sweeten Real Estate Development Co. Ltd.	17,233	0.0
34,000		Taiwan Fire & Marine Insurance Co. Ltd.	21,880	0.0
26,000		Taiwan Surface Mounting Technology Co. Ltd.	28,400	0.0
114,000		Tsann Kuen Enterprise Co., Ltd.	71,367	0.1
32,000		Unitech Computer Co. Ltd.	18,903	0.0
69,000		Wah Lee Industrial Corp.	108,227	0.1
49,000		Winstek Semiconductor Co. Ltd	35,782	0.0
			1,469,602	0.8

		Thailand: 1.0%
76,200		AAPICO Hitech PCL	57,185	0.0
159,700		Banpu PCL	84,097	0.0
222,200		Esso Thailand PCL	97,124	0.1
183,700		Lanna Resources PCL	79,423	0.0
203,900		Star Petroleum Refining PCL	86,729	0.1
10,900		Thai Rayon PCL	15,043	0.0
825,800		Thanachart Capital PCL	1,314,056	0.8
			1,733,657	1.0

		Turkey: 0.1%
423,599		Albaraka Turk Katilim Bankasi AS	100,182	0.1
13,542		Is Yatirim Menkul Degerler A.S.	4,922	0.0
			105,104	0.1

		United Kingdom: 13.9%
98		4imprint Group PLC	2,267	0.0
30,383		Abcam PLC	465,754	0.3
49,715		Ashmore Group PLC	223,432	0.1
4,488	(1)	ASOS PLC	312,659	0.2
41,951	(3)	Auto Trader Group PLC	219,209	0.1
6,089		AVEVA Group PLC	203,678	0.1
4,056		Awilco Drilling PLC	18,528	0.0
257,632		B&M European Value Retail SA	1,370,926	0.8
41,177		Beazley PLC	276,477	0.2
6,307		Bellway PLC	231,326	0.1
6,204	(1)	BTG PLC	43,703	0.0
83,556	(1)	Cairn Energy PLC	209,829	0.1
4,313		Caretech Holdings PLC	21,776	0.0
11,018		Cello Health PLC	15,914	0.0
2,399		Character Group PLC/The	15,332	0.0
94,217		Cineworld Group PLC	354,183	0.2
28,454		Clinigen Group Plc	328,747	0.2
6,227		CLS Holdings PLC	17,273	0.0
181,946		Coats Group PLC	186,736	0.1
3,576		Communisis PLC	3,245	0.0
29,883		Computacenter PLC	419,397	0.2
24,212		Consort Medical PLC	344,139	0.2
103,528	(3)	ConvaTec Group PLC	213,990	0.1
35,539		Costain Group PLC	170,574	0.1
74,699		Dart Group PLC	810,361	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
139,746		Drax Group PLC	715,809	0.4
29,615		DS Smith PLC	148,596	0.1
38,794		Electrocomponents PLC	307,150	0.2
123,748		Elementis PLC	323,321	0.2
61,092	(1)	EI Group PLC	129,782	0.1
33,205	(1)	Faroe Petroleum PLC	62,900	0.0
14,872		Finsbury Food Group PLC	21,386	0.0
4,270		Focusrite PLC	20,877	0.0
6,838		Games Workshop Group PLC	268,596	0.2
11,259	(1)	GCP Student Living PLC	21,618	0.0
23,972	(1)	Gem Diamonds Ltd.	32,020	0.0
17,741		Genus PLC	501,236	0.3
9,748		Go-Ahead Group PLC	191,647	0.1
32,767		Gocompare.Com Group PLC	34,805	0.0
52,729		Grainger PLC	182,169	0.1
75,882		Hansteen Holdings PLC	93,307	0.1
590		Hargreaves Services PLC	2,508	0.0
387,911		Hays PLC	812,338	0.5
2,445		Headlam Group PLC	14,079	0.0
47,395		Hikma Pharmaceuticals PLC	1,149,564	0.7
28,513		Hill & Smith Holdings PLC	360,513	0.2
70,762		Hunting PLC	607,166	0.3
25,678		IG Group Holdings PLC	198,407	0.1
2,106	(1)	IMImobile PLC	8,103	0.0
122,053	(1)	Indivior PLC	293,747	0.2
24,251		Intermediate Capital Group PLC	294,543	0.2
18,526		J D Wetherspoon PLC	292,447	0.2
7,150		James Fisher & Sons PLC	154,817	0.1
92,453		JD Sports Fashion PLC	481,845	0.3
10,345		Johnson Service Group PLC	17,146	0.0
644		Judges Scientific PLC	20,185	0.0
57,448		Just Group PLC	65,112	0.0
3,978		K3 Capital Group PLC	12,864	0.0
6,152		Kainos Group PLC	30,942	0.0
44,603		Keller Group PLC	369,435	0.2
4,255		Keystone Law Group PLC	19,471	0.0
29,106	(2)	Kier Group PLC	325,793	0.2
52,612		Lancashire Holdings Ltd.	396,633	0.2
104,110		LondonMetric Property PLC	239,744	0.1
8,035		LSL Property Services PLC	25,668	0.0
18,172		Luxfer Holdings PLC	419,410	0.2
2,335		Mattioli Woods PLC	20,370	0.0
12,901		Mcbride PLC	20,909	0.0
30,701		Meggitt PLC	207,711	0.1
34,431		Pagegroup PLC	220,702	0.1
10,083		Miton Group PLC	7,746	0.0
10,666		Moneysupermarket.com Group PLC	39,986	0.0
6,137	(1)	Morgan Sindall PLC	93,034	0.1
59,203		National Express Group PLC	302,508	0.2
11,260	(1)	Nomad Foods Ltd.	215,066	0.1
31,834		Northgate PLC	153,321	0.1
41,233		OneSavings Bank PLC	196,412	0.1
9,824	(1)	Oxford Biomedica PLC	86,656	0.1
206,565		Pendragon PLC	71,024	0.1
78,282		QinetiQ PLC	277,285	0.2
42,777		Redrow PLC	288,830	0.2
170,284		Rentokil Initial PLC	686,693	0.4
138,295		Restaurant Group PLC	424,770	0.2
16,817		RPC Group PLC	163,918	0.1
48,428		Safestore Holdings PLC	330,674	0.2
59,336		Sanne Group PLC	424,722	0.3
10,386		Savills PLC	96,124	0.1
6,197		SDL PLC	36,199	0.0
15,573		Severfield PLC	13,894	0.0
35,734		Softcat PLC	294,762	0.2
7,143		Spectris PLC	195,431	0.1
21,050		Speedy Hire PLC	15,067	0.0
20,407		Spirent Communications PLC	30,832	0.0
7,630		SSP Group Plc	65,052	0.0
52,016		Stock Spirits Group PLC	132,974	0.1
107,192		Synthomer PLC	608,029	0.3
42,975		Tate & Lyle PLC	369,503	0.2
864		Tribal Group PLC	943	0.0
9,186		Reach PLC	7,931	0.0
139,845	(1)	Tyman PLC	496,031	0.3
4,125		U & I Group PLC	12,074	0.0
26,812		Ultra Electronics Holdings PLC	492,818	0.3
27,306		Unite Group PLC	297,313	0.2
36,615		Vertu Motors PLC	17,129	0.0
59,280		Vesuvius PLC	411,290	0.2
168		Vitec Group PLC	2,641	0.0
150,657		Volution Group PLC	333,146	0.2
20,089		XLMedia PLC	22,340	0.0
3,585		YouGov PLC	18,215	0.0
			24,349,229	13.9

		United States: 0.8%
2,261	(1)	Allot Communications Ltd.	14,538	0.0
3,860	(1)	Globant SA	198,713	0.1
2,770	(1)	Nova Measuring Instruments Ltd.	62,491	0.0
27,811		Orion Engineered Carbons SA	717,802	0.4
72,373	(1)	Pieris Pharmaceuticals, Inc.	298,177	0.2
25,788	(1)	Viemed Healthcare, Inc.	143,979	0.1
			1,435,700	0.8

	Total Common Stock (Cost $168,869,465)		169,677,514	97.1

EXCHANGE-TRADED FUNDS: 0.4%
19,621		Vanguard FTSE Developed Markets ETF	776,011	0.4

	Total Exchange-Traded Funds (Cost $813,466)		776,011	0.4

PREFERRED STOCK: 0.5%
		Brazil: 0.0%
2,158		Cia de Gas de Sao Paulo	31,191	0.0

		Germany: 0.5%
11,528	(2)	Draegerwerk AG & Co. KGaA	618,840	0.4
517		Einhell Germany AG	39,667	0.0
50		KSB SE & Co. KGaA	16,746	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: (continued)
225	STO AG	23,242	0.0
6,622	Villeroy & Boch AG	107,855	0.1
		806,350	0.5

	South Africa: 0.0%
776	Absa Bank Ltd.	36,926	0.0

	United Kingdom: 0.0%
361,228	(1) Mcbride PLC - B Shares	462	0.0

	Total Preferred Stock (Cost $858,644)	874,929	0.5

	Total Long-Term Investments (Cost $170,541,575)	171,328,454	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
	Securities Lending Collateral(5): 1.9%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $1,000,060, collateralized by various U.S. Government Securities, 0.000%-3.750%, Market Value plus accrued interest $1,020,062, due 01/03/19-09/09/49)	1,000,000	0.6
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,000,061, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 11/25/18-09/20/68)	1,000,000	0.6
271,053	Daiwa Capital Markets, Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $271,069, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $276,474, due 11/08/18-09/09/49)	271,053	0.1
1,000,000	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/18, 2.40%, due 11/01/18 (Repurchase Amount $1,000,066, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $1,020,000, due 02/29/20-09/09/49)	1,000,000	0.6
		3,271,053	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.5%
2,635,578	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%
	(Cost $2,635,578)	2,635,578	1.5

	Total Short-Term Investments (Cost $5,906,631)	5,906,631	3.4

	Total Investments in Securities (Cost $176,448,206)	$177,235,085	101.4
	Liabilities in Excess of Other Assets	(2,489,191)	(1.4)
	Net Assets	$174,745,894	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 0.6%
971		BHP Billiton Ltd.	22,405	0.6

		France: 6.1%
863		AXA S.A.	21,598	0.5
548		Cie de Saint-Gobain	20,644	0.5
1,649		Engie SA	21,910	0.6
100		L'Oreal S.A.	22,531	0.6
67		LVMH Moet Hennessy Louis Vuitton SE	20,328	0.5
1,487		Orange SA	23,210	0.6
271		Sanofi	24,217	0.6
294		Schneider Electric SE	21,259	0.5
536		Societe Generale	19,648	0.5
369		Total SA	21,651	0.6
908		Vivendi SA	21,899	0.6
			238,895	6.1

		Germany: 5.5%
104		Allianz SE	21,665	0.6
260		BASF SE	19,952	0.5
268		Bayer AG	20,543	0.5
373		Daimler AG	22,095	0.6
1,997		Deutsche Bank AG	19,518	0.5
1,464		Deutsche Telekom AG	24,012	0.6
2,282		E.ON AG	22,067	0.6
107		Muenchener Rueckversicherungs-Gesellschaft AG	22,982	0.6
947		RWE AG	18,423	0.5
183		Siemens AG	21,035	0.5
			212,292	5.5

		Japan: 5.2%
600		Bridgestone Corp.	23,136	0.6
800		Canon, Inc.	22,787	0.6
800		Honda Motor Co., Ltd.	22,836	0.6
3,800		Mitsubishi UFJ Financial Group, Inc.	22,999	0.6
2,600		Nissan Motor Co., Ltd.	23,654	0.6
2,000		Panasonic Corp.	21,463	0.5
500		Seven & I Holdings Co., Ltd.	21,650	0.6
400		Sony Corp.	21,647	0.5
400		Toyota Motor Corp.	23,432	0.6
			203,604	5.2

		Netherlands: 2.2%
1,769		ING Groep NV	20,929	0.5
515		Koninklijke Philips NV	19,207	0.5
692		Royal Dutch Shell PLC - Class A	22,046	0.6
429		Unilever NV	23,052	0.6
			85,234	2.2

		South Korea: 0.5%
572		Samsung Electronics Co., Ltd.	21,413	0.5

		Spain: 2.3%
3,668		Banco Bilbao Vizcaya Argentaria SA	20,244	0.5
4,561		Banco Santander SA	21,701	0.6
1,193		Repsol SA	21,317	0.6
2,970		Telefonica S.A.	24,363	0.6
			87,625	2.3

		Switzerland: 4.0%
1,006		ABB Ltd.	20,242	0.5
1,529		Credit Suisse Group AG	19,990	0.5
288		Nestle SA	24,314	0.6
278		Novartis AG	24,345	0.7
98		Roche Holding AG	23,849	0.6
256		Swiss Re Ltd.	23,100	0.6
1,460		UBS Group AG	20,407	0.5
			156,247	4.0

		United Kingdom: 8.1%
1,057		Anglo American PLC	22,560	0.6
312		AstraZeneca PLC	23,865	0.6
3,684		Aviva PLC	20,133	0.5
10,381		Barclays PLC	22,873	0.6
3,111		BP PLC	22,473	0.6
676		Diageo PLC	23,370	0.6
1,185		GlaxoSmithKline PLC	22,951	0.6
2,676		HSBC Holdings PLC	22,022	0.6
152	(1)	Linde PLC	25,013	0.7
2,384		National Grid PLC	25,185	0.6
1,010		Prudential PLC	20,224	0.5
469		Rio Tinto PLC	22,770	0.6
2,864		Standard Chartered PLC	20,073	0.5
10,920		Vodafone Group PLC	20,535	0.5
			314,047	8.1

		United States: 63.6%
317		3M Co.	60,312	1.6
57	(1)	Alphabet, Inc. - Class C	61,376	1.6
34	(1)	Amazon.com, Inc.	54,332	1.4
464		American Tower Corp.	72,296	1.9
432		Aon PLC	67,470	1.7
303		Apple, Inc.	66,315	1.7
1,085		Bristol-Myers Squibb Co.	54,836	1.4
436		Caterpillar, Inc.	52,896	1.4
548		Chevron Corp.	61,184	1.6
923		Citigroup, Inc.	60,420	1.6
1,458		Coca-Cola Co.	69,809	1.8
996		Colgate-Palmolive Co.	59,312	1.5
1,000		DowDuPont, Inc.	53,920	1.4
872		Emerson Electric Co.	59,191	1.5
779		Exxon Mobil Corp.	62,071	1.6
7,212		Ford Motor Co.	68,875	1.8
5,870		General Electric Co.	59,287	1.5
292		Goldman Sachs Group, Inc.	65,808	1.7
2,574		HP, Inc.	62,136	1.6
1,463		Intel Corp.	68,585	1.8

See Accompanying Notes to Financial Statements

Voya Global Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
441	International Business Machines Corp.	50,905	1.3
484	Johnson & Johnson	67,755	1.8
1,874	Johnson Controls International plc	59,912	1.5
581	JPMorgan Chase & Co.	63,341	1.6
591	Kimberly-Clark Corp.	61,641	1.6
799	Marsh & McLennan Cos., Inc.	67,715	1.7
403	McDonald's Corp.	71,291	1.8
951	Merck & Co., Inc.	70,003	1.8
587	Microsoft Corp.	62,697	1.6
1,402	Morgan Stanley	64,015	1.7
799	Nike, Inc.	59,957	1.5
600	PepsiCo, Inc.	67,428	1.7
1,531	Pfizer, Inc.	65,925	1.7
831	Philip Morris International, Inc.	73,186	1.9
803	Procter & Gamble Co.	71,210	1.8
629	Texas Instruments, Inc.	58,390	1.5
1,464	Twenty-First Century Fox, Inc. - Class A	66,641	1.7
479	United Technologies Corp.	59,497	1.5
707	Walmart, Inc.	70,898	1.8
		2,472,838	63.6

	Total Common Stock (Cost $3,514,396)	3,814,600	98.1

EXCHANGE-TRADED FUNDS: 1.7%
1,433	iShares Global 100 ETF	65,875	1.7

	Total Exchange-Traded Funds (Cost $69,182)	65,875	1.7

	Total Long-Term Investments (Cost $3,583,578)	3,880,475	99.8

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
7,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%
	(Cost $7,000)	7,000	0.2

	Total Short-Term Investments (Cost $7,000)	7,000	0.2

	Total Investments in Securities (Cost $3,590,578)	$3,887,475	100.0
	Assets in Excess of Other Liabilities	198	0.0
	Net Assets	$3,887,673	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.2%
		Canada: 2.0%
6,159		Canadian Imperial Bank of Commerce - XTSE	531,851	0.8
42,632		Shaw Communications, Inc. - Class B	793,733	1.2
			1,325,584	2.0

		France: 11.1%
17,541		BNP Paribas	914,127	1.4
35,370		Cie de Saint-Gobain	1,332,431	2.0
11,500		Danone	814,350	1.2
75,234		Engie SA	999,643	1.5
36,700		Orange SA	572,823	0.9
9,566		Sanofi	854,819	1.3
17,500		Total SA	1,026,815	1.6
8,823		Vinci SA	785,237	1.2
			7,300,245	11.1

		Germany: 0.7%
2,700		Continental AG	444,920	0.7

		Ireland: 1.3%
9,200		Medtronic PLC	826,344	1.3

		Italy: 1.5%
31,286		ENI S.p.A.	555,629	0.8
35,092		UniCredit SpA	448,654	0.7
			1,004,283	1.5

		Japan: 6.3%
14,700		Japan Airlines Co. Ltd.	521,720	0.8
192,500		Mitsubishi UFJ Financial Group, Inc.	1,165,105	1.8
3,200		Murata Manufacturing Co., Ltd.	498,033	0.7
92,300		Nissan Motor Co., Ltd.	839,724	1.3
28,300		Sumitomo Mitsui Financial Group, Inc.	1,101,863	1.7
			4,126,445	6.3

		Netherlands: 3.6%
18,200		ArcelorMittal	454,142	0.7
34,641		Royal Dutch Shell PLC - Class A	1,100,242	1.7
15,400		Unilever NV	827,514	1.2
			2,381,898	3.6

		Singapore: 1.2%
230,500		Singapore Telecommunications Ltd.	526,508	0.8
13,900		United Overseas Bank Ltd.	245,759	0.4
			772,267	1.2

		Spain: 2.1%
15,000		ACS Actividades de Construccion y Servicios SA	561,619	0.9
99,637		Telefonica S.A.	817,324	1.2
			1,378,943	2.1

		Sweden: 1.2%
92,500		Telefonaktiebolaget LM Ericsson	805,375	1.2

		Switzerland: 5.8%
198,000		Glencore PLC	805,793	1.3
10,300		Nestle SA	869,558	1.3
4,877		Roche Holding AG	1,186,878	1.8
65,900		UBS Group AG	921,093	1.4
			3,783,322	5.8

		United Kingdom: 7.3%
231,305		Barclays PLC	509,636	0.8
219,800		Kingfisher PLC	713,727	1.1
46,500		Prudential PLC	931,099	1.4
31,600		SSE PLC	460,583	0.7
140,300		Standard Chartered PLC	983,322	1.5
619,167		Vodafone Group PLC	1,164,367	1.8
			4,762,734	7.3

		United States: 50.1%
4,500		Allergan PLC	711,045	1.1
8,600		American Electric Power Co., Inc.	630,896	1.0
4,529		Amgen, Inc.	873,146	1.3
9,928		Apple, Inc.	2,172,842	3.3
18,765		Bristol-Myers Squibb Co.	948,383	1.4
9,200		Bunge Ltd.	568,560	0.9
14,200		Carnival Corp.	795,768	1.2
34,769		Cisco Systems, Inc.	1,590,682	2.4
20,025		Citigroup, Inc.	1,310,836	2.0
15,000		ConocoPhillips	1,048,500	1.6
4,939		Eli Lilly & Co.	535,585	0.8
9,837		Eversource Energy	622,289	0.9
10,642		Exxon Mobil Corp.	847,955	1.3
18,900		Gap, Inc.	515,970	0.8
112,930		General Electric Co.	1,140,593	1.7
11,500		Gilead Sciences, Inc.	784,070	1.2
12,092		Intel Corp.	566,873	0.9
7,400		International Business Machines Corp.	854,182	1.3
11,800		Las Vegas Sands Corp.	602,154	0.9
33,800	(1),(2)	Mattel, Inc.	459,004	0.7
6,558		McDonald's Corp.	1,160,110	1.8
16,900		Merck & Co., Inc.	1,244,009	1.9
23,328		Metlife, Inc.	960,880	1.5
17,243		Microsoft Corp.	1,841,725	2.8
35,400		Mosaic Co.	1,095,276	1.7
23,000		Oracle Corp.	1,123,320	1.7
27,256		Pfizer, Inc.	1,173,643	1.8
12,700		Philip Morris International, Inc.	1,118,489	1.7
5,832		PNC Financial Services Group, Inc.	749,354	1.1
10,054		Procter & Gamble Co.	891,589	1.4
15,200		Qualcomm, Inc.	955,928	1.5
18,265		Schlumberger Ltd.	937,177	1.4
10,163		Verizon Communications, Inc.	580,206	0.9
14,100		Walmart, Inc.	1,413,948	2.2
			32,824,987	50.1

	Total Common Stock (Cost $61,571,814)		61,737,347	94.2

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(3): 0.7%
483,659	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.19%, due 11/01/18 (Repurchase Amount $483,688, collateralized by various U.S. Government Securities, 0.000%-3.625%, Market Value plus accrued interest $493,332, due 11/01/18-09/09/49)
	(Cost $483,659)	483,659	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.0%
3,930,624	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%
	(Cost $3,930,624)	3,930,624	6.0

	Total Short-Term Investments (Cost $4,414,283)	4,414,283	6.7

	Total Investments in Securities
	(Cost $65,986,097)	$66,151,630	100.9
	Liabilities in Excess of Other Assets	(611,342)	(0.9)
	Net Assets	$65,540,288	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 6.0%
3,141	AGL Energy Ltd.	40,112	0.4
26,053	Alumina Ltd.	47,282	0.5
1,679	Amcor Ltd.	15,843	0.2
12,352	Aurizon Holdings Ltd.	36,801	0.4
4,610	Coca-Cola Amatil Ltd.	32,444	0.4
737	Commonwealth Bank of Australia	36,239	0.4
3,552	Crown Resorts Ltd.	31,605	0.4
11,344	Harvey Norman Holdings Ltd.	25,679	0.3
785	Macquarie Group Ltd.	65,463	0.7
4,517	Medibank Pvt Ltd.	8,956	0.1
4,355	National Australia Bank Ltd.	77,996	0.9
1,873	Sonic Healthcare Ltd.	29,977	0.3
7,955	Stockland	20,350	0.2
18,934	Vicinity Centres	35,518	0.4
1,035	Wesfarmers Ltd.	34,277	0.4
		538,542	6.0

	Belgium: 1.3%
1,529	Proximus SADP	38,956	0.4
586	Colruyt S.A.	34,072	0.4
477	Groupe Bruxelles Lambert S.A.	44,362	0.5
		117,390	1.3

	China: 0.6%
13,500	BOC Hong Kong Holdings Ltd.	50,540	0.6

	Denmark: 2.1%
222	Coloplast A/S	20,716	0.2
2,312	Novo Nordisk A/S	99,847	1.1
601	Pandora A/S	37,601	0.4
1,255	Tryg A/S	30,253	0.4
		188,417	2.1

	Finland: 2.5%
1,170	Kone OYJ	56,949	0.6
1,203	Nokian Renkaat OYJ	38,265	0.4
1,485	Sampo OYJ	68,290	0.8
1,909	UPM-Kymmene OYJ	61,372	0.7
		224,876	2.5

	France: 7.9%
202	Arkema SA	21,192	0.2
424	Atos SE	36,263	0.4
1,769	AXA S.A.	44,272	0.5
1,386	Bouygues SA	50,493	0.6
1,952	Credit Agricole SA	25,000	0.3
277	Covivio	27,794	0.3
1,486	Klepierre SA	50,357	0.6
906	Publicis Groupe	52,445	0.6
1,307	Sanofi	116,794	1.3
230	Societe BIC S.A.	22,019	0.2
1,718	Societe Generale	62,978	0.7
330	Sodexo SA	33,685	0.4
1,174	SUEZ	16,934	0.2
2,492	Total SA	146,218	1.6
		706,444	7.9

	Germany: 6.4%
280	Axel Springer AG	18,594	0.2
1,049	BASF SE	80,498	0.9
496	Deutsche Boerse AG	62,680	0.7
2,203	Deutsche Post AG	69,560	0.8
1,665	Evonik Industries AG	51,508	0.6
418	Hannover Rueck SE	56,213	0.6
706	Hugo Boss AG	50,453	0.6
188	MAN SE	19,584	0.2
2,329	ProSiebenSat.1 Media SE	53,780	0.6
690	Symrise AG	57,799	0.6
6,502	Telefonica Deutschland Holding AG	25,276	0.3
1,498	TUI AG	24,854	0.3
		570,799	6.4

	Hong Kong: 4.5%
3,800	Bank of East Asia Ltd.	12,321	0.1
5,000	CK Infrastructure Holdings Ltd.	36,593	0.4
5,500	CLP Holdings Ltd.	61,630	0.7
1,200	Dairy Farm International Holdings Ltd.	10,836	0.1
12,000	Hang Lung Properties Ltd.	21,752	0.2
2,800	Hang Seng Bank Ltd.	65,653	0.7
10,500	HK Electric Investments & HK Electric Investments Ltd.	9,989	0.1
18,000	HKT Trust / HKT Ltd.	24,825	0.3
600	Jardine Matheson Holdings Ltd.	34,646	0.4
4,500	Link REIT	39,992	0.5
10,500	MTR Corp.	50,949	0.6
20,000	PCCW Ltd.	10,981	0.1
9,000	Wharf Holdings Ltd.	22,498	0.3
		402,665	4.5

	Ireland: 0.6%
6,857	AIB Group PLC	33,060	0.4
265	Paddy Power Betfair PLC	22,871	0.2
		55,931	0.6

	Israel: 0.1%
1,678	Israel Chemicals Ltd.	9,665	0.1

	Italy: 2.3%
2,814	Atlantia S.p.A	56,544	0.6
1,917	ENI S.p.A.	34,045	0.4
30,772	Intesa Sanpaolo SpA	68,162	0.8
5,611	Mediobanca Banca di Credito Finanziario SpA	49,140	0.5
		207,891	2.3

	Japan: 23.6%
500	ABC-Mart, Inc.	29,232	0.3
1,600	ANA Holdings, Inc.	53,801	0.6
4,800	Astellas Pharma, Inc.	74,161	0.8
2,300	Canon, Inc.	65,512	0.7
9,600	Daiwa Securities Group, Inc.	55,053	0.6
1,400	Fuji Film Holdings Corp.	60,550	0.7

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
1,000		Hamamatsu Photonics KK	33,430	0.4
200		Hirose Electric Co., Ltd.	19,062	0.2
1,500		Japan Airlines Co. Ltd.	53,237	0.6
4,700		Japan Post Bank Co. Ltd.	54,796	0.6
5		Japan Prime Realty Investment Corp.	17,841	0.2
13		Japan Retail Fund Investment Corp.	24,011	0.3
2,700		Japan Tobacco, Inc.	69,377	0.8
900		Kintetsu Group Holdings Co., Ltd.	34,573	0.4
1,300		Kyushu Railway Co.	39,923	0.5
900		Lawson, Inc.	57,130	0.6
400		Maruichi Steel Tube Ltd.	11,526	0.1
600		McDonald's Holdings Co. Japan Ltd.	26,407	0.3
1,600		Medipal Holdings Corp.	34,250	0.4
3,200		Mitsubishi Tanabe Pharma Corp.	47,267	0.5
45,600		Mizuho Financial Group, Inc.	78,312	0.9
1,200		Nagoya Railroad Co., Ltd.	28,982	0.3
1,800		NEC Corp.	51,669	0.6
14		Nippon Prologis REIT, Inc.	28,181	0.3
1,000		Nippon Telegraph & Telephone Corp.	41,239	0.5
400		Nissin Food Products Co., Ltd.	25,792	0.3
17		Nomura Real Estate Master Fund, Inc.	22,020	0.3
3,200		NTT DoCoMo, Inc.	79,356	0.9
500		Obic Co., Ltd.	45,520	0.5
400		Oracle Corp. Japan	27,076	0.3
1,500		Park24 Co., Ltd.	39,462	0.4
800		Sankyo Co., Ltd.	30,545	0.3
3,800		Sekisui House Ltd.	55,773	0.6
1,900		Seven & I Holdings Co., Ltd.	82,270	0.9
500		Shimamura Co., Ltd.	42,057	0.5
2,400		Subaru Corp.	64,739	0.7
3,800		Sumitomo Corp.	57,633	0.7
1,400		Sumitomo Mitsui Financial Group, Inc.	54,509	0.6
600		Suzuken Co., Ltd.	30,369	0.3
600		Taisei Corp.	25,661	0.3
300		Taisho Pharmaceutical Holdings Co. Ltd.	31,988	0.4
2,000		Takashimaya Co., Ltd.	31,475	0.4
2,800		Teijin Ltd.	48,543	0.6
200		Tokyo Electron Ltd.	26,990	0.3
1,000		Toyo Suisan Kaisha Ltd.	34,374	0.4
14		United Urban Investment Corp.	21,284	0.2
1,200		USS Co., Ltd.	21,638	0.2
800		West Japan Railway Co.	53,806	0.6
9,200		Yamada Denki Co., Ltd.	43,381	0.5
2,000		Yamaguchi Financial Group, Inc.	21,058	0.2
			2,106,841	23.6

		Luxembourg: 0.2%
257		RTL Group SA	16,495	0.2

		Mexico: 0.1%
896		Fresnillo PLC	9,716	0.1

		Netherlands: 7.7%
2,129	(1)	ABN AMRO Group NV	52,219	0.6
3,888		ING Groep NV	45,999	0.5
3,532		Koninklijke Ahold Delhaize NV	80,849	0.9
1,328		NN Group NV	57,022	0.6
7,244		Royal Dutch Shell PLC - Class A	230,780	2.6
2,810		Unilever NV	150,994	1.7
1,212		Wolters Kluwer NV	68,762	0.8
			686,625	7.7

		New Zealand: 0.3%
8,853		Spark New Zealand Ltd.	22,864	0.3

		Norway: 1.0%
2,456		Marine Harvest	59,460	0.7
3,628		Orkla ASA	31,307	0.3
			90,767	1.0

		Portugal: 0.3%
1,865		Jeronimo Martins SGPS SA	22,891	0.3

		Singapore: 2.5%
20,500		CapitaLand Commercial Trust	25,616	0.3
23,200		CapitaLand Mall Trust	35,336	0.4
15,700		ComfortDelgro Corp., Ltd.	25,564	0.3
3,700		Singapore Airlines Ltd.	25,364	0.3
4,900		Singapore Exchange Ltd.	24,239	0.3
28,100		Singapore Telecommunications Ltd.	64,186	0.7
8,800		Singapore Technologies Engineering Ltd.	22,582	0.2
			222,887	2.5

		Spain: 2.5%
303	(1)	Aena SME SA	48,414	0.6
808		Amadeus IT Group SA	65,063	0.7
2,135		Enagas	56,606	0.6
2,673		Endesa S.A.	55,890	0.6
			225,973	2.5

		Sweden: 0.6%
5,095		Svenska Handelsbanken AB	55,382	0.6

		Switzerland: 9.9%
319		Adecco Group AG	15,621	0.2
52		EMS-Chemie Holding AG	28,650	0.3
31		Givaudan	75,141	0.9
1,375		LafargeHolcim Ltd.-CHF	63,677	0.7
392		Kuehne & Nagel International AG	54,482	0.6
2,354		Nestle SA	198,732	2.2
1,603		Novartis AG	140,379	1.6
23		Partners Group	16,375	0.2
709		Roche Holding AG	172,544	1.9
13		SGS SA	30,876	0.4

See Accompanying Notes to Financial Statements

Voya International High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: (continued)
267	Zurich Insurance Group AG	82,899	0.9
		879,376	9.9

	United Kingdom: 14.2%
2,056	Admiral Group PLC	52,851	0.6
10,060	Aviva PLC	54,977	0.6
7,753	Barratt Developments PLC	50,852	0.6
17,089	BT Group PLC	52,327	0.6
34,319	Centrica PLC	64,461	0.7
1,433	Coca-Cola European Partners PLC - USD	65,187	0.7
339	Diageo PLC	11,720	0.1
12,699	Direct Line Insurance Group PLC	53,365	0.6
6,284	GlaxoSmithKline PLC	121,707	1.4
2,068	Imperial Brands PLC	70,048	0.8
14,220	J Sainsbury PLC	56,497	0.6
18,740	Legal & General Group PLC	60,134	0.7
13,962	Lloyds Banking Group Plc	10,189	0.1
17,542	Marks & Spencer Group PLC	66,347	0.7
2,457	National Grid PLC	25,956	0.3
995	Next PLC	66,101	0.7
2,222	Persimmon PLC	65,031	0.7
3,062	(2) Relx PLC (EUR Exchange)	60,589	0.7
10,657	Royal Mail PLC	48,925	0.6
4,812	SSE PLC	70,137	0.8
29,923	Taylor Wimpey PLC	61,612	0.7
41,815	Vodafone Group PLC	78,635	0.9
		1,267,648	14.2

	United States: 0.2%
114	(2) International Flavors & Fragrances, Inc.	16,502	0.2

	Total Common Stock
	(Cost $9,333,280)	8,697,127	97.4

EXCHANGE-TRADED FUNDS: 2.2%
3,150	iShares MSCI EAFE ETF	196,749	2.2

	Total Exchange-Traded Funds
	(Cost $207,952)	196,749	2.2

PREFERRED STOCK: 0.2%
	Germany: 0.2%
384	Fuchs Petrolub AG	17,775	0.2

	Total Preferred Stock (Cost $20,365)	17,775	0.2

	Total Long-Term Investments (Cost $9,561,597)	8,911,651	99.8

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
28,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%
	(Cost $28,000)	28,000	0.3

	Total Short-Term Investments (Cost $28,000)	28,000	0.3

	Total Investments in Securities
	(Cost $9,589,597)	$8,939,651	100.1
	Liabilities in Excess of Other Assets	(6,526)	(0.1)
	Net Assets	$8,933,125	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.7%
		Argentina: 0.6%
81,800	(1)	Arcos Dorados Holdings, Inc.	589,778	0.2
33,054		Cresud SACIF y A ADR	392,682	0.1
85,260		Grupo Supervielle SA ADR	711,068	0.2
37,800	(1)	IRSA Inversiones y Representaciones SA ADR	505,386	0.1
			2,198,914	0.6

		Brazil: 8.1%
103,400		Atacadao Distribuicao Comercio e Industria Ltd.	421,491	0.1
280,470	(2)	B2W Cia Digital	2,598,577	0.7
95,677		B3 SA - Brasil Bolsa Balcao	686,180	0.2
72,818		Banco Bradesco SA ADR	667,741	0.2
123,229		Banco do Brasil S.A.	1,412,258	0.4
69,000	(1)	Banco Santander Brasil S.A. ADR	781,770	0.2
101,391		Banco Santander Brasil SA	1,150,542	0.3
232,269	(2)	Biotoscana Investments SA	604,779	0.2
13,400		Braskem SA-SPON ADR	373,324	0.1
144,600	(1),(2)	BRF SA ADR	856,032	0.2
47,900	(2)	Centrais Eletricas Brasileiras SA	300,541	0.1
26,900		Cia Brasileira de Distribuicao ADR	562,479	0.2
128,766		Estacio Participacoes SA	801,003	0.2
386,000		Fleury SA	2,166,745	0.6
49,900	(1),(2)	Gol Linhas Aereas Inteligentes SA ADR	494,509	0.1
34,400		Hypermarcas SA	273,333	0.1
574,700		International Meal Co. Alimentacao SA	1,039,294	0.3
31,545		IRB Brasil Resseguros S/A	607,759	0.2
256,338		Itau Unibanco Holding SA ADR	3,375,971	0.9
191,189		Kroton Educacional SA	585,666	0.2
962,000		Movida Participacoes SA	2,049,888	0.6
158,104		MRV Engenharia e Participacoes SA	537,847	0.1
106,000		Petroleo Brasileiro SA ADR	1,722,500	0.5
9,400	(2)	Rumo SA	41,929	0.0
63,400		Smiles Fidelidade SA	638,515	0.2
49,400		Telefonica Brasil SA ADR	573,040	0.2
331,336		Tim Participacoes SA	1,026,550	0.3
166,542		Vale SA ADR	2,514,784	0.7
			28,865,047	8.1

		Chile: 0.3%
12,700		Cia Cervecerias Unidas SA ADR	318,389	0.1
17,600	(1)	Sociedad Quimica y Minera de Chile SA ADR	771,056	0.2
			1,089,445	0.3

		China: 30.5%
115,822	(2)	Alibaba Group Holding Ltd. ADR	16,479,154	4.6
1,520,500	(2),(3)	A-Living Services Co. Ltd.	1,851,984	0.5
382,000		Angang Steel Co., Ltd. - H Shares	326,670	0.1
187,000		Anhui Conch Cement Co., Ltd. - H Shares	969,247	0.3
207,000		Anta Sports Products Ltd.	854,608	0.2
25,093	(2)	Baidu, Inc. ADR	4,769,175	1.3
59,800	(2)	Baozun, Inc. ADR	2,380,638	0.7
3,187	(2)	BeiGene Ltd. ADR	401,371	0.1
491,150		Beijing Capital International Airport Co., Ltd. - H Shares	533,216	0.1
4,375,900		Beijing Enterprises Water Group Ltd.	2,234,594	0.6
11,300	(1),(2)	Bitauto Holdings Ltd. ADR	215,830	0.1
155,000		China Conch Venture Holdings Ltd.	436,105	0.1
4,724,000		China Construction Bank - H Shares	3,748,717	1.1
4,030,000	(1)	China Maple Leaf Educational Systems Ltd.	1,749,039	0.5
441,300		China Medical System Holdings Ltd.	527,108	0.1
202,000		China Mengniu Dairy Co., Ltd.	597,694	0.2
363,000		China Merchants Bank Co., Ltd. - H Shares	1,401,678	0.4
418,000		China Mobile Ltd.	3,915,773	1.1
481,650		China Petroleum & Chemical Corp. - H Shares	392,341	0.1
502,500		China Railway Construction Corp. Ltd. - H Shares	638,179	0.2
575,000		China Railway Group Ltd. - H Shares	513,884	0.1
620,000		China Resources Cement Holdings Ltd. - H Shares	550,361	0.1
235,000		China Shenhua Energy Co., Ltd. - H Shares	531,676	0.1
333,700		China Vanke Co. Ltd. - H Shares	1,030,431	0.3
2,315,000		China ZhengTong Auto Services Holdings Ltd.	1,110,977	0.3
4,700		CNOOC Ltd. ADR	795,475	0.2
591,000		Country Garden Holdings Co. Ltd.	636,010	0.2
17,800	(2)	Ctrip.com International Ltd. ADR	592,384	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
2,026,882		Focus Media Information Technology Co. Ltd. - A Shares	1,754,117	0.5
2,587,000		Fu Shou Yuan International Group Ltd.	1,988,139	0.6
212,000		Geely Automobile Holdings Ltd.	408,525	0.1
218,000	(2)	Genscript Biotech Corp. - H Shares	337,012	0.1
71,660		Huazhu Group Ltd. ADR	1,874,626	0.5
5,991,000		Industrial & Commercial Bank of China - H Shares	4,064,732	1.1
58,200	(2)	JD.com, Inc. ADR	1,368,864	0.4
3,994		Kweichow Moutai Co. Ltd. - A Shares	316,369	0.1
24,521		Kweichow Moutai Co. Ltd. - A Shares	1,942,335	0.5
151,000		Nexteer Automotive Group Ltd.	212,922	0.1
7,200		PetroChina Co., Ltd. ADR	523,008	0.1
1,658,000		PetroChina Co., Ltd. - H Shares	1,192,141	0.3
1,160,500		Ping An Insurance Group Co. of China Ltd. - H Shares	10,971,404	3.1
935,000	(3)	Postal Savings Bank of China Co. Ltd. - H Shares	559,419	0.2
332,000		Shenzhen Expressway Co. Ltd. - H Shares	305,992	0.1
91,000		Shenzhou International Group Holdings Ltd.	1,008,881	0.3
25,000		Silergy Corp.	318,511	0.1
41,600	(2)	Sina Corp.	2,633,696	0.7
580,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	254,878	0.1
134,500		Sinotruk Hong Kong Ltd.	194,483	0.0
49,000	(1),(2)	Sohu.com Ltd. ADR	885,430	0.3
111,900		Sunny Optical Technology Group Co. Ltd.	976,986	0.3
485,700		Tencent Holdings Ltd.	16,639,724	4.7
792,000		Tingyi Cayman Islands Holding Corp.	1,173,466	0.3
234,000		Tsingtao Brewery Co., Ltd. - H Shares	925,351	0.3
1,459,600		Uni-President China Holdings Ltd.	1,419,955	0.4
699,000		Want Want China Holdings Ltd.	500,079	0.1
9,570	(2)	Weibo Corp. ADR	564,726	0.2
362,000		Weichai Power Co. Ltd. - H Shares	357,874	0.1
342,000		Yanzhou Coal Mining Co., Ltd. - H Shares	325,270	0.1
58,400	(3)	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. - H Shares	200,158	0.1
581,000		Yihai International Holding Ltd.	1,276,716	0.4
2,900	(2)	YY, Inc. ADR	185,310	0.1
114,500		Zhongsheng Group Holdings Ltd.	209,319	0.1
914,000		Zijin Mining Group Co., Ltd. - H Shares	341,894	0.1
			108,396,631	30.5

		Egypt: 0.7%
322,090		Commercial International Bank Egypt SAE	1,443,114	0.4
1,000,345		Juhayna Food Industries	535,921	0.2
1,315,959	(2)	Sarwa Capital SAE	453,095	0.1
			2,432,130	0.7

		Georgia: 0.4%
73,172		Bank of Georgia Group PLC	1,458,483	0.4

		Germany: 0.3%
25,000	(2),(3)	Delivery Hero SE	1,006,623	0.3

		Hong Kong: 0.8%
529,200		Galaxy Entertainment Group Ltd.	2,873,098	0.8

		Hungary: 0.5%
60,146		MOL Hungarian Oil & Gas PLC	630,646	0.2
35,067		OTP Bank Nyrt	1,259,798	0.3
			1,890,444	0.5

		India: 6.8%
103,500		Cholamandalam Investment and Finance Co. Ltd.	1,777,739	0.5
231,422		Firstsource Solutions Ltd.	191,497	0.1
28,326		Glenmark Pharmaceuticals Ltd.	237,929	0.1
29,661		Graphite India Ltd.	381,894	0.1
89,917		HCL Technologies Ltd.	1,285,458	0.4
53,150		HDFC Bank Ltd. ADR	4,725,566	1.3
64,250		HDFC Bank Ltd. - Foreign Premium	1,668,285	0.5
3,765		HEG Ltd.	218,947	0.1
74,205		Housing Development Finance Corp.	1,775,247	0.5
39,909		Lupin Ltd.	478,312	0.1
36,093		Motilal Oswal Financial Services Ltd.	304,165	0.1
31,483		NIIT Technologies Ltd.	522,866	0.1
136,380		Oil & Natural Gas Corp., Ltd.	282,505	0.1
105,465		Phoenix Mills Ltd.	792,525	0.2
75,200	(2),(3)	Quess Corp. Ltd.	738,505	0.2
9,591	(3)	Reliance Industries Ltd. GDR	273,768	0.1
451,355		Reliance Industries Ltd.	6,479,778	1.8
50,825		Tata Chemicals Ltd.	471,606	0.1
71,360	(2)	Tata Motors Ltd.	172,906	0.0
117,000		Titan Co., Ltd.	1,338,609	0.4
27,539		Zee Entertainment Enterprises Ltd.	168,101	0.0
			24,286,208	6.8

		Indonesia: 1.3%
1,469,100		Astra International Tbk PT	764,174	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Indonesia: (continued)
13,446,700		Bank Rakyat Indonesia	2,790,837	0.8
7,850,000	(2)	Bank Tabungan Pensiunan Nasional Syariah Tbk PT	880,398	0.2
79,700		Link Net Tbk PT	23,015	0.0
822,700		Tambang Batubara Bukit Asam Persero Tbk PT	231,053	0.1
			4,689,477	1.3

		Kenya: 0.3%
5,025,000		Safaricom PLC	1,139,754	0.3

		Kuwait: 0.3%
112,455		Humansoft Holding Co. KSC	1,129,178	0.3

		Malaysia: 0.7%
110,600		AirAsia Group Bhd	69,489	0.0
176,700		CIMB Group Holdings Bhd	241,777	0.1
1,071,000		Malaysia Airports Holdings Bhd	2,128,814	0.6
662,587		UEM Sunrise Bhd	108,676	0.0
			2,548,756	0.7

		Mexico: 3.0%
34,256		America Movil SAB de CV ADR	492,944	0.1
142,600		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	895,528	0.2
59,910	(2)	Cemex SAB de CV ADR	301,946	0.1
34,267	(1)	Coca-Cola Femsa SA de CV ADR	1,952,876	0.5
3,500		Fomento Economico Mexicano SAB de CV ADR	297,745	0.1
99,700		Grupo Financiero Banorte	549,661	0.2
92,600		Grupo Lala SAB de CV	81,371	0.0
84,600		Grupo Televisa SAB ADR	1,216,548	0.3
161,600		Kimberly-Clark de Mexico SA de CV	232,854	0.1
538,400		Qualitas Controladora SAB de CV	1,082,724	0.3
327,000		Regional SAB de CV	1,610,914	0.5
668,800		Unifin Financiera SAPI de CV SOFOM ENR	1,253,429	0.4
277,490		Wal-Mart de Mexico SAB de CV	709,529	0.2
			10,678,069	3.0

		Netherlands: 0.1%
85,124		VEON Ltd. ADR	239,198	0.1

		Peru: 0.6%
86,000		Cia de Minas Buenaventura SAA ADR	1,190,240	0.3
4,650		Credicorp Ltd.	1,049,552	0.3
			2,239,792	0.6

		Philippines: 1.7%
3,335,400		Ayala Land, Inc.	2,474,881	0.7
10,441,000		Bloomberry Resorts Corp.	1,641,469	0.5
941,130		International Container Terminal Services, Inc.	1,591,856	0.5
119,040		Robinsons Retail Holdings, Inc.	168,643	0.0
			5,876,849	1.7

		Poland: 0.5%
15,750		KRUK SA	756,842	0.2
35,058		Polski Koncern Naftowy Orlen	843,054	0.3
			1,599,896	0.5

		Russia: 5.0%
531,075	(2)	Alrosa PJSC	805,376	0.2
405,270		Gazprom PJSC - SPON ADR	1,904,769	0.5
23,515		Lukoil PJSC ADR	1,755,160	0.5
407,917	(2)	Magnitogorsk Iron & Steel Works	296,575	0.1
13,265	(2)	Mail.ru Group Ltd. GDR	351,582	0.1
63,847		MMC Norilsk Nickel PJSC ADR	1,056,668	0.3
39,400		Mobile TeleSystems PJSC ADR	315,594	0.1
2,288		Novatek PJSC GDR	385,888	0.1
10,508		Novolipetsk Steel GDR	253,024	0.1
16,138		Ros Agro PLC REG GDR	162,671	0.1
255,561		Rosneft Oil Co. PJSC GDR	1,790,529	0.5
20,546,484	(2)	RusHydro Management Co.	171,487	0.0
400,497		Sberbank PAO ADR	4,681,810	1.3
24,146		Severstal PJSC GDR	374,816	0.1
24,780	(2)	Surgutneftegas PJSC	13,966	0.0
12,729		Tatneft PJSC ADR	896,885	0.3
11,153		X5 Retail Group N.V. GDR	261,836	0.1
70,600	(2)	Yandex NV	2,127,178	0.6
			17,605,814	5.0

		South Africa: 3.2%
672,000		Advtech Ltd.	651,388	0.2
32,420		AngloGold Ashanti Ltd.	315,547	0.1
87,973	(2)	Impala Platinum Holdings Ltd.	161,657	0.0
12,288		Mondi Ltd.	294,096	0.1
30,025		Naspers Ltd.	5,266,412	1.5
46,197		Nedbank Group Ltd.	780,971	0.2
278,198		Old Mutual Ltd.	419,416	0.1
40,681		Sasol Ltd.	1,329,454	0.4
34,357		Spar Group Ltd.	409,489	0.1
1,484,110		Transaction Capital Ltd.	1,786,666	0.5
			11,415,096	3.2

		South Korea: 11.4%
3,161		Daelim Industrial Co., Ltd.	211,622	0.1
5,904		GS Engineering & Construction Corp.	217,706	0.1
33,450		Hana Financial Group, Inc.	1,126,784	0.3
3,472		Hyundai Motor Co.	325,198	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
8,819		Hyundai Marine & Fire Insurance Co., Ltd.	324,467	0.1
62,099		Industrial Bank Of Korea	810,920	0.2
6,000	(1)	KB Financial Group, Inc. ADR	249,300	0.1
10,788		Kia Motors Corp.	269,654	0.1
8,120		Koh Young Technology, Inc.	643,411	0.2
15,651		KT&G Corp.	1,395,620	0.4
7,755		LG Corp.	451,826	0.1
33,700	(1)	LG Display Co. Ltd. ADR	247,358	0.1
34,860		LG Display Co., Ltd.	508,660	0.1
9,498		LG Electronics, Inc.	530,984	0.2
101,673		LG Uplus Corp.	1,445,002	0.4
259		Lotte Chilsung Beverage Co., Ltd.	310,922	0.1
1,902		Lotte Confectionery Co. Ltd	265,704	0.1
8,743	(2)	Lotte Corp.	365,822	0.1
3,045		NAVER Corp.	306,645	0.1
1,036		NCSoft Corp.	391,564	0.1
1,639		Orion Corp./Republic of Korea	137,215	0.0
1,970	(2),(3)	Samsung Biologics Co. Ltd.	674,291	0.2
4,700		Samsung Electro-Mechanics Co. Ltd.	490,606	0.1
6,003		Samsung Electronics Co., Ltd. GDR	5,607,186	1.6
145,350		Samsung Electronics Co., Ltd.	5,441,293	1.5
2,434		Samsung Fire & Marine Insurance Co. Ltd.	594,857	0.2
8,866		Samsung Life Insurance Co. Ltd.	717,309	0.2
10,230		Samsung SDI Co., Ltd.	2,127,474	0.6
3,080		Samsung SDS Co. Ltd.	523,919	0.1
55,111		Shinhan Financial Group Co., Ltd.	2,052,655	0.6
1,371		SK Holdings Co. Ltd.	315,681	0.1
64,574		SK Hynix, Inc.	3,888,994	1.1
145,500	(1)	SK Telecom Co., Ltd. ADR	3,769,905	1.0
12,242		SK Telecom Co., Ltd.	2,876,387	0.8
61,937		Woori Bank	858,198	0.2
			40,475,139	11.4

		Spain: 1.0%
130,898	(2)	CIE Automotive SA	3,464,394	1.0

		Switzerland: 0.2%
24,940	(2),(3)	Wizz Air Holdings PLC	818,006	0.2

		Taiwan: 8.4%
1,430,000		AU Optronics Corp.	558,709	0.2
199,000		Basso Industry Corp.	281,299	0.1
96,000		Catcher Technology Co., Ltd.	970,674	0.3
41,213		Chilisin Electronics Corp.	99,272	0.0
1,904,000		CTBC Financial Holding Co. Ltd.	1,274,978	0.4
121,000		Chipbond Technology Corp.	222,856	0.1
379,500		Chroma ATE, Inc.	1,336,905	0.4
554,000		E.Sun Financial Holding Co., Ltd.	367,839	0.1
467,000		Far Eastern New Century Corp.	469,717	0.1
108,435		FLEXium Interconnect, Inc.	274,139	0.1
770,000		Fubon Financial Holding Co., Ltd.	1,208,057	0.3
52,000		Globalwafers Co. Ltd.	413,948	0.1
122,840		Gourmet Master Co. Ltd.	745,044	0.2
796,409		HON HAI Precision Industry Co., Ltd.	2,027,298	0.6
3,000		Largan Precision Co. Ltd.	327,790	0.1
201,000		MediaTek, Inc.	1,484,714	0.4
111,000		Micro-Star International Co., Ltd.	247,272	0.1
118,000		Novatek Microelectronics Corp., Ltd.	522,023	0.1
158,667		Poya International Co. Ltd.	1,381,920	0.4
73,000		President Chain Store Corp.	825,788	0.2
6,391		Silicon Motion Technology Corp. ADR	240,238	0.1
208,000		Sino-American Silicon Products, Inc.	389,502	0.1
185,000	(2)	TaiMed Biologics, Inc.	1,155,457	0.3
381,300		Taiwan Cement Corp.	428,613	0.1
704,100		Taiwan Semiconductor Manufacturing Co., Ltd.	5,285,948	1.5
139,889		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,329,771	1.5
321,000		Uni-President Enterprises Corp.	778,057	0.2
20,962		Yageo Corp.	214,947	0.1
1,097,000		Yuanta Financial Holding Co., Ltd.	533,470	0.1
179,000		Zhen Ding Technology Holding Ltd.	409,548	0.1
			29,805,793	8.4

		Thailand: 2.4%
1,042,300		CP ALL PCL	2,117,637	0.6
138,900	(1)	Indorama Ventures PCL	227,863	0.1
98,300		Kiatnakin Bank PCL	211,517	0.1
1,061,200		Krung Thai Bank PCL	644,237	0.2
1,018,700		Land & Houses PCL	317,295	0.1
124,100		PTT Exploration & Production PCL	519,781	0.1
414,700		PTT Global Chemical PCL	968,798	0.3
998,100		PTT PCL	1,534,845	0.4
2,121,800		Quality Houses PCL	201,267	0.0
1,131,487		Srisawad Corp. PCL	1,521,904	0.4
88,000	(1)	Tisco Financial Group PCL	209,365	0.1
			8,474,509	2.4

		Turkey: 2.0%
462,331		Akbank Turk AS	546,746	0.1
137,876		AvivaSA Emeklilik ve Hayat AS	286,132	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Turkey: (continued)
248,696		Eregli Demir ve Celik Fabrikalari TAS	403,585	0.1
19,910		Ford Otomotiv Sanayi A/S	213,813	0.1
131,048		KOC Holding AS	366,083	0.1
553,930	(2),(3)	MLP Saglik Hizmetleri AS	1,317,540	0.4
343,820		Petkim Petrokimya Holding	312,955	0.1
548,810	(2)	Sok Marketler Ticaret AS	911,792	0.3
124,082		Tekfen Holding AS	472,394	0.1
386,000		Tofas Turk Otomobil Fabrikasi AS	1,456,945	0.4
174,002	(2)	Turk Hava Yollari	438,290	0.1
67,815		Turkcell Iletisim Hizmet AS	138,000	0.0
57,600		Turkcell Iletisim Hizmet AS ADR	297,216	0.1
			7,161,491	2.0

		United Arab Emirates: 0.3%
26,100		NMC Health PLC	1,176,838	0.3

		United Kingdom: 0.3%
34,962		Antofagasta PLC	349,971	0.1
53,830	(2)	Georgia Capital PLC	805,024	0.2
			1,154,995	0.3

		United States: 1.0%
23,360	(2)	Alrosa PJSC	34,781	0.0
16,299		Cognizant Technology Solutions Corp.	1,125,120	0.3
51,000	(2)	Laureate Education Inc.- Class A	759,390	0.2
39,600	(2)	Micron Technology, Inc.	1,493,712	0.5
			3,413,003	1.0

		Vietnam: 0.0%
7	(2)	Hoa Phat Group JSC	12	0.0

	Total Common Stock (Cost $346,725,277)		329,603,082	92.7

PREFERRED STOCK: 3.1%
		Brazil: 1.0%
16,678		Cia Brasileira de Distribuicao	348,842	0.1
204,790		Itau Unibanco Holding S.A.	2,704,120	0.8
261,205		Metalurgica Gerdau SA	552,380	0.1
			3,605,342	1.0

		Russia: 0.3%
231	(2)	Transneft PJSC	599,639	0.2
563,360		Surgutneftegas	325,474	0.1
			925,113	0.3

		South Korea: 1.8%
203,250		Samsung Electronics Co., Ltd.	6,412,690	1.8

	Total Preferred Stock (Cost $11,280,139)		10,943,145	3.1

CLOSED-END FUNDS: 0.2%
		United States: 0.2%
11,100	(2)	Altaba, Inc.	667,110	0.2

	Total Closed-End Funds (Cost $436,194)		667,110	0.2

	Total Long-Term Investments (Cost $358,441,610)		341,213,337	96.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(4): 1.4%
1,197,587	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government Agency Obligations, 2.795%-5.500%, Market Value plus accrued interest $1,221,539, due 08/01/20-02/01/48)	1,197,587	0.3
1,197,587	BNP Paribas S.A., Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.125%, Market Value plus accrued interest $1,221,539, due 11/15/18-10/01/48)	1,197,587	0.3
251,891	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.19%, due 11/01/18 (Repurchase Amount $251,906, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $256,929, due 11/30/19-09/09/49)	251,891	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(4): (continued)
1,197,587	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,221,539, due 11/08/18-09/20/68)	1,197,587	0.3
1,197,587	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,197,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,221,539, due 11/29/18-09/09/49)	1,197,587	0.4
		5,042,239	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
10,781,057	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%
	(Cost $10,781,057)	10,781,057	3.1

	Total Short-Term Investments (Cost $15,823,296)	15,823,296	4.5

	Total Investments in Securities
	(Cost $374,264,906)	$357,036,633	100.5
	Liabilities in Excess of Other Assets	(1,664,379)	(0.5)
	Net Assets	$355,372,254	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.6%
		Australia: 1.2%
18,356		Cochlear Ltd.	2,313,099	0.5
88,607		Seek Ltd.	1,125,751	0.2
233,989		Treasury Wine Estates Ltd.	2,518,555	0.5
			5,957,405	1.2

		Austria: 0.6%
10,128		ams AG	394,560	0.1
53,848		Andritz AG	2,790,930	0.5
			3,185,490	0.6

		Belgium: 0.8%
21,683		Anheuser-Busch InBev SA/NV	1,603,695	0.3
20,256		Solvay S.A.	2,307,295	0.5
			3,910,990	0.8

		Brazil: 0.4%
316,600		Cielo SA	1,125,519	0.2
37,700		Raia Drogasil SA	637,501	0.2
			1,763,020	0.4

		Canada: 4.1%
55,431		Canadian National Railway Co. - CNR	4,738,657	1.0
118,602		EnCana Corp.	1,210,840	0.2
81,308		Magna International, Inc.	4,002,865	0.8
41,200		Methanex Corp.	2,668,009	0.5
31,536		National Bank Of Canada	1,431,571	0.3
43,200		Rogers Communications, Inc.	2,224,565	0.5
80,383		Suncor Energy, Inc.	2,696,428	0.5
40,461		TransCanada Corp.	1,525,682	0.3
			20,498,617	4.1

		China: 4.6%
13,141	(1)	58.com, Inc. ADR	861,918	0.2
33,191	(1)	Alibaba Group Holding Ltd. ADR	4,722,415	0.9
4,091	(1)	Baidu, Inc. ADR	777,535	0.2
2,475	(1)	BeiGene Ltd. ADR	311,702	0.1
577,000		China Longyuan Power Group Corp. Ltd. - H Shares	439,099	0.1
322,570		China Merchants Bank Co., Ltd. - H Shares	1,245,563	0.3
13,593,305	(1),(2)	China Tower Corp. Ltd. - H Shares	2,062,756	0.4
21,400	(1)	Ctrip.com International Ltd. ADR	712,192	0.1
21,436	(1)	JD.com, Inc. ADR	504,175	0.1
304,000	(3)	Kingdee International Software Group Co., Ltd.	249,300	0.0
30,101	(1)	New Oriental Education & Technology Group, Inc. ADR	1,761,210	0.3
295,381		Ping An Insurance Group Co. of China Ltd. - H Shares	2,792,541	0.6
96,300		Sunny Optical Technology Group Co. Ltd.	840,784	0.2
103,199		Tencent Holdings Ltd.	3,535,522	0.7
180,000		Tsingtao Brewery Co., Ltd. - H Shares	711,808	0.1
175,534		ENN Energy Holdings Ltd.	1,497,757	0.3
			23,026,277	4.6

		Colombia: 0.4%
57,000		BanColombia SA ADR	2,105,580	0.4

		Denmark: 1.2%
15,389		Carlsberg A/S	1,697,663	0.3
9,779		DSV A/S	784,516	0.2
23,328		Novo Nordisk A/S	1,007,456	0.2
49,673		Novozymes A/S	2,453,102	0.5
			5,942,737	1.2

		Finland: 1.6%
78,671		Kone OYJ	3,829,250	0.8
7,465		Neste Oyj	612,986	0.1
190,560	(1)	Nordea Bank Abp	1,656,133	0.3
38,271		Sampo OYJ	1,759,962	0.4
			7,858,331	1.6

		France: 8.5%
10,299		Air Liquide SA	1,245,001	0.3
23,058		Capgemini SE	2,815,477	0.6
29,998		Cie de Saint-Gobain	1,130,062	0.2
48,475		Cie Generale des Etablissements Michelin SCA	4,962,580	1.0
16,389		EssilorLuxottica SA	2,238,373	0.4
38,734		Imerys SA	2,387,671	0.5
25,126		IPSOS	669,065	0.1
33,027		Legrand S.A.	2,156,683	0.4
324,276		Natixis SA	1,893,081	0.4
43,000		Publicis Groupe	2,489,124	0.5
44,632		Safran S.A.	5,767,665	1.2
31,173		Societe Generale	1,142,726	0.2
64,304		Total SA	3,773,044	0.8
8,881	(1)	Unibail-Rodamco-Westfield	1,607,089	0.3
39,115		Valeo SA	1,261,619	0.3
51,357		Vinci SA	4,570,716	0.9
83,948		Vivendi SA	2,024,673	0.4
			42,134,649	8.5

		Germany: 5.1%
9,554		Adidas AG	2,246,743	0.5
27,940		BASF SE	2,144,064	0.4
156,874		Deutsche Telekom AG	2,572,983	0.5
16,662		Fresenius SE & Co. KGaA	1,058,961	0.2
18,312		Hannover Rueck SE	2,462,600	0.5
73,195		Infineon Technologies AG	1,466,593	0.3
34,545		LANXESS AG	2,138,245	0.4
12,449		Muenchener Rueckversicherungs-Gesellschaft AG	2,673,851	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
33,072		SAP SE	3,541,116	0.7
7,127		Siemens AG	819,221	0.2
58,579		Vonovia SE	2,676,841	0.6
42,804	(1),(2)	Zalando SE	1,654,586	0.3
			25,455,804	5.1

		Hong Kong: 0.9%
359,400		AIA Group Ltd.	2,733,972	0.5
6,000		Jardine Matheson Holdings Ltd.	346,461	0.1
33,300		Jardine Strategic Holdings Ltd.	1,118,632	0.2
109,000		Techtronic Industries Co., Ltd.	513,256	0.1
			4,712,321	0.9

		India: 1.6%
700		HDFC Bank Ltd. ADR	62,237	0.0
63,484		HDFC Bank Ltd. - Foreign Premium	1,648,396	0.3
158,420		ICICI Bank Ltd. ADR	1,503,406	0.3
318,152		Infosys Ltd. ADR	3,012,900	0.6
93,344		Mahindra & Mahindra Ltd. - SPON GDR	966,110	0.2
12,013	(1),(3)	MakeMyTrip Ltd.	297,802	0.1
165,000		Power Grid Corp. of India Ltd.	414,755	0.1
			7,905,606	1.6

		Ireland: 1.7%
1,113,228		Greencore Group PLC	2,694,309	0.5
29,172		Kingspan Group Plc	1,268,793	0.3
35,690		Medtronic PLC	3,205,676	0.6
17,168	(1)	Ryanair Holdings PLC ADR	1,421,511	0.3
			8,590,289	1.7

		Israel: 1.0%
145,282		Bank Leumi Le-Israel BM	905,936	0.2
192,267		Teva Pharmaceutical Industries Ltd. ADR	3,841,495	0.8
			4,747,431	1.0

		Italy: 0.6%
15,834		Banca Generali SpA	304,873	0.1
13,491		Ferrari NV	1,579,812	0.3
52,885		FinecoBank Banca Fineco SpA	552,732	0.1
76,639	(1),(2)	Pirelli & C SpA	563,206	0.1
			3,000,623	0.6

		Japan: 12.6%
58,500		Advantest Corp.	1,079,939	0.2
5,100		Daikin Industries Ltd.	591,151	0.1
127,696		Daiwa House Industry Co., Ltd.	3,855,696	0.8
28,500		Denso Corp.	1,271,264	0.2
56,800		Don Quijote Holdings Co. Ltd.	3,393,077	0.7
10,900		Eisai Co., Ltd.	907,757	0.2
4,450		Fanuc Ltd.	774,153	0.2
51,100		Kakaku.com, Inc.	925,529	0.2
198,000		Kansai Electric Power Co., Inc.	3,030,489	0.6
42,320		Kao Corp.	2,815,221	0.6
161,900		KDDI Corp.	3,917,956	0.8
3,410		Keyence Corp.	1,665,853	0.3
21,800		Komatsu Ltd.	567,726	0.1
43,300		Makita Corp.	1,496,984	0.3
64,600		MS&AD Insurance Group Holdings, Inc.	1,940,405	0.4
370,200	(1)	Nexon Co. Ltd.	4,222,964	0.8
8,900		Nidec Corp.	1,143,159	0.2
21,500		NTT DoCoMo, Inc.	533,175	0.1
34,800		Olympus Corp.	1,159,947	0.2
41,000		Ono Pharmaceutical Co., Ltd.	930,439	0.2
37,300		Pigeon Corp.	1,577,501	0.3
14,800		Recruit Holdings Co. Ltd.	397,226	0.1
10,300		Shimano, Inc.	1,406,725	0.3
16,500		Shin-Etsu Chemical Co., Ltd.	1,378,749	0.3
53,100		Shiseido Co., Ltd.	3,350,371	0.7
5,900		SMC Corp.	1,880,534	0.4
22,440		SoftBank Group Corp.	1,775,875	0.4
35,711		Sony Corp.	1,932,563	0.4
48,510		Sony Financial Holdings, Inc.	1,119,100	0.2
11,600		Sugi Holdings Co., Ltd.	531,114	0.1
142,800		Sumitomo Mitsui Financial Group, Inc.	5,559,932	1.1
8,800		Sysmex Corp.	617,228	0.1
13,700		Terumo Corp.	739,552	0.1
52,680		Tokio Marine Holdings, Inc.	2,481,867	0.5
29,600		Yamaha Corp.	1,300,754	0.3
21,700		Yamato Holdings Co., Ltd.	593,243	0.1
			62,865,218	12.6

		Luxembourg: 0.2%
75,164		Tenaris S.A.	1,106,456	0.2

		Netherlands: 4.9%
56,054	(2)	ABN AMRO Group NV	1,374,862	0.3
40,841	(1)	AerCap Holdings NV	2,045,317	0.4
20,452		Airbus SE	2,260,226	0.5
7,289		ASML Holding NV	1,255,481	0.2
82,611	(1),(2)	DP Eurasia NV	122,489	0.1
181,590		ING Groep NV	2,148,379	0.4
68,127		Koninklijke Philips NV	2,540,841	0.5
238,620		Royal Dutch Shell PLC - Class A	7,601,985	1.5
45,564		Unilever NV	2,448,368	0.5
41,335		Wolters Kluwer NV	2,345,111	0.5
			24,143,059	4.9

		Norway: 2.4%
136,399		DNB ASA	2,464,239	0.5
153,881		Norsk Hydro ASA	797,993	0.2
208,165		SpareBank 1 SR-Bank ASA	2,314,115	0.5
62,991		Equinor ASA	1,629,344	0.3
107,476		Telenor ASA	1,970,612	0.4
62,647		Yara International ASA	2,690,271	0.5
			11,866,574	2.4

		Portugal: 0.3%
113,789		Jeronimo Martins SGPS SA	1,396,637	0.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Russia: 0.2%
29,424	(1)	Yandex NV	886,545	0.2

		Singapore: 1.4%
101,680		DBS Group Holdings Ltd.	1,725,248	0.3
1,653,900		NetLink NBN Trust	931,795	0.2
254,636		United Overseas Bank Ltd.	4,502,091	0.9
			7,159,134	1.4

		South Africa: 1.0%
75,992		Clicks Group Ltd.	968,412	0.2
8,723		Naspers Ltd.	1,530,022	0.3
74,630		Sasol Ltd.	2,438,906	0.5
			4,937,340	1.0

		South Korea: 3.2%
365	(1)	Hugel, Inc.	88,163	0.0
8,800		Hyundai Mobis Co. Ltd.	1,469,968	0.3
69,421		Kia Motors Corp.	1,735,228	0.3
21,100		KT&G Corp.	1,881,515	0.4
173,100		LG Uplus Corp.	2,460,140	0.5
836		NCSoft Corp.	315,972	0.1
134,228		Samsung Electronics Co., Ltd.	5,024,932	1.0
46,700		Shinhan Financial Group Co., Ltd.	1,739,381	0.4
17,700		SK Hynix, Inc.	1,065,989	0.2
			15,781,288	3.2

		Spain: 1.6%
242,976		Iberdrola S.A.	1,719,246	0.4
146,361		Industria de Diseno Textil SA	4,125,119	0.8
92,579		Red Electrica Corp. SA	1,916,973	0.4
			7,761,338	1.6

		Sweden: 3.5%
125,068		Assa Abloy AB	2,487,698	0.5
10,501		Atlas Copco AB - A Shares	259,603	0.1
63,409		Atlas Copco AB - B Shares	1,452,277	0.3
59,924		Duni AB	671,850	0.1
143,215	(1)	Epiroc AB - A	1,257,630	0.3
91,732	(1)	Epiroc AB - B	754,805	0.2
49,189		Investor AB	2,131,181	0.4
53,813	(1)	Loomis AB	1,663,879	0.3
16,529	(1)	Spotify Technology SA	2,474,226	0.5
382,789		Svenska Handelsbanken AB	4,160,856	0.8
			17,314,005	3.5

		Switzerland: 6.7%
26,097		Cie Financiere Richemont SA	1,907,447	0.4
41,640		Ferguson PLC	2,807,350	0.6
56,011		Julius Baer Group Ltd.	2,554,370	0.5
3,824		Lonza Group AG	1,202,416	0.2
69,793		Nestle SA	5,892,142	1.2
142,399		Novartis AG	12,470,218	2.5
9,669		Schindler Holding AG - Part Cert	2,038,849	0.4
18,509		Swiss Re Ltd.	1,670,118	0.3
2,831	(3)	u-blox Holding AG	354,739	0.1
180,243		UBS Group AG	2,519,279	0.5
			33,416,928	6.7

		Taiwan: 1.4%
87,983		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,352,152	0.7
508,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,813,750	0.7
			7,165,902	1.4

		Thailand: 0.5%
588,800		Siam Commercial Bank PCL	2,443,494	0.5

		United Kingdom: 15.5%
88,834		Anglo American PLC	1,896,018	0.4
21,602	(1)	ASOS PLC	1,504,915	0.3
31,022		AstraZeneca PLC	2,372,863	0.5
304,676	(2)	Auto Trader Group PLC	1,592,043	0.3
300,911		Babcock International Group	2,346,568	0.5
317,039		BAE Systems PLC	2,125,838	0.4
373,714		BBA Aviation PLC	1,146,052	0.2
56,913		Bellway PLC	2,087,433	0.4
109,157		BHP Billiton PLC	2,177,540	0.4
61,028		BHP Billiton PLC ADR	2,456,377	0.5
137,555		British American Tobacco PLC	5,963,047	1.2
44,492		Burberry Group PLC	1,029,517	0.2
826,100		Cineworld Group PLC	3,105,500	0.6
240,559		Compass Group PLC	4,731,509	1.0
39,672		Diageo PLC	1,371,521	0.3
108,034		Hargreaves Lansdown PLC	2,575,509	0.5
88,535		HomeServe PLC	1,074,748	0.2
175,539		Howden Joinery Group PLC	1,051,076	0.2
137,370		Inchcape PLC	948,771	0.2
165,031		Informa PLC	1,506,004	0.3
37,122		Intertek Group PLC	2,224,215	0.5
157,426		John Wood Group PLC	1,434,820	0.3
38,282		Johnson Matthey PLC	1,451,414	0.3
151,541		Jupiter Fund Management PLC	652,235	0.1
17,405	(1)	Linde PLC	2,855,538	0.6
534,645		Melrose Industries PLC	1,150,876	0.2
40,300		Next PLC	2,677,243	0.5
195,069		Prudential PLC	3,905,989	0.8
106,166		Relx PLC (GBP Exchange)	2,099,609	0.4
330,090		Rightmove PLC	1,905,469	0.4
65,481		Rio Tinto PLC	3,179,154	0.7
174,903		RSA Insurance Group PLC	1,257,912	0.3
35,449		Shire PLC	2,139,381	0.4
268,484		Standard Chartered PLC	1,881,727	0.4
1,057,292		Taylor Wimpey PLC	2,176,994	0.4
49,692		Unilever PLC	2,632,168	0.5
24,194		Weir Group PLC	489,603	0.1
			77,177,196	15.5

		United States: 1.9%
21,388		Aon PLC	3,340,378	0.7
28,994	(1)	Bausch Health Cos, Inc.	663,383	0.1
4,622	(1)	Mettler Toledo International, Inc.	2,527,402	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
59,966		Popular, Inc.	3,118,831	0.6
			9,649,994	1.9

	Total Common Stock (Cost $453,042,453)		455,866,278	91.6

PREFERRED STOCK: 0.5%
		Germany: 0.5%
9,865		Sartorius AG	1,426,897	0.3
6,353		Volkswagen AG	1,067,317	0.2
			2,494,214	0.5

		United States: 0.0%
2,046	(1),(4),(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	95,957	0.0

	Total Preferred Stock (Cost $2,674,461)		2,590,171	0.5

	Total Long-Term Investments (Cost $455,716,914)		458,456,449	92.1

Principal Amount†		Value	Percentage of Net Assets
	SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateral(6): 0.2%
761,368	Millennium Fixed Income Ltd., Repurchase Agreement dated 10/31/18, 2.40%, due 11/01/18 (Repurchase Amount $761,418, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $776,595, due 02/29/20-09/09/49)
	(Cost $761,368)	761,368	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
14,483,482	(7) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%
	(Cost $14,483,482)	14,483,482	2.9

	Total Short-Term Investments (Cost $15,244,850)	15,244,850	3.1

	Total Investments in Securities
	(Cost $470,961,764)	$473,701,299	95.2
	Assets in Excess of Other Liabilities	23,815,713	4.8
	Net Assets	$497,517,012	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2018, the Fund held restricted securities with a fair value of $95,957 or 0.0% of net assets. Please refer to the table below for additional details.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Australia: 9.2%
34,700		Adelaide Brighton Ltd.	139,569	0.0
43,547		AGL Energy Ltd.	556,115	0.2
467,141		Alumina Ltd.	847,783	0.2
24,068		Amcor Ltd.	227,111	0.1
27,324		APA Group	186,076	0.1
55,918		Aristocrat Leisure Ltd.	1,053,715	0.3
3,911		ASX Ltd.	164,265	0.1
30,496		Atlas Arteria Ltd.	147,728	0.0
52,853		Aurizon Holdings Ltd.	157,467	0.0
74,449		AusNet Services	90,300	0.0
4,490		Australia & New Zealand Banking Group Ltd.	82,646	0.0
58,487		BHP Billiton Ltd.	1,349,509	0.4
15,892		BlueScope Steel Ltd.	162,903	0.0
37,673		Boral Ltd.	150,081	0.0
75,637		Brambles Ltd.	569,770	0.2
32,484		Caltex Australia Ltd.	649,966	0.2
20,427		CIMIC Group Ltd.	685,836	0.2
111,817		Coca-Cola Amatil Ltd.	786,935	0.2
2,317		Cochlear Ltd.	291,973	0.1
5,987		Commonwealth Bank of Australia	294,386	0.1
80,751		Computershare Ltd.	1,133,960	0.3
20,073		Crown Resorts Ltd.	178,607	0.1
9,917		CSL Ltd.	1,323,891	0.3
101,019		CSR Ltd.	253,409	0.1
177,145		Dexus	1,279,930	0.3
45,957		Downer EDI Ltd.	226,263	0.1
33,346		DuluxGroup Ltd.	175,281	0.1
2,297		Flight Centre Travel Group Ltd.	75,771	0.0
121,527		Goodman Group	893,157	0.2
232,416		GPT Group	849,998	0.2
32,318		Harvey Norman Holdings Ltd.	73,159	0.0
47,509		Healthscope Ltd.	71,279	0.0
26,888		Incitec Pivot Ltd.	74,503	0.0
70,292		Insurance Australia Group Ltd.	339,976	0.1
41,716		Lend Lease Corp., Ltd.	520,973	0.1
17,938		Macquarie Group Ltd.	1,495,889	0.4
4,493		Magellan Financial Group Ltd.	85,156	0.0
222,994		Medibank Pvt Ltd.	442,145	0.1
468,630		Mirvac Group	720,864	0.2
4,369		National Australia Bank Ltd.	78,247	0.0
26,105		Oil Search Ltd.	143,512	0.0
10,855	(1)	Origin Energy Ltd.	56,253	0.0
201,820		Orora Ltd.	480,972	0.1
1,562		Perpetual Ltd.	38,420	0.0
113,467		Qantas Airways Ltd.	440,451	0.1
1,827		Ramsay Health Care Ltd.	72,925	0.0
1,839		REA Group Ltd.	93,593	0.0
22,308		Rio Tinto Ltd.	1,213,830	0.3
650,139		Scentre Group	1,831,611	0.5
7,863		Seek Ltd.	99,899	0.0
85,573		Shopping Centres Australasia Property Group	155,639	0.0
18,823		Sonic Healthcare Ltd.	301,259	0.1
689,328		Stockland	1,763,380	0.5
5,295		Suncorp Group Ltd.	52,649	0.0
16,527		Sydney Airport	75,538	0.0
72,784		Telstra Corp., Ltd.	159,211	0.0
16,944		Transurban Group - Stapled Security	136,287	0.0
4,785		Treasury Wine Estates Ltd.	51,504	0.0
298,562		Vicinity Centres	560,065	0.2
82,767		Wesfarmers Ltd.	2,741,054	0.7
124,537		Westpac Banking Corp.	2,365,672	0.6
178,519		Whitehaven Coal Ltd.	616,654	0.2
40,228		Woodside Petroleum Ltd.	990,425	0.3
113,802		Woolworths Group Ltd	2,296,912	0.6
			35,624,307	9.2

		Austria: 0.8%
1,739		Andritz AG	90,132	0.0
5,408		Oesterreichische Post AG	219,528	0.1
36,874		OMV AG	2,047,697	0.6
18,051		Raiffeisen International Bank Holding AG	491,955	0.1
2,105		Voestalpine AG	74,706	0.0
			2,924,018	0.8

		Belgium: 0.8%
294		Ackermans & van Haaren NV	46,286	0.0
28,356		Ageas	1,418,786	0.4
2,312		Anheuser-Busch InBev SA/NV	170,998	0.0
19,531		Proximus SADP	497,606	0.1
3,621		Colruyt S.A.	210,539	0.1
719		Groupe Bruxelles Lambert S.A.	66,869	0.0
1,826		Sofina SA	349,251	0.1
1,119		Solvay S.A.	127,462	0.0
2,860		UCB S.A.	240,182	0.1
1,233		Umicore SA	58,040	0.0
			3,186,019	0.8

		Brazil: 0.2%
40,062		Vale SA ADR	604,936	0.2

		Canada: 6.5%
3,519		Alimentation Couche-Tard, Inc.	168,058	0.0
813		Bank of Montreal	60,787	0.0
10,264		Bank of Montreal	767,131	0.2
4,310		Bank of Nova Scotia	231,305	0.1
4,450		BCE, Inc.	172,226	0.0
4,377		Brookfield Asset Management, Inc.	178,611	0.0
6,109		BRP, Inc./CA	245,761	0.1
14,017		CAE, Inc.	247,237	0.1
3,102		Canadian Imperial Bank of Commerce - XTSE	267,868	0.1
15,762		Canadian National Railway Co. - CNR	1,347,454	0.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
5,155		Canadian Natural Resources Ltd.	141,440	0.0
4,146		Canadian Pacific Railway Ltd.	850,238	0.2
8,258		Canadian Tire Corp. Ltd.	929,272	0.2
2,572		Canadian Utilities Ltd.	61,015	0.0
8,251	(1)	Canfor Corp.	118,521	0.0
8,800		Capital Power Corp.	182,624	0.0
7,399		Cenovus Energy, Inc.	62,611	0.0
9,330	(1)	CGI Group, Inc.	576,193	0.2
10,355		CI Financial Corp.	153,148	0.0
348		Constellation Software, Inc./Canada	239,501	0.1
8,070		Dollarama, Inc.	223,198	0.1
40,725		Empire Co. Ltd.	740,904	0.2
35,521		Enerplus Corp.	330,535	0.1
1,946		Fairfax Financial Holdings Ltd.	945,616	0.2
5,867		Fortis, Inc.	193,866	0.1
25,311		Genworth MI Canada, Inc.	830,786	0.2
5,281		George Weston Ltd.	384,106	0.1
2,076		Great-West Lifeco, Inc.	47,640	0.0
15,911		Husky Energy, Inc.	224,926	0.1
6,774	(2)	Hydro One Ltd.	98,539	0.0
2,453		IGM Financial, Inc.	60,242	0.0
6,118		Imperial Oil Ltd.	191,099	0.1
3,930		Intact Financial Corp.	310,501	0.1
12,970		Inter Pipeline Ltd.	210,346	0.1
7,476		Loblaw Cos Ltd.	373,899	0.1
27,914		Magna International, Inc.	1,374,231	0.4
11,375		Manulife Financial Corp.	179,121	0.0
17,756		Metro, Inc. - Class A	557,181	0.1
20,207		National Bank Of Canada	917,293	0.2
3,264		Nutrien Ltd.	172,789	0.0
1,968		Pembina Pipeline Corp.	63,654	0.0
5,768		Power Corp. of Canada	119,089	0.0
2,547		Power Financial Corp.	54,850	0.0
2,413		Restaurant Brands International, Inc.	132,193	0.0
38,514		RioCan Real Estate Investment Trust	702,143	0.2
36,224		Rogers Communications, Inc.	1,865,339	0.5
4,803		Royal Bank of Canada	349,959	0.1
8,578		Saputo, Inc.	261,357	0.1
18,474		Shaw Communications, Inc. - Class B	343,954	0.1
5,328		Sun Life Financial, Inc.	195,118	0.1
76,590		Suncor Energy, Inc.	2,569,193	0.7
33,973		Teck Resources Ltd.	702,196	0.2
7,240		TELUS Corp.	247,924	0.1
3,627		Thomson Reuters Corp.	168,807	0.0
4,187		Toronto-Dominion Bank	232,274	0.1
2,880		Tourmaline Oil Corp.	42,004	0.0
5,505		TransCanada Corp.	207,580	0.1
5,078		Waste Connections, Inc.	388,203	0.1
20,227		West Fraser Timber Co., Ltd.	1,016,228	0.3
			25,029,884	6.5

		China: 2.5%
8,171	(1)	Alibaba Group Holding Ltd. ADR	1,162,570	0.3
2,060,000		China Construction Bank - H Shares	1,634,707	0.4
121,000		China Railway Construction Corp. Ltd. - H Shares	153,671	0.0
216,000		China Resources Power Holdings Co.	380,041	0.1
706,000		China Shenhua Energy Co., Ltd. - H Shares	1,597,290	0.4
180,000		CSPC Pharmaceutical Group Ltd.	383,545	0.1
160,400		Guangzhou R&F Properties Co., Ltd. - H Shares	253,264	0.1
339,500		Longfor Group Holdings Ltd	825,048	0.2
1,273,000		PICC Property & Casualty Co., Ltd. - H Shares	1,237,407	0.3
918,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	403,410	0.1
218,500		Sun Art Retail Group Ltd.	239,566	0.1
39,000		Tencent Holdings Ltd.	1,336,111	0.4
141,000		Want Want China Holdings Ltd.	100,874	0.0
			9,707,504	2.5

		Denmark: 1.8%
2,349		Carlsberg A/S	259,134	0.1
1,557		Chr Hansen Holding A/S	157,167	0.0
2,969		Coloplast A/S	277,048	0.1
5,039	(1)	Dfds A/S	215,672	0.1
9,281		DSV A/S	744,564	0.2
5,058		GN Store Nord A/S	214,554	0.1
5,751		ISS A/S	188,870	0.0
50,966		Novo Nordisk A/S	2,201,046	0.6
4,324		Novozymes A/S	213,541	0.1
6,267	(2)	Orsted A/S	397,395	0.1
333		Rockwool International AS	113,772	0.0
2,344	(1)	Royal Unibrew A/S	166,336	0.0
4,730		Tryg A/S	114,021	0.0
23,486		Vestas Wind Systems A/S	1,472,816	0.4
2,741	(1)	William Demant Holding A/S	90,101	0.0
			6,826,037	1.8

		Finland: 1.5%
6,357	(1)	DNA Oyj	124,578	0.0
6,945		Elisa OYJ	276,313	0.1
10,773		Fortum OYJ	226,778	0.1
1,994		Huhtamaki Oyj	55,906	0.0
5,540		Kesko OYJ	323,549	0.1
6,153		Kone OYJ	299,493	0.1
4,276		Neste Oyj	351,122	0.1
2,615		Nokian Renkaat OYJ	83,178	0.0
5,249	(1)	Nordea Bank Abp	45,618	0.0
8,644		Sampo OYJ	397,510	0.1
51,402		Stora Enso OYJ	772,322	0.2
86,318		UPM-Kymmene OYJ	2,775,001	0.7
4,630		Wartsila OYJ	78,782	0.0
			5,810,150	1.5

		France: 6.3%
1,494		Accor S.A.	68,264	0.0
303		Aeroports de Paris	63,373	0.0
4,646		Air Liquide SA	561,634	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France: (continued)
3,791		Alstom SA	165,562	0.0
3,201		Arkema SA	335,827	0.1
731		Atos SE	62,520	0.0
676		BioMerieux	51,550	0.0
4,881		Bouygues SA	177,817	0.1
4,477		Bureau Veritas SA	101,001	0.0
3,055		Capgemini SE	373,028	0.1
5,843		Carrefour S.A.	113,317	0.0
2,788		Cie de Saint-Gobain	105,027	0.0
11,717		Cie Generale des Etablissements Michelin SCA	1,199,516	0.3
31,339		CNP Assurances	698,464	0.2
2,889		Danone	204,579	0.1
111		Dassault Aviation SA	184,185	0.0
1,168		Dassault Systemes SE	146,215	0.0
5,247		Edenred	199,034	0.1
3,187		Eiffage SA	311,247	0.1
74,839		Electricite de France SA	1,239,929	0.3
102,131		Engie SA	1,357,027	0.4
2,422		EssilorLuxottica SA	330,791	0.1
698		Eurazeo SE	50,973	0.0
15,238		Eutelsat Communications	308,638	0.1
1,021		Faurecia SA	49,496	0.0
1,942		Covivio	194,861	0.1
6,194		Gecina S.A.	908,425	0.2
228		Hermes International	130,165	0.0
634		Ipsen SA	87,906	0.0
49,700		Klepierre SA	1,684,197	0.4
2,400		Lagardere SCA	65,603	0.0
3,243		Legrand S.A.	211,770	0.1
831		L'Oreal S.A.	187,229	0.1
3,736		LVMH Moet Hennessy Louis Vuitton SE	1,133,517	0.3
25,039		Orange SA	390,815	0.1
1,203		Pernod Ricard SA	183,440	0.1
44,500		Peugeot S.A.	1,057,794	0.3
1,299		Cie Plastic Omnium SA	36,115	0.0
486		Kering SA	216,020	0.1
3,634		Publicis Groupe	210,360	0.1
350		Remy Cointreau SA	41,544	0.0
9,804		Rexel SA	124,974	0.0
2,597		Rubis SCA	133,989	0.0
5,327		Safran S.A.	688,393	0.2
33,864		Sanofi	3,026,090	0.8
4,298		Schneider Electric SE	310,791	0.1
1,308	(1)	SCOR SE	60,443	0.0
518		SEB SA	74,274	0.0
581		Societe BIC S.A.	55,621	0.0
1,333		Sodexo SA	136,068	0.0
3,088		SUEZ	44,542	0.0
2,356		Teleperformance	388,012	0.1
2,817		Thales S.A.	359,780	0.1
29,436		Total SA	1,727,161	0.4
10,896	(1)	UbiSoft Entertainment	977,394	0.3
1,513	(1)	Unibail-Rodamco-Westfield	273,790	0.1
14,977		Veolia Environnement	298,482	0.1
4,012		Vinci SA	357,064	0.1
5,701		Vivendi SA	137,498	0.0
1,248	(1),(2)	Worldline SA/France	65,658	0.0
			24,438,799	6.3

		Germany: 5.2%
1,182		Adidas AG	277,962	0.1
40,329	(1),(3)	Aixtron AG	505,370	0.1
4,250		Allianz SE	885,355	0.2
91,953		Aroundtown SA	761,976	0.2
1,182		Axel Springer AG	78,493	0.0
25,367		BASF SE	1,946,617	0.5
4,054		Bayer AG	310,747	0.1
1,105		Bayerische Motoren Werke AG	95,152	0.0
1,197		Beiersdorf AG	123,766	0.0
7,589		Brenntag AG	396,330	0.1
5,287		CANCOM SE	215,569	0.1
1,630		Continental AG	268,600	0.1
21,644	(2)	Covestro AG	1,395,788	0.4
1,286		Daimler AG	76,178	0.0
22,224		Deutsche Lufthansa AG	446,103	0.1
13,718	(2)	Deutsche Pfandbriefbank AG	182,153	0.1
8,863		Deutsche Post AG	279,850	0.1
18,862		Deutsche Telekom AG	309,367	0.1
19,438		Deutsche Wohnen SE	889,093	0.2
11,850		E.ON AG	114,590	0.0
2,325		Evonik Industries AG	71,925	0.0
1,362		Fresenius SE & Co. KGaA	86,563	0.0
2,917		Fresenius Medical Care AG & Co. KGaA	229,031	0.1
1,128		Fuchs Petrolub SE	48,840	0.0
2,045		GEA Group AG	62,139	0.0
630		Hannover Rueck SE	84,722	0.0
2,279		HeidelbergCement AG	154,662	0.1
922		Hella GmbH & Co. KGaA	43,128	0.0
550		Henkel AG & Co. KGaA	53,877	0.0
8,754		Hochtief AG	1,297,234	0.3
14,907		Hugo Boss AG	1,065,300	0.3
6,951		Infineon Technologies AG	139,276	0.0
2,236	(2)	Innogy SE	98,751	0.0
2,178		Isra Vision AG	93,426	0.0
9,300		Jenoptik AG	281,500	0.1
2,860		LANXESS AG	177,026	0.1
7,495		LEG Immobilien AG	819,267	0.2
1,198		Merck KGaA	128,189	0.0
1,652		MTU Aero Engines AG	350,771	0.1
245		Muenchener Rueckversicherungs-Gesellschaft AG	52,622	0.0
5,618		ProSiebenSat.1 Media SE	129,727	0.0
254		Puma SE	130,611	0.0
68		Rational AG	39,371	0.0
2,027		Rheinmetall AG	175,423	0.1
5		RTL Group SA	321	0.0
2,346		RWE AG	45,639	0.0
7,003		SAP SE	749,832	0.2
3,207		Siemens AG	368,632	0.1
5,762		Siltronic AG	527,709	0.1
10,965		SMA Solar Technology AG	255,868	0.1
1,899		Symrise AG	159,073	0.1
126		Talanx AG	4,502	0.0
71,002		Telefonica Deutschland Holding AG	276,013	0.1
40,250		TUI AG	667,799	0.2
21,007		Uniper SE	606,224	0.2
17,242		Vonovia SE	787,895	0.2
701		Wacker Chemie AG	62,616	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
562		Wirecard AG	105,125	0.0
			19,989,688	5.2

		Hong Kong: 3.0%
93,200		AIA Group Ltd.	708,977	0.2
249,000		Champion REIT	167,548	0.0
172,500		CK Asset Holdings Ltd.	1,122,587	0.3
19,902		CK Hutchison Holdings Ltd.	200,455	0.1
5,864		CK Infrastructure Holdings Ltd.	42,916	0.0
59,500		CLP Holdings Ltd.	666,724	0.2
9,200		Dairy Farm International Holdings Ltd.	83,076	0.0
33,000		Hang Lung Properties Ltd.	59,818	0.0
17,900		Hang Seng Bank Ltd.	419,712	0.1
21,010		Henderson Land Development Co., Ltd.	97,992	0.0
110,880		Hong Kong & China Gas	211,796	0.1
32,000		Power Assets Holdings Ltd.	213,693	0.1
77,152		Hongkong Land Holdings Ltd. - HKHGF	456,891	0.1
32,500		Hopewell Holdings	100,419	0.0
25,000		Hysan Development Co., Ltd.	117,242	0.0
2,131		Jardine Matheson Holdings Ltd.	123,051	0.0
79,500		Kerry Properties Ltd.	250,290	0.1
43,500		Lifestyle International Holdings Ltd.	75,222	0.0
300,000		Link REIT	2,666,129	0.7
8,500		MTR Corp.	41,244	0.0
122,000		NWS Holdings Ltd.	242,148	0.1
196,000		PCCW Ltd.	107,618	0.0
126,000		Sino Land Co.	197,947	0.1
114,500		Sun Hung Kai Properties Ltd.	1,488,063	0.4
55,000		Swire Pacific Ltd	88,774	0.0
37,500		Swire Pacific Ltd.	389,576	0.1
109,200		Swire Properties Ltd.	373,172	0.1
33,500		Techtronic Industries Co., Ltd.	157,744	0.0
693,000	(2)	WH Group Ltd.	486,669	0.1
29,000		Wharf Holdings Ltd.	72,494	0.0
28,000		Wharf Real Estate Investment Co. Ltd.	173,996	0.1
15,000		Wheelock & Co., Ltd.	80,190	0.0
			11,684,173	3.0

		India: 0.5%
12,923		Jubilant Life Sciences Ltd.	116,134	0.0
22,512		Muthoot Finance Ltd.	124,588	0.0
4,053		Nestle India Ltd.	555,837	0.2
209,054		Oil & Natural Gas Corp., Ltd.	433,045	0.1
74,851		Tech Mahindra Ltd.	753,919	0.2
			1,983,523	0.5

		Ireland: 0.3%
3,376		DCC PLC	289,360	0.1
14,954		James Hardie Industries SE	199,753	0.0
1,248		Kerry Group PLC - KYG	127,925	0.0
695		Kerry Group PLC - KYGA	71,122	0.0
2,964		Kingspan Group Plc	128,915	0.1
1,096		Paddy Power Betfair PLC	93,989	0.0
6,534		Smurfit Kappa PLC	213,780	0.1
			1,124,844	0.3

		Israel: 0.4%
18,685		Bank Hapoalim BM	126,407	0.0
39,788		Bank Leumi Le-Israel BM	248,106	0.1
59,196		Bezeq Israeli Telecommunication Corp., Ltd.	67,974	0.0
353		Elbit Systems Ltd.	42,136	0.0
36,077		Israel Chemicals Ltd.	207,804	0.1
219		Israel Corp., Ltd.	63,960	0.0
51,498		Israel Discount Bank Ltd.	168,294	0.1
2,769	(1)	Nice Ltd.	293,811	0.1
195,595		Oil Refineries Ltd.	92,979	0.0
776		Paz Oil Co. Ltd.	116,194	0.0
9,393	(1)	Plus500 Ltd.	162,025	0.0
8,764		Shufersal Ltd	55,635	0.0
2,625		Strauss Group Ltd.	57,557	0.0
			1,702,882	0.4

		Italy: 1.6%
432,286		A2A SpA	696,563	0.2
2,691		Assicurazioni Generali S.p.A.	43,424	0.0
5,967		Davide Campari-Milano SpA	45,923	0.0
45,146	(1),(2)	Enav SpA	203,490	0.1
484,073		Enel S.p.A.	2,373,429	0.6
44,220		ENI S.p.A.	785,332	0.2
7,446		Ferrari NV	871,935	0.2
27,690		FinecoBank Banca Fineco SpA	289,404	0.1
17,133		Italgas SpA	88,398	0.0
1,934		Luxottica Group S.p.A.	121,461	0.0
25,342	(1)	Maire Tecnimont SpA	110,778	0.0
2,419		Moncler SpA	84,006	0.0
33,722	(2)	Poste Italiane SpA	241,967	0.1
32,215		Snam SpA	133,194	0.0
6,341	(1)	Societa Iniziative Autostradali e Servizi S.p.A.	89,337	0.0
39,006		Terna Rete Elettrica Nazionale SpA	201,484	0.1
			6,380,125	1.6

		Japan: 20.4%
33,100		Aeon Co., Ltd.	759,717	0.2
2,500		Aica Kogyo Co., Ltd.	74,422	0.0
5,000		Air Water, Inc.	80,995	0.0
3,100		Aisin Seiki Co., Ltd.	121,245	0.0
4,000		Ajinomoto Co., Inc.	64,622	0.0
11,200		Alfresa Holdings Corp.	298,723	0.1
4,500		ANA Holdings, Inc.	151,315	0.0
6,300		Amada Holdings Co., Ltd.	59,351	0.0
28,700		AGC, Inc.	940,052	0.3
43,600		Asahi Kasei Corp.	523,133	0.1
136,000		Astellas Pharma, Inc.	2,101,228	0.6
4,300		Autobacs Seven Co., Ltd.	69,205	0.0
4,100		Azbil Corp.	76,372	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
4,100		Bandai Namco Holdings, Inc.	145,857	0.0
7,600		Bridgestone Corp.	293,051	0.1
21,500		Canon, Inc.	612,393	0.2
2,600		Capcom Co., Ltd.	54,197	0.0
3,900		Central Japan Railway Co.	748,444	0.2
58,500		Chubu Electric Power Co., Inc.	843,610	0.2
1,200		Chugai Pharmaceutical Co., Ltd.	70,256	0.0
36,800		Chugoku Electric Power Co., Inc.	473,347	0.1
66,300		Citizen Watch Co., Ltd.	381,620	0.1
8,900		COMSYS Holdings Corp.	247,690	0.1
2,000		Cosmo Energy Holdings Co. Ltd.	73,557	0.0
47,300		Dai Nippon Printing Co., Ltd.	1,061,294	0.3
8,100		Daicel Corp.	85,690	0.0
60,200		Dai-ichi Life Holdings, Inc.	1,129,673	0.3
2,300		Daiichi Sankyo Co., Ltd.	87,913	0.0
2,600		Daikin Industries Ltd.	301,371	0.1
1,800		Daito Trust Construction Co., Ltd.	237,309	0.1
6,000		Daiwa House Industry Co., Ltd.	181,166	0.1
3,300		Denka Co., Ltd.	107,325	0.0
5,200		Denso Corp.	231,950	0.1
3,200		Dentsu, Inc.	148,415	0.0
1,300		DIC Corp.	38,363	0.0
1,100		Don Quijote Holdings Co. Ltd.	65,711	0.0
4,700		East Japan Railway Co.	410,487	0.1
1,300		Ebara Corp.	37,864	0.0
1,000		Eisai Co., Ltd.	83,280	0.0
10,800		Electric Power Development Co., Ltd.	294,034	0.1
6,900		Exedy Corp.	169,952	0.1
3,000		FamilyMart UNY Holdings Co., Ltd.	347,730	0.1
8,600		FANCL Corp.	380,307	0.1
800		Fanuc Ltd.	139,174	0.0
2,700		Fast Retailing Co., Ltd.	1,359,465	0.4
3,000		Fuji Electric Holdings Co., Ltd.	91,576	0.0
1,500		Fuji Oil Holdings, Inc.	43,264	0.0
7,600		Fuji Film Holdings Corp.	328,703	0.1
2,100		Fukuyama Transporting Co., Ltd.	81,374	0.0
11,100		H2O Retailing Corp.	172,463	0.1
15,000		Hakuhodo DY Holdings, Inc.	250,179	0.1
2,700		Hamamatsu Photonics KK	90,260	0.0
4,300		Hankyu Hanshin Holdings, Inc.	142,032	0.0
5,600		Haseko Corp.	70,961	0.0
21,100		Hino Motors Ltd.	201,975	0.1
1,500		Hisamitsu Pharmaceutical Co., Inc.	84,521	0.0
2,700		Hitachi Construction Machinery Co., Ltd.	71,686	0.0
1,300		Hitachi High-Technologies Corp.	48,788	0.0
37,400		Hitachi Ltd.	1,143,325	0.3
2,400		Hitachi Transport System Ltd.	61,629	0.0
17,200	(1)	Hokuriku Electric Power Co.	160,228	0.1
47,300		Honda Motor Co., Ltd.	1,350,204	0.4
1,100		Horiba Ltd.	51,480	0.0
800		Hoshizaki Corp.	64,576	0.0
11,400		Hoya Corp.	644,964	0.2
5,700		Idemitsu Kosan Co., Ltd.	258,225	0.1
13,600		Iida Group Holdings Co. Ltd.	247,559	0.1
6,600		Inpex Corp.	75,152	0.0
10,500		Isetan Mitsukoshi Holdings Ltd.	122,717	0.0
20,000		Isuzu Motors Ltd.	262,211	0.1
1,200		Ito En Ltd.	51,080	0.0
30,400		Itochu Corp.	563,797	0.2
1,700		Izumi Co., Ltd.	92,300	0.0
21,200		Japan Airlines Co. Ltd.	752,413	0.2
9,700		Japan Petroleum Exploration Co., Ltd.	202,760	0.1
2,400		Japan Tobacco, Inc.	61,669	0.0
8,400		JFE Holdings, Inc.	157,849	0.1
5,000		JSR Corp.	74,516	0.0
48,400		JTEKT Corp.	602,175	0.2
255,600		JXTG Holdings, Inc.	1,727,085	0.5
5,200		Kajima Corp.	66,958	0.0
49,300		Kakaku.com, Inc.	892,927	0.2
3,800		Kamigumi Co., Ltd.	78,412	0.0
3,800		Kaneka Corp.	158,824	0.1
18,600		Kansai Electric Power Co., Inc.	284,682	0.1
6,700	(1)	Kansai Mirai Financial Group, Inc.	51,825	0.0
4,800		Kao Corp.	319,307	0.1
27,800		KDDI Corp.	672,756	0.2
4,000		Keihan Holdings Co., Ltd.	151,785	0.0
2,900		Keio Corp.	157,511	0.1
3,200		Keisei Electric Railway Co., Ltd.	98,618	0.0
200		Keyence Corp.	97,704	0.0
3,500		Kikkoman Corp.	191,756	0.1
8,700		Kinden Corp.	139,494	0.0
3,800		Kintetsu Group Holdings Co., Ltd.	145,973	0.0
9,800		Kirin Holdings Co., Ltd.	233,853	0.1
700		Kobayashi Pharmaceutical Co., Ltd.	45,655	0.0
1,700		Koito Manufacturing Co., Ltd.	80,930	0.0
2,800		Kokuyo Co., Ltd.	44,203	0.0
6,200		Komatsu Ltd.	161,463	0.1
10,700		Ks Holdings Corp.	135,172	0.0
4,200		Kubota Corp.	66,305	0.0
4,600		Kuraray Co., Ltd.	63,183	0.0
2,600		Kurita Water Industries, Ltd.	64,038	0.0
2,900		Kyocera Corp.	156,956	0.1
10,400		Kyowa Exeo Corp.	280,339	0.1
19,200		Kyushu Electric Power Co., Inc.	223,046	0.1
33,500		Kyushu Railway Co.	1,028,786	0.3
1,400		Lawson, Inc.	88,869	0.0
3,200		Lintec Corp.	75,734	0.0
6,800		Maeda Corp.	76,838	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
2,400	Maeda Road Construction Co., Ltd.	43,713	0.0
3,300	Makita Corp.	114,089	0.0
271,300	Marubeni Corp.	2,199,888	0.6
1,400	Maruha Nichiro Corp.	50,683	0.0
2,300	Maruichi Steel Tube Ltd.	66,273	0.0
1,700	Matsumotokiyoshi Holdings Co., Ltd.	61,462	0.0
7,700	Medipal Holdings Corp.	164,827	0.1
8,300	Megmilk Snow Brand Co., Ltd.	194,158	0.1
1,400	MEIJI Holdings Co., Ltd.	92,890	0.0
18,600	Mitsubishi Chemical Holdings Corp.	144,994	0.0
88,100	Mitsubishi Corp.	2,479,602	0.6
14,600	Mitsubishi Electric Corp.	184,828	0.1
3,200	Mitsubishi Estate Co., Ltd.	51,142	0.0
4,800	Mitsubishi Gas Chemical Co., Inc.	80,574	0.0
6,500	Mitsubishi Heavy Industries Ltd.	229,136	0.1
142,100	Mitsui & Co., Ltd.	2,374,293	0.6
3,100	Mitsui Fudosan Co., Ltd.	69,819	0.0
1,700	MS&AD Insurance Group Holdings, Inc.	51,063	0.0
2,000	Miura Co., Ltd.	48,844	0.0
10,300	Mixi, Inc.	225,055	0.1
600	Murata Manufacturing Co., Ltd.	93,381	0.0
4,600	Nagase & Co., Ltd.	72,253	0.0
6,400	Nagoya Railroad Co., Ltd.	154,568	0.0
2,600	Nankai Electric Railway Co., Ltd.	63,674	0.0
17,300	NEC Corp.	496,601	0.1
32,400	NGK Spark Plug Co., Ltd.	655,623	0.2
8,500	NHK Spring Co., Ltd.	72,783	0.0
1,100	Nidec Corp.	141,289	0.0
1,600	Nihon Kohden Corp.	47,901	0.0
2,600	Nihon Unisys Ltd.	56,977	0.0
13,600	Nikon Corp.	237,084	0.1
3,100	Nippo Corp.	50,825	0.0
9,100	Nippon Express Co., Ltd.	574,288	0.2
17,400	Nippon Paper Industries Co. Ltd.	315,250	0.1
1,200	Nippon Shokubai Co., Ltd.	77,421	0.0
80,900	Nippon Steel & Sumitomo Metal Corp.	1,492,295	0.4
6,100	Nippon Telegraph & Telephone Corp.	251,556	0.1
3,000	Nippon Yusen KK	48,378	0.0
2,400	Nishi-Nippon Railroad Co., Ltd.	59,379	0.0
3,300	Nissan Chemical Corp.	155,599	0.1
126,800	Nissan Motor Co., Ltd.	1,153,596	0.3
8,500	Nisshin Seifun Group, Inc.	169,133	0.1
1,200	Nissin Food Products Co., Ltd.	77,375	0.0
300	Nitori Co., Ltd.	39,172	0.0
1,200	Nitto Denko Corp.	74,970	0.0
3,500	NOF Corp.	99,115	0.0
98,800	Nomura Holdings, Inc.	474,434	0.1
2,300	Nomura Research Institute Ltd.	101,967	0.0
11,000	NTT Data Corp.	141,223	0.0
69,300	NTT DoCoMo, Inc.	1,718,560	0.5
8,500	Obayashi Corp.	75,040	0.0
1,000	Obic Co., Ltd.	91,040	0.0
5,000	Odakyu Electric Railway Co., Ltd.	105,704	0.0
36,000	Oji Holdings Corp.	255,641	0.1
1,600	Olympus Corp.	53,331	0.0
8,400	Ono Pharmaceutical Co., Ltd.	190,626	0.1
600	Oracle Corp. Japan	40,613	0.0
1,800	Oriental Land Co., Ltd.	169,332	0.1
105,500	ORIX Corp.	1,718,701	0.5
27,400	Osaka Gas Co., Ltd.	501,036	0.1
2,000	OSG Corp.	41,268	0.0
2,000	Otsuka Corp.	66,338	0.0
1,300	Otsuka Holdings Co. Ltd.	62,176	0.0
2,500	Paltac Corp.	127,374	0.0
4,200	Panasonic Corp.	45,072	0.0
38,200	Pola Orbis Holdings, Inc.	1,020,477	0.3
10,100	Recruit Holdings Co. Ltd.	271,080	0.1
12,100	Rengo Co., Ltd.	105,475	0.0
43,200	Resona Holdings, Inc.	227,234	0.1
87,700	Ricoh Co., Ltd.	875,446	0.2
600	Rinnai Corp.	43,587	0.0
1,400	Rohto Pharmaceutical Co., Ltd.	44,342	0.0
200	Ryohin Keikaku Co., Ltd.	52,866	0.0
12,300	Sankyo Co., Ltd.	469,623	0.1
2,300	Sankyu, Inc.	108,410	0.0
6,200	Sanwa Holdings Corp.	72,755	0.0
1,100	SCSK Corp.	46,613	0.0
4,700	Secom Co., Ltd.	384,796	0.1
54,900	Sega Sammy Holdings, Inc.	704,933	0.2
3,900	Seibu Holdings, Inc.	70,756	0.0
10,900	Seino Holdings Co. Ltd	150,947	0.0
5,500	Sekisui Chemical Co., Ltd.	86,493	0.0
12,400	Sekisui House Ltd.	181,995	0.1
16,500	Seven & I Holdings Co., Ltd.	714,450	0.2
3,000	SG Holdings Co. Ltd.	75,523	0.0
7,800	Shikoku Electric Power Co., Inc.	97,902	0.0
2,700	Shimachu Co., Ltd.	70,777	0.0
6,900	Shimadzu Corp.	174,384	0.1
900	Shimano, Inc.	122,918	0.0
5,800	Shimizu Corp.	47,081	0.0
5,200	Shin-Etsu Chemical Co., Ltd.	434,515	0.1
24,100	Shinko Electric Industries	167,789	0.1
2,400	Shionogi & Co., Ltd.	153,465	0.0
1,400	Shiseido Co., Ltd.	88,334	0.0
1,700	Showa Denko KK	74,024	0.0
10,100	Showa Shell Sekiyu KK	192,770	0.1
4,500	Skylark Holdings Co. Ltd	70,059	0.0
300	SMC Corp.	95,620	0.0
5,300	SoftBank Group Corp.	419,436	0.1
69,700	Sojitz Corp.	234,398	0.1
1,900	Sompo Holdings, Inc.	78,367	0.0
10,200	Sony Corp.	551,991	0.2
4,200	Sotetsu Holdings, Inc.	128,438	0.0
3,200	Stanley Electric Co., Ltd.	94,657	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
5,400		Subaru Corp.	145,663	0.0
1,600		Sugi Holdings Co., Ltd.	73,257	0.0
2,100		Sumitomo Bakelite Co., Ltd.	75,825	0.0
23,400		Sumitomo Chemical Co., Ltd.	117,220	0.0
140,200		Sumitomo Corp.	2,126,368	0.6
6,900		Sumitomo Dainippon Pharma Co. Ltd.	144,167	0.0
19,000		Sumitomo Electric Industries Ltd.	259,114	0.1
2,400		Sumitomo Metal Mining Co., Ltd.	75,567	0.0
38,900		Sumitomo Mitsui Financial Group, Inc.	1,514,575	0.4
1,500		Sumitomo Osaka Cement Co., Ltd.	55,729	0.0
2,100		Sumitomo Realty & Development Co., Ltd.	72,156	0.0
7,300		Suzuken Co., Ltd.	369,493	0.1
9,000		Suzuki Motor Corp.	448,800	0.1
1,100		Sysmex Corp.	77,154	0.0
7,700		Taisei Corp.	329,317	0.1
800		Taisho Pharmaceutical Holdings Co. Ltd.	85,301	0.0
3,300		Takashimaya Co., Ltd.	51,934	0.0
600		TDK Corp.	51,738	0.0
7,700		Teijin Ltd.	133,493	0.0
2,700		Terumo Corp.	145,751	0.0
11,100		THK Co., Ltd.	245,147	0.1
2,000		TIS, Inc.	89,334	0.0
5,100		Tobu Railway Co., Ltd.	141,844	0.0
6,400		Toho Gas Co., Ltd.	220,366	0.1
20,100		Tohoku Electric Power Co., Inc.	253,955	0.1
2,500		Tokai Rika Co., Ltd.	45,585	0.0
29,700		Tokio Marine Holdings, Inc.	1,399,231	0.4
41,800	(1)	Tokyo Electric Power Co., Inc.	213,940	0.1
1,100		Tokyo Electron Ltd.	148,444	0.0
21,900		Tokyo Gas Co., Ltd.	538,585	0.1
15,100		Tokyu Corp.	249,459	0.1
8,700		Toray Industries, Inc.	61,712	0.0
2,200		Toshiba Plant Systems & Services Corp.	44,969	0.0
2,200		Toto Ltd.	78,708	0.0
2,500		Toyo Suisan Kaisha Ltd.	85,936	0.0
2,000		Toyoda Gosei Co., Ltd.	43,135	0.0
800		Toyota Industries Corp.	39,298	0.0
35,800		Toyota Motor Corp.	2,097,199	0.6
7,500		Toyota Tsusho Corp.	270,665	0.1
24,100		Trend Micro, Inc.	1,387,336	0.4
3,900		TS Tech Co., Ltd.	112,242	0.0
600		Tsuruha Holdings, Inc.	62,622	0.0
2,700		Ube Industries Ltd.	58,813	0.0
3,900		Unicharm Corp.	105,802	0.0
2,400		Wacoal Holdings Corp.	66,170	0.0
1,000		Welcia Holdings Co. Ltd.	51,017	0.0
4,600		West Japan Railway Co.	309,385	0.1
18,800		Yamada Denki Co., Ltd.	88,649	0.0
3,800		Yamaha Corp.	166,989	0.1
6,300		Yamato Holdings Co., Ltd.	172,232	0.1
1,500		Yaskawa Electric Corp.	43,356	0.0
3,600		Yokogawa Electric Corp.	70,683	0.0
4,100		Zensho Holdings Co., Ltd.	79,519	0.0
			78,939,443	20.4

		Luxembourg: 0.0%
1,587		RTL Group SA	101,860	0.0
5,005		SES S.A. - Luxembourg	107,567	0.0
			209,427	0.0

		Macau: 0.2%
874,000		SJM Holdings Ltd.	708,240	0.2

		Mexico: 0.1%
217,600		Wal-Mart de Mexico SAB de CV	556,393	0.1

		Netherlands: 3.9%
2,761		Aalberts Industries NV	101,212	0.0
1,141		Airbus SE	126,096	0.0
1,494		Akzo Nobel NV	125,443	0.0
1,987		ASML Holding NV	342,247	0.1
21,632		ASR Nederland NV	982,027	0.3
4,722		EXOR NV	267,051	0.1
5,439		Heineken Holding NV	470,451	0.1
723		Heineken NV	65,046	0.0
139,756		Koninklijke Ahold Delhaize NV	3,199,070	0.8
13,205		Koninklijke DSM NV	1,152,907	0.3
31,643		Koninklijke KPN NV	83,491	0.0
60,102		Koninklijke Philips NV	2,241,544	0.6
990		Koninklijke Vopak NV	44,771	0.0
1,701		NN Group NV	73,037	0.0
13,535	(2)	Signify NV	333,427	0.1
1,160	(1)	QIAGEN NV	42,106	0.0
5,070		Randstad NV	255,084	0.1
60,690		Royal Dutch Shell PLC - Class A	1,933,469	0.5
52,762		Royal Dutch Shell PLC - Class B	1,720,724	0.5
21,787		Unilever NV	1,170,718	0.3
7,047		Wolters Kluwer NV	399,806	0.1
			15,129,727	3.9

		New Zealand: 0.5%
36,621		Air New Zealand Ltd.	66,956	0.0
17,164		Auckland International Airport Ltd.	78,492	0.0
37,637		Contact Energy Ltd.	137,613	0.0
19,570		Fisher & Paykel Healthcare Corp.	174,082	0.1
55,741		Kiwi Property Group Ltd.	47,843	0.0
34,439		Mercury NZ Ltd.	76,564	0.0
41,805		Meridian Energy Ltd.	85,759	0.0
28,246		Ryman Healthcare Ltd.	223,806	0.1
42,992		Sky City Entertainment Group Ltd.	107,669	0.0
367,565		Spark New Zealand Ltd.	949,280	0.3
1,316	(1)	Xero Ltd.	37,306	0.0
			1,985,370	0.5

		Norway: 1.9%
3,180		Aker ASA	241,578	0.1
24,258	(1),(2)	Aker Solutions ASA	159,614	0.0
67,255		DNB ASA	1,215,056	0.3
15,560		Marine Harvest	376,712	0.1
14,080		Norsk Hydro ASA	73,016	0.0
59,601		Orkla ASA	514,315	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Norway: (continued)
10,988		Salmar ASA	580,010	0.2
92,387		Equinor ASA	2,389,710	0.6
88,536		Telenor ASA	1,623,340	0.4
7,993		TGS Nopec Geophysical Co. ASA	267,004	0.1
2,198		Yara International ASA	94,389	0.0
			7,534,744	1.9

		Poland: 0.2%
8,570		Grupa Lotos SA	154,527	0.1
5,769		Polski Koncern Naftowy Orlen	138,730	0.0
166,300	(1)	Polskie Gornictwo Naftowe I Gazownictwo SA	271,282	0.1
4,328		Powszechna Kasa Oszczednosci Bank Polski SA	44,948	0.0
			609,487	0.2

		Portugal: 0.2%
97,519		EDP - Energias de Portugal SA	342,850	0.1
18,662		Galp Energia SGPS SA	324,498	0.1
21,104		Navigator Co. SA/The	105,036	0.0
			772,384	0.2

		Russia: 0.4%
113,786		Gazprom PJSC ADR	538,036	0.1
13,857		LUKOIL PJSC ADR	1,033,163	0.3
			1,571,199	0.4

		Singapore: 1.0%
75,100		Ascendas Real Estate Investment Trust	136,749	0.0
19,100	(2)	BOC Aviation Ltd.	136,910	0.0
178,600		CapitaLand Commercial Trust	223,170	0.1
38,700		CapitaLand Ltd.	87,906	0.0
174,000		CapitaLand Mall Trust	265,021	0.1
243,900		ComfortDelgro Corp., Ltd.	397,133	0.1
6,300		DBS Group Holdings Ltd.	106,895	0.0
82,900		Genting Singapore Ltd.	52,755	0.0
31,300		Keppel Corp., Ltd.	140,238	0.0
12,100		Oversea-Chinese Banking Corp., Ltd.	93,998	0.0
35,000		Singapore Airlines Ltd.	239,928	0.1
40,900		SATS Ltd	147,198	0.1
39,300		Singapore Exchange Ltd.	194,409	0.1
69,500		Singapore Press Holdings Ltd.	133,194	0.0
106,400		Singapore Telecommunications Ltd.	243,039	0.1
60,600		Singapore Technologies Engineering Ltd.	155,508	0.1
28,100		United Overseas Bank Ltd.	496,822	0.1
24,200		United Overseas Land Ltd.	105,406	0.0
24,300		Venture Corp. Ltd.	269,006	0.1
56,100		Wilmar International Ltd.	128,150	0.0
			3,753,435	1.0

		South Africa: 0.0%
846		Naspers Ltd.	148,389	0.0

		South Korea: 2.5%
249		CJ CheilJedang Corp.	71,027	0.0
861		Coway Co., Ltd.	53,131	0.0
624		Daelim Industrial Co., Ltd.	41,775	0.0
466		E-Mart, Inc.	83,832	0.0
455		Hyundai Glovis Co., Ltd.	45,689	0.0
982		GS Holdings Corp.	41,910	0.0
9,430	(1)	HDC Hyundai Development Co-Engineering & Construction	365,512	0.1
5,532		HDC Holdings Co. Ltd	82,072	0.0
835		Hyundai Department Store Co. Ltd.	63,871	0.0
1,219		Hyundai Mobis Co. Ltd.	203,624	0.1
838		Hyundai Motor Co.	78,490	0.0
1,094		Hyundai Steel Co.	40,146	0.0
54,654		Industrial Bank Of Korea	713,700	0.2
1,566		KB Financial Group, Inc.	65,215	0.0
9,166		Kia Motors Corp.	229,111	0.1
2,120		Korea Electric Power Corp.	50,639	0.0
1,872	(1)	Korea Gas Corp.	85,877	0.0
3,886		KT&G Corp.	346,520	0.1
159		LG Chem Ltd.	48,587	0.0
2,615		LG Corp.	152,356	0.1
971		LG Electronics, Inc.	54,284	0.0
20,428		LG Uplus Corp.	290,328	0.1
3,677		POSCO	841,639	0.2
67,077		Samsung Electronics Co., Ltd.	2,511,081	0.7
419		Samsung Fire & Marine Insurance Co. Ltd.	102,402	0.0
1,275		Shinhan Financial Group Co., Ltd.	47,488	0.0
4,624		SK Hynix, Inc.	278,482	0.1
6,968		SK Innovation Co. Ltd.	1,307,685	0.3
987		SK Telecom Co., Ltd.	231,906	0.1
1,736		S-Oil Corp.	189,436	0.1
61,777		Woori Bank	855,981	0.2
			9,573,796	2.5

		Spain: 3.0%
587		Acciona SA	49,514	0.0
5,434		Acerinox S.A.	60,719	0.0
55,344		ACS Actividades de Construccion y Servicios SA	2,072,149	0.5
7,429	(2)	Aena SME SA	1,187,013	0.3
34,916		Amadeus IT Group SA	2,811,581	0.7
82,885		Banco Bilbao Vizcaya Argentaria SA	457,448	0.1
24,123		Banco Santander SA	114,775	0.0
1,630		Corporacion Financiera Alba SA	78,349	0.0
11,891		Enagas	315,270	0.1
45,649		Endesa S.A.	954,474	0.3
6,558		Ferrovial SA	131,297	0.0
11,331		Naturgy Energy Group SA	278,488	0.1
1,501		Grifols SA	42,763	0.0
164,270		Iberdrola S.A.	1,162,339	0.3
1,755		Industria de Diseno Textil SA	49,464	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: (continued)
42,330		Mediaset Espana Comunicacion SA	287,836	0.1
40,820		Merlin Properties Socimi SA	511,475	0.1
14,680		Red Electrica Corp. SA	303,969	0.1
32,961		Repsol SA	588,972	0.2
34,771		Telefonica S.A.	285,227	0.1
			11,743,122	3.0

		Sweden: 4.0%
8,298		Alfa Laval AB	211,724	0.1
14,182		Assa Abloy AB	282,091	0.1
11,726		Atlas Copco AB - A Shares	289,887	0.1
7,319		Atlas Copco AB - B Shares	167,630	0.0
10,150		Boliden AB	231,793	0.1
2,231		Electrolux AB	46,360	0.0
4,173		Elekta AB	52,921	0.0
10,461	(1)	Epiroc AB - A	91,862	0.0
6,675	(1)	Epiroc AB - B	54,924	0.0
10,846	(1)	Fastighets AB Balder	272,009	0.1
1,981	(1)	ICA Gruppen AB	70,087	0.0
3,457	(1)	Hexagon AB	169,198	0.0
7,774		Husqvarna AB - B Shares	58,658	0.0
13,048		Industrivarden AB	271,021	0.1
14,708		Industrivarden AB	313,816	0.1
6,415	(1)	Investor AB	279,747	0.1
20,435		Investor AB	885,374	0.2
29,622		Kinnevik AB	821,229	0.2
2,392		Lundbergforetagen AB	73,733	0.0
3,718	(1)	Loomis AB	114,959	0.0
4,702		Lundin Petroleum AB	143,054	0.0
10,161		Nibe Industrier AB	106,050	0.0
23,376		Peab AB	205,769	0.1
2,082	(1)	Saab AB	81,627	0.0
167,740		Sandvik AB	2,651,768	0.7
24,474		Securitas AB	419,450	0.1
148,583		Skandinaviska Enskilda Banken AB	1,537,596	0.4
15,576		Skanska AB	244,849	0.1
29,166		SKF AB - B Shares	467,593	0.1
919	(1)	Svenska Cellulosa AB	8,699	0.0
56,953		Svenska Cellulosa AB SCA	538,403	0.1
3,600		Svenska Handelsbanken AB	39,131	0.0
86,730		Swedbank AB	1,950,952	0.5
12,350		Swedish Match AB	629,093	0.2
1,402	(1)	Swedish Orphan Biovitrum AB	28,619	0.0
13,006		Tele2 AB	147,686	0.0
125,971		Telia Co. AB	567,058	0.2
5,192		Trelleborg AB	93,676	0.0
63,407		Volvo AB - B Shares	946,931	0.3
			15,567,027	4.0

		Switzerland: 4.9%
15,022		ABB Ltd.	302,266	0.1
2,962		Adecco Group AG	145,049	0.0
337		Baloise Holding AG	48,168	0.0
341		Barry Callebaut AG	666,511	0.2
564		Bucher Industries AG	155,546	0.0
2,742		Cembra Money Bank AG	229,965	0.1
1,679		Cie Financiere Richemont SA	122,719	0.0
2,510		Clariant AG	54,098	0.0
3,964		Coca-Cola HBC AG	117,091	0.0
813		DKSH Holding AG	54,813	0.0
88		EMS-Chemie Holding AG	48,485	0.0
9,680		Ferguson PLC	652,621	0.2
512		Flughafen Zuerich AG	101,188	0.0
538		Geberit AG - Reg	210,647	0.1
450		Georg Fischer AG	418,656	0.1
186		Givaudan	450,849	0.1
1,110		Kuehne & Nagel International AG	154,273	0.0
2		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	159,658	0.0
17		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	117,203	0.0
3,064		Logitech International SA	113,442	0.0
30,301		Nestle SA	2,558,105	0.7
19,652		Novartis AG	1,720,972	0.5
5,853		OC Oerlikon Corp. AG	69,658	0.0
14,231		Oriflame Holding AG	335,949	0.1
2,268		Partners Group	1,614,714	0.4
825		PSP Swiss Property AG	79,602	0.0
16,734		Roche Holding AG	4,072,427	1.1
865		Schindler Holding AG - Part Cert	182,398	0.1
425		Schindler Holding AG - Reg	88,255	0.0
148		SGS SA	351,507	0.1
2,229		Sika AG	285,808	0.1
1,059		Sonova Holding AG - Reg	172,706	0.1
2,300		STMicroelectronics NV	34,963	0.0
58,426		STMicroelectronics NV	887,735	0.2
114		Straumann Holding AG	77,817	0.0
491		Swatch Group AG - BR	165,847	0.1
673		Swatch Group AG - Reg	44,923	0.0
2,737		Swiss Life Holding AG	1,032,437	0.3
793		Swiss Prime Site AG	64,347	0.0
745		Swisscom AG	341,122	0.1
869		Temenos AG	119,433	0.0
1,575		Zurich Insurance Group AG	489,008	0.1
			19,112,981	4.9

		Taiwan: 1.5%
3,323,000		AU Optronics Corp.	1,298,315	0.3
1,768,000		CTBC Financial Holding Co. Ltd.	1,183,908	0.3
513,000		Formosa Chemicals & Fibre Co.	1,861,706	0.5
1,349,000		Innolux Corp.	409,616	0.1
40,000		Taiwan Semiconductor Manufacturing Co., Ltd.	300,295	0.1
298,000		Uni-President Enterprises Corp.	722,309	0.2
			5,776,149	1.5

		United Kingdom: 12.4%
206,827		3i Group PLC	2,315,907	0.6
14,944		Admiral Group PLC	384,151	0.1
21,361		Anglo American PLC	455,916	0.1
10,821		Ashmore Group PLC	48,632	0.0
7,202		Ashtead Group PLC	177,795	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
2,005		Associated British Foods PLC	61,126	0.0
6,786		AstraZeneca PLC	519,059	0.1
16,449	(2)	Auto Trader Group PLC	85,952	0.0
12,299		Aviva PLC	67,213	0.0
18,840		B&M European Value Retail SA	100,252	0.0
8,090		Babcock International Group	63,088	0.0
79,165		BAE Systems PLC	530,824	0.1
24,883		Barratt Developments PLC	163,207	0.0
3,437		Bellway PLC	126,061	0.0
7,053		Berkeley Group Holdings PLC	315,222	0.1
37,073		BHP Billiton PLC	739,558	0.2
301,477		BP PLC	2,177,786	0.6
12,626		British American Tobacco PLC	547,341	0.1
20,559		British Land Co. PLC	155,268	0.0
68,088		BT Group PLC	208,486	0.1
9,956		Bunzl PLC	293,701	0.1
30,465		Burberry Group PLC	704,941	0.2
4,762		Carnival PLC	259,555	0.1
148,040		Centrica PLC	278,061	0.1
9,993		CNH Industrial NV	103,880	0.0
39,010		Compass Group PLC	767,280	0.2
8,553		CRH PLC - London	255,397	0.1
4,856		Croda International PLC	299,108	0.1
4,973		Derwent London PLC	185,959	0.1
13,500		Diageo PLC	466,716	0.1
62,447		Direct Line Insurance Group PLC	262,420	0.1
7,767		DS Smith PLC	38,972	0.0
6,465		easyJet PLC	99,042	0.0
77,758		Evraz PLC	538,763	0.1
24,368		Experian PLC	560,445	0.2
63,583	(1)	Fiat Chrysler Automobiles NV	967,629	0.3
44,808		G4S PLC	122,969	0.0
163,507		GlaxoSmithKline PLC	3,166,765	0.8
6,667		GVC Holdings PLC	79,860	0.0
16,657		Halma PLC	282,676	0.1
11,865		Hammerson PLC	66,242	0.0
4,460		Hargreaves Lansdown PLC	106,326	0.0
31,087		Howden Joinery Group PLC	186,140	0.1
148,385		HSBC Holdings PLC	1,221,150	0.3
10,423		IMI PLC	132,148	0.0
5,300		Imperial Brands PLC	179,525	0.1
18,969		Inchcape PLC	131,013	0.0
19,617		Informa PLC	179,017	0.1
8,411		InterContinental Hotels Group PLC	441,323	0.1
26,851		International Consolidated Airlines Group SA	207,008	0.1
5,399		Intertek Group PLC	323,488	0.1
97,141		ITV PLC	184,400	0.1
333,426		J Sainsbury PLC	1,324,726	0.3
10,978		JD Sports Fashion PLC	57,215	0.0
18,836		Johnson Matthey PLC	714,143	0.2
107,574		Kingfisher PLC	349,311	0.1
653,192		Legal & General Group PLC	2,096,014	0.5
2,958,480		Lloyds Banking Group Plc	2,158,921	0.6
41,521		Marks & Spencer Group PLC	157,040	0.0
25,460		Meggitt PLC	172,252	0.0
14,246		Mondi PLC	335,477	0.1
59,518		National Grid PLC	628,751	0.2
4,232		NEX Group PLC	61,375	0.0
5,108		Next PLC	339,339	0.1
19,138		Paragon Group of Cos PLC	104,005	0.0
181,663		Pearson PLC	2,086,935	0.5
13,682		Pennon Group PLC	130,342	0.0
46,846		Persimmon PLC	1,371,048	0.4
3,944		Prudential PLC	78,973	0.0
12,349	(1)	Relx PLC (EUR Exchange)	244,353	0.1
199		Relx PLC (GBP Exchange)	3,936	0.0
651		Renishaw PLC	34,982	0.0
128,404		Rentokil Initial PLC	517,806	0.1
21,497		Rightmove PLC	124,093	0.0
75,558		Rio Tinto PLC	3,668,400	1.0
37,260		Rolls-Royce Holdings PLC	399,584	0.1
198,457		Royal Mail PLC	911,102	0.2
9,405		RPC Group PLC	91,672	0.0
10,392		Sage Group PLC/The	72,255	0.0
42,101		SSE PLC	613,640	0.2
144,417		Segro PLC	1,132,211	0.3
4,178		Severn Trent PLC	99,288	0.0
1,422		Shire PLC	85,819	0.0
25,622		Smith & Nephew PLC	416,482	0.1
18,115		Smiths Group PLC	322,910	0.1
1,027		Spirax-Sarco Engineering PLC	84,830	0.0
17,376		SSP Group Plc	148,143	0.0
22,567		Tate & Lyle PLC	194,033	0.1
85,267		Taylor Wimpey PLC	175,567	0.1
309,407		Tesco PLC	842,647	0.2
4,430		Travis Perkins PLC	62,568	0.0
17,428		Unilever PLC	923,155	0.2
16,068		United Utilities Group PLC	148,897	0.0
359,621		Vodafone Group PLC	676,281	0.2
5,486		Whitbread PLC	308,464	0.1
322,256		WM Morrison Supermarkets PLC	1,020,969	0.3
15,938		WPP PLC	180,350	0.1
			48,005,067	12.4

		United States: 0.0%
18,600	(2)	Samsonite International SA	53,642	0.0

	Total Common Stock (Cost $390,377,464)		378,766,911	97.7

PREFERRED STOCK: 0.1%
		Germany: 0.1%
1,579		Fuchs Petrolub AG	73,091	0.0
843		Henkel AG & Co. KGaA	92,101	0.0
2,488		Porsche AG	158,224	0.1
			323,416	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 0.0%
1,686,774	(1) Rolls-Royce Holdings PLC - C Shares	2,156	0.0

	Total Preferred Stock (Cost $358,867)	325,572	0.1

	Total Long-Term Investments (Cost $390,736,331)	379,092,483	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateral(4): 0.1%
117,348	Citigroup, Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $119,695, due 10/01/19-09/09/49)	117,348	0.0
117,348	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $119,695, due 07/01/23-01/01/57)	117,348	0.0
24,571	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $24,572, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $25,062, due 04/30/20-09/09/49)	24,571	0.0
117,348	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $119,695, due 11/08/18-09/20/68)	117,348	0.0
117,348	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $117,355, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $119,695, due 11/29/18-09/09/49)	117,348	0.1
		493,963	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
459,870	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%	459,870	0.1
2,840,000	(5) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.070%	2,840,000	0.8
	Total Mutual Funds
	(Cost $3,299,870)	3,299,870	0.9

	Total Short-Term Investments
	(Cost $3,793,833)	3,793,833	1.0

	Total Investments in Securities
	(Cost $394,530,164)	$382,886,316	98.8
	Assets in Excess of Other Liabilities	4,692,011	1.2
	Net Assets	$387,578,327	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.2%
		Australia: 4.5%
1,539,337		Dexus	11,122,208	1.0
606,266		Goodman Group	4,455,721	0.4
2,922,869		GPT Group	10,689,591	1.0
394,862		Lend Lease Corp., Ltd.	4,931,260	0.5
11,055,914		Mirvac Group	17,006,611	1.6
			48,205,391	4.5

		Belgium: 1.0%
147,589	(1)	Shurgard Self Storage Europe Sarl	4,143,204	0.4
49,868		Warehouses De Pauw SCA	6,467,281	0.6
			10,610,485	1.0

		Canada: 2.1%
107,900		Canadian Apartment Properties REIT	3,836,681	0.4
668,292		Chartwell Retirement Residences	7,173,053	0.7
528,600		First Capital Realty, Inc.	7,886,136	0.7
139,200		SmartCentres Real Estate Investment Trust	3,180,627	0.3
			22,076,497	2.1

		China: 1.1%
1,892,000		China Overseas Land & Investment Ltd.	5,948,144	0.6
1,736,000		China Resources Land Ltd.	5,904,484	0.5
			11,852,628	1.1

		France: 0.2%
13,101		Gecina S.A.	1,921,420	0.2

		Germany: 5.5%
151,219	(2)	ADO Properties SA	8,919,081	0.8
196,253		LEG Immobilien AG	21,452,117	2.0
636,028		Vonovia SE	29,064,095	2.7
			59,435,293	5.5

		Hong Kong: 8.1%
4,239,174		CK Asset Holdings Ltd.	27,587,479	2.6
716,000		Hongkong Land Holdings Ltd. - HKHGF	4,240,124	0.4
1,955,566		Link REIT	17,379,302	1.6
8,703,000		New World Development Ltd.	11,071,650	1.0
2,432,474		Wharf Real Estate Investment Co. Ltd.	15,115,723	1.4
2,079,100		Wheelock & Co., Ltd.	11,114,911	1.1
			86,509,189	8.1

		Ireland: 0.7%
2,208,334		Green REIT plc	3,646,832	0.3
2,713,552		Hibernia REIT plc	4,352,059	0.4
			7,998,891	0.7

		Japan: 11.4%
301,000		Aeon Mall Co., Ltd.	5,559,052	0.5
4,762		AEON REIT Investment Corp.	5,244,999	0.5
952,696		Hulic Co. Ltd.	8,717,762	0.8
4,595	(3)	Hulic Reit, Inc.	6,686,279	0.6
16,030		Japan Hotel REIT Investment Corp.	11,403,782	1.1
871		Kenedix Office Investment Corp.	5,397,532	0.5
1,711		Kenedix Retail REIT Corp.	3,638,073	0.3
5,907		LaSalle Logiport REIT	5,439,397	0.5
3,554		MID Reit, Inc.	2,720,294	0.2
1,201,281		Mitsui Fudosan Co., Ltd.	27,055,548	2.5
8,561		Mori Hills REIT Investment Corp.	10,589,178	1.0
395,600		Nomura Real Estate Holdings, Inc.	7,431,332	0.7
9,739		Orix JREIT, Inc.	14,898,765	1.4
753,800		Tokyo Tatemono Co., Ltd.	8,107,234	0.8
			122,889,227	11.4

		Luxembourg: 0.8%
339,987		Grand City Properties SA	8,219,411	0.8

		Norway: 0.4%
336,846	(2)	Entra ASA	4,557,982	0.4

		Singapore: 2.3%
4,501,900		CapitaLand Commercial Trust	5,625,355	0.5
6,142,600		CapitaLand Ltd.	13,952,844	1.3
6,176,695		Mapletree Logistics Trust	5,397,931	0.5
			24,976,130	2.3

		Spain: 0.9%
290,852	(1),(3)	Lar Espana Real Estate Socimi SA	2,882,528	0.3
517,870		Merlin Properties Socimi SA	6,488,916	0.6
			9,371,444	0.9

		Sweden: 3.4%
774,243		Castellum AB	13,346,186	1.2
839,438		Fabege AB	10,719,109	1.0
585,745		Kungsleden AB	4,094,442	0.4
224,315	(1),(3)	Pandox AB	3,832,158	0.4
405,653		Wihlborgs Fastigheter AB	4,576,627	0.4
			36,568,522	3.4

		United Kingdom: 4.4%
1,276,567		Grainger PLC	4,410,297	0.4
1,303,808		Hammerson PLC	7,279,143	0.7
1,136,364		Land Securities Group PLC	12,361,488	1.1
637,750		Safestore Holdings PLC	4,354,656	0.4
1,194,593		Segro PLC	9,365,461	0.9
878,798		Unite Group PLC	9,568,518	0.9
			47,339,563	4.4

		United States: 53.4%
202,723		Alexandria Real Estate Equities, Inc.	24,778,832	2.3
169,542		AvalonBay Communities, Inc.	29,734,276	2.8

See Accompanying Notes to Financial Statements

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
642,925	Brixmor Property Group, Inc.	10,415,385	1.0
396,927	Columbia Property Trust, Inc.	8,911,011	0.8
1,263,153	Cousins Properties, Inc.	10,496,802	1.0
531,550	CubeSmart	15,404,319	1.4
283,471	CyrusOne, Inc.	15,089,161	1.4
685,167	DiamondRock Hospitality Co.	7,159,995	0.7
507,344	Douglas Emmett, Inc.	18,360,779	1.7
396,627	Duke Realty Corp.	10,935,007	1.0
79,180	Equinix, Inc.	29,988,633	2.8
438,579	Equity Residential	28,490,092	2.7
24,583	Essex Property Trust, Inc.	6,164,925	0.6
299,671	Extra Space Storage, Inc.	26,988,370	2.5
621,955	Healthcare Trust of America, Inc.	16,332,538	1.5
168,225	Hilton Worldwide Holdings, Inc.	11,972,573	1.1
465,065	Hudson Pacific Properties, Inc.	14,091,470	1.3
777,512	Invitation Homes, Inc.	17,011,963	1.6
165,335	JBG Smith Properties	6,196,756	0.6
105,055	Macerich Co.	5,422,939	0.5
214,432	MGM Growth Properties LLC	6,066,281	0.6
188,179	Mid-America Apartment Communities, Inc.	18,386,970	1.7
438,363	Piedmont Office Realty Trust, Inc.	7,899,301	0.7
585,523	ProLogis, Inc.	37,748,668	3.5
333,741	Regency Centers Corp.	21,145,830	2.0
327,237	Simon Property Group, Inc.	60,054,534	5.6
549,856	STORE Capital Corp.	15,962,320	1.5
148,108	Sun Communities, Inc.	14,880,411	1.4
222,171	Taubman Centers, Inc.	12,221,627	1.1
161,511	Tier REIT, Inc.	3,499,943	0.3
1,913,163	VEREIT, Inc.	14,023,485	1.3
702,887	VICI Properties, Inc.	15,175,330	1.4
490,442	Welltower, Inc.	32,403,503	3.0
		573,414,029	53.4

	Total Common Stock
	(Cost $943,389,241)	1,075,946,102	100.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateral(4): 0.4%
1,125,598	Bank of Montreal, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government Agency Obligations, 2.795%-5.500%, Market Value plus accrued interest $1,148,110, due 08/01/20-02/01/48)	1,125,598	0.1
236,675	Citibank N.A., Repurchase Agreement dated 10/31/18, 2.20%, due 11/01/18 (Repurchase Amount $236,689, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $241,409, due 03/07/19-09/09/49)	236,675	0.0
1,125,598	HSBC Securities USA, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $1,148,110, due 07/01/23-01/01/57)	1,125,598	0.1
1,125,598	Nomura Securities, Repurchase Agreement dated 10/31/18, 2.21%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,148,110, due 11/08/18-09/20/68)	1,125,598	0.1

See Accompanying Notes to Financial Statements

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
1,125,598	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/18, 2.22%, due 11/01/18 (Repurchase Amount $1,125,666, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,148,110, due 11/29/18-09/09/49)	1,125,598	0.1
		4,739,067	0.4

	Total Short-Term Investments
	(Cost $4,739,067)	4,739,067	0.4

	Total Investments in Securities
	(Cost $948,128,308)	$1,080,685,169	100.6
	Liabilities in Excess of Other Assets	(6,892,748)	(0.6)
	Net Assets	$1,073,792,421	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 9.6%
86,676		Dexus	626,262	0.6
789,057		GPT Group	2,885,760	2.9
1,069,721		Ingenia Communities Group	2,181,666	2.2
2,510,946		Mirvac Group	3,862,429	3.9
			9,556,117	9.6

		Belgium: 2.3%
20,898	(1)	Shurgard Self Storage Europe Sarl	586,661	0.6
13,056		Warehouses De Pauw SCA	1,693,206	1.7
			2,279,867	2.3

		Canada: 5.1%
153,600		Chartwell Retirement Residences	1,648,652	1.6
29,700		First Capital Realty, Inc.	443,092	0.4
54,700		Killam Apartment Real Estate Investment Trust	671,882	0.7
103,813		SmartCentres Real Estate Investment Trust	2,372,057	2.4
			5,135,683	5.1

		China: 1.0%
328,000		China Overseas Land & Investment Ltd.	1,031,180	1.0

		France: 5.8%
16,922	(1)	Carmila SA	372,982	0.4
8,879		Gecina S.A.	1,302,212	1.3
32,173		Klepierre SA	1,090,255	1.1
16,936	(1)	Unibail-Rodamco-Westfield	3,064,707	3.0
			5,830,156	5.8

		Germany: 7.2%
15,159	(2)	ADO Properties SA	894,096	0.9
63,426		Aroundtown SA	525,584	0.5
32,662		Deutsche Wohnen SE	1,493,958	1.5
17,883		LEG Immobilien AG	1,954,764	2.0
50,809		Vonovia SE	2,321,781	2.3
			7,190,183	7.2

		Hong Kong: 16.3%
1,002,221		CK Asset Holdings Ltd.	6,522,202	6.5
518,300		Hongkong Land Holdings Ltd. - HKHGF	3,069,353	3.1
405,500		Link REIT	3,603,717	3.6
104,754		Sun Hung Kai Properties Ltd.	1,361,403	1.3
284,250		Wharf Real Estate Investment Co. Ltd.	1,766,368	1.8
			16,323,043	16.3

		Ireland: 1.9%
565,840		Green REIT plc	934,425	0.9
601,924		Hibernia REIT plc	965,380	1.0
			1,899,805	1.9

		Japan: 24.0%
965		AEON REIT Investment Corp.	1,062,878	1.1
794		Fukuoka REIT Corp.	1,198,572	1.2
240,600		Hulic Co. Ltd.	2,201,640	2.2
710		Hulic Reit, Inc.	1,033,136	1.0
3,338		Japan Hotel REIT Investment Corp.	2,374,661	2.4
156		Kenedix Office Investment Corp.	966,722	1.0
2,168		LaSalle Logiport REIT	1,996,379	2.0
168		Mitsubishi Estate Logistics REIT Investment Corp.	372,671	0.4
180,156		Mitsui Fudosan Co., Ltd.	4,057,518	4.0
1,058		Mori Hills REIT Investment Corp.	1,308,650	1.3
117,200		Nomura Real Estate Holdings, Inc.	2,201,598	2.2
2,163		Orix JREIT, Inc.	3,308,967	3.3
177,000		Tokyo Tatemono Co., Ltd.	1,903,662	1.9
			23,987,054	24.0

		Luxembourg: 1.9%
79,203		Grand City Properties SA	1,914,785	1.9

		Netherlands: 0.6%
14,790		NSI NV	583,800	0.6

		Norway: 0.6%
45,412	(2)	Entra ASA	614,486	0.6

		Singapore: 4.6%
1,195,800		CapitaLand Commercial Trust	1,494,214	1.5
308,700		CapitaLand Ltd.	701,208	0.7
229,600		City Developments Ltd.	1,312,142	1.3
1,185,000		Mapletree Logistics Trust	1,035,594	1.1
			4,543,158	4.6

		Spain: 2.6%
111,852		Inmobiliaria Colonial Socimi SA	1,123,046	1.1
54,343	(1)	Lar Espana Real Estate Socimi SA	538,574	0.5
76,078		Merlin Properties Socimi SA	953,258	1.0
			2,614,878	2.6

		Sweden: 5.5%
79,387		Castellum AB	1,368,451	1.4
122,364		Fabege AB	1,562,513	1.6
23,222		Hufvudstaden AB	343,303	0.3
29,861		Kungsleden AB	208,733	0.2
57,908	(1)	Pandox AB	989,290	1.0
93,299		Wihlborgs Fastigheter AB	1,052,611	1.0
			5,524,901	5.5

		United Kingdom: 9.4%
153,242		CLS Holdings PLC	425,068	0.4
14,843		Derwent London PLC	555,035	0.6
312,522		Grainger PLC	1,079,704	1.1
95,046		Hammerson PLC	530,641	0.5

See Accompanying Notes to Financial Statements

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS
as of October 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
105,311	Land Securities Group PLC	1,145,584	1.1
174,955	Safestore Holdings PLC	1,194,620	1.2
176,551	Segro PLC	1,384,138	1.4
204,444	Tritax Big Box REIT Plc	373,245	0.4
169,728	Unite Group PLC	1,848,030	1.8
70,048	Workspace Group PLC	858,538	0.9
		9,394,603	9.4

	Total Common Stock
	(Cost $91,907,552)	98,423,699	98.4

CLOSED-END FUNDS: 0.5%
	United Kingdom: 0.5%
487,822	Picton Property Income Ltd.	541,227	0.5

	Total Closed-End Funds
	(Cost $592,812)	541,227	0.5

	Total Long-Term Investments
	(Cost $92,500,364)	98,964,926	98.9

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
442,534	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.070%
	(Cost $442,534)	442,534	0.4

	Total Short-Term Investments
	(Cost $442,534)	442,534	0.4

	Total Investments in Securities
	(Cost $92,942,898)	$99,407,460	99.3
	Assets in Excess of Other Liabilities	666,961	0.7
	Net Assets	$100,074,421	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of October 31, 2018.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 7, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 7, 2019